================================================================================




                   STRUCTURED ASSET MORTGAGE INVESTMENTS INC.,
                                   Depositor,


                  NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION,
                                 Master Servicer

                       PROVIDENT FUNDING ASSOCIATES, L.P.,
                                    Servicer

                                       and


                       THE FIRST NATIONAL BANK OF CHICAGO,
                                     Trustee




                        ---------------------------------


                         POOLING AND SERVICING AGREEMENT

                          Dated as of November 1, 1998

                        ---------------------------------


                       Mortgage Pass-Through Certificates

                                 Series 1998-11


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



                                TABLE OF CONTENTS
                                -----------------
                                                                            Page
                                                                            ----

                                    ARTICLE I

                                   DEFINITIONS

         1.01.  Defined Terms..................................................2
         Accrued Certificate Interest..........................................2
         Advance  .............................................................3
         Agreement.............................................................3
         Anniversary...........................................................3
         Assignment............................................................3
         Available Distribution Amount.........................................3
         Bankruptcy Amount.....................................................4
         Bankruptcy Code.......................................................4
         Bankruptcy Loss.......................................................4
         Book-Entry Certificate................................................4
         Business Day..........................................................4
         Cash Liquidation......................................................5
         Certificate...........................................................5
         Certificate Account...................................................5
         Certificate Account Deposit Date......................................5
         Certificateholder or Holder...........................................5
         Certificate Owner.....................................................5
         Certificate Principal Balance.........................................6
         Certificate Register..................................................6
         Class    .............................................................6
         Class A Certificate...................................................6
         Class B Certificate...................................................6
         Class B Percentage....................................................6
         Class B-1 Certificate.................................................6
         Class B-1 Percentage..................................................7
         Class B-2 Certificate.................................................7
         Class B-2 Percentage..................................................7
         Class B-2 Prepayment Distribution Trigger.............................7
         Class B-3 Certificate.................................................7
         Class B-3 Percentage..................................................7
         Class B-3 Prepayment Distribution Trigger.............................8
         Class B-4 Certificate.................................................8
         Class B-4 Percentage..................................................8
         Class B-4 Prepayment Distribution Trigger.............................8
         Class B-5 Certificate.................................................8
         Class B-5 Percentage..................................................9
         Class B-5 Prepayment Distribution Trigger.............................9

                                                                            Page
                                                                            ----


         Class B-6 Certificate.................................................9
         Class B-6 Percentage..................................................9
         Class B-6 Prepayment Distribution Trigger.............................9
         Class PO Certificate..................................................9
         Class PO Collection Shortfalls.......................................10
         Class    ............................................................10
         Class R Certificate..................................................10
         Class X Certificate..................................................10
         Closing Date.........................................................10
         Code     ............................................................10
         Collateral Value.....................................................10
         Commission...........................................................10
         Compensating Interest................................................10
         Corporate Trust Office...............................................10
         Credit Support Depletion Date........................................10
         Curtailment..........................................................11
         Custodial Account....................................................11
         Custodial Agreement..................................................11
         Custodian............................................................11
         Cut-off Date.........................................................11
         Debt Service Reduction...............................................11
         Deceased Owner.......................................................11
         Defaulted Mortgage Loan..............................................11
         Deficient Valuation..................................................11
         Definitive Certificate...............................................11
         Deleted Mortgage Loan................................................11
         Depositor............................................................12
         Depository...........................................................12
         Depository Participant...............................................12
         Determination Date...................................................12
         Discount Fraction....................................................12
         Discount Mortgage Loan...............................................12
         Disqualified Organization............................................12
         Distribution Date....................................................13
         Due Date ............................................................13
         Due Period...........................................................13
         Eligible Account.....................................................13
         Eligible Funds.......................................................13
         Event of Default.....................................................14
         Excess Bankruptcy Loss...............................................14
         Excess Fraud Loss....................................................14
         Excess Special Hazard Loss...........................................14
         Extraordinary Events.................................................14
         Extraordinary Losses.................................................15

                                                                            Page
                                                                            ----

         FDIC     ............................................................15
         Final Disposition....................................................15
         Fitch    ............................................................15
         Freddie Mac..........................................................15
         Fannie Mae...........................................................15
         Fraud Loss Amount....................................................15
         Fraud Losses.........................................................16
         Funding Date.........................................................16
         Individual Retail Lottery Certificate................................16
         Initial Certificate Principal Balance................................16
         Initial Notional Amount..............................................16
         Insurance Policy.....................................................16
         Insurance Proceeds...................................................16
         Late Collections.....................................................16
         Liquidation Proceeds.................................................16
         Living Owner.........................................................16
         Loan-to-Value Ratio..................................................17
         Lockout Distribution Percentage......................................17
         Lost Note Affidavit..................................................17
         Master Servicer......................................................17
         Master Servicing Fee Rate............................................17
         Master Servicing Fee.................................................17
         Maturity Date........................................................17
         Monthly Payment......................................................17
         Mortgage ............................................................18
         Mortgage File........................................................18
         Mortgage Loan........................................................18
         Mortgage Loan Accrued Interest.......................................18
         Mortgage Loan Purchase Agreement.....................................18
         Mortgage Loan Schedule...............................................18
         Mortgage Note........................................................19
         Mortgage Rate........................................................19
         Mortgaged Property...................................................19
         Mortgagor............................................................19
         Net Mortgage Rate....................................................20
         Non-Discount Mortgage Loans..........................................20
         Nonrecoverable Advance...............................................20
         Non-United States Person.............................................20
         Notional Amount......................................................20
         Officer's Certificate................................................20
         Opinion of Counsel...................................................20
         Original Senior Percentage...........................................20
         OTS      ............................................................21
         Outstanding Mortgage Loan............................................21

                                                                            Page
                                                                            ----

         Ownership Interest...................................................21
         Pass-Through Rate....................................................21
         Percentage Interest..................................................21
         Permitted Investment.................................................21
         Permitted Transferee.................................................23
         Person   ............................................................23
         Pool Strip Rate......................................................23
         Premium Mortgage Loan................................................23
         Prepayment Assumption................................................23
         Prepayment Distribution Percentage...................................23
         Prepayment Distribution Trigger......................................24
         Prepayment Interest Shortfall........................................24
         Prepayment Period....................................................25
         Primary Hazard Insurance Policy......................................25
         Primary Insurance Policy.............................................25
         Principal Only Certificates..........................................25
         Principal Prepayment.................................................25
         Principal Prepayment in Full.........................................25
         Protected Account....................................................25
         Purchase Price.......................................................25
         Qualified Insurer....................................................25
         Qualified Substitute Mortgage Loan...................................26
         Random Lot...........................................................26
         Rating Agency........................................................26
         Realized Loss........................................................27
         Record Date..........................................................27
         Regular Certificate..................................................27
         Relief Act...........................................................27
         Remainder Retail Certificates........................................27
         REMIC    ............................................................27
         REMIC Provisions.....................................................27
         Remittance Report....................................................28
         REO Acquisition......................................................28
         REO Disposition......................................................28
         REO Imputed Interest.................................................28
         REO Proceeds.........................................................28
         REO Property.........................................................28
         Request for Release..................................................28
         Residual Certificate.................................................28
         Responsible Officer..................................................28
         Retail Lottery Certificates..........................................28
         Rounding Account.....................................................29
         Rounding Amount......................................................29
         Seller   ............................................................29

                                                                            Page
                                                                            ----

         Senior Accelerated Distribution Percentage...........................29
         Senior Certificate...................................................30
         Senior Interest Distribution Amount..................................30
         Senior Percentage....................................................30
         Senior Principal Distribution Amount.................................30
         Servicer ............................................................30
         Servicer Remittance Date.............................................30
         Servicing Account....................................................31
         Servicing Advances...................................................31
         Servicing Fee........................................................31
         Servicing Fee Rate...................................................31
         Servicing Officer....................................................31
         Single Certificate...................................................31
         Special Hazard Amount................................................31
         Special Hazard Loss..................................................32
         Special Hazard Percentage............................................32
         Standard & Poor's....................................................32
         Startup Day..........................................................32
         Stated Principal Balance.............................................33
         Subordinate Certificate..............................................33
         Subordinate Percentage...............................................33
         Subordinate Principal Distribution Amount............................33
         Tax Returns..........................................................33
         Transfer ............................................................34
         Transferor...........................................................34
         Trustee  ............................................................34
         Trust Fund...........................................................34
         Uninsured Cause......................................................34
         United States Person.................................................34
         Variable Strip Certificates..........................................35
         Voting Rights........................................................35

                                   ARTICLE II

                          CONVEYANCE OF MORTGAGE LOANS;
                        ORIGINAL ISSUANCE OF CERTIFICATES
     2.01. Conveyance of Mortgage Loans.......................................36
     2.02. Acceptance of the Trust Fund by the Trustee........................39
     2.03. Representations, Warranties and Covenants of the Master Servicer...40
     2.04. Representations and Warranties of the Seller.......................42
     2.05. Issuance of Certificates Evidencing Interests in the Trust Fund....44
     2.06  Representations, Warranties and Covenants of the Servicer..........44


                                                                                                               Page
                                                                                                               ----

                                   ARTICLE III

                          ADMINISTRATION AND SERVICING
                                OF THE TRUST FUND
         3.01     Duties of the Master Servicer..................................................................47
         3.02     Monitoring of the Servicer's Performance.......................................................47
         3.03.    Master Servicer Fidelity Bond and Master Servicer Errors and Omissions
                  Insurance Policy...............................................................................48
         3.04     Master Servicer's Financial Statements and Related Information.................................48
         3.05.    Servicer to Act as Servicer....................................................................48
         3.06.    Collection of Certain Mortgage Loan Payments...................................................49
         3.07.    Protected Accounts.............................................................................51
         3.08.    Collection of Taxes, Assessments and Similar Items; Servicing Accounts.........................51
         3.09.    Deposits in the Protected Account..............................................................51
         3.10.    Permitted Withdrawals From the Protected Account...............................................52
         3.11.    Custodial Account..............................................................................54
         3.12.    Maintenance of Primary Hazard Insurance. ......................................................54
         3.13.    Enforcement of Due-on-Sale Clauses; Assumption Agreements......................................56
         3.14.    Realization Upon Defaulted Mortgage Loans......................................................58
         3.15.    Trustee to Cooperate; Release of Mortgage Files................................................59
         3.16.    Master Servicing and Servicing Compensation....................................................60
         3.17.    Maintenance of Certain Servicing Policies......................................................60
         3.18.    Annual Statement as to Compliance..............................................................61
         3.19.    Annual Independent Public Accountants' Servicing Statement.....................................61
         3.20.    Access to Certain Documentation................................................................62
         3.21.    Title, Conservation and Disposition of REO Property............................................62
         3.22.    Additional Obligations of the Master Servicer..................................................65
         3.23.    Additional Obligations of the Depositor........................................................65
         3.24.    Periodic Filings with the Securities and Exchange Commission; Additional
                  Information....................................................................................65
         3.25     Removal of Servicer; Resignation of Servicer...................................................66

                                                    ARTICLE IV

                                          PAYMENTS TO CERTIFICATEHOLDERS
         4.01.    Certificate Account; Distributions.............................................................68
         4.02.    Statements to Certificateholders...............................................................78
         4.03.    Remittance Reports; Advances by the Servicer...................................................80
         4.04.    Allocation of Realized Losses..................................................................81
         4.05.    Information Reports to Be Filed by the Servicer................................................82
         4.06.    Compliance with Withholding Requirements.......................................................82
         4.07.    Rounding Account...............................................................................83
         4.08.    Principal Distributions on the Retail Lottery Certificates.....................................83

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
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                                                     ARTICLE V

                                                 THE CERTIFICATES
         5.01.    The Certificates...............................................................................89
         5.02.    Registration of Transfer and Exchange of Certificates..........................................91
         5.03.    Mutilated, Destroyed, Lost or Stolen Certificates..............................................96
         5.04.    Persons Deemed Owners..........................................................................96

                                                    ARTICLE VI

                                       THE MASTER SERVICER AND THE SERVICER
         6.01.    Liability of the Master Servicer and the Servicer..............................................97
         6.02.    Merger, Consolidation or Conversion of the Master Servicer or the Servicer
                   ..............................................................................................97
         6.03.    Limitation on Liability the Master Servicer, the Servicer and Others...........................97
         6.04.    Limitation on Resignation of the Master Servicer...............................................98
         6.05.    Sale and Assignment of Master Servicing........................................................98

                                                    ARTICLE VII

                                                      DEFAULT
         7.01.    Events of Default.............................................................................100
         7.02.    Trustee to Act; Appointment of Successor......................................................102
         7.03.    Notification to Certificateholders............................................................103
         7.04.    Waiver of Events of Default...................................................................103
         7.05.    List of Certificateholders....................................................................103

                                                   ARTICLE VIII

                                              CONCERNING THE TRUSTEE
         8.01.    Duties of Trustee.............................................................................104
         8.02.    Certain Matters Affecting the Trustee.........................................................105
         8.03.    Trustee Not Liable for Certificates or Mortgage Loans.........................................107
         8.04.    Trustee May Own Certificates..................................................................107
         8.05.    Trustee's Fees; Indemnification of Trustee....................................................107
         8.06.    Eligibility Requirements for Trustee..........................................................108
         8.07.    Resignation and Removal of the Trustee........................................................108
         8.08.    Successor Trustee.............................................................................109
         8.09.    Merger or Consolidation of Trustee............................................................110
         8.10.    Appointment of Co-Trustee or Separate Trustee.................................................110
         8.11.    Appointment of Custodians.....................................................................111

                                                    ARTICLE IX

                                                    TERMINATION
         9.01.    Termination Upon Repurchase or Liquidation of All Mortgage Loans or upon
                  Purchase of Certificates......................................................................112
         9.02.    Additional Termination Requirements...........................................................114

                                                     ARTICLE X

                                                 REMIC PROVISIONS
         10.01.   REMIC Administration..........................................................................116
         10.02.   Prohibited Transactions and Activities........................................................118
         10.03.   Master Servicer, Servicer and Trustee Indemnification.........................................119

                                                    ARTICLE XI

                                             MISCELLANEOUS PROVISIONS
         11.01.   Amendment.....................................................................................120
         11.02.   Recordation of Agreement; Counterparts........................................................121
         11.03.   Limitation on Rights of Certificateholders....................................................122
         11.04.   Governing Law.................................................................................123
         11.05.   Notices.......................................................................................123
         11.06.   Severability of Provisions....................................................................123
         11.07.   Successors and Assigns; Third Party Beneficiary...............................................123
         11.08.   Article and Section Headings..................................................................124
         11.09.   Notice to Rating Agencies.....................................................................124


         Signatures
         Acknowledgments

         Exhibit A-1       Form of Class A Certificate
         Exhibit A-2       Form of Class X Certificate and Class PO Certificate
         Exhibit A-3       Form of Class R Certificate
         Exhibit B         Form of Class B Certificate
         Exhibit C         Form of Custodial Agreement
         Exhibit D         Form of Remittance Report
         Exhibit E         Request for Release
         Exhibit F-1       Form of Investor Representation Letter
         Exhibit F-2       Form of Transferor Representation Letter
         Exhibit F-3       Form of Rule 144A Investment Representation
         Exhibit F-4       Transferor Certificate for Transfers of Residual Certificates
         Exhibit F-5       Transfer Affidavit and Agreement for Transfers of Residual Certificates
         Exhibit F-6       Form of ERISA Representation Letter
         Exhibit G         Mortgage Loan Schedule

         Exhibit H         Pricing and Prepayment Certificate
         Exhibit I         Schedule of Discount Fractions

                  This Pooling and Servicing Agreement (the "Agreement"), dated and effective as of November 1, 1998, among Structured Asset Mortgage Investments Inc., as depositor (the "Depositor"), Norwest Bank Minnesota, National Association, as master servicer (the "Master Servicer"), Provident Funding Associates, L.P., as servicer (the "Servicer") and The First National Bank of Chicago, as trustee (the "Trustee").

                             PRELIMINARY STATEMENT:

                  The Depositor intends to sell mortgage pass-through certificates (collectively, the "Certificates"), to be issued hereunder in multiple classes, which in the aggregate will evidence the entire beneficial ownership interest in the Mortgage Loans (as defined herein). As provided herein, the Trustee will make an election to treat the entire segregated pool of assets described in the definition of Trust Fund (as defined herein), and subject to this Agreement (including the Mortgage Loans), as a real estate mortgage investment conduit (a "REMIC") for federal income tax purposes. The Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class A-9, Class A-10, Class A-11, Class A-12, Class A-13, Class A-14, Class A-15, Class A-16, Class A-17, Class A-18, Class X, Class PO, Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates will be "regular interests" in the REMIC, and the Class R Certificates will be the sole class of "residual interests" therein for purposes of the REMIC Provisions (as defined herein) under federal income tax law.

                  The following table sets forth the designation, initial Pass-Through Rate, aggregate initial Certificate Principal Balance and certain features for each Class of Certificates comprising the certificated interests in the Trust Fund created hereunder.

                                           AGGREGATE INITIAL
                                              CERTIFICATE
                                                PRINCIPAL                                                           INITIAL
                           PASS-THROUGH     BALANCE/NOTIONAL                                      MATURITY          RATINGS
  DESIGNATION    TYPE          RATE              AMOUNT                   FEATURES                  DATE              S&P      FITCH
  -----------    ----         ------             ------                   --------                 ------            -----     -----
Class A-1       Senior        6.75%       $     152,789,379.00             Senior             January 25, 2029        AAA       AAA
Class A-2       Senior        6.75%       $       8,996,934.00             Senior             January 25, 2029        AAA       AAA
Class A-3       Senior        6.75%       $       3,142,585.00             Senior             January 25, 2029        AAA       AAA
Class A-4       Senior        6.50%       $       1,000,000.00             Senior             January 25, 2029        AAA       AAA
Class A-5       Senior        7.00%       $       1,000,000.00             Senior             January 25, 2029        AAA       AAA
Class A-6       Senior        6.75%       $       3,014,797.00             Senior             January 25, 2029        AAA       AAA
Class A-7       Senior        6.75%       $         197,146.00             Senior             January 25, 2029        AAA       AAA
Class A-8       Senior        7.00%       $       8,951,364.00             Senior             January 25, 2029        AAA       AAA
Class A-9       Senior        7.00%       $       5,116,537.00      Senior/Retail Lottery     January 25, 2029        AAA       AAA
Class A-10      Senior        7.00%       $       2,999,527.00      Senior/Retail Lottery     January 25, 2029        AAA       AAA
Class A-11      Senior        7.00%       $       1,271,407.00             Senior             January 25, 2029        AAA       AAA
Class A-12      Senior         (1)        $         679,216.00      Senior/Principal Only     January 25, 2029       AAAr       AAA
Class A-13      Senior        6.75%       $      20,000,000.00             Senior             January 25, 2029        AAA       AAA
Class A-14      Senior        6.50%       $         546,386.00      Senior/Retail Lottery     January 25, 2029        AAA       AAA
Class A-15      Senior        6.50%       $         540,367.00      Senior/Retail Lottery     January 25, 2029        AAA       AAA







                                                      -2-



Class A-16      Senior        7.00%       $         540,366.00      Senior/Retail Lottery     January 25, 2029        AAA       AAA
Class A-17      Senior        7.00%       $         546,386.00          Senior/Retail         January 25, 2029        AAA       AAA
Class A-18      Senior        6.75%       $      24,757,903.00         Senior/Lockout         January 25, 2029        AAA       AAA
Class X         Senior    Variable Rate   $                (2)      Senior/Interest Only      January 25, 2029       AAAr       AAA
Class PO        Senior         (1)        $         347,489.44      Senior/Principal Only     January 25, 2029       AAAr       AAA
Class R         Senior        6.75%       $             100.00         Senior/Residual        January 25, 2029        AAA       AAA
Class B-1    Subordinate      6.75%       $       4,704,000.00           Subordinate          January 25, 2029        N/A        AA
Class B-2    Subordinate      6.75%       $       2,599,600.00           Subordinate          January 25, 2029        N/A        A
Class B-3    Subordinate      6.75%       $       1,485,500.00           Subordinate          January 25, 2029        N/A       BBB
Class B-4    Subordinate      6.75%       $         866,500.00           Subordinate          January 25, 2029        N/A        BB
Class B-5    Subordinate      6.75%       $         619,000.00           Subordinate          January 25, 2029        N/A        B
Class B-6    Subordinate      6.75%       $         866,541.06           Subordinate          January 25, 2029        N/A       N/A



-----------------------------

(1)      This Class pays only principal.
(2)      Based on the Notional Amount.

         Solely for purposes of Section 1.860G-1(a)(4)(iii) of the Treasury regulations, the Distribution Date immediately following the maturity date for the Mortgage Loan with the latest maturity date in the Mortgage Pool has been designated as the "latest possible maturity date" for the Certificates.

         As of the Cut-off Date, the Mortgage Loans have an aggregate Stated Principal Balance equal to $247,579,030.50.

         In consideration of the mutual agreements herein contained, the Depositor, the Master Servicer, Servicer and the Trustee agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

                  SECTION 1.01.  Defined Terms.

                  Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the meanings specified in this Article.

                  "Accrued Certificate Interest": With respect to each Distribution Date, (a) as to any Certificate other than the Variable Strip Certificates and the Principal Only Certificates, one month's interest accrued at the related Pass-Through Rate on the Certificate Principal Balance thereof immediately prior to such Distribution Date; and (b) as to any Variable Strip Certificate, one month's interest accrued at the then applicable Pass-Through Rate on the related Notional Amount thereof immediately prior to such Distribution Date. Accrued Certificate Interest will be calculated on the basis of a 360-day year consisting of twelve 30-day months. In each case Accrued Certificate Interest on any Class of Certificates will be reduced by the amount of (i) Prepayment Interest Shortfalls, if any, which are not covered by the Servicer or the Master Servicer with a payment of Compensating Interest pursuant to Section 3.22 with respect to such Distribution Date, (ii) the interest portion (adjusted to the related Net Mortgage Rate) of Realized Losses (including Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses and Extraordinary Losses) not allocated solely to one or more Classes of Certificates pursuant to Section 4.04 and (iii) any other interest shortfalls not covered by the subordination provided by the Class B Certificates, including interest that is not collectible from the Mortgagor pursuant to the Relief Act or similar legislation or regulations as in effect from time to time with all such reductions allocated among all of the Certificates in proportion to their respective amounts of Accrued Certificate Interest payable on such Distribution Date which would have resulted absent such reductions. In addition to that portion of the reductions described in the preceding sentence that are allocated to any Class of Class B Certificates, Accrued Certificate Interest on any Class of the Class B Certificates, as applicable, will be reduced by the interest portion (adjusted to the related Net Mortgage Rate) of the portion of Realized Losses that are allocated solely to the Class B Certificates, as applicable, pursuant to Section 4.04. The Principal Only Certificates do not have a Pass-Through Rate and are not entitled to Accrued Certificate Interest.

                  "Advance": As to any Mortgage Loan, any advance made by the Servicer or the Master Servicer on any Distribution Date pursuant to Section 4.03.

                  "Agreement": This Pooling and Servicing Agreement and all amendments hereof.

                  "Anniversary": Each anniversary of November 1, 1998.

                  "Assignment": An assignment of Mortgage, notice of transfer or equivalent instrument, in recordable form, which is sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect of record the sale of the Mortgage.

                  "Available Distribution Amount": With respect to any Distribution Date, an amount equal to (a) the sum of (i) the balance on deposit in the Protected Account as of the close of business on the related Determination Date and (ii) the aggregate amount of any Advances made and all amounts required to be paid by the Master Servicer or the Servicer pursuant to Sections 3.12, 3.22 and 4.03 by deposits into the Custodial Account, reduced by
(b) the sum, as of the close of business on the related Determination Date, of
(i) Monthly Payments collected but due during a Due Period subsequent to the Due Period ending on the first day of the month of the related Distribution Date,
(ii) all interest or other income earned on deposits in the Custodial

Account, the Certificate Account or the Protected Account, (iii) any other amounts reimbursable or payable to the Master Servicer or the Servicer pursuant to Section 3.10, (iv) the Master Servicing Fee and Servicing Fee payable on such Distribution Date and (v) Insurance Proceeds, Liquidation Proceeds, Principal Prepayments, REO Proceeds and the proceeds of Mortgage Loan purchases made pursuant to Section 2.02, 2.04, 3.13 or 3.21, in each case received or made in the month of such Distribution Date.

                  "Bankruptcy Amount": As of any date of determination prior to the first Anniversary, an amount equal to the excess, if any, of (A) $100,000 over (B) the aggregate amount of Bankruptcy Losses allocated solely to one or more specific Classes of Certificates in accordance with Section 4.04. As of any date of determination on or after the first Anniversary, an amount equal to the excess, if any, of the lesser of (a) the Bankruptcy Amount calculated as of the close of business on the Business Day immediately preceding the most recent Anniversary coinciding with or preceding such date of determination (or, if such date of determination is an Anniversary, the Business Day immediately preceding such date of determination) (for purposes of this definition, the "Relevant Anniversary") and (b) the greater of (i) $100,000 and (ii) 0.0006 times the aggregate principal balance of all the Mortgage Loans in the Mortgage Pool as of the Relevant Anniversary having a Loan-to-Value Ratio at origination which exceeds 75%.

                  The Bankruptcy Amount may be further reduced by the Servicer (including accelerating the manner in which such coverage is reduced) provided that prior to any such reduction, the Servicer shall (i) obtain written confirmation from each Rating Agency that such reduction shall not reduce the rating assigned to any Class of Certificates by such Rating Agency below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency and (ii) provide a copy of such written confirmation to the Trustee.

                  "Bankruptcy Code":  The Bankruptcy Code of 1978, as amended.

                  "Bankruptcy Loss": With respect to any Mortgage Loan, a Deficient Valuation or Debt Service Reduction as reported by the Servicer to the Master Servicer or by any other party hereto.

                  "Book-Entry Certificate": Any Certificate registered in the name of the Depository or its nominee.

                  "Business Day": Any day other than a Saturday, a Sunday or a day on which banking institutions in Maryland, Minnesota, Illinois, California or New York (and such other state or states in which the Custodial Account or the Certificate Account are at the time located) or in the city in which the Corporate Trust Office of the Trustee is located are authorized or obligated by law or executive order to close.

                  "Cash Liquidation": As to any Defaulted Mortgage Loan other than a Mortgage Loan as to which an REO Acquisition occurred, a determination by the Servicer that it has received all Insurance Proceeds, Liquidation Proceeds and other payments or cash recoveries which the Servicer reasonably and in good faith expects to be finally recoverable with respect to such Mortgage Loan.

                  "Certificate": Any Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class A-9, Class A-10, Class A-ll, Class A-12, Class A-13, Class A- 14, Class A-15, Class A-16, Class A-17, Class A-18, Class X, Class PO, Class B-1, Class B-2, Class B-3, Class B-4, Class B-5, Class B-6 or Class R Certificate.

                  "Certificate Account": The trust account or accounts created and maintained pursuant to Section 4.01, which shall be entitled "The First National Bank of Chicago, in trust for registered holders of Structured Asset Mortgage Investments Inc., Mortgage Pass-Through Certificates, Series 1998-11", and which account or accounts must each be an Eligible Account.

                  "Certificate Account Deposit Date": With respect to any Distribution Date, the Business Day immediately preceding such Distribution Date.

                  "Certificateholder" or "Holder": The Person in whose name a Certificate is registered in the Certificate Register, except that, only a Permitted Transferee shall be a holder of a Residual Certificate for any purposes hereof and, solely for the purposes of giving any consent pursuant to this Agreement, any Certificate registered in the name of the Depositor, the Master Servicer or the Servicer or any affiliate thereof shall be deemed not to be outstanding and the Voting Rights to which such Certificate is entitled shall not be taken into account in determining whether the requisite percentage of Voting Rights necessary to effect any such consent has been obtained, except as otherwise provided in Section 11.01. The Trustee shall be entitled to rely upon a certification of the Depositor, the Master Servicer or the Servicer in determining if any Certificates are registered in the name of the respective affiliate. All references herein to "Holders" or "Certificateholders" shall reflect the rights of Certificate Owners as they may indirectly exercise such rights through the Depository and participating members thereof, except as otherwise specified herein; provided, however, that the Trustee shall be required to recognize as a "Holder" or "Certificateholder" only the Person in whose name a Certificate is registered in the Certificate Register.

                  "Certificate Owner": With respect to a Book-Entry Certificate, the Person who is the beneficial owner of such Certificate, as reflected on the books of an indirect participating brokerage firm for which a Depository Participant acts as agent, if any, and otherwise on the books of a Depository Participant, if any, and otherwise on the books of the Depository.

                  "Certificate Principal Balance": With respect to any Certificate other than a Variable Strip Certificate, on any date of determination, an amount equal to (i) the Initial Certificate Principal Balance of such Certificate as specified on the face thereof, minus (ii) the sum of (a) the aggregate of all amounts previously distributed with respect to such Certificates (or any predecessor Certificate) and applied to reduce the Certificate Principal Balance thereof pursuant to Section 4.01, and (b) the aggregate of all reductions in Certificate Principal Balance deemed to have occurred in connection with Realized Losses which were previously allocated to such Certificate (or any predecessor Certificate) pursuant to Section 4.04. With respect to each Class B Certificate, on any date of determination, an amount equal to (i) the Initial Certificate Principal Balance of such Class B Certificate as specified on the face thereof, minus (ii) the sum of (x) the aggregate of all amounts previously distributed with respect to such Certificate (or any predecessor Certificate) and applied to reduce the Certificate Principal Balance thereof pursuant to Section 4.01 and (y) the aggregate of all reductions in Certificate Principal Balance deemed to have occurred in connection with Realized Losses which were previously allocated to such Certificate (or any predecessor Certificate) pursuant to Section 4.04; provided, that the Certificate Principal Balance of each Class B Certificate of those Class B Certificates outstanding with the highest numerical designation at any given time shall be calculated to equal the Percentage Interest evidenced by such Certificate times the excess, if any, of (A) the then aggregate Stated Principal Balance of the Mortgage Loans over (B) the then aggregate Certificate Principal Balance of all other Classes of Certificates then outstanding. The Variable Strip Certificates have no Certificate Principal Balance.

                  "Certificate Register": The register maintained pursuant to
Section 5.02.

                  "Class": Collectively, all of the Certificates bearing the same designation.

                  "Class A Certificate": Any one of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class A-9, Class A-10, Class A-11, Class A-12, Class A-13, Class A-14, Class A-15, Class A-16, Class A-17 or Class A-18 Certificates, each executed, authenticated and delivered by the Trustee substantially in the form annexed hereto as Exhibit A-1 and each evidencing an interest designated as a "regular interest" in the REMIC for purposes of the REMIC Provisions.

                  "Class B Certificate": Any of the Class B-1 Certificates, Class B-2 Certificates, Class B-3 Certificates, Class B-4 Certificates, Class B-5 Certificates or Class B-6 Certificates.

                  "Class B Percentage": The Class B-1 Percentage, Class B-2 Percentage, Class B-3 Percentage, Class B-4 Percentage, Class B-5 Percentage and Class B-6 Percentage.

                  "Class B-1 Certificate": Any one of the Class B-1 Certificates executed, authenticated and delivered by the Trustee substantially in the form annexed hereto as Exhibit B, subordinate to the Senior Certificates with respect to distributions and the allocation of Realized Losses as set forth in Section 4.04 and evidencing an interest designated as a "regular interest" in the REMIC for purposes of the REMIC Provisions.

                  "Class B-1 Percentage": With respect to any Distribution Date, the lesser of 100% and a fraction, expressed as a percentage, the numerator of which is the aggregate Certificate Principal Balance of the Class B-1 Certificates immediately prior to such Distribution Date and the denominator of which is the aggregate Stated Principal Balance of all of the Mortgage Loans (or related REO Properties) (other than the related Discount Fraction of each Discount Mortgage Loan) immediately prior to such Distribution Date).

                  "Class B-2 Certificate": Any one of the Class B-2 Certificates executed, authenticated and delivered by the Trustee substantially in the form annexed hereto as Exhibit B, subordinate to the Senior Certificates and Class B-1 Certificates with respect to distributions and the allocation of Realized Losses as set forth in Section 4.04 and evidencing an interest designated as a "regular interest" in the REMIC for purposes of the REMIC Provisions.

                  "Class B-2 Percentage": With respect to any Distribution Date, the lesser of 100% and a fraction, expressed as a percentage, the numerator of which is the aggregate Certificate Principal Balance of the Class B-2 Certificates immediately prior to such Distribution Date and the denominator of which is the aggregate Stated Principal Balance of all of the Mortgage Loans (and related REO Properties) (other than the related Discount Fraction of each Discount Mortgage Loan) immediately prior to such Distribution Date.

                  "Class B-2 Prepayment Distribution Trigger": With respect to any Distribution Date, a test that shall be satisfied if the fraction (expressed as a percentage) equal to the sum of the Certificate Principal Balances of the Class B-2 Certificates, Class B-3 Certificates, Class B-4 Certificates, Class B-5 Certificates and Class B-6 Certificates immediately prior to such Distribution Date divided by the aggregate Stated Principal Balance of all of the Mortgage Loans (and related REO Properties) immediately prior to such Distribution Date is greater than or equal to 2.60%.

                  "Class B-3 Certificate": Any one of the Class B-3 Certificates executed, authenticated and delivered by the Trustee substantially in the form annexed hereto as Exhibit B, subordinate to the Senior Certificates, Class B-1 Certificates and Class B-2 Certificates with respect to distributions and the allocation of Realized Losses as set forth in Section 4.04 and evidencing an interest designated as a "regular interest" in the REMIC for purposes of the REMIC Provisions.

                  "Class B-3 Percentage": With respect to any Distribution Date, the lesser of 100% and a fraction, expressed as a percentage, the numerator of which is the aggregate Certificate

Principal Balance of the Class B-3 Certificates immediately prior to such Distribution Date and the denominator of which is the aggregate Stated Principal Balance of all of the Mortgage Loans (and related REO Properties) (other than the related Discount Fraction of each Discount Mortgage
Loan) immediately prior to such Distribution Date.

                  "Class B-3 Prepayment Distribution Trigger": With respect to any Distribution Date, a test that shall be satisfied if the fraction (expressed as a percentage) equal to the aggregate Certificate Principal Balance of the Class B-3 Certificates, Class B-4 Certificates, Class B-5 Certificates and Class B-6 Certificates immediately prior to such Distribution Date divided by the aggregate Stated Principal Balance of all of the Mortgage Loans (or related REO Properties) immediately prior to such Distribution Date is greater than or equal to 1.55%.

                  "Class B-4 Certificate": Any one of the Class B-4 Certificates executed, authenticated and delivered by the Trustee substantially in the form annexed hereto as Exhibit B, subordinate to the Senior Certificates, Class B-1 Certificates, Class B-2 Certificates and Class B-3 Certificates with respect to distributions and allocation of Realized Losses as set forth in Section 4.04 and evidencing an interest designated as a "regular interest" in the REMIC for purposes of the REMIC Provisions.

                  "Class B-4 Percentage": With respect to any Distribution Date, the lesser of 100% and a fraction, expressed as a percentage, the numerator of which is the aggregate Certificate Principal Balance of the Class B-4 Certificates immediately prior to such date and the denominator of which is the aggregate Stated Principal Balance of all of the Mortgage Loans (or related REO Properties) (other than the related Discount Fraction of each Discount Mortgage
Loan) immediately prior to such Distribution Date.

                  "Class B-4 Prepayment Distribution Trigger": With respect to any Distribution Date, a test that shall be satisfied if the fraction (expressed as a percentage) equal to the sum of the Certificate Principal Balances of the Class B-4 Certificates, Class B-5 Certificates and Class B-6 Certificates immediately prior to such Distribution Date divided by the aggregate Stated Principal Balance of all of the Mortgage Loans (or related REO Properties) immediately prior to such Distribution Date is greater than or equal to 0.95%.

                  "Class B-5 Certificate": Any one of the Class B-5 Certificates executed, authenticated and delivered by the Trustee substantially in the form annexed hereto as Exhibit B, subordinate to the Senior Certificates, Class B-1 Certificates, Class B-2 Certificates, Class B-3 Certificates and Class B-4 Certificates with respect to distributions and the allocation of Realized Losses as set forth in Section 4.04 and evidencing an interest designated as a "regular interest" in the REMIC for purposes of the REMIC Provisions.

                  "Class B-5 Percentage": With respect to any Distribution Date, the lesser of 100% and a fraction, expressed as a percentage, the numerator of which is the aggregate Certificate Principal Balance of the Class B-5 Certificates immediately prior to such date and the denominator of which is the aggregate Stated Principal Balance of all of the Mortgage Loans (or related REO Properties) (other than the related Discount Fraction of each Discount Mortgage
Loan) immediately prior to such Distribution Date.

                  "Class B-5 Prepayment Distribution Trigger": With respect to any Distribution Date, a test that shall be satisfied if the fraction (expressed as a percentage) equal to the sum of the Certificate Principal Balances of the Class B-5 Certificates and Class B-6 Certificates immediately prior to such Distribution Date divided by the aggregate Stated Principal Balance of all of the Mortgage Loans (and related REO Properties) immediately prior to such Distribution Date is greater than or equal to 0.60%.

                  "Class B-6 Certificate": Any one of the Class B-6 Certificates executed, authenticated and delivered by the Trustee substantially in the form annexed hereto as Exhibit B, subordinate to the Senior Certificates, Class B-1 Certificates Class B-2 Certificates, Class B-3 Certificates, Class B-4 Certificates and Class B-5 Certificates with respect to distributions and the allocation of Realized Losses as set forth in Section 4.04 and evidencing an interest designated as a "regular interest" in the REMIC for purposes of the REMIC Provisions.

                  "Class B-6 Percentage": With respect to any Distribution Date, the lesser of 100% and a fraction, expressed as a percentage, the numerator of which is the aggregate Certificate Principal Balance of the Class B-6 Certificates immediately prior to such date and the denominator of which is the aggregate Stated Principal Balance of all of the Mortgage Loans (or related REO Properties) (other than the related Discount Fraction of each Discount Mortgage
Loan) immediately prior to such Distribution Date.

                  "Class B-6 Prepayment Distribution Trigger": With respect to any Distribution Date, a test that shall be satisfied if the fraction (expressed as a percentage) equal to the sum of the Certificate Principal Balances of the Class B-6 Certificates immediately prior to such Distribution Date divided by the aggregate Stated Principal Balance of all of the Mortgage Loans (and related REO Properties) immediately prior to such Distribution Date is greater than or equal to 0.35%.

                  "Class PO Certificate": Any one of the Class PO Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit A-2 and evidencing an interest designated as a "regular interest" in the REMIC for purposes of the REMIC Provisions.

                  "Class PO Collection Shortfalls": With respect to the Cash Liquidation or REO Disposition of a Discount Mortgage Loan and any Distribution Date, the excess of the amount described in Section 4.01(c)(i)(C)(1) over the amount described in Section 4.01(c)(i)(C)(2).

                  "Class PO Principal Distribution Amount": As defined in
Section 4.01(c)(i).

                  "Class R Certificate": Any one of the Class R Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit A-3 and evidencing an interest designated as a "residual interest" in the REMIC for purposes of the REMIC Provisions.

                  "Class X Certificate": Any one of the Class X Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit A-2 and evidencing an interest designated as a "regular interest" in the REMIC for purposes of the REMIC Provisions.

                  "Closing Date":  November 30, 1998.

                  "Code":  The Internal Revenue Code of 1986, as amended.

                  "Collateral Value": The appraised value of a Mortgaged Property based upon the lesser of (i) the appraisal (as reviewed and approved by the Seller) made at the time of the origination of the related Mortgage Loan, or
(ii) the sales price of such Mortgaged Property at such time of origination. With respect to a Mortgage Loan the proceeds of which were used to refinance an existing mortgage loan, the appraised value of the Mortgaged Property based upon the appraisal (as reviewed and approved by the Seller) obtained at the time of refinancing.

                  "Commission":  The Securities and Exchange Commission.

                  "Compensating Interest": With respect to any Distribution Date, an amount equal to Prepayment Interest Shortfalls resulting from Principal Prepayments during the related Prepayment Period.

                  "Corporate Trust Office": The principal corporate trust office of the Trustee at which at any particular time its corporate trust business related to this Agreement shall be administered, which office at the date of the execution of this Agreement is located at One First National Plaza, Suite 0126, Chicago, Illinois 60670-0126, Attention: Corporate Trust Services Division, ref:
SAMI 1998-11.

                  "Credit Support Depletion Date": The first Distribution Date on which the Senior Percentage equals 100%.

                  "Curtailment": Any Principal Prepayment made by a Mortgagor which is not a Principal Prepayment in Full.

                  "Custodial Account": The account or accounts created and maintained pursuant to Section 3.11 in the name of a depository institution, as custodian for the holders of the Certificates, into which the amounts set forth in Section 3.11 shall be deposited directly. Any such account or accounts shall be an Eligible Account.

                  "Custodial Agreement": An agreement that may be entered into among the Depositor, the Master Servicer, the Trustee and a Custodian in substantially the form of Exhibit C hereto.

                  "Custodian": A Custodian appointed pursuant to a Custodial Agreement.

                  "Cut-off Date":  November 1, 1998.

                  "Debt Service Reduction": With respect to any Mortgage Loan, a reduction in the scheduled Monthly Payment for such Mortgage Loan by a court of competent jurisdiction in a proceeding under the Bankruptcy Code, except such a reduction constituting a Deficient Valuation or any reduction that results in a permanent forgiveness of principal.

                  "Deceased Owner": A Certificate Owner of a Retail Lottery Certificate who was living at the time such interest was acquired and whose authorized personal representative, surviving tenant by the entirety, surviving joint tenant or surviving tenant in common or other person empowered to act on behalf of a deceased Certificate Owner causes to be furnished to the Depository evidence of death satisfactory to the Depository Participant and any tax waivers requested by the Depository Participant.

                  "Defaulted Mortgage Loan" means any Mortgage Loan as to which the Mortgagor has failed to make unexcused three or more consecutive scheduled Monthly Payments.

                  "Deficient Valuation": With respect to any Mortgage Loan, a valuation by a court of competent jurisdiction of the Mortgaged Property in an amount less than the then outstanding indebtedness under the Mortgage Loan, or any reduction in the amount of principal to be paid in connection with any scheduled Monthly Payment that constitutes a permanent forgiveness of principal, which valuation or reduction results from a proceeding under the Bankruptcy Code.

                  "Definitive Certificate": Any definitive, fully registered Certificate.

                  "Deleted Mortgage Loan": A Mortgage Loan replaced or to be replaced with a Qualified Substitute Mortgage Loan.

                  "Depositor": Structured Asset Mortgage Investments Inc., or its successor in interest.

                  "Depository" The Depository Trust Company, or any successor Depository hereafter named. The nominee of the initial Depository for purposes of registering those Certificates that are to be Book-Entry Certificates is Cede & Co. The Depository shall at all times be a "clearing corporation" as defined in Section 8-102(5) of the Uniform Commercial Code of the State of New York and a "clearing agency" registered pursuant to the provisions of Section 17A of the Securities Exchange Act of 1934, as amended.

                  "Depository Participant": A broker, dealer, bank or other financial institutions or other Person for whom from time to time a Depository effects book-entry transfers and pledges of securities deposited with the Depository.

                  "Determination Date": The 15th day (or if such 15th day is not a Business Day, the Business Day immediately preceding such 15th day) of the month of the related Distribution Date.

                  "Discount Fraction": With respect to each Discount Mortgage Loan, the fraction expressed as a percentage, the numerator of which is 6.75% minus the Net Mortgage Rate (or the initial Net Mortgage Rate with respect to any Discount Mortgage Loans as to which the Mortgage Rate is modified pursuant to Section 3.06(a)) for such Mortgage Loan and the denominator of which is 6.75%. The Discount Fraction with respect to each Discount Mortgage Loan is set forth on Exhibit I attached hereto.

                  "Discount Mortgage Loan": Any Mortgage Loan having a Net Mortgage Rate (or initial Net Mortgage Rate) of less than 6.75% per annum and any Mortgage Loan deemed to be a Discount Mortgage Loan pursuant to the definition of Qualified Substitute Mortgage Loan.

                  "Disqualified Organization": Any organization defined as a "disqualified organization" under Section 860E(e)(5) of the Code, which includes any of the following: (i) the United States, any State or political subdivision thereof, any possession of the United States, or any agency or instrumentality of any of the foregoing (other than an instrumentality which is a corporation if all of its activities are subject to tax and, except for the Freddie Mac, a majority of its board of directors is not selected by such governmental unit),
(ii) a foreign government, any international organization, or any agency or instrumentality of any of the foregoing, (iii) any organization (other than certain farmers' cooperatives described in Section 521 of the Code) which is exempt from the tax imposed by Chapter 1 of the Code (including the tax imposed by Section 511 of the Code on unrelated business taxable income), (iv) rural electric and telephone cooperatives described in Section 1381(a)(2)(C) of the Code and (v) any other Person so designated by the Trustee based upon an Opinion of Counsel that the holding of an Ownership Interest in a Class R Certificate by such Person may cause either the REMIC or any Person having an Ownership Interest in any Class of Certificates (other than such Person) to incur a liability for any federal tax imposed under the Code that would not otherwise be imposed but for the Transfer of an Ownership Interest in a Class R Certificate to such Person. The terms "United States", "State" and "international organization" shall have the meanings set forth in Section 7701 of the Code or successor provisions.

                  "Distribution Date": The 25th day of any month, or if such 25th day is not a Business Day, the Business Day immediately following such 25th day, commencing in December 1998.

                  "Due Date": The first day of the month of the related Distribution Date.

                  "Due Period": With respect to any Distribution Date, the period commencing on the second day of the month preceding the month of such Distribution Date (or, with respect to the first Due Period, the day following the Cut-off Date) and ending on the related Due Date.

                  "Eligible Account": An account maintained with a federal or state chartered depository institution (i) the short-term obligations of which are rated A-1 or better by Standard & Poors and F-1 or better by Fitch at the time of any deposit therein, or (ii) insured by the FDIC (to the limits established by the FDIC), the uninsured deposits in which account are otherwise secured such that, as evidenced by an Opinion of Counsel (obtained by the Person requesting that the account be held pursuant to this clause (ii)) delivered to the Trustee prior to the establishment of such account, the Certificateholders will have a claim with respect to the funds in such account and a perfected first priority security interest against any collateral (which shall be limited to Permitted Investments, each of which shall be redeemable on demand or mature not later than the Business Day immediately preceding the Distribution Date next following the date of investment in such collateral or the Distribution Date if such Permitted Investment is an obligation of the institution that maintains the Certificate Account, Custodial Account or Protected Account) securing such funds that is superior to claims of any other depositors or general creditors of the depository institution with which such account is maintained or (iii) a trust account or accounts maintained with a federal or state chartered depository institution or trust company with trust powers acting in its fiduciary capacity or (iv) an account or accounts of a depository institution acceptable to the Rating Agencies (as evidenced in writing by the Rating Agencies that use of any such account as the Custodial Account, the Certificate Account or Protected Account will not have an adverse effect on the then-current ratings assigned to the Classes of the Certificates then rated by the Rating Agencies). Eligible Accounts may bear interest.

                  "Eligible Funds": On any Distribution Date, the portion, if any, of the Available Distribution Amount remaining after reduction by the sum of (i) the aggregate amount of Accrued Certificate Interest on the Senior Certificates, (ii) the Senior Principal Distribution Amount, (iii) the Class PO Principal Distribution Amount (determined without regard to Section 4.02(c)(i)(E)
hereof) and (iv) the aggregate amount of Accrued Certificate Interest on the Subordinate Certificates.

                  "Event of Default": One or more of the events described in
Section 7.01.

                  "Excess Bankruptcy Loss": Any Bankruptcy Loss, or portion thereof, which exceeds the then applicable Bankruptcy Amount.

                  "Excess Fraud Loss": Any Fraud Loss, or portion thereof, which exceeds the then applicable Fraud Loss Amount.

                  "Excess Special Hazard Loss": Any Special Hazard Loss, or portion thereof, that exceeds the then applicable Special Hazard Amount.

                  "Extraordinary Events": Any of the following conditions with respect to a Mortgaged Property or Mortgage Loan causing or resulting in a loss which causes the liquidation of such Mortgage Loan:

                  (a) losses which are otherwise covered by the fidelity bond and the errors and omissions insurance policy maintained pursuant to
         Section 3.17, but are in excess of the coverage maintained thereunder;

                  (b) nuclear reaction or nuclear radiation or radioactive contamination, all whether controlled or uncontrolled, or remote or be in whole or in part caused by, contributed to or aggravated by a peril covered by the definition of the term "Special Hazard Loss";

                  (c) hostile or warlike action in time of peace or war, including action in hindering, combating or defending against an actual, impending or expected attack;

                           1. by any government or sovereign power, de jure or
                  de facto, or by any authority maintaining or using military, naval or air forces; or

                           2.   by military, naval or air forces; or

                           3. by an agent of any such government, power,
                  authority or forces;

                  (d) any weapon of war employing atomic fission or radioactive force whether in time of peace or war; or

                  (e) insurrection, rebellion, revolution, civil war, usurped power or action taken by governmental authority in hindering, combating or defending against such an occurrence, seizure or destruction under quarantine or customs regulations, confiscation by order of any government or public authority; or risks of contraband or illegal transportation or trade.

                  "Extraordinary Losses": Any loss incurred on a Mortgage Loan caused by or resulting from an Extraordinary Event.

                  "FDIC": Federal Deposit Insurance Corporation or any successor.

                  "Final Disposition": With respect to a Defaulted Mortgage Loan is deemed to have occurred upon a determination by the Servicer that it has received all Insurance Proceeds, Liquidation Proceeds and other payments or cash recoveries which the Servicer reasonably and in good faith expects to be finally recoverable with respect to such Mortgage Loan.

                  "Fitch": Fitch IBCA, Inc.

                  "Freddie Mac": Federal Home Loan Mortgage Corporation or any successor.

                  "Fannie Mae": Federal National Mortgage Association or any successor.

                  "Fraud Loss Amount": As of any date of determination after the Cut-off Date, an amount equal to: (Y) prior to the third Anniversary, an amount equal to 1.00% of the aggregate outstanding principal balance of all of the Mortgage Loans as of the Cut-off Date minus the aggregate amount of Fraud Losses allocated solely to one or more specific Classes of Certificates in accordance with Section 4.04 since the Cut-off Date up to such date of determination and
(Z) from the third to the fifth Anniversary, an amount equal to (1) the lesser of (a) the Fraud Loss Amount as of the most recent anniversary of the Cut-off Date and (b) 0.50% of the aggregate outstanding principal balance of all of the Mortgage Loans as of the most recent Anniversary minus (2) the Fraud Losses allocated solely to one or more specific Classes of Certificates in accordance with Section 4.04 since the most recent Anniversary up to such date of determination. On and after the fifth Anniversary, the Fraud Loss Amount shall be zero.

                  The Fraud Loss Amount may be further reduced by the Servicer (including accelerating the manner in which such coverage is reduced) provided that prior to any such reduction, the Servicer shall (i) obtain written confirmation from each Rating Agency that such reduction shall not reduce the rating assigned to any Class of Certificates by such Rating Agency below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency and (ii) provide a copy of such written confirmation to the Trustee.

                  "Fraud Losses": Losses on Mortgage Loans as to which there was fraud in the origination of such Mortgage Loan as reported by the Servicer to the Master Servicer or by any other party hereto.

                  "Funding Date": With respect to each Mortgage Loan, the date on which funds were advanced by or on behalf of the Seller and interest began to accrue thereunder.

                  "Individual Retail Lottery Certificate": A Retail Lottery Certificate that evidences $1,000 initial Certificate Principal Balance.

                  "Initial Certificate Principal Balance": With respect to each Class of Regular Certificates, the Certificate Principal Balance of such Class of Certificates as of the Cut-off Date as set forth in the Preliminary Statement hereto.

                  "Initial Notional Amount": With respect to the Variable Strip Certificates, the aggregate Stated Principal Balance of the Premium Mortgage Loans as of the Cut-off Date.

                  "Insurance Policy": With respect to any Mortgage Loan, any insurance policy which is required to be maintained from time to time under this Agreement in respect of such Mortgage Loan.

                  "Insurance Proceeds": Proceeds paid in respect of the Mortgage Loans pursuant to any Primary Hazard Insurance Policy, any title insurance policy or any other insurance policy covering a Mortgage Loan, to the extent such proceeds are not applied to the restoration of the related Mortgaged Property or released to the Mortgagor in accordance with the procedures that the Servicer would follow in servicing mortgage loans held for its own account.

                  "Late Collections": With respect to any Mortgage Loan, all amounts received during any Due Period, whether as late payments of Monthly Payments or as Insurance Proceeds, Liquidation Proceeds or otherwise, which represent late payments or collections of Monthly Payments due but delinquent for a previous Due Period and not previously recovered.

                  "Liquidation Proceeds": Amounts (other than Insurance Proceeds) received by the Servicer in connection with the taking of an entire Mortgaged Property by exercise of the power of eminent domain or condemnation or in connection with the liquidation of a Defaulted Mortgage Loan through trustee's sale, foreclosure sale or otherwise, other than amounts received in respect of any REO Property.

                  "Living Owner": A Certificate Owner of a Retail Lottery Certificate other than a Deceased Owner.

                  "Loan-to-Value Ratio": As of any date, the fraction, expressed as a percentage, the numerator of which is the current principal balance of the related Mortgage Loan at the date of determination and the denominator of which is the Collateral Value of the related Mortgaged Property.

                  "Lockout Distribution Percentage": For any Distribution Date occurring prior to the Distribution Date in December 2003, 0%. For any Distribution Date occurring after the first five years following the Closing
Date: for any Distribution Date during the sixth year after the Closing Date, 30%; for any Distribution Date during the seventh year after the Closing Date, 40%; for any Distribution Date during the eighth year after the Closing Date, 60%; for any Distribution Date during the ninth year after the Closing Date, 80%, and for any Distribution Date thereafter, 100%.

                  "Lost Note Affidavit": With respect to any Mortgage Note, an original lost note affidavit from the Seller stating that the original Mortgage Note was lost, misplaced or destroyed, together with a copy of the related Mortgage Note.

                  "Master Servicer": Norwest Bank Minnesota, National Association, or any successor master servicer appointed as herein provided.

                  "Master Servicing Fee Rate": A per annum rate equal to 0.0125%.

                  "Master Servicing Fee": As to each Mortgage Loan, an amount, payable out of any payment of interest on the Mortgage Loan, equal to the product of (a) the Master Servicing Fee Rate and (b) the Stated Principal Balance of such Mortgage Loan for the calendar month preceding the month in which the payment is due.

                  "Maturity Date": The latest possible maturity date, solely for purposes of Section 1.860G-1(a)(4)(iii) of the Treasury regulations, by which
(i) the Certificate Principal Balance of each Class of Certificates (other than the Variable Strip Certificates) or (ii) the Notional Amount of the Variable Strip Certificate would be reduced to zero, which is January 25, 2029, the Distribution Date immediately following the latest scheduled maturity date of any Mortgage Loan.

                  "Monthly Payment": With respect to any Mortgage Loan, the scheduled monthly payment of principal and interest on such Mortgage Loan which is payable by a Mortgagor from time to time under the related Mortgage Note as originally executed (after adjustment, if any, for Principal Prepayments and for Deficient Valuations occurring prior to such Due Date, and after any adjustment by reason of any bankruptcy or similar proceeding or any moratorium or similar waiver or grace period).

                  "Mortgage": The mortgage, deed of trust or any other instrument securing the Mortgage Loan.

                  "Mortgage File": The mortgage documents listed in Section 2.01 pertaining to a particular Mortgage Loan and any additional documents required to be added to the Mortgage File pursuant to this Agreement; provided, that whenever the term "Mortgage File" is used to refer to documents actually received by the Trustee, such term shall not be deemed to include such additional documents required to be added unless they are actually so added.

                  "Mortgage Loan": Each of the mortgage loans, transferred and assigned to the Trustee pursuant to Section 2.01 or Section 2.04 and from time to time held in the Trust Fund (including any Qualified Substitute Mortgage Loans), the Mortgage Loans so transferred, assigned and held being identified in the Mortgage Loan Schedule. As used herein, the term "Mortgage Loan" includes the related Mortgage Note and Mortgage.

                  "Mortgage Loan Accrued Interest": With respect to each Mortgage Loan and each Due Date, the aggregate amount of interest accrued at the Mortgage Rate in respect of such Mortgage Loan since the preceding Due Date (or in the case of the initial Due Date, since the Cutoff Date) to but not including such Due Date with respect to which the Mortgage Loan Accrued Interest is being calculated in accordance with the terms of such Mortgage Loan, after giving effect to any previous Principal Prepayments, Deficient Valuation or Debt Service Reduction in respect of such Mortgage Loan.

                  "Mortgage Loan Purchase Agreement": The Mortgage Loan Purchase Agreement dated as of November 1, 1998, between Provident Funding Associates, L.P., as seller, and the Depositor as purchaser, and all amendments thereof and supplements thereto.

                  "Mortgage Loan Schedule": As of any date of determination, the schedule of Mortgage Loans included in the Trust Fund. The initial schedule of Mortgage Loans with accompanying information transferred on the Closing Date to the Trustee as part of the Trust Fund for the Certificates, attached hereto as Exhibit G (as amended from time to time to reflect the addition of Qualified Substitute Mortgage Loans) (and, for purposes of the Trustee pursuant to Section 2.02, in computer-readable form as delivered to the Trustee), which list shall set forth the following information with respect to each Mortgage Loan:

                (i)        the loan number and name of the Mortgagor;

               (ii) the street address, city, state and zip code of the Mortgaged Property;

              (iii)        the original term to maturity;

               (iv)        the original principal balance and the original
                           Mortgage Rate;

                (v)        the first payment date;

               (vi)        the type of Mortgaged Property;

              (vii)        the Monthly Payment in effect as of the Cut-off Date;

             (viii)        the principal balance as of the Cut-off Date;

               (ix) the Mortgage Rate as of the Cut-off Date and the Pool Strip Rate;

                (x)        the occupancy status;

               (xi)        the purpose of the Mortgage Loan;

              (xii)        the Collateral Value of the Mortgaged Property;

             (xiii)        the original term to maturity;

              (xiv)        the paid-through date of the Mortgage Loan;

               (xv)        the Servicing Fee Rate;

              (xvi)        the Net Mortgage Rate for such Mortgage Loan;

             (xvii)        the documentation type.

                  The Mortgage Loan Schedule may be in the form of more than one schedule, collectively setting forth all of the information required.

                  "Mortgage Note": The note or other evidence of the indebtedness of a Mortgagor under a Mortgage Loan.

                  "Mortgage Rate": With respect to any Mortgage Loan, the annual rate at which interest accrues on such Mortgage Loan.

                  "Mortgaged Property": The underlying property securing a Mortgage Loan.

                  "Mortgagor":  The obligor or obligors on a Mortgage Note.

                  "Net Mortgage Rate": With respect to each Mortgage Loan Due Date, a per annum rate of interest equal to the Mortgage Rate on such Mortgage Loan less the sum of the Servicing Fee Rate and the Master Servicing Fee Rate.

                  "Non-Discount Mortgage Loans": The Mortgage Loans other than the Discount Mortgage Loans.

                  "Nonrecoverable Advance": Any Advance or Servicing Advance previously made or proposed to be made in respect of a Mortgage Loan which, in the good faith judgment of the Servicer or, if required to be made by the Master Servicer, the Master Servicer, will not or, in the case of a proposed Advance or Servicing Advance, would not be ultimately recoverable from related Late Collections, Insurance Proceeds, Liquidation Proceeds or REO Proceeds. The determination by the Servicer or Master Servicer that it has made a Nonrecoverable Advance or that any proposed Advance or Servicing Advance would constitute a Nonrecoverable Advance, shall be evidenced by a certificate of a Servicing Officer delivered to the Depositor and the Trustee.

                  "Non-United States Person": Any Person other than a United States Person.

                  "Notional Amount": With respect to the Variable Strip Certificates as of any Distribution Date, an amount equal to the aggregate Stated Principal Balance of the Premium Mortgage Loans immediately prior to such date.

                  "Officer's Certificate": A certificate signed by the Chairman of the Board, the Vice Chairman of the Board, the President or a vice president or assistant vice president or other authorized officer of the Seller, the Servicer or Master Servicer and delivered to the Depositor and Trustee.

                  "Opinion of Counsel": A written opinion of counsel, who may be counsel for the Depositor, the Master Servicer or the Servicer, reasonably acceptable to the Trustee; except that any opinion of counsel relating to (a) the qualification of any account required to be maintained pursuant to this Agreement as an Eligible Account, (b) the qualification of the Trust Fund as a REMIC, (c) compliance with the REMIC Provisions or (d) resignation of the Master Servicer or the Servicer pursuant to Sections 3.25 or 6.04 must be an opinion of counsel who (i) is in fact independent of the Depositor, Master Servicer and the Servicer, (ii) does not have any direct financial interest or any material indirect financial interest in the Depositor, the Master Servicer or the Servicer or in an affiliate of either and (iii) is not connected with the Depositor, the Master Servicer or the Servicer as an officer, employee, director or person performing similar functions.

                  "Original Senior Percentage": The fraction, expressed as a percentage, the numerator of which is the aggregate Initial Certificate Principal Balance of the Senior Certificates

(other than the Class PO Certificates) and the denominator of which is the aggregate Stated Principal Balance of the Mortgage Loans (other than the Discount Fraction of the Discount Mortgage Loans), which is approximately 95.49% as of the Closing Date.

                  "OTS":  Office of Thrift Supervision or any successor.

                  "Outstanding Mortgage Loan": As to any Due Date, a Mortgage Loan (including an REO Property) which was not the subject of a Principal Prepayment in Full, Cash Liquidation or REO Disposition and which was not purchased prior to such Due Date pursuant to Sections
2.02, 2.04 or 3.13.

                  "Ownership Interest": As to any Certificate, any ownership or security interest in such Certificate, including any interest in such Certificate as the Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial, as owner or as pledgee.

                  "Pass-Through Rate": A rate equal to, (i) with respect to all Certificates other than the Variable Strip Certificates and the Principal Only Certificates, a fixed rate set forth in the Preliminary Statement hereto and
(ii) with respect to the Variable Strip Certificates, the weighted average, expressed as a percentage, of the Pool Strip Rates as of the Due Date in the month immediately preceding the month in which such Distribution Date occurs, weighted on the basis of the Stated Principal Balances of the respective Premium Mortgage Loans, which Stated Principal Balances shall be the Stated Principal Balances of the Premium Mortgage Loans at the close of business on the immediately preceding Distribution Date after giving effect to distributions thereon allocable to principal (or, in the case of the Pass-Through Rate for the initial Distribution Date, at the close of business on the Cut-off Date). The Principal Only Certificates do not have a Pass-Through Rate.

                  "Percentage Interest": With respect to any Certificate (other than a Class R Certificate), the undivided percentage ownership interest in the related Class evidenced by such Certificate, which percentage ownership interest shall be equal to the Initial Certificate Principal Balance thereof or Initial Notional Amount (in the case of the Variable Strip Certificates) divided by the aggregate Initial Certificate Principal Balance or initial Notional Amount, as applicable, of all of the Certificates of the same Class. With respect to a Class R Certificate, the interest in distributions to be made with respect to such Class evidenced thereby, expressed as a percentage, as stated on the face of each such Certificate.

                  "Permitted Investment": One or more of the following:

                  (i) obligations of or guaranteed as to principal and interest by the United States or any agency or instrumentality thereof when such obligations are backed by the full faith and credit of the United States;

                  (ii) repurchase agreements on obligations specified in clause
         (i) maturing not more than one month from the date of acquisition thereof, provided that the unsecured obligations of the party agreeing to repurchase such obligations are at the time rated by each Rating Agency in one of the two highest short-term ratings available;

                  (iii) federal funds, certificates of deposit, demand deposits, time deposits and bankers' acceptances (which shall each have an original maturity of not more than 90 days and, in the case of bankers' acceptances, shall in no event have an original maturity of more than 365 days or a remaining maturity of more than 30 days) denominated in United States dollars of any U.S. depository institution or trust company incorporated under the laws of the United States or any state thereof or of any domestic branch of a foreign depository institution or trust company; provided that the debt obligations of such depository institution or trust company (or, if the only Rating Agency is Standard & Poor's, in the case of the principal depository institution in a depository institution holding company, debt obligations of the depository institution holding company) at the date of acquisition thereof have been rated by each Rating Agency in one of the two highest short-term ratings available; and provided further that, if the only Rating Agency is Standard & Poor's and if the depository or trust company is a principal subsidiary of a bank holding company and the debt obligations of such subsidiary are not separately rated, the applicable rating shall be that of the bank holding company; and, provided further that, if the original maturity of such short-term obligations of a domestic branch of a foreign depository institution or trust company shall exceed 30 days, the short-term rating of such institution shall be A-1+ in the case of Standard & Poor's if Standard & Poor's is the only Rating Agency;

                  (iv) commercial paper (having original maturities of not more than 365 days) of any corporation incorporated under the laws of the United States or any state thereof which on the date of acquisition has been rated by Fitch in its highest short-term rating available and by Standard & Poor's at least A-1; provided that such commercial paper shall have a remaining maturity of not more than 30 days;

                  (v) a money market fund or a qualified investment fund rated by each Rating Agency in one of the two highest long-term ratings available, including any such fund for which the Master Servicer or the Trustee or any affiliate of the Master Servicer or the Trustee acts as a manager or an advisor; and

                  (vi) other obligations or securities that are acceptable to each Rating Agency as a Permitted Investment hereunder and will not reduce the rating assigned to any Class of Certificates by such Rating Agency below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency, as evidenced in writing;

PROVIDED, HOWEVER, that no instrument shall be a Permitted Investment if it represents, either (1) the right to receive only interest payments with respect to the underlying debt instrument or (2) the right to receive both principal and interest payments derived from obligations underlying such instrument and the principal and interest payments with respect to such instrument provide a yield to maturity greater than 120% of the yield to maturity at par of such underlying obligations.

                  "Permitted Transferee": Any transferee of a Residual Certificate other than a Disqualified Organization, a Non-United States Person or an "electing large partnership" (as defined in Section 775 of the Code).

                  "Person": Any individual, corporation, partnership, joint venture, association, limited liability company, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

                  "Pool Strip Rate": With respect to any Distribution Date and any Premium Mortgage Loan, the Net Mortgage Rate thereon minus 6.75%, but not less than 0.00%.

                  "Premium Mortgage Loan": Any Mortgage Loan having a Net Mortgage Rate greater than 6.75% per annum.

                  "Prepayment Assumption": represents an assumed rate of prepayment each month relative to the then outstanding principal balance of a pool of new mortgage loans. A 100% Prepayment Assumption assumes a constant prepayment rate of 0.2% per annum of the then outstanding principal balance of such mortgage loans in the first month of the life of the mortgage and an additional 0.2% per annum in each month thereafter (for example, 0.4% per annum in the second month) until the thirtieth month. Beginning in the thirtieth month and in each month thereafter during the life of the mortgage loans, a 100% Prepayment Assumption assumes a constant prepayment rate of 6% per annum.

                  "Prepayment Distribution Percentage": With respect to any Distribution Date and each Class of Class B Certificates, under the applicable circumstances set forth below, the respective percentages set forth below:

       (i) For any Distribution Date on which any Class B Certificates are outstanding:

                           (a) in the case of the Class of Class B Certificates
                  then outstanding with the lowest numerical designation and each other Class of Class B Certificates for which the related Prepayment Distribution Trigger has been satisfied, a fraction, expressed as a percentage, the numerator of which is the Certificate Principal Balance of such Class immediately prior to such date and the denominator of which is the sum of the Certificate Principal Balances immediately prior to such date of

                  (1) the Class of Class B Certificates then outstanding with the lowest numerical designation and (2) all other Classes of Class B Certificates for which the respective Prepayment Distribution Triggers have been satisfied; and

                           (b) in the case of each other Class of Class B
                  Certificates for which the Prepayment Distribution Triggers have not been satisfied, 0%; and

                  (ii) Notwithstanding the foregoing, if the application of the foregoing percentages on any Distribution Date as provided in Section
         4.01 (determined without regard to the proviso to the definition of "Subordinate Principal Distribution Amount") would result in a distribution in respect of principal of any Class or Classes of Class B Certificates in an amount greater than the remaining Certificate Principal Balance thereof (any such class, a "Maturing Class"), then:
         (a) the Prepayment Distribution Percentage of each Maturing Class shall be reduced to a level that, when applied as described above, would exactly reduce the Certificate Principal Balance of such Class to zero;
         (b) the Prepayment Distribution Percentage of each other Class of Class B Certificates (any such Class, a "Non-Maturing Class") shall be recalculated in accordance with the provisions in paragraph (i) above, as if the Certificate Principal Balance of each Maturing Class had been reduced to zero (such percentage as recalculated, the "Recalculated Percentage"); (c) the total amount of the reductions in the Prepayment Distribution Percentages of the Maturing Class or Classes pursuant to clause (a) of this sentence, expressed as an aggregate percentage, shall be allocated among the Non-Maturing Classes in proportion to their respective Recalculated Percentages (the portion of such aggregate reduction so allocated to any Non-Maturing Class, the "Adjustment Percentage"); and (d) for purposes of such Distribution Date, the Prepayment Distribution Percentage of each Non-Maturing Class shall be equal to the sum of (1) the Prepayment Distribution Percentage thereof, calculated in accordance with the provisions in paragraph (i) above as if the Certificate Principal Balance of each Maturing Class had not been reduced to zero, plus (2) the related Adjustment Percentage.

                  "Prepayment Distribution Trigger": The Class B-2 Prepayment Distribution Trigger, Class B-3 Prepayment Distribution Trigger, Class B-4 Prepayment Distribution Trigger, Class B-5 Prepayment Distribution Trigger or Class B-6 Prepayment Distribution Trigger.

                  "Prepayment Interest Shortfall": As to any Distribution Date and any Mortgage Loan (other than a Mortgage Loan relating to an REO Property) that was the subject of (a) a Principal Prepayment in Full during the related Prepayment Period, an amount equal to the excess of one month's interest at the Net Mortgage Rate on the Stated Principal Balance of such Mortgage Loan over the amount of interest (adjusted to the Net Mortgage Rate) paid by the Mortgagor for such Prepayment Period to the date of such Principal Prepayment in Full or (b) a Curtailment during the prior calendar month, an amount equal to one month's interest at the Net Mortgage Rate on the amount of such Curtailment.

                  "Prepayment Period": As to any Distribution Date, the calendar month preceding the month in which such Distribution Date occurs.

                  "Primary Hazard Insurance Policy": Each primary hazard insurance policy required to be maintained pursuant to Section 3.12.

                  "Primary Insurance Policy": Any primary policy of mortgage guaranty insurance, or any replacement policy therefor providing coverage for certain Mortgage Loans included in the Trust Fund with Loan-to-Value Ratios in excess of 80.00%.

                  "Principal Only Certificates": Any one of the Class A-12 Certificates or Class PO Certificates.

                  "Principal Prepayment": Any payment of principal made by the Mortgagor on a Mortgage Loan which is received in advance of its scheduled Due Date and which is not accompanied by an amount of interest representing scheduled interest due on any date or dates in any month or months subsequent to the month of prepayment.

                  "Principal Prepayment in Full": Any Principal Prepayment made by a Mortgagor of the entire principal balance of the Mortgage Loan.

                  "Protected Account": An account established by the Servicer which meets the requirements set forth in Section 3.07 and is otherwise acceptable to the Master Servicer.

                  "Purchase Price": With respect to any Mortgage Loan (or REO Property) required to be purchased pursuant to Section 2.02, 2.04 or 3.13, an amount equal to the sum of (i) 100% of the Stated Principal Balance thereof,
(ii) unpaid accrued interest (or REO Imputed Interest) at the applicable Net Mortgage Rate on the Stated Principal Balance thereof outstanding during each Due Period that such interest was not paid or advanced, from the date through which interest was last paid by the Mortgagor or advanced and distributed to Certificateholders together with unpaid Master Servicing Fee and Servicing Fee, in each case to the first day of the month in which such Purchase Price is to be distributed, plus (iii) the aggregate of all Advances made in respect thereof that were not previously reimbursed (including Servicing Advances, if any).

                  "Qualified Insurer": Any insurance company duly qualified as such under the laws of the state or states in which the related Mortgaged Property or Mortgaged Properties is or are located, duly authorized and licensed in such state or states to transact the type of insurance business in which it is engaged and approved as an insurer by the Servicer, so long as the claims paying ability of which is acceptable to the Rating Agencies for pass-through certificates having the same rating as the Certificates rated by the Rating Agencies as of the Closing Date.

                  "Qualified Substitute Mortgage Loan": A Mortgage Loan substituted by the Depositor for a Deleted Mortgage Loan which must, on the date of such substitution, as confirmed in an Officer's Certificate delivered to the Trustee, (i) have an outstanding principal balance, after deduction of the principal portion of the monthly payment due in the month of substitution (or in the case of a substitution of more than one Mortgage Loan for a Deleted Mortgage Loan, an aggregate outstanding principal balance, after such deduction), not in excess of the Stated Principal Balance of the Deleted Mortgage Loan (the amount of any shortfall to be paid to the Master Servicer for deposit in the Custodial Account in the month of substitution); (ii) have a Mortgage Rate and a Net Mortgage Rate no lower than and not more than 1% per annum higher than the Mortgage Rate and Net Mortgage Rate, respectively, of the Deleted Mortgage Loan as of the date of substitution; (iii) have a Loan-to-Value Ratio at the time of substitution no higher than that of the Deleted Mortgage Loan at the time of substitution; (iv) have a remaining term to stated maturity not greater than (and not more than one year less than) that of the Deleted Mortgage Loan; (v) comply with each representation and warranty set forth in Section 2.04 hereof; and (vi) have a Pool Strip Rate equal to or greater than that of the Deleted Mortgage Loan. Notwithstanding any other provisions herein, (x) with respect to any Qualified Substitute Mortgage Loan substituted for a Deleted Mortgage Loan which was a Discount Mortgage Loan, such Qualified Substitute Mortgage Loan shall be deemed to be a Discount Mortgage Loan and to have a Discount Fraction equal to the Discount Fraction of the Deleted Mortgage Loan and (y) in the event that the "Pool Strip Rate" of any Qualified Substitute Mortgage Loan as calculated pursuant to the definition of "Pool Strip Rate" is greater than the Pool Strip Rate of the related Deleted Mortgage Loan (i) the Pool Strip Rate of such Qualified Substitute Mortgage Loan shall be equal to the Pool Strip Rate of the related Deleted Mortgage Loan for purposes of calculating the Pass-Through Rate for the Variable Strip Certificates and (ii) the excess of the Pool Strip Rate on such Qualified Substitute Mortgage Loan as calculated pursuant to the definition of "Pool Strip Rate" over the Pool Strip Rate on the related Deleted Mortgage Loan shall be payable to the Class R Certificates pursuant to Section
4.01 hereof.

                  "Random Lot": With respect to any Distribution Date, the method by which the Depository will determine which Retail Lottery Certificates will be paid, using its established random lot procedures or, if the Retail Lottery Certificates are no longer represented by a Book-Entry Certificate, using the Trustee's procedures.

                  "Rating Agency": Standard & Poor's and Fitch or each of their successors. If such agencies and their successors are no longer in existence, "Rating Agency" shall be such nationally recognized statistical rating agency, or other comparable Person, designated by the Depositor, notice of which designation shall be given to the Trustee and Master Servicer. References herein to the two highest long term debt rating categories of a Rating Agency shall mean "AA" or better in the case of Fitch, and "AA" or better in the case of Standard & Poor's and references herein to the highest short-term debt rating of a Rating Agency shall mean "A-1+" in the case of Standard & Poor's, and "F-1" in the case of Fitch, and in the case of any other Rating Agency such references shall mean such rating categories without regard to any plus or minus.

                  "Realized Loss": With respect to each Mortgage Loan or REO Property as to which a Cash Liquidation or REO Disposition has occurred, an amount (not less than zero) equal to (i) the Stated Principal Balance of the Mortgage Loan as of the date of Cash Liquidation or REO Disposition, plus (ii) interest (and REO Imputed Interest, if any) at the Net Mortgage Rate from the Due Date as to which interest was last paid or advanced to Certificateholders up to the date of the Cash Liquidation or REO Disposition on the Stated Principal Balance of such Mortgage Loan outstanding during each Due Period that such interest was not paid or advanced, minus (iii) the proceeds, if any, received during the month in which such Cash Liquidation or REO Disposition occurred, to the extent applied as recoveries of interest at the Net Mortgage Rate and to principal of the Mortgage Loan, net of the portion thereof reimbursable to the Master Servicer or the Servicer with respect to related Advances and Servicing Advances not previously reimbursed. With respect to each Mortgage Loan which has become the subject of a Deficient Valuation, the difference between the principal balance of the Mortgage Loan outstanding immediately prior to such Deficient Valuation and the principal balance of the Mortgage Loan as reduced by the Deficient Valuation.

                  "Record Date": The last Business Day of the month immediately preceding the month of the related Distribution Date.

                  "Regular Certificate": Any of the Certificates other than a Residual Certificate.

                  "Relief Act": The Soldiers' and Sailors' Civil Relief Act of 1940, as amended.

                  "Remainder Retail Certificates": The Definitive Certificates evidencing the remainder of the aggregate initial Certificate Principal Balance of the Retail Lottery Certificates provided for such Classes of Certificates pursuant to Section 5.01.

                  "REMIC": A "real estate mortgage investment conduit" within the meaning of Section 860D of the Code.

                  "REMIC Provisions": Provisions of the federal income tax law relating to real estate mortgage investment conduits, which appear at Sections 860A through 860G of Subchapter M of Chapter 1 of the Code, and related provisions, and proposed, temporary and final regulations and published rulings, notices and announcements promulgated thereunder, as the foregoing may be in effect from time to time.

                  "Remittance Report": A report prepared by the Servicer pursuant to Section 4.03 providing the information set forth in Exhibit D attached hereto.

                  "REO Acquisition": The acquisition by the Servicer on behalf of the Trustee for the benefit of the Certificateholders of any REO Property pursuant to Section 3.14.

                  "REO Disposition": The receipt by the Servicer of Insurance Proceeds, Liquidation Proceeds and other payments and recoveries (including proceeds of a final sale) which the Servicer expects to be finally recoverable from the sale or other disposition of the REO Property.

                  "REO Imputed Interest": As to any REO Property, for any period, an amount equivalent to interest (at the Mortgage Rate that would have been applicable to the related Mortgage Loan had it been outstanding) on the unpaid principal balance of the Mortgage Loan as of the date of acquisition thereof (as such balance is reduced pursuant to Section 3.14 by any income from the REO Property treated as a recovery of principal).

                  "REO Proceeds": Proceeds, net of directly related expenses, received in respect of any REO Property (including, without limitation, proceeds from the rental of the related Mortgaged Property and of any REO Disposition), which proceeds are required to be deposited into the Custodial Account as and when received.

                  "REO Property": A Mortgaged Property acquired by the Servicer on behalf of the Trust Fund through foreclosure or deed-in-lieu of foreclosure in connection with a Defaulted Mortgage Loan.

                  "Request for Release": A release signed by a Servicing Officer, in the form of Exhibits E attached hereto.

                  "Residual Certificate":  The Class R Certificates.

                  "Responsible Officer": Any officer assigned to the Corporate Trust Division (or any successor thereto), including any Vice President, Assistant Vice President, Trust Officer, any Assistant Secretary, any trust officer or any other officer of the Trustee customarily performing functions similar to those performed by any one of the above designated officers and having direct responsibility for the administration of this Agreement or any other officer of the Trustee to whom matters under this Agreement may be referred.

                  "Retail Lottery Certificates": The Class A-9, Class A-10, Class A-14, Class A-15, Class A-16 and Class A-17 Certificates.

                  "Rounding Account": With respect to the Retail Lottery Certificates, the account created and maintained pursuant to Section 4.08.

                  "Rounding Amount": With respect to the Rounding Account, the amount of funds, if any, needed to be withdrawn and used to round the amount of any distributions in reduction of the Certificate Principal Balance of the Retail Lottery Certificates upward to the next higher integral multiple of $1,000.

                  "Seller": Provident Funding Associates, L.P., or its successor in interest.

                  "Senior Accelerated Distribution Percentage": With respect to any Distribution Date, the percentage indicated below:

                                             Senior Accelerated
Distribution Date                            Distribution Percentage
-----------------                            -----------------------

December 1998 through                                 100%
 November 2003

December 2003 through                        Senior Percentage, plus 70% of
   November 2004                                      the Subordinate Percentage

December 2004 through                        Senior Percentage, plus 60% of
   November 2005                                      the Subordinate Percentage

December 2005 through                        Senior Percentage, plus 40% of
   November 2006                                      the Subordinate Percentage

December 2006 through                        Senior Percentage, plus 20% of
   November 2007                                      the Subordinate Percentage

December 2007 and                            Senior Percentage,
  thereafter

provided, however, (i) that any scheduled reduction to the Senior Accelerated Distribution Percentage described above shall not occur as of any Distribution Date unless either (a)(1)(x) the outstanding principal balance of Mortgage Loans delinquent 60 days or more (including foreclosure and REO Property) averaged over the last six months as a percentage of the aggregate outstanding Certificate Principal Balance of the Class B Certificates, is less than 50%, or
(y) the outstanding principal balance of Mortgage Loans delinquent 60 days or more (including foreclosure and REO Property) averaged over the last six months, as a percentage of the aggregate outstanding principal balance of all Mortgage Loans averaged over the last six months, does not exceed 2% and (2) Realized Losses on the Mortgage Loans to date for such Distribution Date if occurring during the sixth, seventh, eighth, ninth or tenth year (or any year thereafter) after the Closing Date are less than 30%, 35%, 40%, 45% or 50%, respectively, of the sum of the Initial Certificate Principal Balances of the Class B Certificates or (b) (1) the aggregate outstanding principal balance of the Mortgage Loans delinquent 60 days or more (including foreclosure and REO Property) averaged over the last six months, as a percentage of the aggregate outstanding principal balance of all Mortgage Loans averaged over the last six months, does not exceed 4% and (2) Realized Losses on the Mortgage Loans on or prior to such Distribution Date, if occurring during the sixth, seventh, eighth, ninth or tenth year (or any year thereafter) after the Closing Date, are less than 10%, 15%, 20%, 25% or 30%, respectively of the sum of the Initial Certificate Principal Balances of the Class B Certificates and (ii) that for any Distribution Date on which the Senior Percentage is greater than the Original Senior Percentage, the Senior Accelerated Distribution Percentage for such Distribution Date shall be 100%. Notwithstanding the foregoing, upon the reduction of the aggregate Certificate Principal Balance of the Senior Certificates other than the Class PO Certificates to zero, the Senior Accelerated Distribution Percentage will equal 0%.

                  "Senior Certificate": Any of the Class A, Class PO, Class X or Class R Certificates.

                  "Senior Interest Distribution Amount": As defined in Section 4.01(b)(i).

                  "Senior Percentage": As of any Distribution Date, the lesser of 100% and a fraction, expressed as a percentage, the numerator of which is the aggregate Certificate Principal Balance of the Senior Certificates (other than the Class PO Certificates) immediately prior to such Distribution Date and the denominator of which is the aggregate Stated Principal Balance of all of the Mortgage Loans or related REO Properties (other than the Discount Fraction of the Discount Mortgage Loans) immediately prior to such Distribution Date.

                  "Senior Principal Distribution Amount": As to any Distribution Date, the lesser of (a) the balance of the Available Distribution Amount remaining after the distribution of all amounts required to be distributed pursuant to Section 4.01(b)(i) and (b) the sum of the amounts required to be distributed to the Class A Certificates and Class R Certificates on such Distribution Date pursuant to Section 4.01(b)(ii), (xv) and (xvi).

                  "Servicer": Provident Funding Associates, L.P., or any successor servicer appointed as herein provided.

                  "Servicer Remittance Date": The 18th day of each month, or if such day is not a Business Day, the immediately preceding Business Day.

                  "Servicing Account": The account or accounts created and maintained pursuant to Section 3.08.

                  "Servicing Advances": All customary, reasonable and necessary "out of pocket" costs and expenses incurred in connection with a default, delinquency or other unanticipated event in the performance by the Servicer of its servicing obligations, including, but not limited to, the cost of (i) the preservation, restoration and protection of a Mortgaged Property, (ii) any enforcement or judicial proceedings, including foreclosures, (iii) the management and liquidation of any REO Property and (iv) compliance with the obligations under Section 3.08 and Section 3.12.

                  "Servicing Fee": As to each Mortgage Loan, an amount, payable out of any payment of interest on the Mortgage Loan, equal to the product of (a) the Servicing Fee Rate and (b) the Stated Principal Balance of such Mortgage Loan for the calendar month preceding the month in which the payment is due (alternatively, in the event such payment of interest accompanies a Principal Prepayment in full made by the Mortgagor, interest at the Servicing Fee Rate for the number of days covered by such payment of interest).

                  "Servicing Fee Rate": With respect to each Mortgage Loan, the related per annum rate set forth on the Mortgage Loan Schedule.

                  "Servicing Officer": Any officer of the Master Servicer or Servicer involved in, or responsible for, the administration and servicing of the Mortgage Loans, whose name and specimen signature appear on a list of servicing officers furnished to the Trustee by the Master Servicer or Servicer, as such list may from time to time be amended.

                  "Single Certificate": A Certificate of any Class evidencing an Initial Certificate Principal Balance of $1,000.

                  "Special Hazard Amount": As of any Distribution Date, an amount equal to $4,223,271 (the initial "Special Hazard Amount") minus the sum of (i) the aggregate amount of Special Hazard Losses allocated solely to one or more Classes of Certificates in accordance with Section 4.04 and (ii) the Adjustment Amount (as defined below) as most recently calculated. For each Anniversary, the Adjustment Amount shall be calculated and shall be equal to the amount, if any, by which the amount calculated in accordance with the preceding sentence (without giving effect to the deduction of the Adjustment Amount for such Anniversary) exceeds the greater of (A) the greatest of (i) twice the outstanding principal balance of the Mortgage Loan in the Trust Fund which has the largest outstanding principal balance on the Distribution Date immediately preceding such anniversary, (ii) the product of 1.00% multiplied by the outstanding principal balance of all Mortgage Loans on the Distribution Date immediately preceding such anniversary and (iii) the aggregate outstanding principal balance (as of the immediately preceding Distribution Date) of the

Mortgage Loans in any single five-digit California zip code area with the largest amount of Mortgage Loans by aggregate principal balance as of such Anniversary and (B) the greater of (i) the product of 0.50% multiplied by the outstanding principal balance of all Mortgage Loans on the Distribution Date immediately preceding such Anniversary multiplied by a fraction, the numerator of which is equal to the aggregate outstanding principal balance (as of the immediately preceding Distribution Date) of all of the Mortgage Loans secured by Mortgaged Properties located in the State of California divided by the aggregate outstanding principal balance (as of the immediately preceding Distribution
Date) of all of the Mortgage Loans, expressed as a percentage, and the denominator of which is equal to 89.92% (which percentage is equal to the percentage of Mortgage Loans initially secured by Mortgaged Properties located in the State of California) and (ii) the aggregate outstanding principal balance (as of the immediately preceding Distribution Date) of the largest Mortgage Loan secured by a Mortgaged Property located in the State of California.

                  The Special Hazard Amount may be further reduced by the Servicer (including accelerating the manner in which coverage is reduced) provided that prior to any such reduction, the Servicer shall (i) obtain written confirmation from each Rating Agency that such reduction shall not reduce the rating assigned to any Class of Certificates by such Rating Agency below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency and (ii) provide a copy of such written confirmation to the Trustee.

                  "Special Hazard Loss": Any Realized Loss not in excess of the cost of the lesser of repair or replacement of a Mortgaged Property suffered by such Mortgaged Property on account of direct physical loss as reported by the Servicer to the Master Servicer or by any other party hereto, exclusive of (i) any loss of a type covered by a Primary Hazard Insurance Policy or a flood insurance policy required to be maintained in respect of such Mortgaged Property pursuant to Section 3.12, except to the extent of the portion of such loss not covered as a result of any coinsurance provision and (ii) any Extraordinary Loss.

                  "Special Hazard Percentage": As of each Anniversary, the greater of (i) 1.00% and (ii) the largest percentage obtained by dividing the aggregate outstanding principal balance (as of the immediately preceding Distribution Date) of the Mortgage Loans secured by Mortgaged Properties located in a single, five-digit zip code area in the State of California by the outstanding principal balance of all the Mortgage Loans as of such immediately preceding Distribution Date.

                  "Standard & Poor's": Standard & Poor's, a division of The McGraw Hill Companies, Inc., or its successor in interest.

                  "Startup Day": The day designated as such pursuant to Article X hereof.

                  "Stated Principal Balance": With respect to any Mortgage Loan or related REO Property at any given time, (i) the principal balance of the Mortgage Loan outstanding as of the

Cut-off Date, after application of principal payments due on or before such date, whether or not received, minus (ii) the sum of (a) the principal portion of the Monthly Payments due with respect to such Mortgage Loan or REO Property during each Due Period ending prior to the most recent Distribution Date which were received or with respect to which an Advance was made, and (b) all Principal Prepayments with respect to such Mortgage Loan or REO Property, and all Insurance Proceeds, Liquidation Proceeds and net income from a REO Property to the extent applied by the Servicer as recoveries of principal in accordance with Section 3.14 with respect to such Mortgage Loan or REO Property, which were distributed pursuant to Section 4.01 on any previous Distribution Date, and (c) any Realized Loss with respect thereto allocated pursuant to Section 4.04 for any previous Distribution Date.

                  "Subordinate Certificate": Any of the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 or Class B-6 Certificates.

                  "Subordinate Percentage": As of any date of determination, a percentage equal to 100% minus Senior Percentage as of such date.

                  "Subordinate Principal Distribution Amount": With respect to any Distribution Date and each Class of Class B Certificates, (a) the sum of (i) the product of (x) the related Class B Percentage for such Class and (y) the aggregate of the amounts calculated for such Distribution Date under clauses
(1), (2) and (3) of Section 4.01(b)(ii)(Y)(A); (ii) such Class's pro rata share, based on the Certificate Principal Balance of each Class of Class B Certificates then outstanding, of the principal collections described in Section 4.01(b)(ii)(Y)(B)(b) (without giving effect to the Senior Accelerated Distribution Percentage), to the extent such collections are not otherwise distributed to the Senior Certificates; (iii) the product of (x) the related Prepayment Distribution Percentage and (y) the aggregate of all Principal Prepayments in Full and Curtailments received in the related Prepayment Period (other than the related Discount Fraction of such Principal Payments in Full and Curtailments with respect to a Discount Mortgage Loan) to the extent not payable to the Senior Certificates; and (iv) any amounts described in clauses (i), (ii) and (iii) as determined for any previous Distribution Date, that remain undistributed to the extent that such amounts are not attributable to Realized Losses which have been allocated to a subordinate Class of Class B Certificates; PROVIDED, HOWEVER, that such amount shall in no event exceed the outstanding Certificate Principal Balance of such Class of Certificates immediately prior to such date.

                  "Tax Returns": The federal income tax return on Internal Revenue Service Form 1066, U.S. Real Estate Mortgage Investment Conduit Income Tax Return, including Schedule Q thereto, Quarterly Notice to Residual Interest Holders of REMIC Taxable Income or Net Loss Allocation, or any successor forms, to be filed on behalf of the REMIC due to their classification as a REMIC under the REMIC Provisions, together with any and all other information, reports or returns that may be required to be furnished to the Certificateholders or filed with the Internal

Revenue Service or any other governmental taxing authority under any applicable provisions of federal, state or local tax laws.

                  "Transfer": Any direct or indirect transfer, sale, pledge, hypothecation or other form of assignment of any Ownership Interest in a Certificate.

                  "Transferor": Any Person who is disposing by Transfer of any Ownership Interest in a Certificate.

                  "Trustee": The First National Bank of Chicago, or its successor in interest, or any successor trustee appointed as herein provided.

                  "Trust Fund": The segregated pool of assets, with respect to which a REMIC election is to be made, consisting of: (i) each Mortgage Loan (exclusive of payments of principal and interest due on or before the Cut-off Date, if any, received by the Servicer which shall not constitute an asset of the Trust Fund) as from time to time are subject to this Agreement and all payments under and proceeds of such Mortgage Loans (exclusive of any prepayment fees and late payment charges received on the Mortgage Loans), together with all documents included in the related Mortgage File, subject to Section 2.01; (ii) such funds or assets as from time to time are deposited in the Protected Account, Custodial Account or the Certificate Account and belonging to the Trust Fund; (iii) any REO Property; (iv) the Primary Hazard Insurance Policies, if any, the Primary Insurance Policies, if any, and all other Insurance Policies with respect to the Mortgage Loans; and (v) the Depositor's interest in respect of the representations and warranties made by the Seller in the Mortgage Loan Purchase Agreement as assigned to the Trustee pursuant to Section 2.04 hereof.

                  "Uninsured Cause": Any cause of damage to property subject to a Mortgage such that the complete restoration of such property is not fully reimbursable by the Primary Hazard Insurance Policies or flood insurance policies required to be maintained pursuant to Section
3.12.

                  "United States Person": A citizen or resident of the United States, a corporation or a partnership (including an entity treated as a corporation or partnership for United States federal income tax purposes) created or organized in, or under the laws of, the United States or any State thereof or the District of Columbia (except, in the case of a partnership, to the extent provided in regulations) or an estate whose income is subject to United States federal income tax regardless of its source, or a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more such United States Persons have the authority to control all substantial decisions of the trust. To the extent prescribed in regulations by the Secretary of the Treasury, which have not yet been issued, a trust which was in existence on August 20, 1996 (other than a trust treated as owned by the grantor under subpart E of part I of subchapter J of chapter 1 of the Code), and which was treated as a United States person on August 20, 1996 may elect to continue to be treated as a United States person notwithstanding the previous sentence.

                  "Variable Strip Certificates": Any one of the Class X Certificates.

                  "Voting Rights": The portion of the voting rights of all of the Certificates which is allocated to any Certificate. At all times during the term of this Agreement, 98% of all of the Voting Rights shall be allocated among Holders of the Regular Certificates (other than the Class X Certificates) on the basis of the Certificate Principal Balances thereof, 1% of all Voting Rights shall be allocated to the Holders of the Class X Certificates, and the Holders of the Class R Certificates shall be entitled to 1% of all of the Voting Rights, allocated among the Certificates of each such Class in accordance with their respective Percentage Interests.

                                   ARTICLE II

                          CONVEYANCE OF MORTGAGE LOANS;
                        ORIGINAL ISSUANCE OF CERTIFICATES

                  SECTION 2.01. Conveyance of Mortgage Loans.

                  The Depositor, as of the Closing Date, and concurrently with the execution and delivery hereof, does hereby assign, transfer, sell, set over and otherwise convey to the Trustee without recourse all the right, title and interest of the Depositor in and to the Mortgage Loans identified on the Mortgage Loan Schedule (exclusive of any prepayment fees and late payment charges received thereon) and all other assets included or to be included in the Trust Fund for the benefit of the Certificateholders. Such assignment includes all principal and interest received by the Servicer on or with respect to the Mortgage Loans (other than payment of principal and interest due on or before the Cut-off Date).

                  In connection with such transfer and assignment, the Depositor has caused the Seller to deliver to, and deposit with the Trustee, or to and with one or more custodians, as the duly appointed agent or agents of the Trustee for such purpose, as described in the Mortgage Loan
Purchase Agreement the following documents or instruments:

                (i) the original Mortgage Note, endorsed "The First National Bank of Chicago, as trustee" with all intervening endorsements showing a complete chain of endorsements from the originator to the Person endorsing it to the Trustee or, with respect to any Mortgage Loan as to which the original Mortgage Note has been permanently lost or destroyed and has not been replaced, a Lost Note Affidavit;

               (ii) the original recorded Mortgage or, if the original Mortgage has not been returned from the applicable public recording office, a copy of the Mortgage certified by the Seller to be a true and complete copy of the original Mortgage submitted for recording;

              (iii) a duly executed original Assignment of the Mortgage, without recourse, in recordable form to "The First National Bank of Chicago, as trustee";

               (iv) the original recorded Assignment or Assignments of the Mortgage showing a complete chain of assignment from the originator thereof to the Person assigning it to the Trustee or, if any such Assignment has not been returned from the applicable public recording office, a copy of such Assignment certified by the Seller to be a true and complete copy of the original Assignment submitted to the title insurance company for recording;

                (v) the original title insurance policy, or, if such policy has not been issued, any one of an original or a copy of the preliminary title report, title binder or title commitment on the Mortgaged Property with the original policy of the insurance to be delivered promptly following the receipt thereof; and

               (vi) the original of any assumption, modification, extension or guaranty agreement.

                  The Seller is obligated as described in the Mortgage Loan Purchase Agreement to deliver to the Trustee or Custodian: (a) either the original recorded Mortgage, or in the event such original cannot be delivered by the Seller, a copy of such Mortgage certified as true and complete by the appropriate recording office, in those instances where a copy thereof certified by the Seller was delivered to the Trustee or Custodian pursuant to clause (ii) above; and (b) either the original Assignment or Assignments of the Mortgage, with evidence of recording thereon, showing a complete chain of assignment from the originator to the Seller, or in the event such original cannot be delivered by the Seller, a copy of such Assignment or Assignments certified as true and complete by the appropriate recording office, in those instances where copies thereof certified by the Seller were delivered to the Trustee or Custodian pursuant to clause (iv) above. Notwithstanding anything to the contrary contained in this Section 2.01, in those instances where the public recording office retains the original Mortgage after it has been recorded, the Seller shall be deemed to have satisfied its obligations hereunder upon delivery to the Trustee or Custodian of a copy of such Mortgage certified by the public recording office to be a true and complete copy of the recorded original thereof.

                  If any Assignment is lost or returned unrecorded to the Trustee or Custodian because of any defect therein, the Seller is required, as described in the Mortgage Loan Purchase Agreement, to prepare a substitute Assignment or cure such defect, as the case may be, and the Seller shall cause such Assignment to be recorded in accordance with this section.

                  The Seller is required as described in the Mortgage Loan Purchase Agreement to exercise its best reasonable efforts to deliver or cause to be delivered to the Trustee or Custodian within 120 days of the Closing Date the original or a photocopy of the title insurance policy with respect to each Mortgage Loan assigned to the Trustee pursuant to this Section 2.01.

                  All original documents relating to the Mortgage Loans which are not delivered to the Trustee or Custodian are and shall be held by the Servicer in trust for the benefit of the Trustee on behalf of the Certificateholders.

                  Except as may otherwise expressly be provided herein, none of the Depositor, the Master Servicer, the Servicer or the Trustee shall assign, sell, dispose of or transfer any interest in the Trust Fund or any portion thereof, or permit the Trust Fund or any portion thereof to be subject to any lien, claim, mortgage, security interest, pledge or other encumbrance of, any other Person.

                  It is intended that the conveyance of the Mortgage Loans by the Depositor to the Trustee as provided in this Section be, and be construed as, a sale of the Mortgage Loans as provided for in this Section 2.01 by the Depositor to the Trustee for the benefit of the Certificateholders. It is, further, not intended that such conveyance be deemed a pledge of the Mortgage Loans by the Depositor to the Trustee to secure a debt or other obligation of the Depositor. However, in the event that the Mortgage Loans are held to be property of the Depositor, or if for any reason this Agreement is held or deemed to create a security interest in the Mortgage Loans, then it is intended that,
(a) this Agreement shall also be deemed to be a security agreement within the meaning of Articles 8 and 9 of the New York Uniform Commercial Code and the Uniform Commercial Code of any other applicable jurisdiction; (b) the conveyance provided for in this Section shall be deemed to be (1) a grant by the Depositor to the Trustee of a security interest in all of the Depositor's right (including the power to convey title thereto), title and interest, whether now owned or hereafter acquired, in and to (A) the Mortgage Loans, including the Mortgage Notes, the Mortgages, any related Insurance Policies and all other documents in the related Mortgage Files, (B) all amounts payable to the holders of the Mortgage Loans in accordance with the terms thereof, and (C) all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, including without limitation all amounts from time to time held or invested in the Certificate Account, the Custodial Account or the Protected Account, whether in the form of cash, instruments, securities or other property and (2) an assignment by the Depositor to the Trustee of any security interest in any and all of the Seller's right (including the power to convey title thereto), title and interest, whether now owned or hereafter acquired, in and to the property described in the foregoing clauses (1)(A) through (C); (c) the possession by the Trustee or its agent of Mortgage Notes and such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be "possession by the secured party" or possession by a purchaser or a person designated by such secured party, for purposes of perfecting the security interest pursuant to the New York Uniform Commercial Code and the Uniform Commercial Code of any other applicable jurisdiction (including, without limitation, Sections 9-115, 9-305, 8-102, 8-301, 8-501 and 8-503 thereof); and (d) notifications to persons holding such property, and acknowledgments, receipts or confirmations from persons holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of the Trustee for the purpose of perfecting such security interest under applicable law. The Depositor and, at the Depositor's direction, the Trustee shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of the Agreement.

                  SECTION 2.02. Acceptance of the Trust Fund by the Trustee.

                  The Trustee acknowledges receipt (or, with respect to Mortgage Loans subject to a Custodial Agreement, and based solely upon a receipt or certification executed by the Custodian, receipt by the Custodian as the duly appointed agent of the Trustee) (subject to any exceptions noted in the Initial Certification described below), of the documents referred to in Section 2.01 above and all other assets included in the definition of "Trust Fund" and declares that it, or a Custodian as its agent, holds and will hold such documents and the other documents delivered to it, or a Custodian as its agent, constituting the Mortgage Files, and that it, or a Custodian as its agent, holds or will hold such other assets included in the definition of "Trust Fund" (to the extent delivered or assigned to the Trustee), in trust for the exclusive use and benefit of all present and future Certificateholders.

                  The Trustee agrees, for the benefit of the Certificateholders, to review or cause to be reviewed by a Custodian on its behalf (such Custodian so obligated under a Custodial Agreement), each Mortgage File on or before the Closing Date to ascertain that all documents required to be delivered to it are in its possession, and the Trustee agrees to execute and deliver, or cause to be executed and delivered, to the Depositor and the Master Servicer on the Closing Date, an initial certification to the effect that, as to each Mortgage Loan listed in the Mortgage Loan Schedule (other than any Mortgage Loan paid in full or any Mortgage Loan specifically identified in such certification as not covered by such certification), (i) all documents required to be delivered to it pursuant to this Agreement with respect to such Mortgage Loan are in its possession, (ii) such documents have been reviewed by it and appear regular on their face and relate to such Mortgage Loan and (iii) based on its examination and only as to the foregoing documents, the information set forth in items (i),
(ii), (iii) and (iv) of the definition of the "Mortgage Loan Schedule" accurately reflects information set forth in the Mortgage File. None of the Trustee, the Custodian or the Master Servicer shall be under any duty to determine whether any Mortgage File should include any of the documents specified in clause (vi) of Section 2.01. None of the Trustee, the Custodian or the Master Servicer shall be under any duty or obligation to inspect, review or examine said documents, instruments, certificates or other papers to determine that the same are genuine, enforceable or appropriate for the represented purpose or that they have actually been recorded, or they are in recordable form or that they are other than what they purport to be on their face.

                  Within 90 days of the Closing Date the Trustee shall cause the Custodian to deliver to the Depositor and the Master Servicer a final certification evidencing the completeness of the Mortgage Files, with any applicable exceptions noted thereon.

                  If in the process of reviewing the Mortgage Files and preparing the certifications referred to above the Trustee or Custodian, as the case may be, finds any document or documents constituting a part of a Mortgage File to be missing or defective in any material respect, the Trustee or Custodian (such Custodian being so obligated under a Custodial Agreement) shall promptly notify the Seller, the Master Servicer and the Depositor. The Trustee or Custodian shall promptly notify the Master Servicer and the Seller of such defect and request that the Seller cure any such defect within 90 days from the date on which the Seller was notified of such defect, and if the Seller does not cure such defect in all material respects during such period, the Trustee shall request on behalf of the Certificateholders that the Seller purchase such Mortgage Loan from the Trust Fund at the Purchase Price within 90 days after the date on which the Seller was notified of such defect; provided that if such defect would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3) of the Code, any such cure or repurchase must occur within 90 days from the date such breach was discovered. It is understood and agreed that the obligation of the Seller to cure a material defect in, or purchase any Mortgage Loan as to which a material defect in a constituent document exists shall constitute the sole remedy respecting such defect available to Certificateholders or the Trustee on behalf of Certificateholders. The Purchase Price for the purchased Mortgage Loan shall be deposited or caused to be deposited upon receipt by the Master Servicer in the Custodial Account and, upon receipt by the Trustee or any Custodian of written notification of such deposit signed by a Servicing Officer, the Trustee or any Custodian shall release or cause to be released to the Seller the related Mortgage File and shall execute and deliver such instruments of transfer or assignment, in each case without recourse, as the Seller shall require as necessary to vest in the Seller ownership of any Mortgage Loan released pursuant hereto and at such time the Trustee or Custodian, as its agent, shall have no further responsibility with respect to the related Mortgage File.

                  SECTION 2.03. Representations, Warranties and Covenants of the
                                Master Servicer.

                  The Master Servicer hereby represents and warrants to and covenants with the Depositor, the Servicer and the Trustee for the benefit of Certificateholders that:

                        (i) The Master Servicer is, and throughout the term hereof shall remain, a national banking association duly organized, validly existing and in good standing under the laws of the United States (except as otherwise permitted pursuant to Section 6.02), the Master Servicer is, and shall remain, in compliance with the laws of the United States and has the corporate power and authority to perform its obligations under this Agreement;

                       (ii) The execution and delivery of this Agreement by the Master Servicer, and the performance and compliance with the terms of this Agreement by the Master Servicer, will not violate the Master Servicer's charter or bylaws or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other instrument to which it is a party or which is applicable to it or any of its assets;

                      (iii) The Master Servicer has the full power and authority to enter into and consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement;

                       (iv) This Agreement, assuming due authorization, execution and delivery by the Depositor, the Servicer and the Trustee, constitutes a valid, legal and binding obligation of the Master Servicer, enforceable against the Master Servicer in accordance with the terms hereof, subject to (A) applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally, and (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law;

                        (v) The Master Servicer is not in violation of, and its execution and delivery of this Agreement and its performance and compliance with the terms of this Agreement will not constitute a violation of, any law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation is likely to affect materially and adversely either the ability of the Master Servicer to perform its obligations under this Agreement or the financial condition of the Master Servicer;

                       (vi) No litigation is pending or, to the best of the Master Servicer's knowledge, threatened against the Master Servicer which would prohibit its entering into this Agreement or performing its obligations under this Agreement or is likely to affect materially and adversely either the ability of the Master Servicer to perform its obligations under this Agreement or the financial condition of the Master Servicer;

                      (vii) The execution of this Agreement and the performance of the Master Servicer's obligations hereunder do not require any license, consent or approval of any state or federal court, agency, regulatory authority or other governmental body having jurisdiction over the Master Servicer, other than such as have been obtained;

                     (viii) As of the date hereof, no information, certificate of an officer, statement furnished in writing or report delivered to the Depositor, any affiliate of the Depositor or the Trustee by the Master Servicer in its capacity as Master Servicer, to the knowledge of the Master Servicer, contains any untrue statement of a material fact; and

                       (ix) The Master Servicer's computer and other systems used in master servicing mortgage loans will be modified and maintained to operate in a manner such that at all times, including on and after January 1, 2000, (i) the Master Servicer can master service the Mortgage Loans in accordance with the terms of this Agreement if necessary and (ii) the Master Servicer can operate its business in the same manner as it is operating on the date hereof; provided that the Master Servicer's ability to meet the requirements of this representation may be limited in circumstances where it relies (after reasonable due diligence in inquiring into and obtaining reasonable compliance representations) on third party systems which are incompatible with those of the Master Servicer on or after January 1, 2000.

                  It is understood and agreed that the representations, warranties and covenants set forth in this Section 2.03 shall survive the execution and delivery of this Agreement, and shall inure to the benefit of the Depositor, the Servicer, the Trustee and the Certificateholders. Upon discovery by the Depositor, the Servicer, the Trustee or the Master Servicer of a breach of any of the foregoing representations, warranties and covenants that materially and adversely affects the interests of the Depositor, the Servicer, or the Trustee, the party discovering such breach shall give prompt written notice to the other parties.

                  SECTION 2.04. Representations and Warranties of the Seller.

                  The Depositor hereby assigns to the Trustee for the benefit of Certificateholders its interest in respect of the representations and warranties made by the Seller in the Mortgage Loan Purchase Agreement or the exhibits thereto. Insofar as the Mortgage Loan Purchase Agreement relates to such representations and warranties and any remedies provided thereunder for any breach of such representations and warranties, such right, title and interest may be enforced by the Trustee on behalf of the Certificateholders. Upon the discovery by the Depositor, the Master Servicer, the Servicer, the Trustee or any Custodian of a breach of any of the representations and warranties made in the Mortgage Loan Purchase Agreement in respect of any Mortgage Loan which materially and adversely affects the interests of the Certificateholders in such Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties (such Custodian being so obligated under a Custodial Agreement). The Trustee, the Master Servicer or the Servicer, as the case may be, shall promptly notify the Seller of such breach and request that the Seller shall, within 90 days from the date that the Seller was notified or otherwise obtained knowledge of such breach, either (i) cure such breach in all material respects or (ii) purchase such Mortgage Loan from the Trust Fund at the Purchase Price and in the manner set forth in Section 2.02; provided that if such breach would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3) of the Code, any such cure or repurchase must occur within 90 days from the date such breach was discovered. However, in the case of a breach under the Mortgage Loan Purchase Agreement, subject to the approval of the Depositor the Seller shall have the option to substitute a Qualified Substitute Mortgage Loan or Loans for such Mortgage

Loan if such substitution occurs within two years following the Closing Date, except that if the breach would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3) of the Code, any such substitution must occur within 90 days from the date the breach was discovered if such 90 day period expires before two years following the Closing Date. In the event that the Seller elects to substitute a Qualified Substitute Mortgage Loan or Loans for a Deleted Mortgage Loan pursuant to this Section 2.04, the Seller shall deliver to the Trustee or Custodian, as the case may be, for the benefit of the parties hereto and the Certificateholders with respect to such Qualified Substitute Mortgage Loan or Loans, the original Mortgage Note, the Mortgage, an Assignment of the Mortgage in recordable form, and such other documents and agreements as are required by Section 2.01, with the Mortgage Note endorsed as required by Section 2.01. No substitution will be made in any calendar month after the Determination Date for such month. Monthly Payments due with respect to Qualified Substitute Mortgage Loans in the month of substitution shall not be part of the Trust Fund and will be retained by the Servicer and remitted by the Servicer to the Seller on the next succeeding Distribution Date. For the month of substitution, distributions to Certificateholders will include the Monthly Payment due on a Deleted Mortgage Loan for such month and thereafter the Seller shall be entitled to retain all amounts received in respect of such Deleted Mortgage Loan. The Depositor shall amend or cause to be amended the Mortgage Loan Schedule for the benefit of the Certificateholders to reflect the removal of such Deleted Mortgage Loan and the substitution of the Qualified Substitute Mortgage Loan or Loans and the Depositor shall deliver the amended Mortgage Loan Schedule to the Master Servicer, the Servicer, the Custodian and the Trustee. Upon such substitution, the Qualified Substitute Mortgage Loan or Loans shall be subject to the terms of this Agreement in all respects, the Seller shall be deemed to have made the representations and warranties with respect to the Qualified Substitute Mortgage Loan contained in the Mortgage Loan Purchase Agreement as of the date of substitution, and the Depositor shall be deemed to have made with respect to any Qualified Substitute Mortgage Loan or Loans, as of the date of substitution, the representations and warranties set forth in Section 2.03 hereof.

                  In connection with the substitution of one or more Qualified Substitute Mortgage Loans for one or more Deleted Mortgage Loans, the Servicer will determine the amount (if any) by which the aggregate principal balance of all such Qualified Substitute Mortgage Loans as of the date of substitution is less than the aggregate Stated Principal Balance of all such Deleted Mortgage Loans (in each case after application of the principal portion of the Monthly Payments due in the month of substitution that are to be distributed to Certificateholders in the month of substitution). The Seller shall provide the Master Servicer on the day of substitution for immediate deposit into the Custodial Account the amount of such shortfall, without any reimbursement therefor. The Seller shall give notice in writing to the Trustee of such event, which notice shall be accompanied by an Officer's Certificate as to the calculation of such shortfall and by an Opinion of Counsel to the effect that such substitution will not cause (a) any federal tax to be imposed on the REMIC, including without limitation, any federal tax imposed on "prohibited transactions" under Section 860F(a)(1) of the Code or on "contributions after the startup date" under Section 860G(d)(1) of the Code or (b) any portion of the REMIC to fail to qualify as a REMIC at any time that any Certificate is outstanding. The costs of any substitution as described above, including any related assignments, opinions or other documentation in connection therewith shall be borne by the Seller.

                  Except as expressly set forth herein none of the Trustee, the Custodian or the Master Servicer is under any obligation to discover any breach of the above mentioned representations and warranties. It is understood and agreed that the obligation of the Seller to cure such breach, purchase or to substitute for such Mortgage Loan as to which such a breach has occurred and is continuing shall constitute the sole remedy respecting such breach available to Certificateholders or the Trustee on behalf of Certificateholders.

                  SECTION 2.05. Issuance of Certificates Evidencing Interests in
                                the Trust Fund.

                  The Trustee acknowledges the assignment to it of the Mortgage Loans and the delivery of the Mortgage Files to it, subject to any exceptions noted pursuant to Section 2.02 above, together with the assignment to it of all other assets included in the Trust Fund, receipt of which is hereby acknowledged. Concurrently with such delivery and in exchange therefor, the Trustee, pursuant to the written request of the Depositor, executed by an officer of the Depositor, has executed and caused to be authenticated and delivered to, or upon the order of, the Depositor the Certificates in authorized denominations which evidence ownership of the Trust Fund.

                  SECTION 2.06 Representations, Warranties and Covenants of the
                               Servicer.

                  The Servicer hereby represents and warrants to the Master Servicer and the Trustee as follows:

                           (i) The Servicer is a validly existing limited
partnership in good standing under the laws of the State of California and is qualified to transact business in, is in good standing under the laws of, and possesses all licenses necessary for the conduct of its business in, each state in which any Mortgaged Property is located or is otherwise exempt or not required under applicable law to effect such qualification or license and no demand for such qualification or license has been made upon the Servicer by any such state, and in any event the Servicer is in compliance with the laws of each such State to the extent necessary to ensure the enforceability of each Mortgage Loan and the servicing of the Mortgage Loans in accordance with the terms of this Agreement;

                           (ii) The Servicer has full power and authority to
execute, deliver and perform, and to enter into and consummate all transactions contemplated by this Agreement and to conduct its business as presently conducted, has duly authorized the execution, delivery and performance of this Agreement, has duly executed and delivered this Agreement, and this Agreement constitutes a legal, valid and binding obligation of the Servicer, enforceable against it in accordance with its terms subject to bankruptcy laws and other similar laws of general application affecting rights of creditors and subject to the application of the rules of equity, including those respecting the availability of specific performance;

                           (iii) Neither the execution and delivery of this
Agreement, nor the fulfillment of or compliance with the terms and conditions of this Agreement will conflict with any of the terms, conditions or provisions of the Servicer's limited partnership agreement or limited partnership certificate, nor the charter or by-laws of the Servicer's general partner or materially conflict with or result in a material breach of any of the terms, conditions or provisions of any legal restriction or any agreement or instrument to which the Servicer is now a party or by which it is bound, or constitute a default or result in an acceleration under any of the foregoing, or result in the material violation of any law, rule, regulation, order, judgment or decree to which the Servicer or its property is subject;

                           (iv) There is no litigation pending or threatened
with respect to the Servicer which is reasonably likely to have a material adverse effect on the servicers of the Mortgage Loans, the execution, delivery or enforceability of this Agreement, or which is reasonably likely to have a material adverse effect on the financial condition of the Servicer;

                           (v) No consent, approval, authorization or order of
any court or governmental agency or body is required for the execution, delivery and performance by the Servicer of or compliance by the Servicer with this Agreement, except for consents, approvals, authorizations and orders which have been obtained;

                           (vi) The collection and servicing practices used by
the Servicer, with respect to each Mortgage Note and Mortgage have been in all material respects legal, proper and prudent in the mortgage origination and servicing business. With respect to escrow deposits and payments that the Servicer collects, all such payments are in the possession of, or under the control of, the Servicer, and there exist no deficiencies in connection therewith for which customary arrangements for repayment thereof have not been made. No escrow deposits or other charges or payments due under the Mortgage Note have been capitalized under any Mortgage or the related Mortgage Note;

                           (vii) The Servicer is an approved seller/servicer of
residential mortgage loans for Fannie Mae and Freddie Mac with such facilities, procedures and personnel necessary for the sound servicing of such mortgage loans. The Servicer is in good standing to sell mortgage loans to and service mortgage loans for Fannie Mae and Freddie Mac and no event has occurred which would make the Servicer unable to comply with eligibility requirements or which would require an adverse notification to either Fannie Mae or Freddie Mac;

                           (viii) The Servicer does not believe, nor does it
have any cause or reason to believe, that it cannot perform each and every covenant contained in this Agreement;

                           (ix) No statement, report or other document furnished
or to be furnished pursuant to the Agreement contains or will contain any statement that is or will be inaccurate or misleading in any material respect or omits to state a material fact required to be stated therein or necessary to make the information and statements therein not misleading; and

                           (x) The Servicer's computer and other systems used in
servicing the Mortgage Loans will be modified and maintained to operate in a manner such that at all times, including on and after January 1, 2000, (i) the Servicer can service the Mortgage Loans in accordance with the terms of this Agreement and (ii) the Servicer can operate its business in the same manner as it is operating on the date hereof.

                  It is understood and agreed that the representations and warranties set forth in this Section 2.06 shall survive delivery of the Mortgage Loans to the Trustee.

                  Upon discovery by any of the Master Servicer, the Servicer, or the Trustee of a breach of any of the representations and warranties set forth in this Section 2.06 which materially and adversely affects the interests of the Certificateholders, the party discovering such breach shall give prompt written notice to the other parties. Within 60 days of its discovery or its receipt of notice of breach, the Servicer shall cure such breach in all material respects and, upon the Servicer's continued failure to cure such breach, may thereafter be removed by the Master Servicer pursuant to Section 3.25 hereof; PROVIDED, HOWEVER, that if the Servicer can demonstrate to the reasonable satisfaction of the Master Servicer that it is diligently pursuing remedial action, then the cure period may be extended with the written approval of the Master Servicer, which written approval shall not be unreasonably withheld.

                                   ARTICLE III

                          ADMINISTRATION AND SERVICING
                                OF THE TRUST FUND

                  SECTION 3.01 Duties of the Master Servicer.

                  The Master Servicer shall supervise, monitor and oversee the obligation of the Servicer to service and administer the Mortgage Loans in accordance with the terms of this Agreement and shall have full power and authority to do any and all things which it may deem necessary or desirable in connection with such master servicing and administration. In performing its obligations hereunder, the Master Servicer shall act in a manner which generally shall conform to the standards of an institution prudently master servicing Mortgage Loans for its own account. Furthermore, the Master Servicer shall oversee and consult with the Servicer as necessary from time-to-time to carry out the Master Servicer's obligations hereunder, shall receive, review and evaluate all reports, information and other data provided to the Master Servicer by the Servicer and shall otherwise exercise its reasonable best efforts to cause the Servicer to perform and observe the covenants, obligations and conditions to be performed or observed by the Servicer under this Agreement. The Master Servicer shall monitor the Servicer's servicing activities with respect to each Mortgage Loan, reconcile the results of such monitoring with such information provided in the previous sentence on a monthly basis and coordinate corrective adjustments to the Servicers' and Master Servicer's records, and based on such reconciled and corrected information, prepare the statements specified in Section 4.03 and any other information and statements required hereunder. The Master Servicer shall reconcile the results of its Mortgage Loan monitoring with the actual remittances of the Servicer. Subject to Section 3.15, the Trustee shall furnish the Master Servicer and the Servicer with any limited powers of attorney and other documents supplied to it reasonably necessary or appropriate to enable the Master Servicer and the Servicer to service and administer the Mortgage Loans.

                  SECTION 3.02 Monitoring of the Servicer's Performance.

                  The Master Servicer shall be responsible for reporting to the Trustee and the Depositor the compliance by the Servicer with its duties under this Agreement. In the review of the Servicer's activities, the Master Servicer may rely upon an Officer's Certificate of the Servicer with regard to the Servicer's compliance with the terms of this Agreement. In the event that the Master Servicer, in its judgment, determines that the Servicer should be terminated in accordance with this Agreement, or that a notice should be sent pursuant to this Agreement with respect to the occurrence of an event that, unless cured, would constitute grounds for such termination, the Master Servicer shall issue such notice or take such other action as it deems appropriate. Upon request, the Master Servicer shall make available to the Depositor and to the Trustee all reports submitted by the Servicer to the Master Servicer.

                  SECTION 3.03. Master Servicer Fidelity Bond and Master
                                Servicer Errors and Omissions Insurance Policy.

                  The Master Servicer, at its expense, shall maintain in effect a blanket fidelity bond and an errors and omissions insurance policy, affording coverage with respect to all directors, officers, employees and other Persons acting on such Master Servicer's behalf, and covering errors and omissions in the performance of the Master Servicer's obligations hereunder. The errors and omissions insurance policy and the fidelity bond shall be in such form and amount generally acceptable for entities serving as master servicers or trustees.

                  SECTION 3.04 Master Servicer's Financial Statements and
                               Related Information.

                  For each year this Agreement is in effect, the Master Servicer shall submit to the Trustee, each Rating Agency and the Depositor a copy of the Master Servicer's annual audited financial statements on or prior to May 31 of each year, which may be in the form of the consolidated financial statements of the Master Servicer's corporate parent. Such financial statements shall include a balance sheet, income statement and statement of retained earnings.


                  SECTION 3.05. Servicer to Act as Servicer.

                  The Servicer shall service the Mortgage Loans and any REO Property in accordance with this Agreement and its normal servicing practices, which generally shall conform to the standards of an institution prudently servicing mortgage loans for its own account and shall have full authority to do anything it reasonably deems appropriate or desirable in connection with such servicing and administration. The Servicer may perform its responsibilities relating to servicing through other agents or independent contractors, but shall not thereby be released from any of its responsibilities as hereinafter set forth. The authority of the Servicer shall include, without limitation, the power to (i) consult with and advise any subservicer regarding administration of a related Mortgage Loan, (ii) approve any recommendation by a subservicer to foreclose on a related Mortgage Loan, (iii) supervise the filing and collection of insurance claims and take or cause to be taken such actions on behalf of the insured Person thereunder as shall be reasonably necessary to prevent the denial of coverage thereunder, and (iv) effectuate foreclosure or other conversion of the ownership of the Mortgaged Property securing a related Mortgage Loan, including the employment of attorneys, the institution of legal proceedings, the collection of deficiency judgments, the acceptance of compromise proposals, the filing of claims under any Primary Insurance Policy and any other matter pertaining to a delinquent Mortgage Loan. The authority of the Servicer shall include, in addition, the power on behalf of the Certificateholders, the Trustee, the Master Servicer or any of them to (i) execute and deliver customary consents or waivers and other instruments and documents, (ii) consent to transfer of any related Mortgaged Property and assumptions of the related Mortgage Notes and all other comparable instruments (in the manner provided in this Agreement) and (iii) collect any Insurance Proceeds, Liquidation Proceeds and REO Proceeds. Without limiting the generality of the foregoing, the Servicer and any subservicer acting on its behalf may, and is hereby authorized, and empowered by the Trustee to, execute and deliver, on behalf of itself, the Certificateholders or the Trustee or any of them, any instruments of satisfaction, cancellation, partial or full release, discharge and all other comparable instruments, with respect to the related Mortgage Loans, the Insurance Policies and the accounts related thereto, and the Mortgaged Properties. The Servicer may exercise this power in its own name or in the name of a subservicer.

                  In accordance with the standards of the preceding paragraph, the Servicer shall advance or cause to be advanced funds as necessary for the purpose of effecting the payment of taxes and assessments on the Mortgaged Properties, which advances shall be reimbursable in the first instance from related collections from the Mortgagors pursuant to Section 3.08, and further as provided in Section 3.10; provided that the Servicer shall not be obligated to make such advance if, in its good faith judgment, the Servicer determines that such advance to be a Nonrecoverable Advance. No costs incurred by the Servicer or by subservicers in effecting the payment of taxes and assessments on the Mortgaged Properties shall, for the purpose of calculating distributions to Certificateholders, be added to the amount owing under the related Mortgage Loans, notwithstanding that the terms of such Mortgage Loans so permit.

                  Notwithstanding anything in this Agreement to the contrary, the Servicer shall not (unless the Mortgagor is in default with respect to the Mortgage Loan or such default is, in the judgment of the Servicer, reasonably foreseeable) make or permit any modification, waiver or amendment of any term of any Mortgage Loan that would both (i) effect an exchange or reissuance of such Mortgage Loan under Section 1001 of the Code (or Treasury regulations promulgated thereunder) and (ii) cause the Trust Fund to fail to qualify as a REMIC under the Code or the imposition of any tax on "prohibited transactions" or "contributions" after the Startup Day under the REMIC Provisions.

                  The relationship of the Servicer, the Trustee and the Master Servicer and their successors under this Agreement is intended by the parties to be that of an independent contractor and not that of a joint venturer, partner or agent.

                  SECTION 3.06. Collection of Certain Mortgage Loan Payments.

                           (a) The Servicer shall make its reasonable efforts to
collect or cause to be collected all payments required under the terms and provisions of the Mortgage Loans and shall follow collection procedures comparable to the collection procedures of prudent mortgage lenders servicing mortgage loans for their own account to the extent such procedures shall be consistent with this Agreement. Consistent with the foregoing, the Servicer may in its discretion (i) waive or permit to be waived any late payment charge, prepayment charge, assumption fee, or any penalty interest in connection with the prepayment of a Mortgage Loan and (ii) suspend or reduce or permit to be suspended or reduced regular monthly payments for a period of up to six months, or arrange or permit an arrangement with a Mortgagor for a scheduled liquidation of delinquencies. However, the Servicer may not modify materially any Mortgage Loan, including without limitation any modification that would change the Mortgage Rate, forgive the payment of any principal or interest (unless in connection with the liquidation of the related Mortgage Loan or except in connection with prepayments to the extent that such reamortization is not inconsistent with the terms of the Mortgage Loan), or extend the final maturity date of such Mortgage Loan. In the event the Servicer shall consent to the deferment of the due dates for payments due on a Mortgage Note, the Servicer shall nonetheless make an Advance to the same extent as if such installment were due, owing and delinquent and had not been deferred through liquidation of the Mortgaged Property; PROVIDED, HOWEVER, that the obligation of the Servicer to make an Advance shall apply only to the extent that the Servicer believes, in good faith, that such advances are not Nonrecoverable Advances. The Servicer shall notify the Master Servicer of any such modification.

                           (b) Within five Business Days after the Servicer has
determined that all amounts which it expects to recover from or on account of a Mortgage Loan have been recovered and that no further Insurance Proceeds, Liquidation Proceeds or other payments or cash recoveries will be received in connection therewith, the Servicer shall provide to the Master Servicer and the Trustee a certificate of a Servicing Officer that such Mortgage Loan became a liquidated Mortgage Loan and has a Cash Liquidation or REO Disposition as of the date of such determination.

                  The Servicer and the Master Servicer shall not be required to institute or join in litigation with respect to collection of any payment (whether under a Mortgage, Mortgage Note, Primary Hazard Insurance Policy or otherwise or against any public or governmental authority with respect to a taking or condemnation) if it reasonably believes that it is prohibited by applicable law from enforcing the provision of the Mortgage or other instrument pursuant to which such payment is required. The Servicer shall be responsible for preparing and distributing all information statements relating to payments on the Mortgage Loans, in accordance with all applicable federal and state tax laws and regulations.

                  SECTION 3.07. Protected Accounts.

                  The Servicer shall establish and maintain one or more accounts (collectively, the "Protected Account"). The Protected Account shall be an Eligible Account and shall otherwise be acceptable to the Master Servicer. All amounts held in the Protected Account shall be held in trust for the Trustee for the benefit of the Certificateholders. Any investment of funds held in such an account shall be in Permitted Investments maturing not later than the Business Day immediately preceding the next Servicer Remittance Date. The Servicer is required to deposit into the Protected Account no later than the first Business Day after receipt all proceeds of Mortgage Loans received by the Servicer, less its servicing compensation and any unreimbursed expenses and advances, to the extent such amounts would be reimbursable thereto from amounts on deposit in the Protected Account as described in Section 3.10. The Servicer shall also deposit in the Protected Account an amount equal to the amount of any loss incurred in respect of any such investment immediately upon realization of such loss without right of reimbursement. On each Servicer Remittance Date the Servicer shall remit to the Master Servicer for deposit in the Custodial Account the Available Distribution Amount plus the Master Servicing Fee from funds on deposit in the Protected Account.

                  SECTION 3.08. Collection of Taxes, Assessments and Similar
                                Items; Servicing Accounts.

                  The Servicer shall establish and maintain one or more accounts (the "Servicing Accounts"), each of which shall be an Eligible Account, and shall deposit and retain therein all collections from the Mortgagors for the payment of taxes, assessments, Primary Insurance Policy payments, Primary Hazard Insurance Policy premiums, and comparable items for the account of the Mortgagors, to the extent that the Servicer customarily escrows for such amounts. Withdrawals of amounts so collected from a Servicing Account may be made only to (i) effect payment of taxes, assessments, Primary Insurance Policy premiums, Primary Hazard Insurance Policy premiums and comparable items; (ii) reimburse the Servicer out of related collections for any payments made with respect to taxes and assessments, and with respect to Primary Hazard Insurance Policies; (iii) refund to Mortgagors any sums as may be determined to be overages; or (iv) clear and terminate the Servicing Account at the termination of this Agreement pursuant to Section 9.01. As part of its servicing duties, the Servicer shall, if and to the extent required by law, pay to the Mortgagors interest on funds in Servicing Accounts from its or their own funds, without any reimbursement therefor.

                  SECTION 3.09. Deposits in the Protected Account.

                           (a) The Servicer shall deposit or cause to be
deposited in the Protected Account on a daily basis, or as and when received, the following payments and collections received or made by or on behalf of it subsequent to the Cut-off Date, or received by it prior to the Cut-off Date but allocable to a period subsequent thereto (other than in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date):

                (i) all payments on account of principal, including Principal Prepayments, on the Mortgage Loans;

                (ii) all payments on account of interest on the Mortgage Loans, net of any portion thereof retained by the Servicer as Servicing Fee and all payments on account of Compensating Interest as required pursuant to Section 3.22;

                (iii) all Insurance Proceeds, other than proceeds that represent reimbursement of costs and expenses incurred by the Servicer in connection with presenting claims under the related Insurance Policies, Liquidation Proceeds and REO Proceeds;

                (iv) all proceeds of any Mortgage Loan or REO Property repurchased or purchased in accordance with Sections 2.02, 2.04 , 3.13, 3.21, or 9.01; and all amounts required to be deposited in connection with the substitution of a Qualified Substitute Mortgage Loan pursuant to Section 2.04; and

                (v) any amounts required to be deposited pursuant to Section
         3.12 or 4.03.

                  The foregoing requirements for deposit in the Protected Account shall be exclusive. In the event the Master Servicer or the Servicer shall deposit in the Protected Account any amount not required to be deposited therein, it may withdraw such amount from the Protected Account, any provision herein to the contrary notwithstanding. The Protected Account shall be maintained as a segregated account, separate and apart from trust funds created for mortgage pass-through certificates of other series, and the other accounts of the Servicer.

                           (b) Funds in the Protected Account may be invested in
Permitted Investments in accordance with the provisions set forth in Section
3.07. The Servicer shall give notice to the Trustee, the Master Servicer and the Depositor of the location of the Protected Account after any change thereof.

                  SECTION 3.10. Permitted Withdrawals From the Protected
                                Account.

                  The Servicer may, from time to time as provided herein, make withdrawals from the Protected Account of amounts on deposit therein pursuant to
Section 3.09 that are attributable to the Mortgage Loans for the following purposes:

                         (i) to make deposits into the Custodial Account in the amounts and in the manner provided for in Section 4.01;

                         (ii) to pay to itself, the Master Servicer, the Depositor, the Seller or any other appropriate person, as the case may be, with respect to each Mortgage Loan that has previously been purchased or repurchased pursuant to Sections 2.02, 2.04, 3.13, or 9.01 all amounts received thereon and not yet distributed as of the date of purchase or repurchase;

                         (iii) to reimburse itself or the Master Servicer for Advances not previously reimbursed, the Master Servicer's or the Servicer's right to reimbursement pursuant to this clause (iii) being limited to amounts received which represent Late Collections (net of the related Master Servicing Fee and Servicing Fee) of Monthly Payments on Mortgage Loans with respect to which such Advances were made and as further provided in Section 3.14;

                         (iv) to reimburse or pay itself, the Master Servicer, the Trustee or the Depositor for expenses incurred by or reimbursable to the Master Servicer, the Trustee or the Depositor pursuant to Sections 3.21, 6.03, 8.05, 10.01(c) or 10.01(g), except as otherwise provided in such Sections;

                         (v) to reimburse itself or the Master Servicer for costs and expenses incurred by or reimbursable to it relating to the prosecution of any claims pursuant to Section 3.12 that are in excess of the amounts so recovered;

                         (vi) to reimburse itself for unpaid Servicing Fee or the Master Servicer for unpaid Master Servicing Fee and unreimbursed Servicing Advances, the Master Servicer's or the Servicer's right to reimbursement pursuant to this clause (vi) with respect to any Mortgage Loan being limited to late recoveries of the payments for which such advances were made pursuant to Section 3.08 and any other related Late Collections;

                         (vii) to pay itself as servicing compensation (in addition to the Servicing Fee), on or after each Distribution Date, any interest or investment income earned on funds deposited in the Protected Account for the period ending on such Distribution Date;

                         (viii) to reimburse itself or the Master Servicer for any Advance or Servicing Advance previously made, after a Realized Loss has been allocated with respect to the related Mortgage Loan if the Advance or Servicing Advance was not reimbursed pursuant to clauses
         (iii) and (vi); and

                         (ix) to clear and terminate the Protected Account at the termination of this Agreement pursuant to Section 9.01.

                  The Servicer shall keep and maintain separate accounting records on a Mortgage Loan by Mortgage Loan basis, for the purpose of justifying any withdrawal from the Protected Account pursuant to such subclauses (ii) through (viii).

                  SECTION 3.11. Custodial Account.

                         (a) On the Closing Date, the Master Servicer shall open and shall thereafter maintain an account held in trust (the "Custodial Account"), entitled "The First National Bank of Chicago, as trustee, in trust for the benefit of the Holders of SAMI 1998- 11." The Custodial Account shall relate solely to the Certificates issued hereunder, and funds in such Custodial Account shall not be commingled with any other monies.

                         (b) The Master Servicer shall deposit into the Custodial Account, no later than the Business Day following the Closing Date, any amounts representing Monthly Payments on the Mortgage Loans due after the Closing Date and received by the Master Servicer on or before the Closing Date. Thereafter, promptly upon receipt, the Master Servicer shall deposit or cause to be deposited in the Custodial Account all amounts remitted by the Servicer in respect of the Mortgage Loans. The Master Servicer shall maintain a separate "Master Loan Payment Record" which shall reflect all deposits and withdrawals. On the Business Day preceding each Distribution Date, the Master Servicer will deposit to the Certificate Account in immediately available funds the Available Distribution Amount.

                         (c) Any institution maintaining the Custodial Account shall at the direction of the Master Servicer invest the funds in such account in Permitted Investments, each of which shall be payable on demand or mature not later than (i) the Business Day immediately preceding the date on which such funds are required to be withdrawn from such account pursuant to this Agreement, if a Person other than the Master Servicer is the obligor thereon, and (ii) no later than the date on which such funds are required to be withdrawn from such account pursuant to this Agreement, if the Master Servicer is the obligor thereon and shall not be sold or disposed of prior to its maturity. All income and gain realized from any such investment as well as any interest earned on deposits in the Custodial Account shall be for the benefit of the Master Servicer. The Master Servicer shall deposit in the Custodial Account an amount equal to the amount of any loss incurred in respect of any such investment immediately upon realization of such loss without right of reimbursement.

                  SECTION 3.12. Maintenance of Primary Hazard Insurance.

                  The Servicer shall cause to be maintained for each Mortgage Loan primary hazard insurance by a Qualified Insurer or other insurer satisfactory to the Rating Agencies with extended coverage on the related Mortgaged Property in an amount equal to the lesser of
(i) 100% of the replacement value of the improvements, as determined by the insurance company, on such Mortgaged Property or (ii) the unpaid principal balance of the Mortgage Loan, PROVIDED, HOWEVER, that the amount of hazard insurance may not be less than the amount necessary to prevent loss due to the application of any co-insurance provision of the related policy. Unless a higher deductible is required by law, the deductible on such hazard insurance policy maybe no more than $1,000 or 1% of the applicable amount of coverage, whichever is less. The Servicer shall also cause to be maintained on property acquired upon foreclosure, or deed in lieu of foreclosure, of any Mortgage Loan, fire insurance with extended coverage in an amount equal to the replacement value of the improvements thereon. Any reimbursed costs incurred in maintaining any insurance described in this Section 3.12 shall be recoverable as a Servicing Advance. The Servicer shall not be obligated to advance any amounts pursuant to this Section 3.12 if, in its good faith judgment, the Servicer determines that such advance would be a Nonrecoverable Advance. Pursuant to Section 3.09, any amounts collected by the Servicer under any such policies (other than amounts to be applied to the restoration or repair of the related Mortgaged Property or property thus acquired or amounts released to the Mortgagor in accordance with the Servicer's normal servicing procedures) shall be deposited in the Protected Account and shall be subsequently transferred to the Custodial Account, subject to withdrawal pursuant to Section 3.10. Any cost incurred by the Servicer in maintaining any such insurance shall not, for the purpose of calculating monthly distributions to Certificateholders, be added to the amount owing under the Mortgage Loan, notwithstanding that the terms of the Mortgage Loan so permit. It is understood and agreed that no earthquake or other additional insurance is to be required of any Mortgagor or maintained on property acquired in respect of a Mortgage Loan other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance.

                  The Servicer shall exercise its best reasonable efforts to maintain and keep in full force and effect each Primary Insurance Policy by a Qualified Insurer, or other insurer satisfactory to the Rating Agencies, with respect to each first lien Mortgage Loan as to which as of the Cut-off Date such a Primary Insurance Policy was in effect (or, in the case of a Substitute Mortgage Loan, the date of substitution) and the original principal amount of the related Mortgage Note exceeded 80% of the Collateral Value in an amount at least equal to the excess of such original principal amount over 75% of such Collateral Value until the principal amount of any such first lien Mortgage Loan is reduced below 80% of the Collateral Value or, based upon a new appraisal, the principal amount of such first lien Mortgage Loan represents less than 80% of the new appraised value. The Servicer shall effect the timely payment of the premium on each Primary Insurance Policy. The Servicer shall have the power to substitute for any Primary Insurance Policy another substantially equivalent policy issued by another Qualified Insurer, PROVIDED, THAT, such substitution shall be subject to the condition that it will not cause the ratings on the Certificates to be downgraded or withdrawn, as evidenced in writing from each Rating Agency.

         No earthquake or other additional insurance is to be required of any Mortgagor or maintained on property acquired with respect to a security instrument other than pursuant to such applicable laws and regulations as shall at any time be in force and shall require such additional insurance. When, at the time of origination of the Mortgage Loan or at any subsequent time, the Mortgaged Property is located in a federally designated special flood hazard area, the Servicer shall use its best reasonable efforts to cause with respect to the Mortgage Loans and each REO Property flood insurance (to the extent available and in accordance with mortgage servicing industry practice) to be maintained. Such flood insurance shall cover the Mortgaged Property, including all items taken into account in arriving at the Collateral Value on which the Mortgage Loan was based, and shall be in an amount equal to the lesser of (i) the Stated Principal Balance of the related Mortgage Loan and (ii) the minimum amount required under the terms of coverage to compensate for any damage or loss on a replacement cost basis, but not more than the maximum amount of such insurance available for the related Mortgaged Property under either the regular or emergency programs of the National Flood Insurance Program (assuming that the area in which such Mortgaged Property is located is participating in such program). Unless applicable state law requires a higher deductible, the deductible on such flood insurance may not exceed $1,000 or 1% of the applicable amount of coverage, whichever is less.

                  In the event that the Servicer shall obtain and maintain a blanket fire insurance policy with extended coverage insuring against hazard losses on all of the Mortgage Loans, it shall conclusively be deemed to have satisfied its obligations as set forth in the first two sentences of this
Section 3.12, it being understood and agreed that such policy may contain a deductible clause, in which case the Servicer shall, in the event that there shall not have been maintained on the related Mortgaged Property a policy complying with the first two sentences of this Section 3.12 and there shall have been a loss which would have been covered by such policy, deposit in the Protected Account from its own funds the amount not otherwise payable under the blanket policy because of such deductible clause. Any such deposit by the Servicer shall be made on the Servicer Remittance Date next preceding the Distribution Date which occurs in the month following the month in which payments under any such policy would have been deposited in the Protected Account. In connection with its activities as administrator and servicer of the Mortgage Loans, the Servicer agrees to present, on behalf of itself, the Trustee, the Master Servicer and Certificateholders, claims under any such blanket policy.

                  SECTION 3.13. Enforcement of Due-on-Sale Clauses; Assumption
                                Agreements.

                  The Servicer will, to the extent it has knowledge of any conveyance or prospective conveyance by any Mortgagor of the Mortgaged Property (whether by absolute conveyance or by contract of sale, and whether or not the Mortgagor remains or is to remain liable under the Mortgage Note or the Mortgage), exercise or cause to be exercised its rights to accelerate the maturity of such Mortgage Loan under any "due-on-sale" clause applicable thereto; provided, however, that the Servicer shall not exercise any such rights if it reasonably believes that it is prohibited by law from doing so. The Servicer may purchase a Mortgage Loan at the Purchase Price when the Servicer requires acceleration of the Mortgage Loan by depositing such Purchase Price into the Protected Account, but only if the Servicer is satisfied, as evidenced by an Officer's Certificate delivered to the Trustee and the Master Servicer, that either (i) such Mortgage Loan is in default or default is reasonably foreseeable or (ii) if such Mortgage Loan is not in default or default is not reasonably foreseeable, such repurchase will have no adverse tax consequences for the Trust Fund or any Certificateholder. If the Servicer is unable to enforce such "due-on-sale" clause (as provided in the second preceding sentence) or if no "due-on-sale" clause is applicable, the Servicer is authorized to enter into an assumption and modification agreement with the Person to whom such property has been conveyed or is proposed to be conveyed, pursuant to which such Person becomes liable under the Mortgage Note and, to the extent permitted by applicable state law, the Mortgagor remains liable thereon; provided, however, that the Servicer shall not enter into any assumption and modification agreement if the coverage provided under the Primary Insurance Policy, if any, would be impaired by doing so. The Servicer shall notify the Master Servicer and the Trustee, whenever possible, before the completion of such assumption agreement, and shall forward to the Master Servicer and the Trustee the original copy of such assumption agreement, which copy shall be added by the Trustee to the related Mortgage File and which shall, for all purposes, be considered a part of such Mortgage File to the same extent as all other documents and instruments constituting a part thereof. In connection with any such assumption agreement, the interest rate on the related Mortgage Loan shall not be changed and no other material alterations in the Mortgage Loan shall be made unless such material alteration would not cause the Trust Fund to fail to qualify as a REMIC for federal income tax purposes, as evidenced by an Opinion of Counsel. The Servicer is also authorized to enter into a substitution of liability agreement with such Person, pursuant to which the original Mortgagor is released from liability and such Person is substituted as the Mortgagor and becomes liable under the Mortgage Note. Any fee collected by or on behalf of the Servicer for entering into an assumption or substitution of liability agreement will be retained by or on behalf of the Servicer as additional servicing compensation. In connection with any such assumption, no material term of the Mortgage Note (including but not limited to the Mortgage Rate, the amount of the Monthly Payment and any other term affecting the amount or timing of payment on the Mortgage Loan) may be changed. The Servicer shall not enter into any substitution or assumption if such substitution or assumption shall (i) both constitute a "significant modification" effecting an exchange or reissuance of such Mortgage Loan under the Code (or Treasury regulations promulgated thereunder) and cause either the Trust Fund to fail to qualify as a REMIC under the REMIC Provisions or (ii) cause the imposition of any tax on "prohibited transactions" or "contributions" after the Startup Day under the REMIC Provisions. The Servicer shall notify the Master Servicer and the Trustee that any such substitution or assumption agreement has been completed by forwarding to the Trustee the original copy of such substitution or assumption agreement, with a copy to the Master Servicer, which original copy shall be added to the related Mortgage File and shall, for all purposes, be considered a part of such Mortgage File to the same extent as all other documents and instruments constituting a part thereof. Any fee or additional interest collected by the Servicer for consenting in any such conveyance or entering into any such assumption agreement may be retained by the Servicer as additional servicing compensation.

                  Notwithstanding the foregoing paragraph or any other provision of this Agreement, the Servicer shall not be deemed to be in default, breach or any other violation of its obligations hereunder by reason of any assumption of a Mortgage Loan by operation of law or any assumption that the Servicer may be restricted by law from preventing, for any reason whatsoever. For purposes of this Section 3.13, the term "assumption" is deemed to also include a sale of a Mortgaged Property that is not accompanied by an assumption or substitution of liability agreement.

                  SECTION 3.14. Realization Upon Defaulted Mortgage Loans.

                  The Servicer shall, consistent with the procedures that the Servicer would use in servicing loans for its own account, foreclose upon or otherwise comparably convert (which may include an REO Acquisition) the ownership of properties securing such of the Mortgage Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments pursuant to Section 3.06, and which are not released from the Trust Fund pursuant to any other provision hereof. The Servicer shall realize proceeds from such Defaulted Mortgage Loans in such manner as will maximize the receipt of principal and interest by Certificateholders, taking into account, among other things, the timing of foreclosure proceedings. The foregoing is subject to the provisions that, in any case in which Mortgaged Property shall have suffered damage from an Uninsured Cause, the Servicer shall not be required to expend its own funds toward the restoration of such property unless it shall determine in its sole discretion
(i) that such restoration will increase the net proceeds of liquidation of the related Mortgage Loan to Certificateholders after reimbursement to itself for such expenses, and (ii) that such expenses will be recoverable by the Servicer through Insurance Proceeds or Liquidation Proceeds from the related Mortgaged Property, as contemplated in Section 3.10. The Servicer shall be responsible for all other costs and expenses incurred by it in any such proceedings; provided, however, that it shall be entitled to reimbursement thereof from the related property, as contemplated in Section 3.10.

                  The proceeds of any Cash Liquidation or REO Disposition, as well as any recovery resulting from a partial collection of Insurance Proceeds or Liquidation Proceeds or any income from an REO Property, will be applied in the following order of priority: first, to reimburse the Master Servicer or the Servicer for any related unreimbursed Servicing Advances, Master Servicing Fee or Servicing Fee, pursuant to Section 3.10(vi) or 3.21; second, to accrued and unpaid interest on the Mortgage Loan or REO Imputed Interest, at the Mortgage Rate, to the date of the Cash Liquidation or REO Disposition, or to the Due Date prior to the Distribution Date on which such amounts are to be distributed if not in connection with a Cash Liquidation or REO Disposition; and third, as a recovery of principal of the Mortgage Loan. If the amount of the recovery so allocated to interest is less than a full recovery thereof, that amount will be allocated as follows: first, to unpaid Master Servicing Fee and Servicing Fee; and second, to interest at the Net Mortgage Rate. The portion of the recovery so allocated to unpaid Master Servicing Fee and Servicing Fee shall be reimbursed to the Master Servicer or the Servicer pursuant to Section 3.10(vi). The portions of the recovery so allocated to interest at the Net Mortgage Rate and to principal of the Mortgage Loan shall be applied as follows: first, to reimburse the Master Servicer or the Servicer for any related unreimbursed Advances in accordance with Section 3.10(iii) or 3.21, and second, for distribution in accordance with the provisions of Section 4.01, subject to
Section 3.21 with respect to certain recoveries from an REO Disposition constituting Excess Proceeds.

                  SECTION 3.15. Trustee to Cooperate; Release of Mortgage Files.

                  Upon the payment in full of any Mortgage Loan, or the receipt by the Servicer of a notification that payment in full shall be escrowed in a manner customary for such purposes, the Servicer will immediately notify the Custodian by a certification (which certification shall include a statement to the effect that all amounts received or to be received in connection with such payment which are required to be deposited in the Custodial Account pursuant to
Section 3.09 have been or will be so deposited) of a Servicing Officer and shall request delivery to it of the Mortgage File in the form of the Request for Release attached hereto as Exhibit E. Upon receipt of such certification and request, the Custodian shall promptly release the related Mortgage File to the Servicer. Subject to the receipt by the Servicer of the proceeds of such payment in full and the payment of all related fees and expenses, the Servicer shall arrange for the release to the Mortgagor of the original cancelled Mortgage Note. All other documents in the Mortgage File shall be retained by the Servicer to the extent required by applicable law. The Servicer shall provide for preparation of the appropriate instrument of satisfaction covering any Mortgage Loan which pays in full and the Trustee shall cooperate in the execution and return of such instrument to provide for its delivery or recording as may be required. No expenses incurred in connection with any instrument of satisfaction or deed of reconveyance shall be chargeable to the Protected Account, Custodial Account or the Certificate Account.

                  From time to time and as appropriate for the servicing or foreclosure of any Mortgage Loan, including, for this purpose, collection under any Insurance Policy relating to the Mortgage Loan, the Custodian shall, upon request of the Servicer and delivery to the Custodian of a Request for Release in the form attached hereto as Exhibit E, release the related Mortgage File to the Servicer, and the Trustee shall execute such documents as the Servicer shall prepare and request as being necessary to the prosecution of any such proceedings. Such Request for Release shall obligate the Servicer to return each document previously requested from the Mortgage File to the Custodian when the need therefor by the Servicer no longer exists; and in any event within 21 days of the Servicer's receipt thereof, unless the Mortgage Loan has been liquidated and the Liquidation Proceeds relating to the Mortgage Loan have been deposited in the

Custodial Account or the Mortgage File or such document has been delivered to an attorney, or to a public trustee or other public official as required by law, for purposes of initiating or pursuing legal action or other proceedings for the foreclosure of the Mortgaged Property either judicially or non-judicially, and the Servicer has delivered to the Custodian a certificate of a Servicing Officer certifying as to the name and address of the Person to which such Mortgage File or such document was delivered and the purpose or purposes of such delivery.

                  Upon written request of a Servicing Officer, the Trustee shall execute and deliver to the Servicer any court pleadings, requests for trustee's sale or other documents prepared by the Servicer that are necessary to the foreclosure or trustee's sale in respect of a Mortgaged Property or to any legal action brought to obtain judgment against any Mortgagor on the Mortgage Note or Mortgage or to obtain a deficiency judgment, or to enforce any other remedies or rights provided by the Mortgage Note or Mortgage or otherwise available at law or in equity. Each such request that such pleadings or documents be executed by the Trustee shall include a certification signed by a Servicing Officer as to the reason such documents or pleadings are required and that the execution and delivery thereof by the Trustee will not invalidate or otherwise affect the lien of the Mortgage, except for the termination of such a lien upon completion of the foreclosure or trustee's sale.

                  SECTION 3.16. Master Servicing and Servicing Compensation.

                  Subject to Section 3.22, as compensation for its activities hereunder, the Master Servicer shall be entitled to receive the Master Servicing Fee. The Master Servicer shall also be entitled to investment earnings, net of investment losses, on amounts in the Custodial Account and the Certificate Account. Subject to Section 3.22, as compensation for its activities thereunder, the Servicer shall be entitled to receive the Servicing Fee. The Servicer also shall be entitled to receive as additional servicing compensation any prepayment charges, assumption fees, late payment charges and reconveyance fees. The Servicer and the Master Servicer shall be required to pay all expenses incurred by it in connection with their servicing activities hereunder, and shall not be entitled to reimbursement therefor except as specifically provided in Section
3.10. Neither the Master Servicing Fee nor the Servicing Fee may be transferred in whole or in part except in connection with the transfer of all of the Master Servicer's or Servicer's responsibilities, as applicable, and obligations under this Agreement.

                  SECTION 3.17. Maintenance of Certain Servicing Policies.

         The Servicer shall obtain and maintain (to the extent generally commercially available from time to time) at its own expense and for the duration of this Agreement a blanket fidelity bond and shall obtain and maintain an errors and omissions insurance policy covering the Servicer's officers, employees and other persons acting on its behalf in connection with its activities under this Agreement. The amount of coverage shall be at least equal to the coverage maintained by the

Servicer in order to be acceptable to Fannie Mae or Freddie Mac to service loans for it or otherwise in an amount as is commercially available at a cost that is generally not regarded as excessive by industry standards. The Servicer shall promptly notify the Trustee and the Master Servicer of any material change in the terms of such bond or policy. The Servicer shall provide annually to the Trustee and the Master Servicer a certificate of insurance that such bond and policy are in effect. If any such bond or policy ceases to be in effect, the Servicer shall, to the extent possible, give the Trustee and the Master Servicer ten days' notice prior to any such cessation and shall use its reasonable best efforts to obtain a comparable replacement bond or policy, as the case may be.

                  SECTION 3.18. Annual Statement as to Compliance.

                  Within 120 days after December 31 of each year, commencing December 1998, the Master Servicer and the Servicer at their own expense shall deliver to the Trustee and the Master Servicer, with a copy to the Rating Agencies, a certificate signed by a Servicing Officer stating, as to the signer thereof, that (i) a review of its activities during the preceding calendar year and of performance under this Agreement has been made under such officer's supervision, and (ii) to the best of such officer's knowledge, based on such review, it has fulfilled all its obligations under this Agreement for such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof including the steps being taken by it to remedy such default. Copies of such statements shall be provided by the Master Servicer or the Servicer to the Certificateholders upon request or by the Trustee at the expense of the Master Servicer or the Servicer should the Master Servicer or Servicer fail to provide such copies.

                  SECTION 3.19. Annual Independent Public Accountants' Servicing
                                Statement.

                           (a) Within 120 days after December 31 of each year,
commencing December 1998, the Servicer (and the Master Servicer, if during the course of any fiscal year has directly serviced the Mortgage Loans), at its expense, shall cause a firm of independent public accountants who are members of the American Institute of Certified Public Accountants to furnish a statement to the Servicer (or Master Servicer), which will be provided to the Trustee, the Master Servicer and the Rating Agencies, to the effect that, in connection with the firm's examination of its financial statements as of the end of such calendar year, nothing came to their attention that indicated that the Servicer (or Master Servicer) was not in compliance with the provisions of this Agreement except for (i) such exceptions as such firm believes to be immaterial and (ii) such other exceptions as are set forth in such statement.

                           (b) Within 120 days after December 31 of each year,
commencing December 1998, the Servicer (and the Master Servicer, if during the course of any fiscal year has directly serviced the Mortgage Loans), at its expense, shall cause a nationally recognized firm of independent certified public accountants to furnish to the Servicer (or Master Servicer) a report stating that (i) it has obtained a letter of representation regarding certain matters from the management of the Servicer (or Master Servicer) which includes an assertion that the Servicer (or Master Servicer) has complied with certain minimum mortgage loan servicing standards (to the extent applicable to residential mortgage loans) identified in the Uniform Single Attestation Program for Mortgage Bankers established by the Mortgage Bankers Association of America with respect to the servicing of first and second lien conventional single family mortgage loans during the most recently completed calendar year and (ii) on the basis of an examination conducted by such firm in accordance with standards established by the American Institute of Certified Public Accountants, such representation is fairly stated in all material respects, subject to such exceptions and other qualifications that may be appropriate. Immediately upon receipt of such report, the Servicer (or Master Servicer) shall furnish a copy of such report to the Trustee, the Master Servicer and the Rating Agencies.

                  SECTION 3.20. Access to Certain Documentation.

                  The Servicer shall provide to the Trustee and the Master Servicer access to the documentation regarding the related Mortgage Loans and REO Property and to the Certificateholders, the FDIC, and the supervisory agents and examiners of the FDIC (to which the Trustee shall also provide) access to the documentation regarding the related Mortgage Loans required by applicable regulations, such access being afforded without charge but only upon reasonable request and during normal business hours at the offices of the Servicer (or the Trustee) that are designated by these entities; PROVIDED, HOWEVER, that, unless otherwise required by law, the Trustee or the Servicer shall not be required to provide access to such documentation if the provision thereof would violate the legal right to privacy of any Mortgagor; PROVIDED, FURTHER, HOWEVER, that the each of Trustee and the Master Servicer shall coordinate its requests for such access so as not to impose an unreasonable burden on, or cause an unreasonable interruption of, the business of the Servicer (or the Trustee). The Servicer, the Master Servicer and the Trustee shall allow representatives of the above entities to photocopy any of the documentation and shall provide equipment for that purpose at a charge that covers their own actual out-of-pocket costs.

                  SECTION 3.21. Title, Conservation and Disposition of REO
                                Property.

                  This Section shall apply only to REO Properties acquired for the account of the Trust Fund and shall not apply to any REO Property relating to a Mortgage Loan which was purchased or repurchased from the Trust Fund pursuant to Sections 2.02, 2.04 or 3.13. In the event that title to any such REO Property is acquired, the deed or certificate of sale shall be issued to the Trustee, or to its nominee, on behalf of the Certificateholders. The Servicer, on behalf of the Trust Fund, shall either sell any REO Property before the close of the third taxable year following the taxable year in which the Trust Fund acquires ownership of such REO Property for purposes of Section 860G(a)(8) of the Code or, at the expense of the Trust Fund, request, more than 60 days before the day on which the three-year grace period would otherwise expire an extension of the three-year grace period, unless the Servicer has delivered to the Trustee and the Master Servicer an Opinion of Counsel, addressed to the Trustee, the Master Servicer and the Servicer, to the effect that the holding by the Trust Fund of such REO Property subsequent to three years after its acquisition will not result in the imposition on the Trust Fund of taxes on "prohibited transactions" thereof, as defined in Section 860F of the Code, or cause the Trust Fund to fail to qualify as a REMIC under the REMIC Provisions or comparable provisions of the laws of the State of California at any time that any Certificates are outstanding. The Servicer shall manage, conserve, protect and operate each REO Property for the Certificateholders solely for the purpose of its prompt disposition and sale in a manner which does not cause such REO Property to fail to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) or result in the receipt by the Trust Fund of any "income from non-permitted assets" within the meaning of Section 860F(a)(2)(B) of the Code or any "net income from foreclosure property" which is subject to taxation under the REMIC Provisions. Pursuant to its efforts to sell such REO Property, the Servicer shall either itself or through an agent selected by the Servicer protect and conserve such REO Property in the same manner and to such extent as is customary in the locality where such REO Property is located and may, incident to its conservation and protection of the interests of the Certificateholders, rent the same, or any part thereof, as the Servicer deems to be in the best interest of the Certificateholders for the period prior to the sale of such REO Property.

                  Any REO Disposition shall be for cash only (unless changes in the REMIC Provisions made subsequent to the Startup Day allow a sale for other consideration).

                  The Servicer shall segregate and hold all funds collected and received in connection with the operation of any REO Property separate and apart from its own funds and general assets. The Servicer shall deposit, or cause to be deposited, on a daily basis in the Protected Account all revenues received with respect to the REO Properties, net of any directly related expenses incurred or withdraw therefrom funds necessary for the proper operation, management and maintenance of the REO Property.

                  If as of the date of acquisition of title to any REO Property there remain outstanding unreimbursed Servicing Advances with respect to such REO Property or any outstanding Advances allocated thereto the Servicer, upon an REO Disposition, shall be entitled to reimbursement for any related unreimbursed Servicing Advances and any unreimbursed related Advances as well as any unpaid Servicing Fee and the Master Servicer shall also be entitled to be reimbursement for any related unreimbursed Servicing Advances, any unreimbursed related Advances and any unpaid Master Servicing Fee from proceeds received in connection with the REO Disposition, as further provided in Section 3.14. The Servicer shall not be obligated to advance any amounts with respect to an REO Property if, in its good faith judgment, the Servicer determines that such advance would constitute a Nonrecoverable Advance.

                  The REO Disposition shall be carried out by the Servicer at such price and upon such terms and conditions as the Servicer shall determine.

                  The Servicer shall deposit the proceeds from the REO Disposition, net of any payment to the Servicer as provided above, in the Protected Account upon receipt thereof for distribution in accordance with
Section 4.01; provided, that any such net proceeds received by the Servicer which are in excess of the applicable Stated Principal Balance plus all unpaid REO Imputed Interest thereon through the last day of the month in which the REO Disposition occurred ("Excess Proceeds") shall be retained by the Servicer as additional servicing compensation.

                  With respect to any Mortgage Loan as to which the Servicer has received notice of, or has actual knowledge of, the presence of any toxic or hazardous substance on the Mortgaged Property, the Servicer shall not, on behalf of the Trustee, either (i) obtain title to the related Mortgaged Property as a result of or in lieu of foreclosure or otherwise, or (ii) otherwise acquire possession of, the related Mortgaged Property, unless the Servicer has, at least 30 days prior to taking such action, obtained and delivered to the Trustee and the Master Servicer an environmental audit report prepared by a Person who regularly conducts environmental audits using customary industry standards. The Servicer shall take such action as it deems to be in the best economic interest of the Trust Fund (other than proceeding against the Mortgaged Property) and is hereby authorized at such time as it deems appropriate to release such Mortgaged Property from the lien of the related Mortgage.

                  The cost of the environmental audit report contemplated by this Section 3.21 shall be advanced by the Servicer as an expense of the Trust Fund, and the Servicer shall be reimbursed therefor from the Protected Account or the Custodial Account as provided in Section 3.10, any such right of reimbursement being prior to the rights of the Certificateholders to receive any amount in the Protected Account or the Custodial Account.

                  If the Servicer determines, as described above, that it is in the best economic interest of the Trust Fund to take such actions as are necessary to bring any such Mortgaged Property in compliance with applicable environmental laws, or to take such action with respect to the containment, clean-up or remediation of hazardous substances, hazardous materials, hazardous wastes, or petroleum-based materials affecting any such Mortgaged Property, then the Servicer shall take such action as it deems to be in the best economic interest of the Trust Fund. The cost of any such compliance, containment, clean-up or remediation shall be advanced by the Servicer as an expense of the Trust Fund, and the Servicer shall be entitled to be reimbursed therefor from the Protected Account or the Custodial Account as provided in Section 3.10, any such right of reimbursement being prior to the rights of the Certificateholders to receive any amount in the Protected Account or the Custodial Account.

                  SECTION 3.22. Additional Obligations of the Master Servicer
                                and the Servicer.

                  On each Servicer Remittance Date, the Servicer shall deliver to the Master Servicer for deposit in the Custodial Account from its own funds and without any right of reimbursement therefor, a total amount equal to the amount of Compensating Interest for the related Distribution Date to the extent not in excess of the related Servicing Fee. On each Certificate Account Deposit Date, the Master Servicer shall deliver to the Trustee for deposit in the Certificate Account from its own funds and without any right of reimbursement therefor, a total amount equal to the amount of Compensating Interest for the related Distribution Date required to be remitted by the Servicer but not so remitted to the extent not in excess of the related Master Servicing Fee.

                  SECTION 3.23. Additional Obligations of the Depositor.

                  The Depositor agrees that on or prior to the tenth day after the Closing Date, the Depositor shall provide the Trustee and the Master Servicer with a written notification, substantially in the form of Exhibit H attached hereto, relating to each Class of Certificates, setting forth (i) in the case of each Class of such Certificates, (a) if less than 10% of the aggregate Certificate Principal Balance of such Class of Certificates has been sold as of such date, the value calculated pursuant to clause (b)(iii) of Exhibit H hereto, or, (b) if 10% or more of such Class of Certificates has been sold as of such date but no single price is paid for at least 10% of the aggregate Certificate Principal Balance of such Class of Certificates, then the weighted average price at which the Certificates of such Class were sold and the aggregate percentage of Certificates of such Class sold, (c) the first single price at which at least 10% of the aggregate Certificate Principal Balance of such class of Certificates was sold, or (d) if any Certificates of each Class of Certificates are retained by the Depositor or an affiliate corporation, or are delivered to the Seller, the fair market value of such Certificates as of the Closing Date, (ii) the Prepayment Assumption used in pricing the Certificates, and (iii) such other information as to matters of fact as the Trustee or the Master Servicer may reasonably request to enable it to comply with its reporting requirements with respect to each Class of such Certificates to the extent such information can in the good faith judgment of the Depositor be determined by it.

                  SECTION 3.24. Periodic Filings with the Securities and
                                Exchange Commission; Additional Information.

                  The Depositor shall prepare or cause to be prepared for filing with the Commission any and all reports, statements and information respecting the Trust Fund and/or the Certificates required to be filed with the Commission pursuant to the Securities Exchange Act of 1934, as amended, and shall solicit any and all proxies of the Certificateholders whenever such proxies are required to be solicited, pursuant to the Securities Exchange Act of 1934, as amended. The Depositor shall promptly file, and exercise its reasonable best efforts to obtain a favorable response to, no-action requests with, or other appropriate exemptive relief from, the Commission seeking the usual and customary exemption from such reporting requirements granted to issuers of securities similar to the Certificates. Fees and expenses incurred by the Depositor in connection with this Section shall not be reimbursable from the Trust Fund.

                  The Master Servicer, the Servicer and the Trustee each agree to promptly furnish to the Depositor, from time to time upon request, such further information, reports and financial statements within their respective control related to this Agreement and the Mortgage Loans as the Depositor reasonably deems appropriate to prepare and file all necessary reports with the Commission.

                  SECTION 3.25 Removal of Servicer; Resignation of Servicer.

                  (a) The Master Servicer may remove the Servicer upon the occurrence of any of the following events (each, a "Servicer Event of Default"):

                           (i) any failure by the Servicer to remit to the
                  Master Servicer any payment required to be made from its own funds on any Servicer Remittance Date which continues unremedied for a period of one Business Day after the date upon which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer; or

                           (ii) any failure on the part of the Servicer duly to
                  observe or perform in any material respect any other of the covenants or agreements on the part of the Servicer contained in this Agreement, or the breach by the Servicer of any representation and warranty contained herein, which continues unremedied for a period of 30 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer; or

                           (iii) a decree or order of a court or agency or
                  supervisory authority having jurisdiction in the premises in an involuntary case under any present or future federal or state bankruptcy, insolvency or similar law or the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceeding, or for the winding-up or liquidation of its affairs, shall have been entered against the Servicer and such decree or order shall have remained in force undischarged or unstayed for a period of 60 days; or

                           (iv) the Servicer shall consent to the appointment of
                  a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to it or of or relating to all or substantially all of its property; or

                           (v) the Servicer shall admit in writing its inability
                  to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations.

If a Servicer Event of Default shall occur, then, and in each and every such case, so long as such Servicer Event of Default shall not have been remedied, the Master Servicer may, by notice in writing to the Servicer, the Trustee, the Depositor and the Custodian terminate all of the rights and obligations of the Servicer in its capacity of Servicer under this Agreement, to the extent permitted by law, and in and to the Mortgage Loans and the proceeds thereof. On or after the receipt by the Servicer of such written notice, all authority and power of the Servicer under this Agreement, whether with respect to the Certificates (other than as a Holder of any Certificates) or the Mortgage Loans shall pass to and be vested in the Master Servicer pursuant to and under this Section, and, without limitation, the Master Servicer is hereby authorized and empowered, as attorney- in- fact or otherwise, to execute and deliver, on behalf of and at the expense of the Servicer, any and all documents and other instruments and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Mortgage Loans and related documents, or otherwise. The Servicer agrees promptly, at its expense (and in any event no later than ten Business Days subsequent to such notice), to provide the Master Servicer with all documents and records requested by it to enable it to assume the Servicer's functions under this Agreement, and to cooperate with the Master Servicer in effecting the termination of the Servicer's responsibilities and rights under this Agreement, including, without limitation, the transfer within one Business Day to the Master Servicer for administration by it of all cash amounts which at the time shall be or should have been credited by the Servicer to the Protected Account held by or on behalf of the Servicer or thereafter be received with respect to the Mortgage Loans or any REO Property serviced by the Servicer.

                  (b) The Servicer shall not resign from the obligations and duties hereby imposed on it, except by mutual consent of the Servicer, the Master Servicer and the Trustee, or upon determination that the Servicer duties hereunder are no longer permissible under applicable law or are in material conflict by reason of applicable law with any other activities carried on by it, the other activities of the Servicer so causing such a conflict being of a type and nature carried on by the Servicer at the date of this Agreement. Any such determination permitting the resignation of the Servicer shall be evidenced by an Opinion of Counsel to such effect which shall be delivered to the Master Servicer.

                  (c) Any collections received by the Servicer after removal or resignation shall be endorsed by it to the Master Servicer and remitted directly and promptly to the Master
Servicer.

                  (d) Upon removal or resignation of the Servicer, the Master Servicer shall select a successor Servicer.

                  (e) A successor servicer under this Agreement shall take such action, consistent with this Agreement, as shall be reasonably necessary to effectuate any such succession. The Servicer agrees to cooperate with the successor servicer in effecting the termination of the Servicer's servicing responsibilities and rights hereunder and shall promptly provide, at its expense, such successor servicer with all documents and records reasonably requested by it to enable it to assume the Servicer's functions hereunder and shall promptly also transfer to such successor servicer all amounts which should have been deposited in the Protected Account or Custodial Account by the Servicer or which are thereafter received with respect to the Mortgage Loans. The successor servicer shall not be held liable by reason of any failure to make, or any delay in making, any distribution hereunder or any portion thereof caused by (i) the failure of the Servicer to deliver, or any delay in delivering, cash, documents or records to it, or (ii) restrictions imposed by any regulatory authority having jurisdiction over the Servicer.

                  (f) Any successor servicer shall assume all rights and obligations of the predecessor Servicer under this Agreement, except those arising before succession.


                                   ARTICLE IV

                         PAYMENTS TO CERTIFICATEHOLDERS

                  SECTION 4.01. Certificate Account; Distributions.

                  (a) The Trustee shall establish and maintain a Certificate Account, in which the Master Servicer shall cause to be deposited on behalf of the Trustee on or before 1:00 P.M. New York time on each Certificate Account Deposit Date by wire transfer of immediately available funds an amount equal to the sum of (i) any Advance for the immediately succeeding Distribution Date,
(ii) any amount required to be deposited in the Certificate Account pursuant to Sections 3.10, 3.22 or 4.05 and (iii) all other amounts constituting the Available Distribution Amount for the immediately succeeding Distribution Date.

                  (b) On each Distribution Date the Trustee shall distribute to each Certificateholder of record as of the next preceding Record Date (other than as provided in Section 9.01 respecting the final distribution) either in immediately available funds (by wire transfer or otherwise) to the account of such Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder has so notified the Trustee at least 5 Business Days prior to the related Record Date and such Certificateholder is the registered owner of Certificates the aggregate Initial Certificate Principal Balance of which is not less than $2,500,000, or otherwise by check mailed to such Certificateholder at the address of such Holder appearing in the Certificate Register, such Certificateholder's share (based on the aggregate of the Percentage Interests represented by Certificates of the applicable Class held by such Holder) of the following amounts, in the following order of priority, in each case to the extent of the remaining Available Distribution Amount and in accordance with the information provided by the Master Servicer pursuant to Section 4.02:

                           (i) to the Senior Certificateholders (other than the
                  Class PO Certificateholders), on a pro rata basis based on Accrued Certificate Interest payable on such Certificates with respect to such Distribution Date, Accrued Certificate Interest on such Classes of Certificates, for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date (the "Senior Interest Distribution Amount");

                           (ii) (X) to the Class PO Certificateholders, the Class PO Principal Distribution Amount; and

                                    (Y) to the Senior Certificateholders (other
                  than the Class PO Certificateholders), in the priorities and amounts set forth in Section 4.01(c)(ii) through (iv) and
                  Section 4.01(d), the sum of the following (applied to reduce the Certificate Principal Balances of such Senior Certificates, as applicable):

                                    (A) the Senior Percentage for such
                           Distribution Date times the sum of the following:

                                            (1) the principal portion of each
                                    Monthly Payment due during the related Due
                                    Period on each Outstanding Mortgage Loan
                                    (other than the related Discount Fraction of the principal portion of such payment with respect to a Discount Mortgage Loan), whether or not received on or prior to the related Determination Date;

                                            (2) the Stated Principal Balance of
                                    any Mortgage Loan repurchased during the related Prepayment Period pursuant to
                                    Section 2.02, 2.04 or 3.13 and the amount of any shortfall deposited in the Custodial Account in connection with the substitution of a Deleted Mortgage Loan pursuant to
                                    Section 2.04 during the related Prepayment
                                    Period (other than the related Discount
                                    Fraction of such

                                    Stated Principal Balance or shortfall with respect to a Discount Mortgage Loan); and

                                            (3) the principal portion of all
                                    other unscheduled collections (other than
                                    Principal Prepayments in Full and
                                    Curtailments and amounts received in
                                    connection with a Cash Liquidation or REO
                                    Disposition of a Mortgage Loan described in
                                    Section 4.01(b)(ii)(Y)(B), including without limitation Insurance Proceeds, Liquidation Proceeds and REO Proceeds) received during the related Prepayment Period to the extent applied by the Servicer as recoveries of principal of the related Mortgage Loan pursuant to Section 3.14 (other than the related Discount Fraction of the principal portion of such unscheduled collections with respect to a Discount Mortgage Loan);

                                    (B) with respect to each Mortgage Loan for
                           which a Cash Liquidation or a REO Disposition occurred during the related Prepayment Period and did not result in any Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses or Extraordinary Losses, an amount equal to the lesser of (a) the Senior Percentage for such Distribution Date times the Stated Principal Balance of such Mortgage Loan (other than the related Discount Fraction of such Stated Principal Balance, with respect to a Discount Mortgage Loan) and (b) the Senior Accelerated Distribution Percentage for such Distribution Date times the related unscheduled collections (including without limitation Insurance Proceeds, Liquidation Proceeds and REO Proceeds) to the extent applied by the Servicer as recoveries of principal of the related Mortgage Loan pursuant to
                           Section 3.14 (in each case other than the Discount Fraction of such unscheduled collections, with respect to a Discount Mortgage Loan);

                                    (C) the Senior Accelerated Distribution
                           Percentage for such Distribution Date times the aggregate of all Principal Prepayments in Full and Curtailments received in the related Prepayment Period (other than the related Discount Fraction of such Principal Prepayments in Full and Curtailments, with respect to a Discount Mortgage Loan); and

                                    (D) any amounts described in subsection
                           (ii)(Y), clauses (A), (B) or (C) of this Section 4.01(b), as determined for any previous Distribution Date, which remain unpaid after application of amounts previously distributed pursuant to this clause (D) to the extent that such amounts are not attributable to Realized Losses which have been allocated to the Class B Certificates;

                           (iii) to the Holders of the Class B-1 Certificates,
                  the Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below;

                           (iv) to the Holders of the Class B-1 Certificates, an
                  amount equal to (x) the Subordinate Principal Distribution Amount for such Class of Certificates for such Distribution Date, minus (y) the amount of any Class PO Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates, to the extent the amounts available pursuant to clause (x) of Sections 4.01(b)(vi),
                  (viii), (x), (xii), (xiii) and (xiv) are insufficient therefor, applied in reduction of the Certificate Principal Balance of the Class B-1 Certificates;

                           (v) to the Holders of the Class B-2 Certificates, the
                  Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below;

                           (vi) to the Holders of the Class B-2 Certificates, an
                  amount equal to (x) the Subordinate Principal Distribution Amount for such Class of Certificates for such Distribution Date, minus (y) the amount of any Class PO Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates, to the extent the amounts available pursuant to clause (x) of Sections 4.01(b)(viii),
                  (x), (xii), (xiii) and (xiv) are insufficient therefor, applied in reduction of the Certificate Principal Balance of the Class B-2 Certificates;

                           (vii) to the Holders of the Class B-3 Certificates,
                  the Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below;

                           (viii) to the Holders of the Class B-3 Certificates,
                  an amount equal to (x) the Subordinate Principal Distribution Amount for such Class of Certificates for such Distribution Date minus (y) the amount of any Class PO Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates, to the extent the amounts available pursuant to clause (x) of Sections 4.01(b)(x),
                  (xii), (xiii) and (xiv) are insufficient therefor, applied in reduction of the Certificate Principal Balance of the Class B-3 Certificates;

                           (ix) to the Holders of the Class B-4 Certificates,
                  the Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below;

                           (x) to the Holders of the Class B-4 Certificates, an
                  amount equal to (x) the Subordinate Principal Distribution Amount for such Class of Certificates for such Distribution Date minus (y) the amount of any Class PO Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates, to the extent the amounts available pursuant to clause (x) of Sections 4.01(b)(xii),
                  (xiii) and (xiv) are insufficient therefor, applied in reduction of the Certificate Principal Balance of the Class B-4 Certificates;

                           (xi) to the Holders of the Class B-5 Certificates,
                  the Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below;

                           (xii) to the Holders of the Class B-5 Certificates,
                  an amount equal to (x) the Subordinate Principal Distribution Amount for such Class of Certificates for such Distribution Date minus (y) the amount of any Class PO Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates, to the extent the amounts available pursuant to clause (x) of Sections 4.01(b)(xiii) and
                  (xiv) are insufficient therefor, applied in reduction of the Certificate Principal Balance of the Class B-5 Certificates;

                           (xiii) to the Holders of the Class B-6 Certificates,
                  an amount equal to (x) the Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below;

                           (xiv) to the Holders of the Class B-6 Certificates,
                  an amount equal to (x) the Subordinate Principal Distribution Amount for such Class of Certificates for such Distribution Date minus (y) the amount of any Class PO Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates applied in reduction of the Certificate Principal Balance of the Class B-6 Certificates;

                           (xv) to the Senior Certificateholders in the priority
                  set forth in Section 4.01(c), the portion, if any, of the Available Distribution Amount remaining after the foregoing distributions, applied to reduce the Certificate Principal Balances of such Senior Certificates, but in no event more than the aggregate of the outstanding Certificate Principal Balances of each such Senior Certificates, and thereafter, to each Class of Class B Certificates then outstanding beginning with such Class with the lowest numerical designation, any portion of the Available Distribution Amount remaining after the Senior Certificates have been retired, applied to reduce the Certificate Principal Balance of each such Class of Class B Certificates, but in no event more than the outstanding Certificate Principal Balance of each such Class of Class B Certificates; and

                           (xvi) to the Class R Certificateholders, the balance,
                  if any, of the Available Distribution Amount.

                  (c) Distributions of principal on the Senior Certificates on each Distribution Date occurring prior to the occurrence of the Credit Support Depletion Date will be made as follows:

                           (i) FIRST, to the Class PO Certificates, until the
                  Certificate Principal Balance thereof is reduced to zero, an amount (the "Class PO Principal Distribution
                  Amount") equal to the aggregate of:

                                    (A) the related Discount Fraction of the
                  principal portion of each Monthly Payment on each Discount Mortgage Loan due during the related Due Period, whether or not received on or prior to the related Determination Date;

                                    (B) the related Discount Fraction of the
                  principal portion of all unscheduled collections on each Discount Mortgage Loan received during the preceding calendar month (other than amounts received in connection with a Cash Liquidation or REO Disposition of a Discount Mortgage Loan described in clause (C) below), including Principal Prepayments in Full, Curtailments and repurchases of Discount Mortgage Loans (or, in the case of a substitution of a Deleted Mortgage Loan, the Discount Fraction of the amount of any shortfall deposited in the Custodial Account in connection with such substitution);

                                    (C) in connection with the Final Disposition
                  of a Discount Mortgage Loan that did not result in any Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses or Extraordinary Losses, an amount equal to the lesser of (1) the applicable Discount Fraction of the Stated Principal Balance of such Discount Mortgage Loan immediately prior to such Distribution Date and (2) the Discount Fraction of the aggregate amount of the collections on such Discount Mortgage Loan to the extent applied as recoveries of principal;

                                    (D) any amounts allocable to principal for
                  any previous Distribution Date (calculated pursuant to clauses
                  (A) through (C) above) that remain undistributed; and

                                    (E) the amount of any Class PO Collection
                  Shortfalls for such Distribution Date and the amount of any Class PO Collection Shortfalls remaining unpaid for all previous Distribution Dates, but only to the extent of the Eligible Funds for such Distribution Date;

                           (ii) SECOND, from the Senior Principal Distribution
                  Amount, concurrently to the Class A-18 Certificates in reduction of the Certificate Principal Balances thereof, until the Certificate Principal Balances thereof have been reduced to zero, an amount equal to the Lockout Distribution Percentage (or, with respect to the amount described in clause
                  (i)(Y)(A)(1) of Section 4.01(b), the Lockout Distribution Percentage) of such Certificates' pro rata share (based on the aggregate Certificate Principal Balances thereof relative to the aggregate Certificate Principal Balance of all classes of Class A-18 Certificates (other than the Class PO Certificates)) of the aggregate of the amounts described in clause (i)(Y) of Section 4.01(b) (but without application of either the Senior Percentage or the Senior Accelerated Distribution Percentage described therein) shall be distributed to such Certificates; provided that if the aggregate of the amounts set forth in clause (ii)(Y) of
                  Section 4.01(b) is more than the balance of the Available Distribution Amount remaining after the Senior Interest Distribution Amount and Principal Only Distribution Amount have been distributed, the amount paid to such Certificates pursuant to this clause (ii) shall be reduced by an amount equal to such Certificates' pro rata share, based on the aggregate Certificate Principal Balance thereof relative to the aggregate Certificate Principal Balance of the Senior Certificates (other than the Class PO Certificates) of such difference;

                           (iii) THIRD, the balance of the Senior Principal
                  Distribution Amount, if any, remaining after the distribution described in clause (ii) above shall be distributed to the to the Class R Certificates, in reduction of the Certificate Principal Balance thereof, until the Certificate Principal Balance thereof has been reduced to zero;

                           (iv) FOURTH, the balance of the Senior Principal
                  Distribution Amount remaining after distributions, if any, described in clauses (ii) and (iii) above shall be distributed concurrently as follows:

                           (A) 9.9808511612% of the amount available for
                  distribution under this clause (iv) shall be distributed, first, to the Class A-13 Certificates, until the Certificate Principal Balance thereof has been reduced to zero, and then, concurrently on a pro rata basis, to the Class A-14 Certificates and Class A-17 Certificates; and

                           (B) 90.0191488388% of the amount available for
                  distribution under this clause (iv) shall be distributed in the following order of priority:

                                    (1) FIRST, to the Class A-1 Certificates,
                           until the Certificate Principal Balance thereof has been reduced to zero; and

                                    (2) SECOND, concurrently as follows:

                                            (a) 1.8136489678% of the amount
                                    available for distribution under this clause
                                    (iv)(B)(2) shall be distributed to the Class
                                    A-12 certificates, until the Certificate
                                    Principal Balance thereof has been reduced to zero; and

                                            (b) 98.1863510322% of the amount
                                    available for distribution under this clause
                                    (iv)(B)(2) shall be distributed in the
                                    following
                                    order of priority:

                                                     (1) FIRST, concurrently on
                                            a pro rata basis, to the Class A-2
                                            Certificates and Class A-8
                                            Certificates, until the Certificate
                                            Principal Balances thereof have been
                                            reduced to zero;

                                                     (2) SECOND, concurrently on
                                            a pro rata basis, to the Class A-3,
                                            Class A-4, Class A-5 and Class A-9
                                            Certificates, until the Certificate
                                            Principal Balances thereof have been
                                            reduced to zero;

                                                     (3) THIRD, concurrently on
                                            a pro rata basis, to the Class A-6
                                            Certificates and Class A-10
                                            Certificates, until the Certificate
                                            Principal Balances thereof have been
                                            reduced to zero; and

                                                     (4) FOURTH, concurrently on
                                            a pro rata basis, to the Class A-7,
                                            Class A-11, Class A-15 and Class
                                            A-16 Certificates, until the
                                            Certificate Principal Balances
                                            thereof have been reduced to zero.

                  (d) On or after the occurrence of the Credit Support Depletion Date, all priorities relating to distributions as described above in respect of principal among the various classes of Senior Certificates (other than the Class PO Certificates) will be disregarded, an amount equal to the Discount Fraction of the principal portion of scheduled payments and unscheduled collections received or advanced in respect of Discount Mortgage Loans will be distributed to the Class PO Certificates, and the Senior Principal Distribution Amount will be distributed to all classes of Senior Certificates (other than the Class PO Certificates) pro rata in accordance with their respective outstanding Certificate Principal Balances;

                  (e) Notwithstanding the priorities relating to distributions of principal on the Retail Lottery Certificates described above, on any Distribution Date, distributions in respect of principal on the Retail Lottery Certificates will be allocated among the Holders of the Retail Lottery Certificates as set forth in Section 4.08. On each Distribution Date on which amounts are available for distributions in reduction of the Certificate Principal Balance of the Retail Lottery Certificates the aggregate amount allocable to such distributions will be rounded upward by the Rounding Amount. Such rounding will be accomplished on the first Distribution Date on which distributions in reduction of the Certificate Principal Balance of the Retail Lottery Certificates are made by withdrawing from the Rounding Account the Rounding Amount (calculated after payment of the Remainder Retail Certificates pursuant to Section 4.08(a)(i)) for deposit into the Certificate Account, and such Rounding Amount will be added to the amount that is allocable for distributions in reduction of the Certificate Principal Balance of the Retail Lottery Certificates. On each succeeding Distribution Date on which distributions in reduction of the Certificate Principal Balance of the Retail Lottery Certificates are made, first, the aggregate amount available for distribution in reduction of the Certificate Principal Balance of the Retail Lottery Certificates will be applied to repay the Rounding Amount withdrawn from the Rounding Account on the prior Distribution Date and then, the remainder of such allocable amount, if any, will be similarly rounded upward through another withdrawal from the Rounding Account and such determined Rounding Amount will be added to the amount that is allocable for distributions in reduction of the Certificate Principal Balance of the Retail Lottery Certificates. Any funds remaining in the Rounding Account after the Certificate Principal Balance of the Retail Lottery Certificates is reduced to zero shall be distributed to the Class R Certificateholders.

                  (f) Each distribution with respect to a Book-Entry Certificate shall be paid to the Depository, as Holder thereof, and the Depository shall be responsible for crediting the amount of such distribution to the accounts of its Depository Participants in accordance with its normal procedures. Each Depository Participant shall be responsible for disbursing such distribution to the Certificate Owners that it represents and to each indirect participating brokerage firm (a "brokerage firm" or "indirect participating firm") for which it acts as agent. Each brokerage firm shall be responsible for disbursing funds to the Certificate Owners that it represents. The Trustee and the Depository shall be responsible for the allocation of the aggregate amount of distributions in reduction of the Certificate Principal Balance of the Retail Lottery

Certificates. None of the Trustee, the Depositor, the Servicer or the Master Servicer shall have any responsibility therefor except as otherwise provided by this Agreement or applicable law.

                  (g) The Trustee shall, upon written direction from the Master Servicer, invest or cause the institution maintaining the Certificate Account to invest the funds in the Certificate Account in Permitted Investments designated in the name of the Trustee for the benefit of the Certificateholders, which shall be redeemable on demand or mature not later than the Business Day next preceding the Distribution Date next following the date of such investment (except that any investment in the institution with which the Certificate Account is maintained may mature on such Distribution Date. All income and gain realized from any such investment shall be for the benefit of the Master Servicer and shall be subject to its withdrawal or order from time to time. The amount of any losses incurred in respect of any such investments shall be deposited in the Certificate Account by the Master Servicer out of its own funds immediately as realized without any right of reimbursement.

                  (h) Except as otherwise provided in Section 9.01, if the Master Servicer anticipates that a final distribution with respect to any Class of Certificates will be made on the next Distribution Date, the Master Servicer shall, no later than the Determination Date in the month of such final distribution, notify the Trustee and the Trustee shall, no later than two (2) Business Days after receipt of such notice, mail on such date to each Holder of such Class of Certificates a notice to the effect that: (i) the Trustee anticipates that the final distribution with respect to such Class of Certificates will be made on such Distribution Date but only upon presentation and surrender of such Certificates at the office of the Trustee or as otherwise specified therein, and (ii) no interest shall accrue on such Certificates from and after the end of the prior calendar month.

                  Any funds not distributed to any Holder or Holders of Certificates of such Class on such Distribution Date because of the failure of such Holder or Holders to tender their Certificates shall, on such date, be set aside and held in trust and credited to the account of the appropriate non-tendering Holder or Holders. If any Certificates as to which notice has been given pursuant to this Section 4.01(g) shall not have been surrendered for cancellation within six months after the time specified in such notice, the Trustee shall mail a second notice to the remaining non- tendering Certificateholders to surrender their Certificates for cancellation in order to receive the final distribution with respect thereto. If within six months after the second notice all such Certificates shall not have been surrendered for cancellation, the Trustee shall take reasonable steps as directed by the Depositor, or appoint an agent to take reasonable steps, to contact the remaining non-tendering Certificateholders concerning surrender of their Certificates. The costs and expenses of maintaining the funds in trust and of contacting such Certificateholders shall be paid out of the assets remaining in the Trust Fund. If within nine months after the second notice any such Certificates shall not have been surrendered for cancellation, the Class R Certificateholders shall be entitled to all unclaimed funds and other assets which remain subject hereto. No interest shall accrue or be payable to any Certificateholder on any amount held in trust as a result of such Certificateholder's failure to surrender its Certificate(s) for final payment thereof in accordance with this
Section 4.01(g).

                  SECTION 4.02. Statements to Certificateholders.

                  On each Distribution Date the Trustee shall forward or cause to be forwarded by mail to each Holder of a Certificate and to the Depositor, the Master Servicer and the Rating Agencies, a statement based on information provided by the Master Servicer two Business Days prior to such Distribution Date in a mutually agreeable format setting forth:

                  (i) (a) the amount of such distribution to the Certificateholders of each Class applied to reduce the Certificate Principal Balance thereof, and (b) the aggregate amount included therein representing Principal Prepayments;

                  (ii) the amount of such distribution to Holders of each Class of Certificates allocable to interest;

                  (iii) if the distribution to the Holders of any Class of Certificates is less than the full amount that would be distributable to such Holders if there were sufficient funds available therefor, the amount of the shortfall;

                  (iv) the aggregate amount of Advances included in such distribution as of the close of business on such Distribution Date and outstanding thereafter;

                  (v) the number and aggregate Stated Principal Balance of the Mortgage Loans at the close of business on such Distribution Date;

                  (vi) the aggregate Certificate Principal Balance of each Class of Certificates, and each of the Senior Percentages and Class B Percentages, after giving effect to the amounts distributed on such Distribution Date, separately identifying any reduction thereof due to Realized Losses other than pursuant to an actual distribution of principal;

                  (vii) the related Subordinate Principal Distribution Amount and Prepayment Distribution Percentage, if applicable;

                  (viii) the number and aggregate Stated Principal Balance of Mortgage Loans (a) delinquent 31 to 60 days, (b) delinquent 61 to 90 days, (c) delinquent 91 days or more;

                  (ix) the number, aggregate principal balance and book value of any REO Properties;

                  (x) the aggregate Accrued Certificate Interest remaining unpaid, if any, for each Class of Certificates, after giving effect to the distribution made on such Distribution
         Date;

                  (xi) the Special Hazard Amount, Fraud Loss Amount and Bankruptcy Amount as of the close of business on such Distribution Date and a description of any change in the calculation of such amounts;

                  (xii) the weighted average Pool Strip Rate for such Distribution Date and the Pass-Through Rate on the Class X Certificates;

                  (xiii) the occurrence of the Credit Support Depletion Date;

                  (xiv) the Senior Accelerated Distribution Percentage applicable to such distribution;

                  (xv) the Senior Percentage and Lockout Distribution Percentage for such Distribution Date; and

                  (xvi) the aggregate amount of Realized Losses for such Distribution Date.

                  In the case of information furnished pursuant to subclauses
(i)-(iii) above, the amounts shall also be expressed as a dollar amount per Single Certificate.

                  Within a reasonable period of time after the end of each calendar year, the Trustee shall prepare and forward, to each Person who at any time during the calendar year was a Holder of a Senior or Subordinate Certificate, a statement containing the information set forth in subclauses (i)
- (iii) above, aggregated for such calendar year or applicable portion thereof during which such person was a Certificateholder. Such obligation of the Trustee shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Master Servicer pursuant to any requirements of the Code and regulations thereunder as from time to time are in force.

                  On each Distribution Date the Trustee shall prepare and forward, to each Holder of a Residual Certificate a copy of the reports forwarded to the other Certificateholders on such Distribution Date.

                  Within a reasonable period of time after the end of each calendar year, the Trustee shall prepare and forward, to each Person who at any time during the calendar year was a Holder of a Residual Certificate a statement containing the information provided pursuant to the previous paragraph aggregated for such calendar year or applicable portion thereof during which such Person was a Certificateholder. Such obligation of the Trustee shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Master Servicer pursuant to any requirements of the Code as from time to time are in force.

                  SECTION 4.03. Remittance Reports; Advances by the Servicer.

                  (a) On the tenth Business Day of each month, the Servicer shall deliver to the Master Servicer a report (the "Remittance Report"), in a mutually agreed upon form of an electromagnetic tape or disk and paper. The Remittance Report and any written information supplemental thereto shall include such information with respect to the Mortgage Loans that is required by the Master Servicer for purposes of making the calculations and preparing the statement described in Sections 4.01 and 4.02, as set forth in written specifications or guidelines issued by the Master Servicer from time to time.

                  (b) On or before 12:00 noon New York time on each Servicer Remittance Date, the Servicer shall either (i) deposit in the Custodial Account from its own funds an amount equal to the Advances to be made by the Servicer in respect of the related Distribution Date, which shall be in an aggregate amount equal to the aggregate amount of Monthly Payments (with each interest portion thereof adjusted to the Net Mortgage Rate), less the amount of any related reductions in the amount of interest collectable from the Mortgagor pursuant to the Relief Act or similar legislation or regulations then in effect, on the Outstanding Mortgage Loans as of the related Due Date, which Monthly Payments were delinquent as of the close of business as of the related Determination Date; provided that no Advance shall be made if it would be a Nonrecoverable Advance, (ii) withdraw from amounts on deposit in the Protected Account all or a portion of the amounts held for future distribution in discharge of any such Advance, or (iii) make advances in the form of any combination of (i) and (ii) aggregating the amount of such Advance. Any portion of the amounts held for future distribution so used shall be replaced by the Servicer by deposit in the Protected Account on or before 1:00 P.M. New York time on any future Servicer Remittance Date to the extent that funds attributable to the Mortgage Loans that are available in the Protected Account for deposit in the Custodial Account on such Servicer Remittance Date shall be less than payments to Certificateholders required to be made on the following Distribution Date. The amount of any reimbursement pursuant to Section 3.10 in respect of outstanding Advances on any Distribution Date shall be allocated to specific Monthly Payments due but delinquent for previous Due Periods, which allocation shall be made, to the extent practicable, to Monthly Payments which have been delinquent for the longest period of time. Such allocations shall be conclusive for purposes of reimbursement to the Servicer from recoveries on related Mortgage Loans pursuant to Section 3.10. The determination by the Servicer that it has made a Nonrecoverable Advance or that any proposed Advance, if made, would constitute a Nonrecoverable Advance, shall be evidenced by a certificate of a Servicing Officer delivered to the Master Servicer, the Depositor and the Trustee with the Remittance Report. The Master Servicer shall deposit all funds it receives pursuant to this Section 4.03 into the Custodial Account.

                  (c) In the event that the Servicer determines as of any Servicer Remittance Date that it will be unable to deposit in the Custodial Account an amount equal to the Advance required to be made for the immediately succeeding Distribution Date in the amount determined by the Master Servicer pursuant to paragraph (b) above, it shall give notice to the Master Servicer of its inability to Advance (such notice may be given by telecopy), not later than 4:00 P.M., New York time, on such date, specifying the portion of such amount that it will be unable to deposit. Not later than 4:00 P.M., New York time, on the earlier of (x) two Business Days following such Servicer Remittance Date or
(y) the Business Day preceding the related Distribution Date, unless by such time the Servicer shall have directly or indirectly deposited in the Custodial Account the entire amount of the Advances required to be made for the related Distribution Date, pursuant to Section 3.25, the Master Servicer shall (a) terminate all of the rights and obligations of the Servicer under this Agreement in accordance with Section 7.01 and (b) assume the rights and obligations of the Servicer hereunder, including the obligation to deposit in the Custodial Account an amount equal to the Advance for the immediately succeeding Distribution Date.

                  SECTION 4.04. Allocation of Realized Losses.

                  Prior to each Distribution Date, the Master Servicer shall determine the total amount of Realized Losses, if any, that resulted from any Cash Liquidation, Debt Service Reduction, Deficient Valuation or REO Disposition that occurred during the related Prepayment Period. The amount of each Realized Loss shall be evidenced by an Officer's Certificate and shall be based solely upon information provided by the Servicer. All Realized Losses, other than Excess Special Hazard Losses, Extraordinary Losses, Excess Bankruptcy Losses or Excess Fraud Losses, shall be allocated as follows: first, to the Class B-6 Certificates until the Certificate Principal Balance thereof has been reduced to zero; second, to the Class B-5 Certificates until the Certificate Principal Balance thereof has been reduced to zero; third, to the Class B-4 Certificates until the Certificate Principal Balance thereof has been reduced to zero; fourth, to the Class B-3 Certificates until the Certificate Principal Balance thereof has been reduced to zero; fifth, to the Class B-2 Certificates until the Certificate Principal Balance thereof has been reduced to zero; sixth, to the Class B-1 Certificates until the Certificate Principal Balance thereof has been reduced to zero; and, thereafter, if such Realized Losses are on a Discount Mortgage Loan, to the Class PO Certificates, in an amount equal to the Discount Fraction of the principal portion thereof, and the remainder of such Realized Losses and the entire amount of such Realized Losses on Non- Discount Mortgage Loans shall be allocated among all the Class A Certificates and Class R Certificates, on a pro rata basis, as described below. Any Excess Special Hazard Losses, Excess Bankruptcy Losses, Excess Fraud Losses and Extraordinary Losses on Non-Discount Mortgage Loans will be allocated among the Class A, Class X, Class B and Class R Certificates, on a pro rata basis, as described below. The principal portion of such losses on Discount Mortgage Loans will be allocated to the Class PO Certificates in an amount equal to the related Discount Fraction thereof, and the remainder of such losses on Discount Mortgage Loans will be allocated among the Class A, Class X, Class B and Class R Certificates.

         As used herein, an allocation of a Realized Loss on a "pro rata basis" among two or more specified Classes of Certificates means an allocation on a pro rata basis, among the various Classes so specified, to each such Class of Certificates on the basis of their then outstanding Certificate Principal Balances prior to giving effect to distributions to be made on such Distribution Date in the case of the principal portion of a Realized Loss or among the various Classes so specified based on the Accrued Certificate Interest thereon payable on such Distribution Date (without regard to any Compensating Interest for such Distribution Date) in the case of an interest portion of a Realized Loss. Any allocation of the principal portion of Realized Losses to the Class B Certificates then outstanding with the highest numerical designation shall be made by operation of the definition of "Certificate Principal Balance" and by operation of the provisions of Section 4.01. Allocations of the interest portions of Realized Losses shall be made by operation of the definition of "Accrued Certificate Interest" and by operation of the provisions of Section
4.01. All Realized Losses and all other losses allocated to a Class of Certificates hereunder will be allocated among the Certificates of such Class in proportion to the Percentage Interests evidenced thereby.

                  SECTION 4.05. Information Reports to Be Filed by the Servicer.

                  The Servicer shall file information reports with respect to the receipt of mortgage interest received in a trade or business, foreclosures and abandonments of any Mortgaged Property and the information returns relating to cancellation of indebtedness income with respect to any Mortgaged Property required by Sections 6050H, 6050J and 6050P of the Code, respectively, and deliver a copy to each of the Master Servicer and to the Trustee an Officer's Certificate stating that such reports have been filed. Such reports shall be in form and substance sufficient to meet the reporting requirements imposed by such Sections 6050H, 6050J and 6050P of the Code.

                  SECTION 4.06. Compliance with Withholding Requirements.

                  Notwithstanding any other provision of this Agreement, the Trustee shall comply with all federal withholding requirements respecting payments to Certificateholders of interest or original issue discount on the Mortgage Loans, that the Trustee reasonably believes are applicable under the Code. The consent of Certificateholders shall not be required for such withholding. In the event the Trustee withholds any amount from interest or original issue discount payments or advances thereof to any Certificateholder pursuant to federal withholding requirements, the Trustee shall, together with its monthly report to such Certificateholders pursuant to Section 4.02 hereof, indicate such amount withheld.

                  SECTION 4.07. Rounding Account.

                  No later than the Closing Date, the Trustee will establish and maintain with itself for each Class of Retail Lottery Certificates a segregated trust account that is a non-interest bearing Eligible Account, each of which shall be titled "Rounding Account, The First National Bank of

Chicago, as trustee for the registered holders of Structured Asset Mortgage Investments Inc., Mortgage Pass-Through Certificates, Series 1998- 11, Class A-___." On the Closing Date, Bear, Stearns & Co. Inc., as underwriter, shall deposit with the Trustee, and the Trustee shall deposit into each Rounding Account, cash in an amount equal to $999.99 for such Class. The Trust shall not invest or cause the investment of funds held in the Rounding Account in Permitted Investments.

                  The Trustee on each Distribution Date shall, based upon information provided by the Master Servicer for the related Distribution Date, withdraw funds from the Rounding Account to pay to the holders of the Retail Lottery Certificates pursuant to Section 4.01(e) the Rounding Amount. In addition, the Trustee on each Distribution Date shall, based upon information provided by the Master Servicer for the related Distribution Date, withdraw funds from the Certificate Account to repay to the Rounding Account the Rounding Amount from the prior Distribution Date as contemplated in Section 4.01(e).

                  SECTION 4.08. Principal Distributions on the Retail Lottery
                                Certificates.

                  Distributions in reduction of the Certificate Principal Balance of the Retail Lottery Certificates will be made in integral multiples of $1,000 at the request of the appropriate representatives of Deceased Owners of Retail Lottery Certificates and at the request of Living Owners of Retail Lottery Certificates or by mandatory distributions by Random Lot, pursuant to clauses (a) and (d) below, or on a pro rata basis pursuant to clause (e) below; provided that, with respect to distributions on the Remainder Retail Certificates pursuant to clause (i) below, such distributions shall be made in amounts less than $1,000, and the calculation of the Rounding Amount as of the related Distribution Date shall be made after such distributions on the Remainder Retail Certificates.

                  (a) On each Distribution Date on which distributions in reduction of the Certificate Principal Balance of the Retail Lottery Certificates are made, such distributions will be made in the following priority:

                           (i) to the holders of the Remainder Retail
Certificates, until the Certificate Principal Balances of such Remainder Retail Certificates have been reduced to zero;

                           (ii) any request by the personal representatives of a
Deceased Owner or by a surviving tenant by the entirety, by a surviving joint tenant or by a surviving tenant in common, but not exceeding an aggregate amount of $100,000 per request; and

                           (iii) any request by a Living Owner, but not
exceeding an aggregate amount of $10,000 per request.

                  Thereafter, distributions will be made, with respect to the Retail Lottery Certificates, as provided in clauses (ii) and (iii) above up to a second $100,000 and $10,000, respectively. This sequence of priorities will be repeated for each request for principal distributions made by the Certificate Owners of the Retail Lottery Certificates until all such requests have been honored.

                  Requests for distributions in reduction of the Certificate Principal Balance of the Retail Lottery Certificates presented on behalf of Deceased Owners in accordance with the provisions of clause (ii) above will be accepted in order of their receipt by the Depository. Requests for distributions in reduction of the Certificate Principal Balance of the Retail Lottery Certificates presented in accordance with the provisions of clause (iii) above will be accepted in the order of their receipt by the Depository after all requests presented in accordance with clause (ii) have been honored. All requests for distributions in reduction of the Certificate Principal Balance of the Retail Lottery Certificates will be accepted in accordance with the provisions set forth in Section 4.08(c). All requests for distributions in reduction of the Certificate Principal Balance of the Retail Lottery Certificates with respect to any Distribution Date must be received by the Depository and on the Depository's "participant terminal system" and received by, the Trustee no later than the close of business on the related Record Date. Requests for distributions that are on the Depository's participant terminal system and received by the Trustee after the related Record Date and requests, in either case, for distributions not accepted with respect to any Distribution Date, will be treated as requests for distributions in reduction of the Certificate Principal Balance of Retail Lottery Certificates on the next succeeding Distribution Date, and each succeeding Distribution Date thereafter, until such request is accepted or is withdrawn as provided in Section 4.08(c). Such requests as are not so withdrawn shall retain their order of priority without the need for any further action on the part of the appropriate Certificate Owner of the related Retail Lottery Certificate, all in accordance with the procedures of the Depository and the Trustee. Upon the transfer of the beneficial ownership of any Retail Lottery Certificate, any distribution request previously submitted with respect to such Certificate will be deemed to have been withdrawn only upon the receipt by the Trustee on or before the Record Date for such Distribution Date of notification of such withdrawal in the manner set forth in Section 4.08(c) on the Depository's participant terminal system.

                  Distributions in reduction of the Certificate Principal Balance of the Retail Lottery Certificates will be applied in an amount equal to the Senior Principal Distribution Amount allocable to such Class pursuant to
Section 4.02(b), plus any amounts available for distribution from the Rounding Account established as provided in Section 4.07, provided that the aggregate distribution in reduction of the Certificate Principal Balance of the Retail Lottery Certificates on any Distribution Date shall be made in an integral multiple of $1,000.

                  To the extent that the portion of the Senior Principal Distribution Amount allocable to distributions in reduction of the Certificate Principal Balance of the Retail Lottery Certificates on any Distribution Date exceeds the aggregate Certificate Principal Balance of Retail Lottery Certificates with respect to which distribution requests, as set forth above, have been received (plus any amounts required to be distributed pursuant to the Rounding Account), distributions in reduction of the Certificate Principal Balance of the Retail Lottery Certificates will be made by mandatory distribution pursuant to Section 4.08(c).

                  (b) A Retail Lottery Certificate shall be deemed to be held by a Deceased Owner for purposes of this Section 4.08 if the death of the Certificate Owner thereof is deemed to have occurred. Retail Lottery Certificates beneficially owned by tenants by the entirety, joint tenants or tenants in common will be considered to be beneficially owned by a single owner. The death of a tenant by the entirety, joint tenant or tenant in common will be deemed to be the death of the Certificate Owner, and the Retail Lottery Certificates so beneficially owned will be eligible for priority with respect to distributions in reduction of the Certificate Principal Balance thereof, subject to the limitations stated above. Retail Lottery Certificates beneficially owned by a trust will be considered to be beneficially owned by each beneficiary of the trust to the extent of such beneficiary's beneficial interest therein, but in no event will a trust's beneficiaries collectively be deemed to be Certificate Owners of a number of Individual Retail Lottery Certificates of which such trust is the owner. The death of a beneficiary of a trust will be deemed to be the death of a Certificate Owner of the Retail Lottery Certificates, as applicable, owned by the trust to the extent of such beneficiary's beneficial interest in such trust. The death of an individual who was a tenant by the entirety, joint tenant or tenant in common in a tenancy which is the beneficiary of a trust will be deemed to be the death of the beneficiary of such trust. The death of a person who, during his or her lifetime, was entitled to substantially all of the beneficial ownership interests in Individual Retail Lottery Certificates will be deemed to be the death of the Certificate Owner of such Retail Lottery Certificates regardless of the registration of ownership, if such beneficial interest can be established to the satisfaction of the Depository Participant. Such beneficial interest will be deemed to exist in typical cases of street name or nominee ownership, ownership by a trustee, ownership under the Uniform Gifts to Minors Act and community property or other joint ownership arrangements between a husband and wife. Certificate interests shall include the power to sell, transfer or otherwise dispose of a Retail Lottery Certificate and the right to receive the proceeds therefrom, as well as interest and distributions in reduction of the Certificate Principal Balance of the Retail Lottery Certificates, as applicable, payable with respect thereto. The Trustee shall not be under any duty to determine independently the occurrence of the death of any deceased Certificate Owner. The Trustee may rely entirely upon documentation delivered to it pursuant to Section 4.08(c) in establishing the eligibility of any Certificate Owner to receive the priority accorded Deceased Owners in Section 4.08(a).

                  (c) Requests for distributions in reduction of the Certificate Principal Balance of Retail Lottery Certificates must be made by delivering a written request therefor to the Depository Participant or Indirect Depository Participant that maintains the account evidencing such Certificate Owner's interest in Retail Lottery Certificates. In the case of a request on behalf of a Deceased Owner, appropriate evidence of death and any tax waivers are required to be forwarded to the Depository Participant under separate cover. The Depository Participant shall forward a certification, satisfactory to the Trustee, certifying the death of the Beneficial Owner and the receipt of the appropriate death and tax waivers. The Depository Participant should in turn make the request of the Depository (or, in the case of an Indirect Depository Participant, such Indirect Depository Participant must notify the related Depository Participant of such request, which Depository Participant should make the request of the Depository) on the Depository's participant terminal system. The Depository may establish such procedures as it deems fair and equitable to establish the order of receipt of requests for such distributions received by it on the same day. None of the Depositor, Master Servicer, the Servicer or the Trustee shall be liable for any delay in delivery of requests for distributions or withdrawals of such requests by the Depository, a Depository Participant or any Indirect Depository Participant.

                  The Depository shall maintain a list of those Depository Participants representing the appropriate Certificate Owners of Retail Lottery Certificates that have submitted requests for distributions in reduction of the Certificate Principal Balance of Retail Lottery Certificates, together with the order of receipt and the amounts of such requests on the Depository's participant terminal system. The Depository will honor requests for distributions in the order of their receipt (subject to the priorities described in Section 4.08(a) above). The Trustee shall notify the Depository as to which requests should be honored on each Distribution Date at least three Business Days prior to such Distribution Date based on the report received by the Trustee pursuant to Section 4.03 and shall notify the Depository as to the amount of the Senior Principal Distribution amount to be distributed to the Retail Lottery Certificates by Random Lot pursuant to Section 4.08(d). Requests shall be honored by the Depository in accordance with the procedures, and subject to the priorities and limitations, described in this Section 4.08. The exact procedures to be followed by the Trustee and the Depository for purposes of determining such priorities and limitations will be those established from time to time by the Trustee or the Depository, as the case may be. The decisions of the Trustee and the Depository concerning such matters will be final and binding on all affected persons.

                  Individual Retail Lottery Certificates that have been accepted for a distribution shall be due and payable on the applicable Distribution Date. Such Certificates shall cease to bear interest after the last day of the month preceding the month in which such Distribution Date occurs.

                  Any Certificate Owner of a Retail Lottery Certificate that has requested a distribution may withdraw its request by so notifying in writing the Depository Participant or Indirect Depository Participant that maintains such Certificate Owner's account. In the event that such account is maintained by an Indirect Depository Participant, such Indirect Depository Participant must notify the related Depository Participant which in turn must forward the withdrawal of such request on the Depository's participant terminal system.

         If such withdrawal of a request for distribution has not been received on the Depository's participant terminal system on or before the Record Date for the next Distribution Date, the previously made request for distribution will be irrevocable with respect to the making of distributions in reduction of the Certificate Principal Balance of the Retail Lottery Certificates on such Distribution Date.

                  In the event any requests for distributions in reduction of the Certificate Principal Balance of the Retail Lottery Certificates are rejected by the Trustee for failure to comply with the requirements of this
Section 4.08, the Trustee shall return such request to the appropriate Depository Participant with a copy to the Depository with an explanation as to the reason for such rejection.

                  (d) To the extent, if any, that distributions in reduction of the Certificate Principal Balance of the Retail Lottery Certificates on a Distribution Date exceed the outstanding Certificate Principal Balance of Retail Lottery Certificates with respect to which distribution requests have been received by the related Record Date, as provided in Section 4.08(a) above, the additional distributions in reduction of the Certificate Principal Balance of the Retail Lottery Certificates will be made by mandatory distributions in reduction thereof. Such mandatory distributions on Individual Retail Lottery Certificates will be made by Random Lot in accordance with the then- applicable Random Lot procedures of the Depository, the Depository Participants and the Indirect Depository Participants representing the Certificate Owners; provided however, that, if after the distribution in reduction of the Certificate Principal Balance of the Retail Lottery Certificates on the next succeeding Distribution Date on which mandatory distributions are to be made, the Certificate Principal Balance of the Retail Lottery Certificates would not be reduced to zero, the Individual Retail Lottery Certificates to which such distributions will be applied shall be selected by the Depository from those Retail Lottery Certificates not otherwise receiving distributions in reduction of the Certificate Principal Balance on such Distribution Date. The Trustee shall notify the Depository of the aggregate amount of the mandatory distribution in reduction of the Certificate Principal Balance of the Retail Lottery Certificates to be made on the next Distribution Date. The Depository shall then allocate such aggregate amount among its Depository Participants on a Random Lot basis. Each Depository Participant and, in turn, each Indirect Depository Participant will then select, in accordance with its own procedures, Individual Retail Lottery Certificates from among those held in its accounts to receive mandatory distributions in reduction of the Certificate Principal Balance of the Retail Lottery Certificates, such that the total amount so selected is equal to the aggregate amount of such mandatory distributions allocated to such Depository Participant by the Depository and to such Indirect Depository Participant by its related Depository Participant, as the case may be. Depository Participants and Indirect Depository Participants that hold Retail Lottery Certificates selected for mandatory distributions in reduction of the Certificate Principal Balance thereof are required to provide notice of such mandatory distributions to the affected Certificate Owners. The Master Servicer agrees to notify the Trustee of the amount of distributions in reduction of the Certificate

Principal Balance of the Retail Lottery Certificates to be made on each Distribution Date in a timely manner such that the Trustee may fulfill its obligations pursuant to the letter of representations dated the Business Day immediately preceding the Closing Date among the Depositor, the Trustee and the Depository.

                  (e) Notwithstanding any provisions herein to the contrary, on each Distribution Date following the first Distribution Date on which any Realized Losses are allocated to the Retail Lottery Certificates, distributions in reduction of the Certificate Principal Balance of the Retail Lottery Certificates will be made pro rata among the Certificate Owners of the Retail Lottery Certificates and will not be made in integral multiples of $1,000 nor pursuant to requests for distribution as permitted by this Section 4.08 or mandatory distributions by Random Lot.

                  (f) In the event that Definitive Certificates representing the Retail Lottery Certificates are issued pursuant to Section 5.01, an amendment to this Agreement, which may be approved without the consent of any Certificateholders, shall establish procedures relating to the manner in which distributions in reduction of the Certificate Principal Balance of the Retail Lottery Certificates are to be made; provided that such procedures shall be consistent, to the extent practicable and customary for certificates similar to the Retail Lottery Certificates, with the provisions of this Section 4.08.

                                    ARTICLE V

                                THE CERTIFICATES


                  SECTION 5.01. The Certificates.

                  (a) The Certificates will be substantially in the respective forms annexed hereto as Exhibits A-1, A-2, A-3 and B. The Certificates will be issuable in registered form only. The Class A Certificates (other than the Variable Strip Certificates and Residual Certificates) will be issued in minimum denominations of $1,000 and integral multiples of $1 (or $1,000 in the case of any Class A-9, Class A-10, Class A-14, Class 15, Class A-16 or Class A-17 Certificates) in excess thereof; the Class B Certificates of each Class will be offered in registered, certificated form in minimum denominations of $25,000 and integral multiples of $1 in excess thereof, except that one Certificate of the Class A-9, Class A-10, Class A-14, Class A-15, Class A-16 and Class A-17 Certificates may be issued in the following denomination evidencing the remainder of the aggregate initial Certificate Principal Balance of such Class of Certificates :

                           Class A-9                          $537.00
                           Class A-10                         $527.00
                           Class A-14                         $386.00
                           Class A-15                         $367.00
                           Class A-16                         $366.00
                           Class A-17                         $386.00

The Variable Strip Certificates will be issuable in minimum denominations of any Percentage Interest representing 5% and multiples of 0.01% in excess thereof. The Residual Certificates will be issued in certificated fully-registered form in a single certificate of $100.

                  Upon original issue, the Certificates shall, upon the written request of the Depositor executed by an officer of the Depositor, be executed and delivered by the Trustee, authenticated by the Trustee and delivered to or upon the order of the Depositor upon receipt by the Trustee of the documents specified in Section 2.01. The Certificates shall be executed by manual or facsimile signature on behalf of the Trustee in its capacity as trustee hereunder by a Responsible Officer. Certificates bearing the manual or facsimile signatures of individuals who were at the time they signed the proper officers of the Trustee shall bind the Trustee, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Certificates or did not hold such offices at the date of such Certificates. No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless there appears on such Certificate a certificate of authentication substantially in the form provided for herein executed by the Trustee by manual signature, and such certificate upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder. All Certificates issued on the Closing Date shall be dated the Closing Date and any Certificates delivered thereafter shall be dated the date of their authentication.

                  (b) The Class A Certificates (other than the Variable Strip Certificates and the Remainder Retail Certificates) shall initially be issued as one or more Certificates registered in the name of the Depository or its nominee and, except as provided below, registration of such Certificates may not be transferred by the Trustee except to another Depository that agrees to hold such Certificates for the respective Certificate Owners with Ownership Interests therein. The Certificate Owners shall hold their respective Ownership Interests in and to each of such Class A Certificates (except for such remainders) through the book-entry facilities of the Depository and, except as provided below, shall not be entitled to Definitive Certificates in respect of such Ownership Interests. All transfers by Certificate Owners of their respective Ownership Interests in the Book-Entry Certificates shall be made in accordance with the procedures established by the Depository Participant or brokerage firm representing such Certificate Owner. Each Depository Participant shall transfer the Ownership Interests only in the Book-Entry Certificates of Certificate Owners it represents or of brokerage firms for which it acts as agent in accordance with the Depository's normal procedures.

                  The Trustee, the Master Servicer and the Depositor may for all purposes (including the making of payments due on the respective Classes of Book-Entry Certificates) deal with the Depository as the authorized representative of the Certificate Owners with respect to the respective Classes of Book-Entry Certificates for the purposes of exercising the rights of Certificateholders hereunder. The rights of Certificate Owners with respect to the respective Classes of Book-Entry Certificates shall be limited to those established by law and agreements between such Certificate Owners and the Depository Participants and brokerage firms representing such Certificate Owners. Multiple requests and directions from, and votes of, the Depository as Holder of any Class of Book-Entry Certificates with respect to any particular matter shall not be deemed inconsistent if they are made with respect to different Certificate Owners. The Depositor may establish a reasonable record date in connection with solicitations of consents from or voting by Certificateholders and shall give notice to the Depository of such record date.

                  If (i)(A) the Depositor advises the Trustee in writing that the Depository is no longer willing or able to properly discharge its responsibilities as Depository and (B) the Depositor is unable to locate a qualified successor or (ii) the Depositor at its option advises the Trustee in writing that it elects to terminate the book-entry system through the Depository, the Trustee shall notify all Certificate Owners, through the Depository, of the occurrence of any such event and of the availability of Definitive Certificates to Certificate Owners requesting the same. Upon surrender to the Trustee of the Book-Entry Certificates by the Depository, accompanied by registration instructions from the Depository for registration of transfer, the Trustee shall, at the expense of the Depositor, issue the Definitive Certificates. Neither the Depositor, the Master

Servicer nor the Trustee shall be liable for any actions taken by the Depository or its nominee, including, without limitation, any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Certificates the Trustee and the Master Servicer shall recognize the Holders of the Definitive Certificates as Certificateholders hereunder.

                  SECTION 5.02. Registration of Transfer and Exchange of
                                Certificates.

                  (a) The Trustee shall maintain a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Trustee shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided.

                  (b) Except as provided in Section 5.02(c), no transfer, sale, pledge or other disposition of a Subordinate Certificate shall be made unless such transfer, sale, pledge or other disposition is exempt from the registration requirements of the Securities Act of 1933, as amended (the "Act"), and any applicable state securities laws or is made in accordance with said Act and laws. In the event that a transfer of a Subordinate Certificate is to be made under this Section 5.02(b), (i) the Trustee shall require an Opinion of Counsel addressed to the Depositor, the Master Servicer, the Servicer and the Trustee acceptable to and in form and substance satisfactory to the Trustee that such transfer shall be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from said Act and laws or is being made pursuant to said Act and laws, which Opinion of Counsel shall not be an expense of the Trustee, the Depositor, the Servicer or the Master Servicer, provided that such Opinion of Counsel will not be required in connection with the initial transfer of any such Certificate by the Depositor or any affiliate thereof, to a non-affiliate of the Depositor and (ii) the Trustee shall require the transferee to execute a representation letter, substantially in the form of Exhibit F-1 hereto, and the Trustee shall require the transferor to execute a representation letter, substantially in the form of Exhibit F-2 hereto, each acceptable to and in form and substance satisfactory to the Trustee certifying to the Depositor and the Trustee the facts surrounding such transfer, which representation letters shall not be an expense of the Trustee, the Depositor, the Servicer or the Master Servicer; provided however that such representation letters will not be required in connection with any transfer of any such Certificate by the Depositor to an affiliate of the Depositor and the Trustee shall be entitled to conclusively rely upon a representation (which, upon the request of the Trustee, shall be a written representation) from the Depositor of the status of such transferee as an affiliate of the Depositor. Any such Certificateholder desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Depositor, the Servicer and the Master Servicer against any liability that may result if the transfer is not so exempt or is not made in accordance with such applicable federal and state laws.

                  (c) Notwithstanding the requirements of Section 5.02(b), transfers of Subordinate Certificates may be made in accordance with this
Section 5.02(c) if the prospective
transferee of a Certificate provides the Trustee and the Depositor with an investment letter substantially in the form of Exhibit F-3 attached hereto, which investment letter shall not be an expense of the Trustee, the Depositor, the Servicer or the Master Servicer, and which investment letter states that, among other things, such transferee is a "qualified institutional buyer" as defined under Rule 144A. Such transfers shall be deemed to have complied with the requirements of Section 5.02(b) hereof; provided, however, that no transfer of any of the Subordinate Certificates may be made pursuant to this Section 5.02(c) by the Depositor. Any such Certificateholder desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Depositor, the Servicer and the Master Servicer against any liability that may result if the transfer is not so exempt or is not made in accordance with such applicable federal and state laws.

                  (d) (i) Subject to the provisions of subsection (ii), no Class B, Class PO, Variable Strip, or Residual Certificate may be acquired directly or indirectly by, or on behalf of, an employee benefit plan or other retirement arrangement which is subject to Title I of ERISA and/or Section 4975 of the Code, unless the proposed transferee provides an opinion of counsel to the Trustee (upon which the Trustee is authorized to rely) to the effect that the proposed transfer and/or holding of such Certificate and the servicing, management and operation of the Trust: (A) will not result in a prohibited transaction under Section 406 of ERISA or Section 4975 of the Code which is not covered under an individual or class prohibited transaction exemption including but not limited to Department of Labor Prohibited Transaction Exemption ("PTE") 84-14 (Class Exemption for Plan Asset Transactions Determined by Independent Qualified Professional Asset Managers); PTE 91-38 (Class Exemption for Certain Transactions Involving Bank Collective Investment Funds); PTE 90-1 (Class Exemption for Certain Transactions Involving Insurance Company Pooled Separate Accounts); PTE 95-60 (Class Exemption for Certain Transactions Involving Insurance Company General Accounts); PTE 96-23 (Class Exemption for Plan Asset Transactions Determined by In-House Asset Managers); and Section 401(c) of ERISA and the regulations to be promulgated thereunder (relating to insurance company general accounts) and (B) will not give rise to any additional fiduciary duties under ERISA on the part of either the Depositor, the Master Servicer, the Servicer or the Trustee.

                  (ii) In lieu of such opinion of counsel, any Person acquiring an interest in a Class B-4, Class B-5, Class B-6, Variable Strip or Class PO Certificate may represent to the Trustee (or, in the case of a Person acquiring an interest in a Book-Entry Certificate which is a Subordinate Certificate, shall be deemed to have represented to the Trustee) that it is either: (A) not acquiring an interest in such Certificate directly or indirectly by, or on behalf of, an employee benefit plan or other retirement arrangement which is subject to Title I of ERISA and/or Section 4975 of the Code, or (B) providing a representation or certification in the form of Exhibit F-6 attached hereto to the Trustee to the effect that the transfer and/or holding of an interest in such Certificate and the servicing, management and/or operation of the Trust and its assets: (I) will not result in any prohibited transaction which is not covered under an individual or class prohibited transaction exemption, including, but not limited to, PTE 84-14, PTE 91-38, PTE 90-1, PTE

95-60, PTE 96-23 or Section 401(c) of ERISA and the regulations to be promulgated thereunder and (II) will not give rise to any additional fiduciary duties on the part of either the Depositor, the Master Servicer, the Servicer or the Trustee.

                  (e) (i) Each Person who has or who acquires any Ownership Interest in a Residual Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the following provisions and to have irrevocably authorized the Trustee or its designee under clause (iii)(A) below to deliver payments to a Person other than such Person and to negotiate the terms of any mandatory sale under clause
(iii)(B) below and to execute all instruments of transfer and to do all other things necessary in connection with any such sale. The rights of each Person acquiring any Ownership Interest in a Residual Certificate are expressly subject to the following provisions:

                  (A) Each Person holding or acquiring any Ownership Interest in a Residual Certificate shall be a Permitted Transferee and shall promptly notify the Trustee of any change or impending change in its status as a Permitted Transferee.

                  (B) In connection with any proposed Transfer of any Ownership Interest in a Residual Certificate, the Trustee shall require delivery to it, and shall not register the Transfer of any Residual Certificate until its receipt of (I) an affidavit and agreement (a "Transfer Affidavit and Agreement" in the form attached hereto as Exhibit F-5) from the proposed Transferee, in form and substance satisfactory to the Trustee representing and warranting, among other things, that it is a Permitted Transferee, that it is not acquiring its Ownership Interest in the Residual Certificate that is the subject of the proposed Transfer as a nominee, trustee or agent for any Person who is not a Permitted Transferee, that for so long as it retains its Ownership Interest in a Residual Certificate, it will endeavor to remain a Permitted Transferee, and that it has reviewed the provisions of this
         Section 5.02 and agrees to be bound by them, and (II) a certificate, in the form attached hereto as Exhibit F-4, from the Holder wishing to transfer the Residual Certificate, in form and substance satisfactory to the Trustee representing and warranting, among other things, that no purpose of the proposed Transfer is to impede the assessment or collection of tax.

                  (C) Notwithstanding the delivery of a Transfer Affidavit and Agreement by a proposed Transferee under clause (B) above, if a Responsible Officer of the Trustee assigned to this transaction has actual knowledge that the proposed Transferee is not a Permitted Transferee, no Transfer of an Ownership Interest in a Residual Certificate to such proposed Transferee shall be effected.

                  (D) Each Person holding or acquiring any Ownership Interest in a Residual Certificate shall agree (x) to require a Transfer Affidavit and Agreement from any other Person to whom such Person attempts to transfer its Ownership Interest in a Residual

         Certificate and (y) not to transfer its Ownership Interest unless it provides a certificate to the Trustee in the form attached hereto as Exhibit F-4.

                  (E) Each Person holding or acquiring an Ownership Interest in a Residual Certificate, by purchasing an Ownership Interest in such Certificate, agrees to give the Trustee written notice that it is a "pass-through interest holder" within the meaning of Temporary Treasury Regulations Section 1.67-3T(a)(2)(i)(A) immediately upon acquiring an Ownership Interest in a Residual Certificate, if it is "a pass-through interest holder", or is holding an Ownership Interest in a Residual Certificate on behalf of a "pass-through interest holder."

                  (ii) The Trustee will register the Transfer of any Residual Certificate only if it shall have received the Transfer Affidavit and Agreement in the form attached hereto as Exhibit F-5, a certificate of the Holder requesting such transfer in the form attached hereto as Exhibit F-4 and all of such other documents as shall have been reasonably required by the Trustee as a condition to such registration. Transfers of the Residual Certificates other than to Permitted Transferees are prohibited.

                  (iii) (A) If any Person other than a Permitted Transferee shall become a Holder of a Residual Certificate, then the last preceding Permitted Transferee shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of such Transfer of such Residual Certificate. If a transfer of a Residual Certificate is disregarded pursuant to the provisions of Treasury Regulations
Section 1.860E-1 or Section 1.860G-3, then the last preceding Permitted Transferee shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of such Transfer of such Residual Certificate. The Trustee shall be under no liability to any Person for any registration of Transfer of a Residual Certificate that is in fact not permitted by this Section 5.02 or for making any payments due on such Certificate to the holder thereof or for taking any other action with respect to such holder under the provisions of this Agreement.

                           (B) If any purported Transferee shall become a Holder
of a Residual Certificate in violation of the restrictions in this Section 5.02 and to the extent that the retroactive restoration of the rights of the Holder of such Residual Certificate as described in clause (iii)(A) above shall be invalid, illegal or unenforceable, then the Trustee shall have the right, without notice to the holder or any prior holder of such Residual Certificate, to sell such Residual Certificate to a purchaser selected by the Trustee on such terms as the Trustee may choose. Such purported Transferee shall promptly endorse and deliver each Residual Certificate in accordance with the instructions of the Trustee. Such purchaser may be the Trustee itself. The proceeds of such sale, net of the commissions (which may include commissions payable to the Trustee), expenses and taxes due, if any, will be remitted by the Trustee to such purported Transferee. The terms and conditions of any sale under this clause (iii)(B) shall be determined in the sole discretion of the Trustee, and the Trustee shall not be liable to any Person having an Ownership Interest in a Residual Certificate as a result of its exercise of such discretion.

                  (iv) The Master Servicer shall make available to the Internal Revenue Service and those Persons specified by the REMIC Provisions, all information necessary to compute any tax imposed (A) as a result of the transfer of an ownership interest in a Residual Certificate to any Person who is a Disqualified Organization, including the information regarding "excess inclusions" of such Residual Certificates required to be provided to the Internal Revenue Service and certain Persons as described in Treasury Regulations Sections 1.860D-1(b)(5) and 1.860E-2(a)(5), and (B) as a result of any regulated investment company, real estate investment trust, common trust fund, partnership, trust, estate or organization described in Section 1381 of the Code that holds an Ownership Interest in a Residual Certificate having as among its record holders at any time any Person who is a Disqualified Organization. The Master Servicer may charge and shall be entitled to reasonable compensation for providing such information as may be required from those Persons which may have had a tax imposed upon them as specified in clauses (A) and (B) of this paragraph for providing such information.

                  (f) Subject to the preceding paragraphs, upon surrender for registration of transfer of any Certificate at the office of the Trustee maintained for such purpose, the Trustee shall execute and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Certificates of the same Class of a like aggregate Percentage Interest. Every Certificate surrendered for transfer shall be accompanied by notification of the account of the designated transferee or transferees for the purpose of receiving distributions pursuant to Section 4.01 by wire transfer, if any such transferee desires and is eligible for distribution by wire transfer.

                  (g) At the option of the Certificateholders, Certificates may be exchanged for other Certificates of authorized denominations of the same Class of a like aggregate Percentage Interest, upon surrender of the Certificates to be exchanged at the office of the Trustee. Whenever any Certificates are so surrendered for exchange the Trustee shall execute, authenticate and deliver the Certificates which the Certificateholder making the exchange is entitled to receive. Every Certificate presented or surrendered for transfer or exchange shall (if so required by the Trustee) be duly endorsed by, or be accompanied by a written instrument of transfer in the form satisfactory to the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing.

                  (h) No service charge shall be made to the Certificateholders for any transfer or exchange of Certificates, but the Trustee may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

                  (i) All Certificates surrendered for transfer and exchange shall be cancelled and retained by the Trustee in accordance with the Trustee's standard procedures.

                  SECTION 5.03. Mutilated, Destroyed, Lost or Stolen
                                Certificates.

                  If (i) any mutilated Certificate is surrendered to the Trustee and the Trustee receives evidence to its satisfaction of the destruction, loss or theft of any Certificate, and (ii) there is delivered to the Trustee such security or indemnity as may be required by it to save it harmless, then, in the absence of notice to the Trustee that such Certificate has been acquired by a bona fide purchaser, the Trustee shall execute, authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of the same Class and Percentage Interest. Upon the issuance of any new Certificate under this Section, the Trustee may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith. Any replacement Certificate issued pursuant to this Section shall constitute complete and indefeasible evidence of ownership in the Trust Fund, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

                  SECTION 5.04. Persons Deemed Owners.

                  The Depositor, the Master Servicer, the Servicer the Trustee and any agent of any of them may treat the person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions pursuant to Section 4.01 and for all other purposes whatsoever, and neither the Depositor, the Master Servicer, the Servicer, the Trustee nor any agent of any of them shall be affected by notice to the contrary.

                                   ARTICLE VI

                      THE MASTER SERVICER AND THE SERVICER

                  SECTION 6.01. Liability of the Master Servicer and the
                                Servicer.

                  The Master Servicer and the Servicer each shall be liable in accordance herewith only to the extent of the obligations specifically imposed upon and undertaken by the Master
Servicer and the Servicer herein.

                  SECTION 6.02. Merger, Consolidation or Conversion of the
                                Master Servicer or the Servicer.

                  The Master Servicer and the Servicer each will keep in full effect its existence, rights and franchises as a partnership, corporation or a national banking association under the laws of the state of its organization or incorporation or the United States, and each will obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, the Certificates, or any of the Mortgage Loans and to perform its respective duties under this Agreement.

                  Any Person into which the Master Servicer or the Servicer may be merged, consolidated or converted, or any corporation resulting from any merger or consolidation to which the Master Servicer or the Servicer shall be a party, or any Person succeeding to the business of the Master Servicer or the Servicer, shall be the successor of the Master Servicer or the Servicer, as the case may be, hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor or surviving Person to the Servicer shall be qualified to sell mortgage loans to and service mortgage loans for Fannie Mae or Freddie Mac.

                  SECTION 6.03. Limitation on Liability the Master Servicer, the
                                Servicer and Others.

                  Neither the Master Servicer, the Servicer nor any of the directors, officers, employees or agents of the Master Servicer or the Servicer shall be under any liability to the Trust Fund or the Certificateholders for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Master Servicer or the Servicer (but this provision shall protect the above described persons) against any breach of warranties or representations made herein; and provided further that this provision shall not protect the Depositor, the Master Servicer, the Servicer or any such person, against any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder. The Master Servicer, the Servicer and any director, officer, employee or agent of the Master Servicer or the Servicer may rely in good faith on any document of any kind PRIMA FACIE properly executed and submitted by any Person respecting any matters arising hereunder. The Master Servicer, the Servicer and any director, or officer, employee or agent of the Master Servicer or the Servicer shall be indemnified and held harmless by the Trust Fund against any loss, liability or expense incurred in connection with any legal action relating to this Agreement or the Certificates (including reasonable legal fees and disbursements of counsel), other than (a) any loss, liability or expense related to Servicer's or Master Servicer's master servicing or servicing obligations with respect to any specific Mortgage Loan or Mortgage Loans (except as any such loss, liability or expense shall be otherwise reimbursable pursuant to this Agreement), or (b) any loss, liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder. Neither the Master Servicer nor the Servicer shall be under any obligation to appear in, prosecute or defend any legal action which is not incidental to its respective duties under this Agreement and which in its opinion may involve it in any expense or liability; provided, however, that the Master Servicer or the Servicer may in its sole discretion undertake any such action which it may deem necessary or desirable with respect to this Agreement and the rights and duties of the parties hereto and the interests of the Certificateholders hereunder. In such event, the legal expenses and costs of such action and any liability resulting therefrom (except any action or liability related to the Master Servicer's obligations under Section 3.01) shall be expenses, costs and liabilities of the Trust Fund, and the Master Servicer and the Servicer shall be entitled to be reimbursed therefor from the Protected Account as provided in Section 3.10, any such right of reimbursement being prior to the rights of Certificateholders to receive any amount in the Custodial Account or Certificate Account.

                  SECTION 6.04. Limitation on Resignation of the Master
                                Servicer.

                  The Master Servicer shall not resign from the obligations and duties hereby imposed on it except (a) upon appointment of a successor master servicer reasonably acceptable to the Trustee upon receipt by the Trustee of a letter from the Rating Agency that such a resignation and appointment will not, in and of itself, result in a downgrading of the Certificates or (b) upon determination that its duties hereunder are no longer permissible under applicable law. Any such determination permitting the resignation of the Master Servicer shall be evidenced by an Opinion of Counsel (at the expense of the resigning Master Servicer) to such effect delivered to the Trustee. No such resignation shall become effective until the Trustee or a successor master servicer shall have assumed the Master Servicer's responsibilities, duties, liabilities and obligations hereunder.

                  SECTION 6.05. Sale and Assignment of Master Servicing.

                  The Master Servicer may sell and assign its rights and delegate its duties and obligations in their entirety as Master Servicer under this Agreement; PROVIDED, HOWEVER, that: (i) the purchaser or transferee accepting such assignment and delegation (a) shall be a Person which shall be qualified to service mortgage loans for Fannie Mae or Freddie Mac; (b) shall, in the case of successor master servicers only, have a net worth of not less than $10,000,000 (unless otherwise approved by each Rating Agency pursuant to clause
(ii) below); (c) shall be reasonably satisfactory to the Trustee (as evidenced in a writing signed by the Trustee) as having a comparable servicing ability to that of the Master Servicer on the Closing Date; (d) shall execute and deliver to the Trustee an agreement, in form and substance reasonably satisfactory to the Trustee, which contains an assumption by such Person of the due and punctual performance and observance of each covenant and condition to be performed or observed by it as master servicer under this Agreement and any custodial agreement, from and after the effective date of such agreement; (ii) each Rating Agency shall be given prior written notice of the identity of the proposed successor to the Master Servicer and each Rating Agency's rating of the Certificates in effect immediately prior to such assignment, sale and delegation will not be downgraded or withdrawn as a result of such assignment, sale and delegation, as evidenced by a letter to such effect delivered to the Master Servicer and the Trustee; and (iii) the Master Servicer assigning and selling the master servicing shall deliver to the Trustee an Officer's Certificate and an Opinion of Counsel, each stating that all conditions precedent to such action under this Agreement have been completed and such action is permitted by and complies with the terms of this Agreement. No such assignment or delegation shall affect any liability of the Master Servicer arising prior to the effective date thereof.

                                   ARTICLE VII

                                     DEFAULT

                  SECTION 7.01. Events of Default.

                  "Event of Default", wherever used herein, means any one of the following events:

                (i) any failure by the Master Servicer to deposit into the Certificate Account on each Certificate Account Deposit Date the amounts required to be deposited therein (other than an Advance) under the terms of this Agreement which continues unremedied for two (2) Business Days after such amount was required to be remitted; or

               (ii) any failure on the part of the Master Servicer duly to observe or perform in any material respect any other of the covenants or agreements on the part of the Master Servicer contained in the Certificates or in this Agreement (including any breach of the Master Servicer's representations and warranties pursuant to Section 2.03 which materially and adversely affects the interests of the Certificateholders) which continues unremedied for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Master Servicer by the Trustee, or to the Master Servicer and the Trustee by the Holders of Certificates entitled to at least 25% of the Voting Rights; or

              (iii) a decree or order of a court or agency or supervisory authority having jurisdiction in an involuntary case under any present or future federal or state bankruptcy, insolvency or similar law or the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Master Servicer and such decree or order shall have remained in force undischarged or unstayed for a period of 60 consecutive days; or

               (iv) the Master Servicer shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings of or relating to the Master Servicer or of or relating to all or substantially all of its property; or

                (v) the Master Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of or otherwise voluntarily commence a case or proceeding under any applicable bankruptcy, insolvency, reorganization or other similar statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations; or

               (vi) the Master Servicer shall fail to deposit in the Certificate Account on any Certificate Account Deposit Date an amount equal to any required Advance.

If an Event of Default described in clauses (i) - (v) of this Section shall occur, then, and in each and every such case, so long as such Event of Default shall not have been remedied, the Trustee or the Holders of Certificates entitled to at least 51% of the Voting Rights, by notice in writing to the Master Servicer (and to the Trustee if given by such Holders of Certificates), with a copy to the Rating Agencies, may terminate all of the rights and obligations (but not the liabilities) of the Master Servicer under this Agreement and in and to the Trust Fund, other than its rights as a Certificateholder hereunder; provided, however, that the successor to the Master Servicer appointed pursuant to Section 7.02 shall have accepted the duties of Master Servicer effective upon the resignation or termination of the Master Servicer. If an Event of Default described in clause (vi) hereof shall occur, the Trustee shall, by notice to the Master Servicer, and the Depositor, terminate all of the rights and obligations of the Master Servicer under this Agreement and in and to the Trust Fund, other than its rights as a Certificateholder hereunder; provided, however, that if the Trustee determines (in its sole discretion) that the failure by the Master Servicer to make any required Advance was due to circumstances beyond its control, and the required Advance was otherwise made, the Trustee shall not terminate the Master Servicer. On or after the receipt by the Master Servicer of such notice, all authority and power of the Master Servicer under this Agreement, whether with respect to the Certificates (other than as a holder thereof) or the Mortgage Loans or otherwise, shall pass to and be vested in the Trustee pursuant to and under this Section, and, without limitation, the Trustee is hereby authorized and empowered to execute and deliver, on behalf of the Master Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Mortgage Loans and related documents, or otherwise at the expense of the Master Servicer. The Master Servicer agrees to cooperate (and pay any related costs and expenses) with the Trustee in effecting the termination of the Master Servicer's responsibilities and rights hereunder, including, without limitation, the transfer to the Trustee or its appointed agent for administration by it of (i) the property and amounts which are then or should be part of the Trust Fund or which thereafter become part of the Trust Fund; (ii) originals or copies of all documents of the Master Servicer reasonably requested by the Trustee to enable it to assume the Master Servicer's duties thereunder;
(iii) the rights and obligations of the Master Servicer with respect to the Servicer and the Mortgage Loans; and (iv) all cash amounts which shall at the time be deposited by the Master Servicer or should have been deposited to the Custodial or the Certificate Account or thereafter be received with respect to the Mortgage Loans. The Trustee shall not be deemed to have breached any obligation hereunder as a result of a failure to make or delay in making any distribution as and when required hereunder caused by the failure of the Master Servicer to remit any amounts received on it or to deliver any documents held by it with respect to the Mortgage Loans. For purposes of this Section 7.01, the Trustee shall not be deemed to have knowledge of an Event of Default unless a Responsible Officer of the Trustee assigned to and working in the Trustee's corporate trust division has actual knowledge thereof or unless notice of any event which is in fact such an Event of Default is received by the Trustee and such notice references the Certificates, the Trust Fund or this Agreement.

                  SECTION 7.02. Trustee to Act; Appointment of Successor.

                  On and after the time the Master Servicer receives a notice of termination, the Trustee or its appointed agent shall be the successor in all respects to the Master Servicer in its capacity as Master Servicer under this Agreement and the transactions set forth or provided for herein and shall be subject thereafter to all the responsibilities, duties and liabilities relating thereto placed on the Master Servicer including the obligation to make Advances which have been or will be required to be made (except for the responsibilities, duties and liabilities contained in Section 2.03 and its obligations to deposit amounts in respect of losses pursuant to Section 4.01(f)) by the terms and provisions hereof; and provided further, that any failure to perform such duties or responsibilities caused by the Master Servicer's failure to provide information required by Section 4.02 or 4.03 shall not be considered a default by the Trustee hereunder. As compensation therefor, the Trustee shall be entitled to the Master Servicing Fee and all funds relating to the Mortgage Loans which the Master Servicer would have been entitled to charge to the Custodial Account and the Certificate Account if the Master Servicer had continued to act hereunder. If the Trustee has become the successor to the Master Servicer in accordance with Section 6.04 or Section 7.02, then notwithstanding the above, if the Trustee shall be unwilling to so act, or shall be unable to so act, the Trustee may appoint, or petition a court of competent jurisdiction or appoint, any established housing and home finance institution, which is also a Fannie Mae- or Freddie Mac-approved mortgage servicing institution, having a net worth of not less than $10,000,000 as the successor to the Master Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Master Servicer hereunder. Pending appointment of a successor to the Master Servicer hereunder, the Trustee shall act in such capacity as herein above provided. In connection with such appointment and assumption, the Trustee may make such arrangements for the compensation of such successor out of payments on Mortgage Loans as it and such successor shall agree; provided, however, that no such compensation shall be in excess of that permitted the Master Servicer hereunder. Each of the Depositor, the Trustee and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession.

                  Any successor, including the Trustee, to the Master Servicer shall maintain in force during its term as master servicer hereunder policies and fidelity bonds to the same extent as the Master Servicer is so required pursuant to Section 3.03.

                  SECTION 7.03. Notification to Certificateholders.

                  (a) Upon any such termination or appointment of a successor to the Master Servicer, the Trustee shall give prompt notice thereof to Certificateholders, the Depositor, the Servicer and to the Rating Agencies.

                  (b) Within 60 days after the occurrence of any Event of Default, the Trustee shall transmit by mail to all Holders of Certificates notice of each such Event of Default hereunder known to the Trustee, unless such Event of Default shall have been cured or waived.

                  SECTION 7.04. Waiver of Events of Default.

                  The Holders representing at least 51% of the Voting Rights of Certificates affected by a default or Event of Default hereunder, may waive such default or Event of Default (other than an Event of Default set forth in Section
7.01 (vi)); PROVIDED, HOWEVER, that (a) a default or Event of Default under clause (i) of Section 7.01 may be waived only by all of the Holders of Certificates affected by such default or Event of Default and (b) no waiver pursuant to this Section 7.04 shall affect the Holders of Certificates in the manner set forth in the second paragraph of Section 11.01 or materially adversely affect any non-consenting Certificateholder. Upon any such waiver of a default or Event of Default by the Holders representing the requisite percentage of Voting Rights of Certificates affected by such default or Event of Default, such default or Event of Default shall cease to exist and shall be deemed to have been remedied for every purpose hereunder. No such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon except to the extent expressly so waived. The Master Servicer shall give notice of any such waiver to the Rating Agencies.

                  SECTION 7.05. List of Certificateholders.

                  Upon written request of three or more Certificateholders of record, for purposes of communicating with other Certificateholders with respect to their rights under this Agreement, the Trustee will afford such Certificateholders access during business hours to the most recent list of Certificateholders held by the Trustee.

                                  ARTICLE VIII

                             CONCERNING THE TRUSTEE

                  SECTION 8.01. Duties of Trustee.

                  The Trustee, prior to the occurrence of an Event of Default and after the curing or waiver of all Events of Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. If an Event of Default occurs, is continuing and has not been waived, the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and except as otherwise provided in Article VII, shall use the same degree of care and skill in their exercise as a prudent man would exercise or use under the circumstances in the conduct of his own affairs. Any permissive right of the Trustee enumerated in this Agreement shall not be construed as a duty.

                  The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them in accordance with the requirements of this Agreement. If any such instrument is found not to conform to the requirements of this Agreement in a material manner, the Trustee shall inform the person presenting such document and if the instrument is not corrected to the Trustee's satisfaction, the Trustee will provide notice thereof to the Certificateholders. Notwithstanding the foregoing, the Trustee shall not be responsible for the accuracy or content of any resolution, certificate, statement, opinion, report, document, order or other instrument furnished by the Master Servicer hereunder or any Opinion of Counsel required hereunder.

                  The Trustee covenants and agrees that it shall perform its obligations hereunder in a manner so as to maintain the status of the Trust Fund under the REMIC Provisions and to prevent the imposition of any federal, state or local income, prohibited transaction, contribution or other tax on the Trust Fund to the extent that maintaining such status and avoiding such taxes are reasonably within the control of the Trustee and are reasonably within the scope of its duties under this Agreement.

                  No provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct; provided, however, that:

                         (i) Prior to the occurrence of an Event of Default, and
                  after the curing or waiver of all such Events of Default which may have occurred, the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee and, in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee and conforming to the requirements of this Agreement;

                        (ii) The Trustee shall not be liable for an error of
                  judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

                       (iii) The Trustee shall not be liable with respect to any
                  action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of the Holders of Certificates entitled to at least 25% of the Voting Rights relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Agreement; and

                        (iv) The Trustee shall not be required to expend or risk
                  its own funds or otherwise incur financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if there is reasonable ground for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it, and none of the provisions contained in this Agreement shall in any event require the Trustee to perform or be responsible for the manner of performance of any of the obligations of the Depositor, the Seller, or the Servicer hereunder under any circumstance, or of the Master Servicer under this Agreement, except during such time, if any, as the Trustee shall be the successor to, and be vested with the rights, duties, powers and privileges of, the Master Servicer in accordance with the terms of this Agreement.

                  SECTION 8.02. Certain Matters Affecting the Trustee.

                           Except as otherwise provided in Section 8.01:

                (a) The Trustee may rely upon and shall be protected in acting or refraining from acting in reliance upon any resolution, Officer's Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document reasonably believed by it to be genuine and to have been signed or presented by the proper party or parties;

                (b) The Trustee may consult with counsel and any advice of such counsel or Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance therewith;

                (c) The Trustee shall be under no obligation to exercise any of the trusts or powers vested in it by this Agreement, other than its obligation to give notice pursuant to this Agreement, or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Certificateholders, pursuant to the provisions of this Agreement, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby; nothing contained herein shall, however, relieve the Trustee of the obligation, upon the occurrence of an Event of Default of which a Responsible Office of the Trustee's corporate trust department has actual knowledge (which has not been waived or cured), to exercise such of the rights and powers vested in it by this Agreement, and if it is not acting as Master Servicer, to use the same degree of care and skill in their exercise as a prudent man would exercise or use under the circumstances in the conduct of his own affairs;

                (d) The Trustee shall not be liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

                (e) Prior to the occurrence of an Event of Default hereunder and after the curing or waiver of all Events of Default which may have occurred, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing to do so by the Holders of Certificates entitled to at least 25% of the Voting Rights; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, reasonably assured to the Trustee by the security afforded to it by the terms of this Agreement reasonable expense of every such examination shall be paid by the Certificateholders requesting the investigation;

                (f) The Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through affiliates, agents or attorneys; and

                (g) The Trustee shall not be required to give any bond or surety with respect to the execution of the trust created hereby or the powers granted hereunder.

                  SECTION 8.03. Trustee Not Liable for Certificates or Mortgage
                                Loans.

                  The recitals contained herein and in the Certificates (other than the signature of the Trustee, the authentication of the Trustee on the Certificates and the acknowledgments of the Trustee contained in Article II) shall be taken as the statements of the Depositor and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations or warranties as to the validity or sufficiency of this Agreement or the Certificates (other than the signature and authentication of the Trustee on the Certificates) or of any Mortgage Loan or related document. The Trustee shall not be accountable for the use or application by the Depositor of any of the Certificates or of the proceeds of such Certificates, or for the use or application of any funds paid to the Depositor, the Master Servicer or the Servicer in respect of the Mortgage Loans or deposited in or withdrawn from the Custodial Account by the Servicer or the Master Servicer.

                  SECTION 8.04. Trustee May Own Certificates.

                  The Trustee in its individual or any other capacity (other than as Trustee hereunder) may become the owner or pledgee of Certificates and may otherwise deal with the parties hereto, with the same rights it would have if it were not Trustee.

                  SECTION 8.05. Trustee's Fees; Indemnification of Trustee.

                  On an annual basis, the Master Servicer shall compensate the Trustee as separately agreed. Such compensation (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) shall be paid for all services rendered by it in the execution of the trusts hereby created and in the exercise and performance of any of the powers and duties hereunder or of the Trustee. Except as otherwise provided in this Agreement, the Trustee and any director, officer, employee or agent of the Trustee shall be indemnified and held harmless by the Trust Fund against any claim, loss, liability, fee or expense incurred in connection with any Event of Default, any breach of this Agreement or any claim or legal action (including any pending or threatened claim or legal action) relating to the acceptance or administration of its trusts hereunder or the Certificates, other than any claim, loss, liability or expense (i) sustained in connection with this Agreement related to the breach of a representation or warranty hereunder, willful misfeasance, bad faith or negligence of the Master Servicer or the Servicer in the performance of its duties hereunder or (ii) incurred in connection with a breach constituting willful misfeasance, bad faith or negligence of the Trustee in the performance of its duties hereunder or by reason of reckless disregard of its obligations and duties hereunder.

                  The Master Servicer and the Servicer shall indemnify the Trustee and the Depositor and any director, officer, employee or agent of the Trustee and the Depositor against any such claim or legal action (including any pending or threatened claim or legal action), loss, liability, fee or expense that may be sustained in connection with this Agreement related to the breach of a representation or warranty hereunder, willful misfeasance, bad faith, or negligence in the performance of the Master Servicer's or Servicer's, as applicable, duties hereunder.

                  The provisions of this Section 8.05 shall survive the resignation or removal of the Trustee or the termination of this Agreement.

                  SECTION 8.06. Eligibility Requirements for Trustee.

                  The Trustee hereunder shall at all times be a corporation or a national banking association organized and doing business under the laws of any state or the United States of America or the District of Columbia, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by federal or state authority. In addition, the Trustee shall at all times be acceptable to the Rating Agency rating the Certificates. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, the Trustee shall resign immediately in the manner and with the effect specified in
Section 8.07. The corporation or national banking association serving as Trustee may have normal banking and trust relationships with the Seller and their affiliates, the Master Servicer and its affiliates or the Servicer and its affiliates; provided, however, that such corporation cannot be an affiliate of the Master Servicer other than the Trustee in its role as successor to the Master Servicer.

                  SECTION 8.07. Resignation and Removal of the Trustee.

                  The Trustee may at any time resign and be discharged from the trusts hereby created by giving written notice thereof to the Master Servicer; with a copy to the Rating Agencies; provided, that such resignation shall not be effective until a successor trustee is appointed and accepts appointment in accordance with the following provisions. Upon receiving such notice of resignation, the Master Servicer shall promptly appoint a successor trustee who meets the eligibility requirements of Section 8.06 by written instrument, in triplicate, one copy of which instrument shall be delivered to each of the resigning Trustee and to the successor trustee. If no successor trustee shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee; provided, however, that the resigning Trustee shall not resign and be discharged from the trusts hereby created until such time as the Rating Agency rating the Certificates approves the successor trustee.

                  If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section 8.06 and shall fail to resign after written request therefor by the Master Servicer, or if at any time the Trustee shall become incapable of acting, or shall be adjudged bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, the Master Servicer may remove the Trustee and appoint a successor trustee who meets the eligibility requirements of Section 8.06 by written instrument, in triplicate, which instrument shall be delivered to the Trustee so removed and to the successor trustee.

                  The Holders of Certificates entitled to at least 51% of the Voting Rights, may at any time remove the Trustee and appoint a successor trustee by written instrument or instruments, in triplicate, signed by such Holders or their attorneys-in-fact duly authorized, one complete set of which instruments shall be delivered to the Master Servicer, one complete set to the Trustee so removed and one complete set to the successor so appointed. A copy of such instrument shall be delivered to the Certificateholders and the Depositor by the Master Servicer.

                  Any resignation or removal of the Trustee and appointment of a successor trustee pursuant to any of the provisions of this Section shall not become effective until acceptance of appointment by the successor trustee as provided in Section 8.08.

                  SECTION 8.08. Successor Trustee.

                  Any successor trustee appointed as provided in Section 8.07 shall execute, acknowledge and deliver to the Master Servicer and to its predecessor trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with the like effect as if originally named as trustee herein. The predecessor trustee shall after payment of its outstanding fees and expenses, promptly deliver to the successor trustee all assets and records of the Trust Fund held by it hereunder (other than any Mortgage Files at the time held by a Custodian, which shall become the agent of any successor trustee hereunder), and the Master Servicer and the predecessor trustee shall execute and deliver all such instruments and do such other things as may reasonably be required for more fully and certainly vesting and confirming in the successor trustee all such rights, powers, duties and obligations.

                  No successor trustee shall accept appointment as provided in this Section unless at the time of such acceptance such successor trustee shall be eligible under the provisions of Section 8.06.

                  Upon acceptance of appointment by a successor trustee as provided in this Section, the Master Servicer shall mail notice of the succession of such trustee hereunder to all Holders of Certificates at their addresses as shown in the Certificate Register. If the Master Servicer fails to mail such notice within ten days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be mailed at the expense of the Master Servicer.

                  SECTION 8.09. Merger or Consolidation of Trustee.

                  Any state bank or trust company or national banking association into which the Trustee may be merged or converted or with which it may be consolidated or any state bank or trust company or national banking association resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any state bank or trust company or national banking association succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such state bank or trust company or national banking association shall be eligible under the provisions of Section 8.06 without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

                  SECTION 8.10. Appointment of Co-Trustee or Separate Trustee.

                  Notwithstanding any other provisions hereof, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Fund or property securing the same may at the time be located, the Master Servicer and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee to act as co-trustee or co-trustees, jointly with the Trustee, or separate trustee or separate trustees, of all or any part of the Trust Fund, and to vest in such Person or Persons, in such capacity, such title to the Trust Fund, or any part thereof, and, subject to the other provisions of this Section 8.10, such powers, duties, obligations, rights and trusts as the Master Servicer and the Trustee may consider necessary or desirable. If the Master Servicer shall not have joined in such appointment within 15 days after the receipt by it of a request so to do, or in case an Event of Default shall have occurred and be continuing, the Trustee alone shall have the power to make such appointment without the Master Servicer. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 8.06 hereunder and no notice to Holders of Certificates of the appointment of co-trustee(s) or separate trustee(s) shall be required under
Section 8.08 hereof.

                  In the case of any appointment of a co-trustee or separate trustee pursuant to this Section 8.10 all rights, powers, duties and obligations conferred or imposed upon the Trustee and required to be conferred or such co-trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to the Master Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Fund or any portion thereof in any such jurisdiction) shall be exercised and performed by such separate trustee or co-trustee at the direction of the Trustee.

                  Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article VIII. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee.

                  Any separate trustee or co-trustee may, at any time, constitute the Trustee, its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

                  SECTION 8.11. Appointment of Custodians.

         The Trustee may, with the consent of the Master Servicer and the Depositor appoint one or more Custodians who are not Affiliates of the Depositor, the Servicer or any Seller to hold all or a portion of the Mortgage Files as agent for the Trustee, by entering into a Custodial Agreement. The appointment of Norwest Bank of Minnesota, N.A. as Custodian under the Custodial Agreement dated the Closing Date is hereby authorized. Subject to Article VIII, the Trustee agrees to comply with the terms of each Custodial Agreement and to enforce the terms and provisions thereof against the Custodian for the benefit of the Certificateholders. Each Custodian shall be a depository institution subject to supervision by federal or state authority, shall have a combined capital and surplus of at least $15,000,000 and shall be qualified to do business in the jurisdiction in which it holds any Mortgage File. Each Custodial Agreement may be amended only as provided in Section 11.01. The Trustee shall notify the Certificateholders of the appointment of any Custodian (other than the Custodian appointed as of the Closing Date) pursuant to this Section 8.11.

                                   ARTICLE IX

                                   TERMINATION

                  SECTION 9.01. Termination Upon Repurchase or Liquidation of
                                All Mortgage Loans or upon Purchase of
                                Certificates.

         (a) Subject to Section 9.02, the respective obligations and responsibilities of the Depositor, the Master Servicer, the Servicer and the Trustee created hereby (other than the obligations of the Master Servicer and the Servicer to the Trustee pursuant to Section 8.05 and of the Master Servicer to provide for and the Trustee to make payments to Certificateholders as hereafter set forth) shall terminate upon payment to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them hereunder following the earlier to occur of (i) the repurchase by the Depositor or its designee (or if the Depositor or its designee do not exercise such option, the Master Servicer or its designee) of all Mortgage Loans and each REO Property in respect thereof remaining in the Trust Fund at a price equal to (a) 100% of the unpaid principal balance of each Mortgage Loan (other than one as to which a REO Property was acquired) on the day of repurchase together with accrued interest on such unpaid principal balance at the Net Mortgage Rate to the first day of the month in which the proceeds of such repurchase are to be distributed, plus (b) the appraised value of any REO Property (but not more than the unpaid principal balance of the related Mortgage Loan, together with accrued interest on that balance at the Net Mortgage Rate to the first day of the month such repurchase price is distributed), less the good faith estimate of the Servicer of liquidation expenses to be incurred in connection with its disposal thereof, such appraisal to be conducted by an appraiser mutually agreed upon by the Master Servicer and the Trustee at the expense of the entity terminating the Trust Fund, and (ii) the final payment or other liquidation (or any Advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund (or the disposition of all REO Property in respect thereof); provided, however, that in no event shall the trust created hereby continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James, living on the date hereof, and provided further that the purchase price set forth above shall be increased as is necessary, as determined by the Master Servicer, to avoid disqualification of the Trust Fund as a REMIC. In the case of any repurchase by the Master Servicer pursuant to clause (i), the Master Servicer shall include in such repurchase price the amount of any Advances that will be reimbursed to the Master Servicer or the Servicer pursuant to Section 3.10(iii) and the Servicer shall exercise reasonable efforts to cooperate fully with the Trustee and the Master Servicer in effecting such repurchase and the transfer of the Mortgage Loans and related Mortgage Files and related records to the Master Servicer.

                  The right of the Depositor or its designee or the Master Servicer or its designee to repurchase all Mortgage Loans pursuant to (i) above shall be conditioned upon the aggregate

Stated Principal Balance of such Mortgage Loans at the time of any such repurchase aggregating an amount equal to or less than 10% in the case of the Depositor or its designee, or 5%, in the case of the Master Servicer or its designee, of the aggregate Stated Principal Balance of the Mortgage Loans at the Cut-off Date. If such right is exercised, the Depositor or the Master Servicer or their respective designee upon such repurchase shall provide to the Trustee, notice of such exercise prior to the Determination Date in the month preceding the month of purchase and the certification required by Section 3.15.

                  Notice of any termination, specifying the Distribution Date upon which the Certificateholders may surrender their Certificates to the Trustee for payment of the final distribution and cancellation, shall be given promptly by the Trustee by letter to the Certificateholders mailed (a) in the event such notice is given in connection with the Depositor or Master Servicer's election to repurchase, not earlier than the 15th day and not later than the 25th day of the month next preceding the month of such final distribution or (b) otherwise during the month of such final distribution on or before the Determination Date in such month, in each case specifying (i) the Distribution Date upon which final payment of the Certificates will be made upon presentation and surrender of Certificates at the office of the Trustee therein designated,
(ii) the amount of any such final payment and (iii) that the Record Date otherwise applicable to such Distribution Date is not applicable, payments being made only upon presentation and surrender of the Certificates at the office of the Trustee therein specified. In the event such notice is given in connection with the Depositor, Master Servicer or their respective designee's election to repurchase, the Depositor, Master Servicer or their respective designee shall deliver to the Trustee for deposit in the Certificate Account on the Business Day immediately preceding the Distribution Date specified in such notice an amount equal to the above-described repurchase price payable out of its own funds. Upon presentation and surrender of the Certificates by the Certificateholders, the Trustee shall distribute to the Certificateholders (i) the amount otherwise distributable on such Distribution Date, if not in connection with the Depositor or Master Servicer's election to repurchase, or
(ii) if the Depositor or Master Servicer elected to so repurchase, an amount determined as follows: with respect to each Senior Certificate and Subordinate Certificate, the outstanding Certificate Principal Balance thereof, plus one month's interest thereon at the applicable Pass-Through Rate and any previously unpaid Accrued Certificate Interest; and with respect to the Residual Certificates, the Percentage Interest evidenced thereby multiplied by the difference, if any, between the above described repurchase price and the aggregate amount to be distributed to the Holders of the Senior Certificates and Subordinate Certificates, subject to the priorities set forth in Section 4.01(b). Upon certification to the Trustee by a Servicing Officer, following such final deposit, the Trustee and any Custodian shall promptly release the Mortgage Files as directed by the Depositor or Master Servicer for the remaining Mortgage Loans, and the Trustee shall execute all assignments, endorsements and other instruments required by the Depositor or Master Servicer as being necessary to effectuate such transfer.

                  In the event that all of the Certificateholders shall not surrender their Certificates for cancellation within six months after the time specified in the above-mentioned notice, the Trustee shall give a second notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If within six months after the second notice all of the Certificates shall not have been surrendered for cancellation, the Trustee shall take reasonable steps as directed by the Depositor, or appoint an agent to take reasonable steps, to contact the remaining Certificateholders concerning surrender of their Certificates, and the cost thereof shall be paid out of the funds and other assets which remain subject hereto. If within nine months after the second notice all the Certificates shall not have been surrendered for cancellation, the Residual Certificateholders shall be entitled to all unclaimed funds and other assets which remain subject hereto.

                  SECTION 9.02. Additional Termination Requirements.

                  (a) In the event the Depositor or the Master Servicer repurchases the Mortgage Loans as provided in Section 9.01, the Trust Fund shall be terminated in accordance with the following additional requirements, unless the Depositor or Master Servicer, at its own expense, obtains for the Trustee an Opinion of Counsel to the effect that the failure of the Trust Fund to comply with the requirements of this Section 9.02 will not (i) result in the imposition on the Trust Fund of taxes on "prohibited transactions," as described in Section 860F of the Code, or (ii) cause the Trust Fund to fail to qualify as a REMIC at any time that any Certificate is outstanding:

                  (i) The Depositor or the Master Servicer shall establish a 90-day liquidation period for the REMIC and specify the first day of such period in a statement attached to the Trust Fund's final Tax Return pursuant to Treasury regulations Section 1.860F-1. The Depositor or Master Servicer also shall satisfy all of the requirements of a qualified liquidation for the REMIC under Section 860F of the Code and regulations thereunder;

                  (ii) The Depositor or the Master Servicer shall notify the Trustee at the commencement of such 90-day liquidation period and, at or prior to the time of making of the final payment on the Certificates, the Trustee shall sell or otherwise dispose of all of the remaining assets of the Trust Fund in accordance with the terms hereof; and

                  (iii) If the Depositor or the Master Servicer is exercising its right to purchase the assets of the Trust Fund, the Depositor or the Master Servicer shall, during the 90-day liquidation period and at or prior to the Final Distribution Date, purchase all of the assets of the Trust Fund for cash; PROVIDED, HOWEVER, that in the event that a calendar quarter ends after the commencement of the 90-day liquidation period but prior to the Final Distribution Date, the Depositor or the Master Servicer shall not purchase any of the assets of the Trust Fund prior to the close of that calendar quarter.

         (b) Each Holder of a Certificate and the Trustee hereby irrevocably approves and appoints the Master Servicer as its attorney-in-fact to adopt a plan of complete liquidation for the REMIC at the expense of the Trust Fund in accordance with the terms and conditions of this Agreement.

                                    ARTICLE X

                                REMIC PROVISIONS

                  SECTION 10.01. REMIC Administration.

                  (a) The Trustee shall make an election to treat the Trust Fund as a REMIC under the Code and, if necessary, under applicable state law. Each such election will be made on Form 1066 or other appropriate federal tax or information return (including Form 8811) or any appropriate state return, to be prepared by the Master Servicer for the taxable year ending on the last day of the calendar year in which the Certificates are issued. For the purposes of the REMIC election in respect of the Trust Fund, the Certificates (other than the Class R Certificates) shall be designated as the "regular interests" and the Class R Certificates shall be designated as the sole class of "residual interest" in the REMIC. The Master Servicer and the Trustee shall not permit the creation of any "interests" (within the meaning of Section 860G of the Code) in the REMIC other than the Certificates.

                  (b) The Closing Date is hereby designated as the "startup day" of the Trust Fund within the meaning of Section 860G(a)(9) of the Code.

                  (c) The Trust Fund shall pay any and all expenses relating to any tax audit of the REMIC (including, but not limited to, any professional fees or any administrative or judicial proceedings with respect to the REMIC that involve the Internal Revenue Service or state tax authorities), other than the expense of obtaining any tax related Opinion of Counsel except as specified herein. The Master Servicer, as agent for the REMIC's tax matters person, shall
(i) act on behalf of the REMIC in relation to any tax matter or controversy involving the Trust Fund and (ii) represent the Trust Fund in any administrative or judicial proceeding relating to an examination or audit by any governmental taxing authority with respect thereto. By their acceptance thereof, the holder of the largest Percentage Interest of the Residual Certificates hereby agrees to irrevocably appoint the Master Servicer or an Affiliate as its agent to perform all of the duties of the tax matters person for the REMIC.

                  (d) The Master Servicer shall prepare, sign and file all of the Tax Returns in respect of the REMIC created hereunder. The expenses of preparing and filing such returns shall be borne by the Master Servicer without any right of reimbursement therefor.

                  (e) The Master Servicer shall perform on behalf of the REMIC all reporting and other tax compliance duties that are the responsibility of the REMIC under the Code, the REMIC Provisions or other compliance guidance issued by the Internal Revenue Service or any state or local taxing authority. Among its other duties, as required by the Code, the REMIC Provisions or other such compliance guidance, the Master Servicer shall provide (i) to any Transferor of a Residual Certificate such information upon reasonable compensation from such Transferor as is necessary for the application of any tax relating to the transfer of a Residual Certificate to any Person who is not a Permitted Transferee, (ii) to the Certificateholders such information or reports as are required by the Code or the REMIC Provisions including reports relating to interest, original issue discount and market discount or premium (using the Prepayment Assumption as required) and (iii) to the Internal Revenue Service the name, title, address and telephone number of the person who will serve as the representative of the REMIC. In addition, the Depositor shall provide or cause to be provided to the Master Servicer, within ten (10) days after the Closing Date, all information or data that the Master Servicer reasonably determines to be relevant for tax purposes as to the valuations and issue prices of the Certificates, including, without limitation, the price, yield, prepayment assumption and projected cash flow of the Certificates.

                  (f) The Trustee and the Master Servicer shall take such action and shall cause the REMIC created hereunder to take such action as shall be necessary to create or maintain the status thereof as a REMIC under the REMIC Provisions (and the Servicer shall assist it, to the extent reasonably requested by it). Neither the Trustee nor the Master Servicer shall take any action, cause the Trust Fund to take any action or fail to take (or fail to cause to be taken) any action that, under the REMIC Provisions, if taken or not taken, as the case may be, could (i) endanger the status of the Trust Fund as a REMIC or (ii) result in the imposition of a tax upon the REMIC (including but not limited to the tax on prohibited transactions as defined in Section 860F(a)(2) of the Code and the tax on contributions to a REMIC set forth in Section 860G(d) of the
Code) (either such event, an "Adverse REMIC Event") unless the Trustee or the Master Servicer has received an Opinion of Counsel, addressed to the Trustee (at the expense of the party seeking to take such action but in no event at the expense of the Trustee or the Master Servicer) to the effect that the contemplated action will not, with respect to the REMIC created hereunder, endanger such status or result in the imposition of such a tax, nor shall the Servicer take or fail to take any action (whether or not authorized hereunder) as to which the Trustee or the Master Servicer has advised it in writing that it has received an Opinion of Counsel to the effect that an Adverse REMIC Event could occur with respect to such action. In addition, prior to taking any action with respect to the REMIC or the assets of the REMIC, or causing the REMIC to take any action, which is not contemplated under the terms of this Agreement, the Master Servicer or the Servicer will consult with the Trustee or its designee, in writing, with respect to whether such action could cause an Adverse REMIC Event to occur with respect to the Trust Fund, and neither the Master Servicer nor the Servicer shall take any such action or cause the Trust Fund to take any such action as to which the Trustee has advised it in writing that an Adverse REMIC Event could occur. The Trustee may consult with counsel to make such written advice, and the cost of same shall be borne by the party seeking to take the action not permitted by this Agreement, but in no event shall such cost be an expense of the Trustee. At all times as may be required by the Code, the Trustee will ensure that substantially all of the assets of the REMIC created hereunder will consist of "qualified mortgages" as defined in Section 860G(a)(3) of the Code and "permitted investments" as defined in Section 860G(a)(5) of the Code.

                  (g) In the event that any tax is imposed on "prohibited transactions" of the REMIC created hereunder as defined in Section 860F(a)(2) of the Code, on the "net income from foreclosure property" of the REMIC as defined in Section 860G(c) of the Code, on any contributions to the REMIC after the Startup Day therefor pursuant to Section 860G(d) of the Code, or any other tax is imposed by the Code or any applicable provisions of state or local tax laws, such tax shall be charged (i) to the Trustee pursuant to Section 10.03 hereof, if such tax arises out of or results from a breach by the Trustee of any of its obligations under this Article X, (ii) to the Master Servicer or Servicer pursuant to Section 10.03 hereof, if such tax arises out of or results from a breach by the Master Servicer or Servicer of any of its obligations under
Article III or this Article X, or otherwise and (iii) against amounts on deposit in the Certificate Account and shall be paid by withdrawal therefrom to the extent not required to be paid by the Master Servicer, the Servicer or the Trustee pursuant to another provision of this Agreement.

                  (h) The Master Servicer shall, for federal income tax purposes, maintain books and records with respect to the REMIC on a calendar year and on an accrual basis.

                  (i) Following the Startup Day, the Trustee shall not accept any contributions of assets to the REMIC other than in connection with any Qualified Substitute Mortgage Loan delivered in accordance with Section 2.04 unless it shall have received an Opinion of Counsel to the effect that the inclusion of such assets in the REMIC will not cause the Trust Fund to fail to qualify as a REMIC at any time that any Certificates are outstanding or subject the REMIC to any tax under the REMIC Provisions or other applicable provisions of federal, state and local law or ordinances.

                  (j) None of the Trustee, the Master Servicer or the Servicer shall enter into any arrangement by which the REMIC will receive a fee or other compensation for services nor permit the REMIC to receive any income from assets other than "qualified mortgages" as defined in Section 860G(a)(3) of the Code or "permitted investments" as defined in Section 860G(a)(5) of the Code.

                  SECTION 10.02. Prohibited Transactions and Activities.

                  None of the Depositor, the Master Servicer, the Servicer or the Trustee shall sell, dispose of or substitute for any of the Mortgage Loans (except in connection with (i) the foreclosure of a Mortgage Loan, including but not limited to, the acquisition or sale of a Mortgaged Property acquired by deed in lieu of foreclosure, (ii) the bankruptcy of the Trust Fund, (iii) the termination of the REMIC pursuant to Article IX of this Agreement, (iv) a substitution pursuant to Article II of this Agreement or (v) a purchase of Mortgage Loans pursuant to Article II or III of this Agreement), nor acquire any assets for the Trust Fund (other than REO Property acquired in respect of a Defaulted Mortgage
Loan), nor sell or dispose of any investments in the Custodial Account or the Certificate Account for gain, nor accept any contributions to the REMIC after the Closing Date (other than a Qualified Substitute Mortgage Loan delivered in accordance with Section 2.03), unless it has received an Opinion of Counsel, addressed to the Trustee (at the expense of the party seeking to cause such sale, disposition, substitution, acquisition or contribution but in no event at the expense of the Trustee) that such sale, disposition, substitution, acquisition or contribution will not (a) affect adversely the status of the Trust Fund as a REMIC or (b) cause the Trust Fund to be subject to a tax on "prohibited transactions" or "contributions" pursuant to the REMIC Provisions.

                  SECTION 10.03. Master Servicer, Servicer and Trustee
                                 Indemnification.

                  (a) The Trustee agrees to indemnify the Trust Fund, the Depositor, the Servicer and the Master Servicer for any taxes and costs including, without limitation, any reasonable attorneys fees imposed on or incurred by the Trust Fund, the Depositor, the Servicer or the Master Servicer, as a result of a breach of the Trustee's covenants set forth in this Article X.

                  (b) The Master Servicer agrees to indemnify the Trust Fund, the Depositor, the Servicer and the Trustee for any taxes and costs including, without limitation, any reasonable attorneys' fees imposed on or incurred by the Trust Fund, the Depositor, the Servicer or the Trustee, as a result of a breach of the Master Servicer's covenants set forth in Article III or this Article X, in each case with respect to compliance with the REMIC Provisions.

                  (c) The Servicer agrees to indemnify the Trust Fund, the Depositor, the Master Servicer and the Trustee for any taxes and costs including, without limitation, any reasonable attorneys' fees imposed on or incurred by the Trust Fund, the Depositor, the Master Servicer or the Trustee, as a result of a breach of the Servicer's covenants set forth in Article III or this Article X, in each case with respect to compliance with the REMIC Provisions.

                                   ARTICLE XI

                            MISCELLANEOUS PROVISIONS

                  SECTION 11.01. Amendment.

                  This Agreement may be amended from time to time by the Depositor, the Master Servicer, the Servicer and the Trustee, without the consent of any of the Certificateholders, (i) to cure any ambiguity, (ii) to correct or supplement any provisions herein which may be defective or inconsistent with any other provisions herein or to correct any error, (iii) to amend this Agreement in any respect subject to the provisions in clauses (A) and
(B) below, or (iv) if such amendment, as evidenced by an Opinion of Counsel (provided by the Person requesting such amendment) delivered to the Trustee, is reasonably necessary to comply with any requirements imposed by the Code or any successor or amendatory statute or any temporary or final regulation, revenue ruling, revenue procedure or other written official announcement or interpretation relating to federal income tax laws or any proposed such action which, if made effective, would apply retroactively to the Trust Fund at least from the effective date of such amendment; provided that such action (except any amendment described in (iv) above) shall not adversely affect in any material respect the interests of any Certificateholder (other than Certificateholders who shall consent to such amendment), as evidenced by (A) an Opinion of Counsel (provided by the Person requesting such amendment) delivered to the Trustee, and
(B) a letter from each Rating Agency, confirming that such amendment shall not cause it to lower its rating on any of the Certificates.

                  This Agreement may also be amended from time to time by the Depositor, the Master Servicer, the Servicer and the Trustee and Holders of Certificates entitled to at least 66- 2/3% of the Voting Rights for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Holders of Certificates; provided, however, that no such amendment shall (i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate without the consent of the Holder of such Certificate, (ii) adversely affect in any material respect the interests of the Holders of any Class of Certificates in a manner other than as described in (i), without the consent of the Holders of Certificates of such Class evidencing at least 66-2/3% of the Voting Rights of such Class, or (iii) reduce the aforesaid percentage of Certificates the Holders of which are required to consent to any such amendment, without the consent of the Holders of all Certificates then outstanding. Notwithstanding any other provision of this Agreement, for purposes of the giving or withholding of consents pursuant to this Section 11.01, Certificates registered in the name of the Seller, the Servicer or the Master Servicer or any affiliate thereof shall be entitled to Voting Rights with respect to matters described in (i), (ii) and
(iii) of this paragraph.

                  Notwithstanding any contrary provision of this Agreement, the Trustee shall not consent to any amendment to this Agreement unless it shall have first received an Opinion of Counsel (provided by the Person requesting such amendment) to the effect that such amendment will not result in the imposition of any tax on the Trust Fund pursuant to the REMIC Provisions or cause the Trust Fund to fail to qualify as a REMIC at any time that any Certificates are outstanding.

                  Promptly after the execution of any such amendment the Trustee shall furnish a copy of such amendment or a written statement describing the amendment to each Certificateholder, with a copy to the Rating Agencies.

                  It shall not be necessary for the consent of Certificateholders under this Section 11.01 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Trustee may prescribe.

                  Prior to executing any amendment pursuant to this Section, the Trustee shall be entitled to receive an Opinion of Counsel (provided by the Person requesting such amendment) to the effect that such amendment is authorized or permitted by this Agreement. The cost of an Opinion of Counsel delivered pursuant to this Section 11.01 shall be an expense of the party requesting such amendment, but in any case shall not be an expense of the Trustee.

                  The Trustee may, but shall not be obligated to enter into any amendment pursuant to this Section that affects its rights, duties and immunities under this Agreement or otherwise.

                  SECTION 11.02. Recordation of Agreement; Counterparts.

                  To the extent permitted by applicable law, this Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Master Servicer at the expense of the Certificateholders, but only upon direction of the Trustee accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of the Certificateholders.

                  For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

                  SECTION 11.03. Limitation on Rights of Certificateholders.

                  The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the Trust Fund, nor entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of the Trust Fund, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

                  No Certificateholder shall have any right to vote (except as expressly provided for herein) or in any manner otherwise control the operation and management of the Trust Fund, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third party by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

                  No Certificateholder shall have any right by virtue of any provision of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trustee a notice of an Event of Default, or of a default by the Depositor or the Trustee in the performance of any obligation hereunder, and of the continuance thereof, as hereinbefore provided, and unless also the Holders of Certificates entitled to at least 51% of the Voting Rights shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee, for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding. It is understood and intended, and expressly covenanted by each Certificateholder with every other Certificateholder and the Trustee, that no one or more Holders of Certificates shall have any right in any manner whatever by virtue of any provision of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of such Certificates, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Agreement, except in the manner herein provided and for the equal, ratable and common benefit of all Certificateholders. For the protection and enforcement of the provisions of this Section, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

                  SECTION 11.04. Governing Law.

                  This Agreement and the Certificates shall be construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

                  SECTION 11.05. Notices.

                  All demands, notices and direction hereunder shall be in writing and shall be deemed effective upon receipt when delivered to (a) in the case of the Depositor, 245 Park Avenue, New York, New York, 10167, Attention:
Vice President-Servicing with a copy to Joseph T. Jurkowski, Esq. at the same address, or such other address as may hereafter be furnished to the other parties hereto in writing; (b) in the case of the Master Servicer, Norwest Bank Minnesota, National Association, 11000 Broken Lane Parkway, Columbia, Maryland, 21044, Attn: Master Servicing Department (SAMI 1998-11) or such other address as may hereafter be furnished to other parties in writing); (c) in the case of the Trustee, at its Corporate Trust Office, or such other address as may hereafter be furnished to the other parties hereto in writing; (d) in the case of the Servicer, 1633 Bayshore Highway, Suite 155, Burlingame, CA 94010, Attention:
Thomas Jeter, or such other address as may hereafter be furnished to the other parties hereto in writing; or (e) in the case of the Rating Agencies, Standard & Poor's Rating Services, a Division of the McGraw-Hill Companies, Inc., 25 Broadway, New York, New York 10004 Attention: Residential Mortgage Surveillance Group and Fitch IBCA, Inc. One State Street Plaza, New York, New York, 10004, Attention of Residential Mortgage Department. Any notice required or permitted to be mailed to a Certificateholder shall be given by first class mail, postage prepaid, at the address of such Holder as shown in the Certificate Register. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Certificateholder receives such notice.

                  SECTION 11.06. Severability of Provisions.

                  If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement, of the Certificates.

                  SECTION 11.07. Successors and Assigns; Third Party
Beneficiary.

                  The provisions of this Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of the parties hereto, and all such provisions shall inure to the benefit of the Trustee and the Certificateholders.

                  SECTION 11.08. Article and Section Headings.

                  The article and section headings herein are for convenience of reference only, and shall not limit or otherwise affect the meaning hereof.

                  SECTION 11.09. Notice to Rating Agencies.

                  The Trustee shall use its best efforts to promptly provide notice to each Rating Agency referred to below with respect to each of the following of which it has actual knowledge:

                  1. Any material change or amendment to this Agreement;

                  2. The occurrence of any Event of Default that has not been cured;

                  3. The resignation or termination of the Servicer, Master Servicer or the Trustee;

                  4. The repurchase or substitution of Mortgage Loans pursuant to Section 2.03;

                  5.  The final payment to Certificateholders; and

                  6. Any change in the location of the Custodial Account or the Certificate Account.

                  In addition, the Trustee and the Master Servicer shall promptly furnish to the Rating Agency copies of the following:

                  1. Each report to Certificateholders described in Section 4.02; and

                  2. Each annual independent public accountants' servicing report received as described in Section 3.19.

                  Any such notice pursuant to this Section 11.09 shall be in writing and shall be deemed to have been duly given if personally delivered or mailed by first class mail, postage prepaid, or by express delivery service to
(i) in the case of Fitch, One State Street Plaza, New York, New York 10004, Attention of Asset Backed Surveillance Department, (ii) in the case of Standard & Poor's, 26 Broadway, 15th Floor, New York, New York 10004 or, in each case, such other address as either such Rating Agency may designate in writing to the parties thereto.

                  IN WITNESS WHEREOF, the Depositor, the Master Servicer, the Servicer and the Trustee have caused their names to be signed hereto by their respective officers thereunto duly authorized all as of the day and year first above written.

                                      STRUCTURED ASSET MORTGAGE
                                      INVESTMENTS INC.,
                                               Depositor



                                      By: /s/ Mary Haggerty
                                          --------------------------------------


                                      NORWEST BANK MINNESOTA, NATIONAL
                                      ASSOCIATION,
                                               Master Servicer



                                      By: /s/ Peter Masterman
                                          --------------------------------------


                                      PROVIDENT FUNDING ASSOCIATES, L.P.,
                                               Servicer

                                      By: Provident Funding Group, Inc.
                                      Its General Partner


                                      By: /s/ Mark E. Lefanowicz
                                          --------------------------------------


                                      THE FIRST NATIONAL BANK OF CHICAGO,
                                               Trustee



                                      By: /s/ R. Tarnas
                                          --------------------------------------

STATE OF           )
                   )  ss.:
COUNTY OF          )


                  On the ____ day of November, 1998 before me, a notary public in and for said State, personally appeared _______________________, known to me to be the _______________________ of Structured Asset Mortgage Investments Inc., the corporation that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.


                  IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.




                                     ____________________________
                                             Notary Public


[Notarial Seal]

STATE OF           )
                   )  ss.:
COUNTY OF          )


                  On the ____ day of November, 1998 before me, a notary public in and for said State, personally appeared _______________________, known to me to be the _______________________ of Provident Funding Group, Inc. the general partner of Provident Funding Associates, L.P., the limited partnership that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

                  IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.



                                     ____________________________
                                             Notary Public


[Notarial Seal]

STATE OF       )
               )  ss.:
COUNTY OF      )


                  On the ____ day of November, 1998 before me, a notary public in and for said State, personally appeared _________________________________, known to me to be the of Norwest Bank Minnesota, National Association, and also known to me to be the person who executed the within instrument as a duly authorized officer of said corporation on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

                  IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.



                                     ____________________________
                                             Notary Public


[Notarial Seal]

STATE OF NEW YORK        )
                         )  ss.:
COUNTY OF NEW YORK       )


                  On the 30th day of November, 1998, before me, a notary public in and for said State, personally appeared _________________, known to me to be a _____________ of The First National Bank of Chicago, the corporation that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

                  IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.



                                     ____________________________
                                             Notary Public


[Notarial Seal]

                                   EXHIBIT A-1

                           FORM OF CLASS A CERTIFICATE


                  SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").

                  THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE DECREASED BY THE PRINCIPAL PAYMENTS HEREON AND REALIZED LOSSES ALLOCABLE HERETO. ACCORDINGLY, FOLLOWING THE INITIAL ISSUANCE OF THE CERTIFICATES, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE DIFFERENT FROM THE DENOMINATION SHOWN BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CERTIFICATE PRINCIPAL BALANCE BY INQUIRY OF THE TRUSTEE NAMED HEREIN.

                  UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                  [THE FOLLOWING INFORMATION IS PROVIDED SOLELY FOR THE PURPOSES OF APPLYING THE U.S. FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES TO THIS CERTIFICATE. THE ISSUE DATE OF THIS CERTIFICATE IS NOVEMBER 30, 1998. ASSUMING THAT THE MORTGAGE LOANS PREPAY AT 275% OF THE STANDARD PREPAYMENT ASSUMPTION (AS DESCRIBED IN THE PROSPECTUS SUPPLEMENT), [AND ASSUMING A CONSTANT PASS-THROUGH RATE EQUAL TO THE INITIAL PASS-THROUGH RATE,] THIS CERTIFICATE HAS BEEN ISSUED WITH NO MORE THAN $_____ OF OID PER $1,000 OF INITIAL CERTIFICATE PRINCIPAL BALANCE, THE YIELD TO MATURITY IS ___% AND THE AMOUNT OF OID ATTRIBUTABLE TO THE INITIAL ACCRUAL PERIOD IS NO MORE THAN $_______ PER $1,000 OF INITIAL CERTIFICATE PRINCIPAL BALANCE, COMPUTED USING THE APPROXIMATE METHOD. NO REPRESENTATION IS MADE THAT THE MORTGAGE LOANS WILL PREPAY AT A RATE BASED ON THE STANDARD PREPAYMENT ASSUMPTION OR AT ANY OTHER RATE OR AS TO THE CONSTANCY OF THE PASS-THROUGH RATE.]




                                      A-1-1

Certificate No. 1                    ___% Pass-Through Rate

Class A-__ Senior

Date of Pooling and Servicing
Agreement and Cut-off Date:
November 1, 1998

First Distribution Date:             Aggregate Initial Certificate Principal
December 28, 1998                    Balance of this Certificate as of the
                                     Cut-off Date: $_____________

Master Servicer:                     Initial Certificate Principal Balance of
Norwest Bank Minnesota, N.A.         this Certificate as of the Cut-off Date:
                                     $_________________

Servicer:
Provident Funding Associates, L.P.   CUSIP 86358H _____

Assumed Final
Distribution Date:
January 25, 2029


                        MORTGAGE PASS-THROUGH CERTIFICATE
                                 SERIES 1998-11

         evidencing a percentage interest in the distributions allocable to the Class A-__ Certificates with respect to a Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate mortgage loans sold by STRUCTURED ASSET MORTGAGE INVESTMENTS INC.

                  This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Structured Asset Mortgage Investments Inc., the Master Servicer, the Servicer or the Trustee referred to below or any of their affiliates or any other person. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental entity or by Structured Asset Mortgage Investments Inc., the Master Servicer, the Servicer or the Trustee or any of their affiliates or any other person. None of Structured Asset Mortgage Investments Inc., the Master Servicer, the Servicer or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

                  This certifies that _______________ is the registered owner of the Percentage Interest evidenced hereby in the beneficial ownership interest of Certificates of the same Class as this Certificate in a trust (the "Trust Fund") generally consisting of thirty year, first lien, fixed rate mortgages secured by one- to four- family residences and individual condominium units (collectively, the "Mortgage Loans") sold by Structured Asset Mortgage Investments Inc. ("SAMI"). The Mortgage Loans were sold by Provident Funding Associates, L.P. ("Provident") to SAMI.


                                      A-1-2

Norwest Bank Minnesota, National Association ("Norwest") will act as master servicer of the Mortgage Loans (the "Master Servicer," which term includes any successors thereto under the Agreement referred to below) and Provident will act as servicer of the Mortgage Loans (the "Servicer," which term includes any successors thereto under the Agreement referred to below). The Trust Fund was created pursuant to the Pooling and Servicing Agreement dated as of the Cut-off Date specified above (the "Agreement"), between SAMI, as depositor (the "Depositor"), Norwest, as master servicer, Provident, as servicer, and The First National Bank of Chicago, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, capitalized terms used herein shall have the meaning ascribed to them in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of its acceptance hereof assents and by which such Holder is bound.

                  [Interest on this Certificate will accrue during the month prior to the month in which a Distribution Date (as hereinafter defined) occurs on the Certificate Principal Balance hereof at a per annum rate equal to the Pass-Through Rate set forth above.] The Trustee will distribute on the 25th day of each month, or, if such 25th day is not a Business Day, the immediately following Business Day (each, a "Distribution Date"), commencing on the First Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the calendar month preceding the month of such Distribution Date, an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount (of [interest and] [principal], if any) required to be distributed to the Holders of Certificates of the same Class as this Certificate. The Assumed Final Distribution Date is the first anniversary of the Distribution Date immediately following the latest scheduled maturity date of any Mortgage Loan and is not likely to be the date on which the Certificate Principal Balance of this Class of Certificates will be reduced to zero.

                  Distributions on this Certificate will be made by the Trustee by check mailed to the address of the Person entitled thereto as such name and address shall appear on the Certificate Register or, if such Person so requests by notifying the Trustee in writing as specified in the Agreement. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose and designated in such notice. The Initial Certificate Principal Balance of this Certificate is set forth above. The Certificate Principal Balance hereof will be reduced to the extent of distributions allocable to principal hereon and any Realized Losses allocable hereto.

                  This Certificate is one of a duly authorized issue of Certificates designated as set forth on the face hereof (the "Certificates"), issued in twenty-seven Classes. The Certificates, in the aggregate, evidence the entire beneficial ownership interest in the Trust Fund formed pursuant to the Agreement.

                  The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the Trust Fund for payment hereunder and that the Trustee is not liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.



                                      A-1-3

                  This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced hereby, and the rights, duties and immunities of the Trustee.

                  The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor and the rights of the Certificateholders under the Agreement from time to time by the Depositor and the Trustee with the consent of the Holders of Certificates evidencing Percentage Interests aggregating not less than 66- 2/3% (or in certain cases, Holders of Certificates of affected Classes evidencing such percentage of the Percentage Interests thereof). Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

                  As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable with the Trustee upon surrender of this Certificate for registration of transfer at the offices or agencies maintained by the Trustee for such purposes, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Trustee duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates in authorized denominations representing a like aggregate Percentage Interest will be issued to the designated transferee.

                  The Certificates are issuable only as registered Certificates without coupons in the Classes and denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for one or more new Certificates evidencing the same Class and in the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

                  No service charge will be made to the Certificateholders for any such registration of transfer, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith. The Depositor, the Master Servicer, the Servicer, the Trustee and any agent of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of Depositor, the Master Servicer, the Servicer, the Trustee or any such agent shall be affected by notice to the contrary.

                  The obligations created by the Agreement and the Trust Fund created thereby (other than the obligations to make payments to Certificateholders with respect to the termination of the Agreement) shall terminate upon the earlier of (i) the later of the (A) final payment or other liquidation (or Advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund and (B) disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and the remittance of all funds due under the Agreement, or (ii) the optional repurchase by the party named in the Agreement of all the Mortgage Loans and other assets of the Trust Fund in accordance with the terms of the Agreement. Such optional repurchase may be made only on or after the Distribution Date on which the aggregate unpaid principal balance of the Mortgage Loans is less than the percentage of the aggregate Stated Principal Balance specified in the Agreement of the Mortgage Loans at the Cut-off Date. The exercise of such right will effect the early


                                      A-1-4
retirement of the Certificates. In no event, however, will the Trust Fund created by the Agreement continue beyond the expiration of 21 years after the death of certain persons identified in the Agreement.

                  Unless this Certificate has been countersigned by an authorized signatory of the Trustee by manual signature, this Certificate shall not be entitled to any benefit under the Agreement, or be valid for any purpose.


                                      A-1-5

                  IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.


Dated: November 30, 1998            THE FIRST NATIONAL BANK OF CHICAGO
                                       Not in its individual capacity but solely as Trustee


                                    By:_________________________________________
                                       Authorized Signatory



                          CERTIFICATE OF AUTHENTICATION
                          -----------------------------

                  This is one of the Class A-__ Certificates referred to in the within-mentioned Agreement.

                                    THE FIRST NATIONAL BANK OF CHICAGO
                                       Authorized signatory of The First
                                       National Bank of Chicago, not in its
                                       individual capacity but solely as Trustee



                                    By:________________________________________
                                       Authorized Signatory




                                      A-1-6

                                   ASSIGNMENT


                  FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto (Please print or typewrite name and address including postal zip code of assignee) a Percentage Interest evidenced by the within Mortgage Pass-Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

                  I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:______________________________

________________________________________________________________________________

________________________________________________________________________________






Dated:          ________________________________________________________________
                             Signature by or on behalf of assignor




                                             ___________________________________
                                                    Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS

                  The assignee should include the following for purposes of distribution:

                  Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _________________________________________________
for the account of _______________________________ account number __________, or, if mailed by check, to _________________________________________. Applicable
statements should be mailed to ________________________________________________.

                  This information is provided by ______________________, the assignee named above, or ____________________________, as its agent.


                                      A-1-7

                                   EXHIBIT A-2

                    FORM OF CLASS X AND CLASS PO CERTIFICATE


                  SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").

                  THE [CERTIFICATE PRINCIPAL BALANCE] [NOTIONAL AMOUNT] OF THIS CERTIFICATE WILL BE DECREASED BY [THE PRINCIPAL PAYMENTS HEREON] [TO THE EXTENT OF PRINCIPAL DISTRIBUTIONS ON THE PREMIUM MORTGAGE LOANS] AND REALIZED LOSSES ALLOCATED HERETO. ACCORDINGLY, FOLLOWING THE INITIAL ISSUANCE OF THE CERTIFICATES, THE [CERTIFICATE PRINCIPAL BALANCE] [NOTIONAL AMOUNT] OF THIS CERTIFICATE WILL BE DIFFERENT FROM THE DENOMINATION SHOWN BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS [CERTIFICATE PRINCIPAL BALANCE] [NOTIONAL AMOUNT] BY INQUIRY OF THE TRUSTEE NAMED HEREIN.

                  THIS CERTIFICATE MAY NOT BE ACQUIRED DIRECTLY OR INDIRECTLY BY, OR ON BEHALF OF, AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT WHICH IS SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, AND/OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, UNLESS THE PROPOSED TRANSFER AND/OR HOLDING OF A CERTIFICATE AND THE SERVICING, MANAGEMENT AND/OR OPERATION OF THE TRUST AND ITS ASSETS: (I) WILL NOT RESULT IN ANY PROHIBITED TRANSACTION WHICH IS NOT COVERED UNDER AN INDIVIDUAL OR CLASS PROHIBITED TRANSACTION EXEMPTION, INCLUDING, BUT NOT LIMITED TO, PROHIBITED TRANSACTION EXEMPTION ("PTE") 84-14, PTE 91-38, PTE 90-1, PTE 95-60, PTE 96-23 OR SECTION 401(C) OF ERISA AND THE REGULATIONS TO BE PROMULGATED THEREUNDER AND (II) WILL NOT GIVE RISE TO ANY ADDITIONAL FIDUCIARY DUTIES ON THE PART OF THE DEPOSITOR, THE MASTER SERVICER, THE SERVICER OR THE TRUSTEE, WHICH WILL BE DEEMED REPRESENTED BY AN OWNER OF A BOOK-ENTRY CERTIFICATE AND WILL BE EVIDENCED BY A REPRESENTATION OR AN OPINION OF COUNSEL TO SUCH EFFECT BY OR ON BEHALF OF A HOLDER OF A DEFINITIVE CERTIFICATE.

                  THE FOLLOWING INFORMATION IS PROVIDED SOLELY FOR THE PURPOSES OF APPLYING THE U.S. FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES TO THIS CERTIFICATE. THE ISSUE DATE OF THIS CERTIFICATE IS NOVEMBER 30, 1998. ASSUMING THAT THE MORTGAGE LOANS PREPAY AT 275% OF THE STANDARD PREPAYMENT ASSUMPTION (AS DESCRIBED


                                      A-2-1

IN THE PROSPECTUS SUPPLEMENT), [AND ASSUMING A CONSTANT PASS-THROUGH RATE EQUAL TO THE INITIAL PASS-THROUGH RATE,] THIS CERTIFICATE HAS BEEN ISSUED WITH NO MORE THAN $_____ OF OID PER $1,000 OF INITIAL CERTIFICATE PRINCIPAL BALANCE, THE YIELD TO MATURITY IS ___% AND THE AMOUNT OF OID ATTRIBUTABLE TO THE INITIAL ACCRUAL PERIOD IS NO MORE THAN $_______ PER $1,000 OF INITIAL CERTIFICATE PRINCIPAL BALANCE, COMPUTED USING THE APPROXIMATE METHOD. NO REPRESENTATION IS MADE THAT THE MORTGAGE LOANS WILL PREPAY AT A RATE BASED ON THE STANDARD PREPAYMENT ASSUMPTION OR AT ANY OTHER RATE OR AS TO THE CONSTANCY OF THE PASS-THROUGH RATE.





                                      A-2-2

Certificate No. 1                   [0.00%][Variable] Pass-Through Rate

Class [X][PO] Senior

Date of Pooling and Servicing
Agreement and Cut-off Date:
November 1, 1998

First Distribution Date:            Aggregate Initial [Certificate Principal
December 28, 1998                   Balance][Notional Amount] of this
                                    Certificate as of the Cut-off Date:
                                    $_________________

                                    Initial [Certificate Principal Balance]
                                    [Notional Amount] of this Certificate as of the Cut-off Date: $_____________

Master Servicer:
Norwest Bank Minnesota, N.A.

Servicer:
Provident Funding Associates, L.P.  CUSIP 86358H _____

Assumed Final
Distribution Date:
January 25, 2029


                        MORTGAGE PASS-THROUGH CERTIFICATE
                                 SERIES 1998-11

         evidencing a percentage interest in the distributions allocable to the Class [X][PO] Certificates with respect to a Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate mortgage loans sold by STRUCTURED ASSET MORTGAGE INVESTMENTS INC.

                  This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Structured Asset Mortgage Investments Inc., the Master Servicer, the Servicer or the Trustee referred to below or any of their affiliates or any other person. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental entity or by Structured Asset Mortgage Investments Inc., the Master Servicer, the Servicer or the Trustee or any of their affiliates or any other person. None of Structured Asset Mortgage Investments Inc., the Master Servicer, the Servicer or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

                  This certifies that ____________________ is the registered owner of the Percentage Interest evidenced hereby in the beneficial ownership interest of Certificates of the same Class as this Certificate in a trust (the "Trust Fund") generally consisting of thirty year, first lien, fixed rate


                                      A-2-3
mortgages secured by one- to four- family residences and individual condominium units (collectively, the "Mortgage Loans") sold by Structured Asset Mortgage Investments Inc. ("SAMI"). The Mortgage Loans were sold by Provident Funding Associates, L.P. ("Provident") to SAMI. Norwest Bank Minnesota, National Association ("Norwest") will act as master servicer of the Mortgage Loans (the "Master Servicer," which term includes any successors thereto under the Agreement referred to below) and Provident will act as servicer of the Mortgage Loans (the "Servicer," which term includes any successors thereto under the Agreement referred to below). The Trust Fund was created pursuant to the Pooling and Servicing Agreement dated as of the Cut-off Date specified above (the "Agreement"), between SAMI, as depositor (the "Depositor"), Norwest, as master servicer, Provident, as servicer, and The First National Bank of Chicago, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, capitalized terms used herein shall have the meaning ascribed to them in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of its acceptance hereof assents and by which such Holder is bound.

                  [Interest on this Certificate will accrue during the month prior to the month in which a Distribution Date (as hereinafter defined) occurs on the Notional Amount (equal to the aggregate Stated Principal Balance of the Premium Mortgage Loans) at a variable Pass-Through Rate equal to the Pool Strip Rates of the Premium Mortgage Loans. The Trustee will distribute on the 25th day of each month, or, if such 25th day is not a Business Day, the immediately following Business Day (each, a "Distribution Date"), commencing on the First Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the calendar month preceding the month of such Distribution Date, an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount (of [interest and] [principal], if any) required to be distributed to the Holders of Certificates of the same Class as this Certificate. The Assumed Final Distribution Date is the first anniversary of the Distribution Date immediately following the latest scheduled maturity date of any Mortgage Loan and is not likely to be the date on which the [Certificate Principal Balance][Notional Amount] of this Class of Certificates will be reduced to zero. The Initial [Certificate Principal Balance] [Notional Amount] of this Certificate is set forth above. The [Certificate Principal Balance] [Notional Amount] hereof will be reduced to the extent of distributions allocable to principal hereon [on the Premium Mortgage Loans] and any Realized Losses allocable hereto.

                  Distributions on this Certificate will be made by the Trustee by check mailed to the address of the Person entitled thereto as such name and address shall appear on the Certificate Register or, if such Person so requests by notifying the Trustee in writing as specified in the Agreement. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose and designated in such notice.

                  This Certificate may not be acquired directly or indirectly by, or on behalf of, an employee benefit plan or other retirement arrangement which is subject to Title I of the Employee Retirement Income Security Act of 1974, as amended, and/or section 4975 of the Internal Revenue


                                      A-2-4

Code of 1986, as amended, unless the proposed transfer and/or holding of a Certificate and the servicing, management and/or operation of the trust and its assets: (i) will not result in any prohibited transaction which is not covered under an individual or class prohibited transaction exemption, including, but not limited to, Prohibited Transaction Exemption ("PTE") 84-14, PTE 91-38, PTE 90-1, PTE 95-60, PTE 96-23 or Section 401(c) of ERISA and the regulations promulgated thereunder and (ii) will not give rise to any additional fiduciary duties on the part of the Depositor, the Master Servicer or the Trustee, which will be deemed represented by an owner of a Book-Entry Certificate and will be evidenced by a representation or an Opinion of Counsel to such effect by or on behalf of a Holder of a Definitive Certificate.

                  This Certificate is one of a duly authorized issue of Certificates designated as set forth on the face hereof (the "Certificates"), issued in twenty-seven Classes. The Certificates, in the aggregate, evidence the entire beneficial ownership interest in the Trust Fund formed pursuant to the Agreement.

                  The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the Trust Fund for payment hereunder and that the Trustee is not liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

                  This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced hereby, and the rights, duties and immunities of the Trustee.

                  The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor and the rights of the Certificateholders under the Agreement from time to time by the Depositor and the Trustee with the consent of the Holders of Certificates evidencing Percentage Interests aggregating not less than 66- 2/3% (or in certain cases, Holders of Certificates of affected Classes evidencing such percentage of the Percentage Interests thereof). Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

                  As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable with the Trustee upon surrender of this Certificate for registration of transfer at the offices or agencies maintained by the Trustee for such purposes, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Trustee duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates in authorized denominations representing a like aggregate Percentage Interest will be issued to the designated transferee.

                  The Certificates are issuable only as registered Certificates without coupons in the Classes and denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for one or more new


                                      A-2-5

Certificates evidencing the same Class and in the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

                  No service charge will be made to the Certificateholders for any such registration of transfer, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith. The Depositor, the Master Servicer, the Servicer, the Trustee and any agent of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of Depositor, the Master Servicer, the Servicer, the Trustee or any such agent shall be affected by notice to the contrary.

                  The obligations created by the Agreement and the Trust Fund created thereby (other than the obligations to make payments to Certificateholders with respect to the termination of the Agreement) shall terminate upon the earlier of (i) the later of the (A) final payment or other liquidation (or Advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund and (B) disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and the remittance of all funds due under the Agreement, or (ii) the optional repurchase by the party named in the Agreement of all the Mortgage Loans and other assets of the Trust Fund in accordance with the terms of the Agreement. Such optional repurchase may be made only on or after the Distribution Date on which the aggregate unpaid principal balance of the Mortgage Loans is less than the percentage of the aggregate Stated Principal Balance specified in the Agreement of the Mortgage Loans at the Cut-off Date. The exercise of such right will effect the early retirement of the Certificates. In no event, however, will the Trust Fund created by the Agreement continue beyond the expiration of 21 years after the death of certain persons identified in the Agreement.

                  Unless this Certificate has been countersigned by an authorized signatory of the Trustee by manual signature, this Certificate shall not be entitled to any benefit under the Agreement, or be valid for any purpose.


                                      A-2-6

                  IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.


Dated: November 30, 1998            THE FIRST NATIONAL BANK OF CHICAGO
                                       Not in its individual capacity but solely as Trustee


                                    By:_________________________________________
                                       Authorized Signatory



                          CERTIFICATE OF AUTHENTICATION
                          -----------------------------

                  This is one of the Class [X][PO] Certificates referred to in the within-mentioned Agreement.

                                    THE FIRST NATIONAL BANK OF CHICAGO
                                       Authorized signatory of The First
                                       National Bank of Chicago, not in its
                                       individual capacity but solely as Trustee



                                    By:________________________________________
                                       Authorized Signatory




                                      A-2-7

                                   ASSIGNMENT
                                   ----------


                  FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto (Please print or typewrite name and address including postal zip code of assignee) a Percentage Interest evidenced by the within Mortgage Pass-Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

                  I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:______________________________

________________________________________________________________________________

________________________________________________________________________________






Dated:          ________________________________________________________________
                             Signature by or on behalf of assignor




                                             ___________________________________
                                                    Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS

                  The assignee should include the following for purposes of distribution:

                  Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _________________________________________________
for the account of _______________________________ account number __________, or, if mailed by check, to _________________________________________. Applicable
statements should be mailed to ________________________________________________.

                  This information is provided by ______________________, the assignee named above, or ____________________________, as its agent.


                                     A-2-8

                                   EXHIBIT A-3

                           FORM OF CLASS R CERTIFICATE

                  THIS CERTIFICATE MAY NOT BE HELD BY OR TRANSFERRED TO A NON-UNITED STATES PERSON, A PUBLICLY TRADED PARTNERSHIP OR A DISQUALIFIED ORGANIZATION (AS DEFINED BELOW).

                  SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").

                  THIS CERTIFICATE MAY NOT BE ACQUIRED DIRECTLY OR INDIRECTLY BY, OR ON BEHALF OF, AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT WHICH IS SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, AND/OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, UNLESS THE PROPOSED TRANSFER AND/OR HOLDING OF A CERTIFICATE AND THE SERVICING, MANAGEMENT AND/OR OPERATION OF THE TRUST AND ITS ASSETS: (I) WILL NOT RESULT IN ANY PROHIBITED TRANSACTION WHICH IS NOT COVERED UNDER AN INDIVIDUAL OR CLASS PROHIBITED TRANSACTION EXEMPTION, INCLUDING, BUT NOT LIMITED TO, PROHIBITED TRANSACTION EXEMPTION ("PTE") 84-14, PTE 91-38, PTE 90-1, PTE 95-60, PTE 96-23 OR SECTION 401(C) OF ERISA AND THE REGULATIONS TO BE PROMULGATED THEREUNDER AND (II) WILL NOT GIVE RISE TO ANY ADDITIONAL FIDUCIARY DUTIES ON THE PART OF THE DEPOSITOR, THE MASTER SERVICER, THE SERVICER OR THE TRUSTEE, WHICH WILL BE DEEMED REPRESENTED BY AN OWNER OF A BOOK-ENTRY CERTIFICATE AND WILL BE EVIDENCED BY A REPRESENTATION OR AN OPINION OF COUNSEL TO SUCH EFFECT BY OR ON BEHALF OF A HOLDER OF A DEFINITIVE CERTIFICATE.

         ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE MAY BE MADE ONLY IF THE PROPOSED TRANSFEREE PROVIDES A TRANSFER AFFIDAVIT TO THE MASTER SERVICER AND THE TRUSTEE THAT (1) SUCH TRANSFEREE IS NOT (A) THE UNITED STATES, ANY STATE OR POLITICAL SUBDIVISION THEREOF, ANY FOREIGN GOVERNMENT, ANY INTERNATIONAL ORGANIZATION, OR ANY AGENCY OR INSTRUMENTALITY OF ANY OF THE FOREGOING, (B) ANY ORGANIZATION (OTHER THAN A COOPERATIVE DESCRIBED IN SECTION 521 OF THE CODE) WHICH IS EXEMPT FROM THE TAX IMPOSED BY CHAPTER 1 OF THE CODE UNLESS SUCH ORGANIZATION IS SUBJECT TO THE TAX IMPOSED BY SECTION 511 OF THE CODE, (C) ANY ORGANIZATION DESCRIBED IN SECTION 1381(A)(2)(C) OF THE CODE, (ANY SUCH PERSON DESCRIBED IN THE FOREGOING CLAUSES (A), (B) OR (C) BEING HEREIN REFERRED TO AS A "DISQUALIFIED ORGANIZATION") OR (D) AN AGENT OF A


                                      A-3-1

DISQUALIFIED ORGANIZATION, (2) NO PURPOSE OF SUCH TRANSFER IS TO IMPEDE THE ASSESSMENT OR COLLECTION OF TAX AND (3) SUCH TRANSFEREE SATISFIES CERTAIN ADDITIONAL CONDITIONS RELATING TO THE FINANCIAL CONDITION OF THE PROPOSED TRANSFEREE. NOTWITHSTANDING THE REGISTRATION IN THE CERTIFICATE REGISTER OR ANY TRANSFER, SALE OR OTHER DISPOSITION OF THIS CERTIFICATE TO A DISQUALIFIED ORGANIZATION OR AN AGENT OF A DISQUALIFIED ORGANIZATION, SUCH REGISTRATION SHALL BE DEEMED TO BE OF NO LEGAL FORCE OR EFFECT WHATSOEVER AND SUCH PERSON SHALL NOT BE DEEMED TO BE A CERTIFICATEHOLDER FOR ANY PURPOSE HEREUNDER, INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF DISTRIBUTIONS ON THIS CERTIFICATE. EACH HOLDER OF THIS CERTIFICATE BY ACCEPTANCE OF THIS CERTIFICATE SHALL BE DEEMED TO HAVE CONSENTED TO THE PROVISIONS OF THIS PARAGRAPH.


                                      A-3-2

Certificate No. 1                        ___% Pass-Through Rate

Class R Senior

Date of Pooling and Servicing
Agreement and Cut-off Date:
November 1, 1998

First Distribution Date:
December 28, 1998                        Aggregate Initial Certificate Principal
                                         Balance of this Certificate as of the
                                         Cut-off Date: $______________
Master Servicer:
Norwest Bank Minnesota, N.A.             Initial Certificate Principal Balance
                                         of this Certificate as of the Cut-off
                                         Date: $100.00
Servicer:
Provident Funding Associates, L.P.       CUSIP 86358H _____

Assumed Final Distribution Date:
January 25, 2029


                        MORTGAGE PASS-THROUGH CERTIFICATE
                                 SERIES 1998-11

         evidencing a percentage interest in the distributions allocable to the Class R-__ Certificates with respect to a Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate mortgage loans sold by STRUCTURED ASSET MORTGAGE INVESTMENTS INC.

                  This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Structured Asset Mortgage Investments Inc., the Master Servicer, the Servicer or the Trustee referred to below or any of their affiliates or any other person. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental entity or by Structured Asset Mortgage Investments Inc., the Master Servicer, the Servicer or the Trustee or any of their affiliates or any other person. None of Structured Asset Mortgage Investments Inc., the Master Servicer, the Servicer or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

                  This certifies that _________________ is the registered owner of the Percentage Interest evidenced hereby in the beneficial ownership interest of Certificates of the same Class as this Certificate in a trust (the "Trust Fund") generally consisting of thirty year, first lien, fixed rate mortgages secured by one- to four- family residences and individual condominium units (collectively, the "Mortgage Loans") sold by Structured Asset Mortgage Investments Inc. ("SAMI"). The Mortgage Loans were sold by Provident Funding Associates, L.P. ("Provident") to SAMI.


                                      A-3-3

Norwest Bank Minnesota, National Association ("Norwest") will act as master servicer of the Mortgage Loans (the "Master Servicer," which term includes any successors thereto under the Agreement referred to below) and Provident will act as servicer of the Mortgage Loans (the "Servicer," which term includes any successors thereto under the Agreement referred to below). The Trust Fund was created pursuant to the Pooling and Servicing Agreement dated as of the Cutoff Date specified above (the "Agreement"), between SAMI, as depositor (the "Depositor"), Norwest, as master servicer, Provident, as servicer and The First National Bank of Chicago, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, capitalized terms used herein shall have the meaning ascribed to them in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of its acceptance hereof assents and by which such Holder is bound.

                  Interest on this Certificate will accrue during the month prior to the month in which a Distribution Date (as hereinafter defined) occurs on the Certificate Principal Balance hereof at a per annum rate equal to the Pass-Through Rate set forth above. The Trustee will distribute on the 25th day of each month, or, if such 25th day is not a Business Day, the immediately following Business Day (each, a "Distribution Date"), commencing on the First Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the calendar month preceding the month of such Distribution Date, an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount (interest and principal, if any) required to be distributed to the Holders of Certificates of the same Class as this Certificate. The Assumed Final Distribution Date is the first anniversary of the Distribution Date immediately following the latest scheduled maturity date of any Mortgage Loan and is not likely to be the date on which the Certificate Principal Balance of this Class of Certificates will be reduced to zero.

                  Distributions on this Certificate will be made by the Trustee by check mailed to the address of the Person entitled thereto as such name and address shall appear on the Certificate Register. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose and designated in such notice. The Initial Certificate Principal Balance of this Certificate is set forth above. The Certificate Principal Balance hereof will be reduced to the extent of distributions allocable to principal hereon and any Realized Losses allocable hereto.

                  Each Holder of this Certificate will be deemed to have agreed to be bound by the restrictions set forth in the Agreement to the effect that
(i) each person holding or acquiring any Ownership Interest in this Certificate must be a United States Person and a Permitted Transferee, (ii) the transfer of any Ownership Interest in this Certificate will be conditioned upon the delivery to the Trustee of, among other things, an affidavit to the effect that it is a United States Person and Permitted Transferee, (iii) any attempted or purported transfer of any Ownership Interest in this Certificate in violation of such restrictions will be absolutely null and void and will vest no rights in the purported transferee, and (iv) if any person other than a United States Person and a Permitted Transferee acquires any Ownership Interest in this Certificate in violation of such restrictions, then


                                      A-3-4
the Depositor will have the right, in its sole discretion and without notice to the Holder of this Certificate, to sell this Certificate to a purchaser selected by the Company, which purchaser may be the Depositor, or any affiliate of the Depositor, on such terms and conditions as the Depositor may choose.

                  This Certificate may not be acquired directly or indirectly by, or on behalf of, an employee benefit plan or other retirement arrangement which is subject to Title I of the Employee Retirement Income Security Act of 1974, as amended, and/or section 4975 of the Internal Revenue Code of 1986, as amended, unless the proposed transfer and/or holding of a Certificate and the servicing, management and/or operation of the trust and its assets: (i) will not result in any prohibited transaction which is not covered under an individual or class prohibited transaction exemption, including, but not limited to, Prohibited Transaction Exemption ("PTE") 84-14, PTE 91-38, PTE 90-1, PTE 95-60, PTE 96-23 or Section 401(c) of ERISA and the regulations promulgated thereunder and (ii) will not give rise to any additional fiduciary duties on the part of the Depositor, the Master Servicer or the Trustee, which will be deemed represented by an owner of a Book-Entry Certificate and will be evidenced by a representation or an Opinion of Counsel to such effect by or on behalf of a Holder of a Definitive Certificate.

                  This Certificate is one of a duly authorized issue of Certificates designated as set forth on the face hereof (the "Certificates"), issued in twenty-seven Classes. The Certificates, in the aggregate, evidence the entire beneficial ownership interest in the Trust Fund formed pursuant to the Agreement.

                  The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the Trust Fund for payment hereunder and that the Trustee is not liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

                  This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced hereby, and the rights, duties and immunities of the Trustee.

                  The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor and the rights of the Certificateholders under the Agreement from time to time by the Depositor and the Trustee with the consent of the Holders of Certificates evidencing Percentage Interests aggregating not less than
66-
2/3% (or in certain cases, Holders of Certificates of affected Classes evidencing such percentage of the Percentage Interests thereof). Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

                  As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable with the Trustee upon surrender of this Certificate for registration of transfer at the offices or agencies maintained by the Trustee for such purposes, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Trustee


                                      A-3-5
duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates in authorized denominations representing a like aggregate Percentage Interest will be issued to the designated transferee.

                  The Certificates are issuable only as registered Certificates without coupons in the Classes and denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for one or more new Certificates evidencing the same Class and in the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

                  No service charge will be made to the Certificateholders for any such registration of transfer, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith. The Depositor, the Master Servicer, the Servicer, the Trustee and any agent of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Master Servicer, the Servicer, the Trustee or any such agent shall be affected by notice to the contrary.

                  The obligations created by the Agreement and the Trust Fund created thereby (other than the obligations to make payments to Certificateholders with respect to the termination of the Agreement) shall terminate upon the earlier of (i) the later of the (A) final payment or other liquidation (or Advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund and (B) disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and the remittance of all funds due under the Agreement, or (ii) the optional repurchase by the party named in the Agreement of all the Mortgage Loans and other assets of the Trust Fund in accordance with the terms of the Agreement. Such optional repurchase may be made only on or after the Distribution Date on which the aggregate unpaid principal balance of the Mortgage Loans is less than the percentage of the aggregate Stated Principal Balance specified in the Agreement of the Mortgage Loans at the Cut-off Date. The exercise of such right will effect the early retirement of the Certificates. In no event, however, will the Trust Fund created by the Agreement continue beyond the expiration of 21 years after the death of certain persons identified in the Agreement.

                  Unless this Certificate has been countersigned by an authorized signatory of the Trustee by manual signature, this Certificate shall not be entitled to any benefit under the Agreement, or be valid for any purpose.


                                      A-3-6

                  IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.


Dated: November 30, 1998            THE FIRST NATIONAL BANK OF CHICAGO
                                       Not in its individual capacity but solely as Trustee


                                    By:_________________________________________
                                       Authorized Signatory



                          CERTIFICATE OF AUTHENTICATION

                  This is one of the Class A-__ Certificates referred to in the within-mentioned Agreement.

                                    THE FIRST NATIONAL BANK OF CHICAGO
                                       Authorized signatory of The First
                                       National Bank of Chicago, not in its
                                       individual capacity but solely as Trustee



                                    By:________________________________________
                                       Authorized Signatory




                                      A-3-7

                                   ASSIGNMENT


                  FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto (Please print or typewrite name and address including postal zip code of assignee) a Percentage Interest evidenced by the within Mortgage Pass-Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

                  I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:______________________________

________________________________________________________________________________

________________________________________________________________________________






Dated:          ________________________________________________________________
                             Signature by or on behalf of assignor




                                             ___________________________________
                                                    Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS

                  The assignee should include the following for purposes of distribution:

                  Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _________________________________________________
for the account of _______________________________ account number __________, or, if mailed by check, to _________________________________________. Applicable
statements should be mailed to ________________________________________________.

                  This information is provided by ______________________, the assignee named above, or ____________________________, as its agent.


                                      A-3-8

                                   EXHIBIT B-1

                           FORM OF CLASS B CERTIFICATE


                  SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").

                  THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE DECREASED BY THE PRINCIPAL PAYMENTS HEREON AND ANY REALIZED LOSSES ALLOCABLE HERETO. ACCORDINGLY, FOLLOWING THE INITIAL ISSUANCE OF THE CERTIFICATES, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE DIFFERENT FROM THE DENOMINATION SHOWN BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CERTIFICATE PRINCIPAL BALANCE BY INQUIRY OF THE TRUSTEE NAMED HEREIN.

                  [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

                  [THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT AND LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS WHICH ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT AND UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE AGREEMENT.]

                  THIS CERTIFICATE MAY NOT BE ACQUIRED DIRECTLY OR INDIRECTLY BY, OR ON BEHALF OF, AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT WHICH IS SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, AND/OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, UNLESS THE PROPOSED TRANSFER AND/OR HOLDING OF A CERTIFICATE AND THE SERVICING, MANAGEMENT AND/OR OPERATION OF THE TRUST AND ITS ASSETS: (I) WILL NOT RESULT IN ANY PROHIBITED TRANSACTION WHICH IS NOT


                                      B-1-1

COVERED UNDER AN INDIVIDUAL OR CLASS PROHIBITED TRANSACTION EXEMPTION, INCLUDING, BUT NOT LIMITED TO, PROHIBITED TRANSACTION EXEMPTION ("PTE") 84-14, PTE 91-38, PTE 90-1, PTE 95-60, PTE 96-23 OR SECTION 401(C) OF ERISA AND THE REGULATIONS TO BE PROMULGATED THEREUNDER AND (II) WILL NOT GIVE RISE TO ANY ADDITIONAL FIDUCIARY DUTIES ON THE PART OF THE DEPOSITOR, THE MASTER SERVICER, THE SERVICER OR THE TRUSTEE, WHICH WILL BE DEEMED REPRESENTED BY AN OWNER OF A BOOK-ENTRY CERTIFICATE AND WILL BE EVIDENCED BY A REPRESENTATION OR AN OPINION OF COUNSEL TO SUCH EFFECT BY OR ON BEHALF OF A HOLDER OF A DEFINITIVE CERTIFICATE.

                  [THE FOLLOWING INFORMATION IS PROVIDED SOLELY FOR THE PURPOSES OF APPLYING THE U.S. FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES TO THIS CERTIFICATE. THE ISSUE DATE OF THIS CERTIFICATE IS NOVEMBER 30, 1998. ASSUMING THAT THE MORTGAGE LOANS PREPAY AT 275% OF THE STANDARD PREPAYMENT ASSUMPTION (AS DESCRIBED IN THE PROSPECTUS SUPPLEMENT), [AND ASSUMING A CONSTANT PASS-THROUGH RATE EQUAL TO THE INITIAL PASS-THROUGH RATE,] THIS CERTIFICATE HAS BEEN ISSUED WITH NO MORE THAN $_____ OF OID PER $1,000 OF INITIAL CERTIFICATE PRINCIPAL BALANCE, THE YIELD TO MATURITY IS ___% AND THE AMOUNT OF OID ATTRIBUTABLE TO THE INITIAL ACCRUAL PERIOD IS NO MORE THAN $_______ PER $1,000 OF INITIAL CERTIFICATE PRINCIPAL BALANCE, COMPUTED USING THE APPROXIMATE METHOD. NO REPRESENTATION IS MADE THAT THE MORTGAGE LOANS WILL PREPAY AT A RATE BASED ON THE STANDARD PREPAYMENT ASSUMPTION OR AT ANY OTHER RATE OR AS TO THE CONSTANCY OF THE PASS-THROUGH RATE.]


                                      B-1-2

Certificate No. 1                     ___% Pass-Through Rate

Class B-__

Date of Pooling and Servicing
Agreement and Cut-off Date:
November 1, 1998

First Distribution Date:              Aggregate Initial Certificate Principal
December 28, 1998                     Balance of this Certificate as of the
                                      Cut-off Date:  $_________________

Master Servicer:                      Initial Certificate Principal Balance of
Norwest Bank Minnesota, N.A.          this Certificate as of the Cut-off Date:
                                      $_____________

Servicer:
Provident Funding Associates, L.P.    CUSIP 86358H _____

Assumed Final
Distribution Date:
January 25, 2029


                        MORTGAGE PASS-THROUGH CERTIFICATE
                                 SERIES 1998-11

         evidencing a percentage interest in the distributions allocable to the Class B-__ Certificates with respect to a Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate mortgage loans sold by STRUCTURED ASSET MORTGAGE INVESTMENTS INC.

                  This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Structured Asset Mortgage Investments Inc., the Master Servicer, the Servicer or the Trustee referred to below or any of their affiliates or any other person. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental entity or by Structured Asset Mortgage Investments Inc., the Master Servicer, the Servicer or the Trustee or any of their affiliates or any other person. None of Structured Asset Mortgage Investments Inc., the Master Servicer, the Servicer or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

                  This certifies that _________________ is the registered owner of the Percentage Interest evidenced hereby in the beneficial ownership interest of Certificates of the same Class as this Certificate in a trust (the "Trust Fund") generally consisting of thirty year, first lien, fixed rate mortgages secured by one- to four- family residences and individual condominium units (collectively, the "Mortgage Loans") sold by Structured Asset Mortgage Investments Inc. ("SAMI"). The Mortgage Loans were sold by Provident Funding Associates, L.P. ("Provident") to SAMI. Norwest Bank


                                      B-1-3

Minnesota, National Association ("Norwest") will act as master servicer of the Mortgage Loans (the "Master Servicer," which term includes any successors thereto under the Agreement referred to below) and Provident will act as servicer of the Mortgage Loans (the "Servicer," which term includes any successors thereto under the Agreement referred to below). The Trust Fund was created pursuant to the Pooling and Servicing Agreement dated as of the Cut-off Date specified above (the "Agreement"), between SAMI, as depositor (the "Depositor"), Norwest, as master servicer, Provident, as servicer, and The First National Bank of Chicago, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, capitalized terms used herein shall have the meaning ascribed to them in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of its acceptance hereof assents and by which such Holder is bound.

                  Interest on this Certificate will accrue during the month prior to the month in which a Distribution Date (as hereinafter defined) occurs on the Certificate Principal Balance hereof at a per annum rate equal to the Pass-Through Rate set forth above. The Trustee will distribute on the 25th day of each month, or, if such 25th day is not a Business Day, the immediately following Business Day (each, a "Distribution Date"), commencing on the First Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the calendar month preceding the month of such Distribution Date, an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount (of interest and principal, if any) required to be distributed to the Holders of Certificates of the same Class as this Certificate. The Assumed Final Distribution Date is the first anniversary of the Distribution Date immediately following the latest scheduled maturity date of any Mortgage Loan and is not likely to be the date on which the Certificate Principal Balance of this Class of Certificates will be reduced to zero.

                  Distributions on this Certificate will be made by the Trustee by check mailed to the address of the Person entitled thereto as such name and address shall appear on the Certificate Register or, if such Person so requests by notifying the Trustee in writing as specified in the Agreement. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose and designated in such notice. The Initial Certificate Principal Balance of this Certificate is set forth above. The Certificate Principal Balance hereof will be reduced to the extent of distributions allocable to principal hereon and any Realized Losses allocable hereto.

                  [No transfer of this Certificate will be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended, and any applicable state securities laws or is made in accordance with said Act and laws. In the event that such a transfer is to be made, (i) the Trustee or the Depositor may require an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee and the Depositor that such transfer is exempt (describing the applicable exemption and the basis therefor) from or is being made pursuant to the registration requirements of the Securities Act of 1933, as amended, and of any applicable statute of any state and (ii) the transferee shall execute an investment letter in the form described by the Agreement. The Holder hereof desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Depositor, the Master Servicer, the Servicer and the Certificate


                                      B-1-4

Registrar acting on behalf of the Trustee against any liability that may result if the transfer is not so exempt or is not made in accordance with such Federal and state laws.]

                  This Certificate may not be acquired directly or indirectly by, or on behalf of, an employee benefit plan or other retirement arrangement which is subject to Title I of the Employee Retirement Income Security Act of 1974, as amended, and/or section 4975 of the Internal Revenue Code of 1986, as amended, unless the proposed transfer and/or holding of a Certificate and the servicing, management and/or operation of the trust and its assets: (i) will not result in any prohibited transaction which is not covered under an individual or class prohibited transaction exemption, including, but not limited to, Prohibited Transaction Exemption ("PTE") 84-14, PTE 91-38, PTE 90-1, PTE 95-60, PTE 96-23 or Section 401(c) of ERISA and the regulations promulgated thereunder and (ii) will not give rise to any additional fiduciary duties on the part of the Depositor, the Master Servicer, the Servicer or the Trustee, which will be deemed represented by an owner of a Book-Entry Certificate and will be evidenced by a representation or an Opinion of Counsel to such effect by or on behalf of a Holder of a Definitive Certificate.

                  This Certificate is one of a duly authorized issue of Certificates designated as set forth on the face hereof (the "Certificates"), issued in twenty-seven Classes. The Certificates, in the aggregate, evidence the entire beneficial ownership interest in the Trust Fund formed pursuant to the Agreement.

                  The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the Trust Fund for payment hereunder and that the Trustee is not liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

                  This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced hereby, and the rights, duties and immunities of the Trustee.

                  The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor and the rights of the Certificateholders under the Agreement from time to time by the Depositor and the Trustee with the consent of the Holders of Certificates evidencing Percentage Interests aggregating not less than 66- 2/3% (or in certain cases, Holders of Certificates of affected Classes evidencing such percentage of the Percentage Interests thereof). Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

                  As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable with the Trustee upon surrender of this Certificate for registration of transfer at the offices or agencies maintained by the Trustee for such purposes, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Trustee duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and


                                      B-1-5
thereupon one or more new Certificates in authorized denominations representing a like aggregate Percentage Interest will be issued to the designated transferee.

                  The Certificates are issuable only as registered Certificates without coupons in the Classes and denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for one or more new Certificates evidencing the same Class and in the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

                  No service charge will be made to the Certificateholders for any such registration of transfer, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith. The Depositor, the Master Servicer, the Servicer, the Trustee and any agent of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Master Servicer, the Servicer, the Trustee or any such agent shall be affected by notice to the contrary.

                  The obligations created by the Agreement and the Trust Fund created thereby (other than the obligations to make payments to Certificateholders with respect to the termination of the Agreement) shall terminate upon the earlier of (i) the later of the (A) final payment or other liquidation (or Advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund and (B) disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and the remittance of all funds due under the Agreement, or (ii) the optional repurchase by the party named in the Agreement of all the Mortgage Loans and other assets of the Trust Fund in accordance with the terms of the Agreement. Such optional repurchase may be made only on or after the Distribution Date on which the aggregate unpaid principal balance of the Mortgage Loans is less than the percentage of the aggregate Stated Principal Balance specified in the Agreement of the Mortgage Loans at the Cut-off Date. The exercise of such right will effect the early retirement of the Certificates. In no event, however, will the Trust Fund created by the Agreement continue beyond the expiration of 21 years after the death of certain persons identified in the Agreement.

                  Unless this Certificate has been countersigned by an authorized signatory of the Trustee by manual signature, this Certificate shall not be entitled to any benefit under the Agreement, or be valid for any purpose.


                                      B-1-6

                  IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.


Dated: November 30, 1998            THE FIRST NATIONAL BANK OF CHICAGO
                                       Not in its individual capacity but solely as Trustee


                                    By:_________________________________________
                                       Authorized Signatory



                          CERTIFICATE OF AUTHENTICATION

                  This is one of the Class A-__ Certificates referred to in the within-mentioned Agreement.

                                    THE FIRST NATIONAL BANK OF CHICAGO
                                       Authorized signatory of The First
                                       National Bank of Chicago, not in its
                                       individual capacity but solely as Trustee



                                    By:________________________________________
                                       Authorized Signatory




                                      B-1-7

                                   ASSIGNMENT


                  FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto (Please print or typewrite name and address including postal zip code of assignee) a Percentage Interest evidenced by the within Mortgage Pass-Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

                  I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:______________________________

________________________________________________________________________________

________________________________________________________________________________






Dated:          ________________________________________________________________
                             Signature by or on behalf of assignor




                                             ___________________________________
                                                    Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS

                  The assignee should include the following for purposes of distribution:

                  Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _________________________________________________
for the account of _______________________________ account number __________, or, if mailed by check, to _________________________________________. Applicable
statements should be mailed to ________________________________________________.

                  This information is provided by ______________________, the assignee named above, or ____________________________, as its agent.




                                      B-1-8

                                    EXHIBIT C

                           FORM OF CUSTODIAL AGREEMENT
                           ---------------------------

                  THIS CUSTODIAL AGREEMENT (as amended and supplemented from time to time, the "Agreement"), dated as of November 30, 1998, by and among THE FIRST NATIONAL BANK OF CHICAGO, as trustee (including its successors under the Pooling Agreement defined below, the "Trustee"), STRUCTURED ASSET MORTGAGE INVESTMENTS INC., as company (together with any successor in interest, the "Company"), NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION, as master servicer (together with any successor in interest or successor under the Pooling Agreement referred to below, the "Master Servicer"), PROVIDENT FUNDING ASSOCIATES, L.P., as servicer (the "Servicer") and NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION, as custodian (together with any successor in interest or any successor appointed hereunder, the "Custodian").


                          W I T N E S S E T H  T H A T :
                          - - - - - - - - - -  - - - -

                  WHEREAS, the Company, the Master Servicer, the Servicer and the Trustee have entered into a Pooling and Servicing Agreement, dated as of November 1, 1998, relating to the issuance of Structured Asset Mortgage Investments Inc., Mortgage Pass-Through Certificates, Series 1998-11 (as in effect on the date of this agreement, the "Original Pooling Agreement," and as amended and supplemented from time to time, the "Pooling Agreement"); and

                  WHEREAS, the Custodian has agreed to act as agent for the Trustee for the purposes of receiving and holding certain documents and other instruments delivered by the Company, the Master Servicer and the Servicer under the Pooling Agreement, all upon the terms and conditions and subject to the limitations hereinafter set forth;

                  NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements hereinafter set forth, the Trustee, the Company, the Master Servicer, the Servicer and the Custodian hereby agree as follows:


                                    ARTICLE I

                                   Definitions

                  Capitalized terms used in this Agreement and not defined herein shall have the meanings assigned in the Original Pooling Agreement, unless otherwise required by the context herein.

                                   ARTICLE II

                          Custody of Mortgage Documents

                  Section 2.1. CUSTODIAN TO ACT AS AGENT; ACCEPTANCE OF MORTGAGE FILES. The Custodian, as the duly appointed agent of the Trustee for these purposes, acknowledges receipt of the Mortgage Files relating to the Mortgage Loans identified on the schedule attached hereto (the "Mortgage Files") and declares that it holds and will hold the Mortgage Files as agent for the Trustee, in trust, for the use and benefit of all present and future Certificateholders.

                  Section 2.2. RECORDATION OF ASSIGNMENTS. If any Mortgage File includes one or more assignments of Mortgage to the Trustee that have not been recorded, each such assignment shall be delivered by the Custodian to the Company for the purpose of recording it in the appropriate public office for real property records, and the Company, at no expense to the Custodian, shall promptly cause to be recorded in the appropriate public office for real property records each such assignment of Mortgage and, upon receipt thereof from such public office, shall return each such assignment of Mortgage to the Custodian.

                  Section 2.3.  REVIEW OF MORTGAGE FILES.

                  (a) On or prior to the Closing Date, the Custodian shall deliver to the Trustee an Initial Certification in the form annexed hereto as Exhibit One evidencing receipt of a Mortgage File for each Mortgage Loan listed on the Schedule attached hereto (the "Mortgage Loan Schedule").

                  (b) Within 45 days of the Closing Date, the Custodian agrees, for the benefit of Certificateholders, to review, in accordance with the provisions of Section 2.02 of the Pooling Agreement, each Mortgage File, and shall deliver to the Trustee an Interim Certification in the form annexed hereto as Exhibit Two to the effect that all documents required to be delivered pursuant to Section 2.01 of the Pooling Agreement have been executed and received and that such documents relate to the Mortgage Loans identified on the Mortgage Loan Schedule, except for any exceptions listed on Schedule A attached to such Interim Certification. Within 45 days of the Closing Date, the Custodian agrees, for the benefit of Certificateholders, to review, in accordance with the provisions of Section 2.02 of the Pooling Agreement, each such document, and shall deliver to the Trustee an Interim Certification in the form attached hereto as Exhibit Two to the effect that all such documents relate to the Mortgage Loans identified on the Mortgage Loan Schedule, except for any exceptions listed on Schedule A attached to such Interim Certification. The Custodian shall be under no duty or obligation to inspect, review or examine said documents, instruments, certificates or other papers to determine that the same are genuine, enforceable, or appropriate for the represented purpose or that they have actually been recorded or that they are other than what they purport to be on their face. Upon receipt of written notification from the Master Servicer or the Servicer, signed by a Servicing Officer, that the Master Servicer or the Servicer, as the case may be, has made a deposit into the Custodial Account in payment for the purchase of the related Mortgage Loan in an amount equal to the Purchase Price for such Mortgage Loan, the Custodian shall release to the Master Servicer or the Servicer the related Mortgage File.

                  (c) Upon receipt of all documents required to be in the Mortgage Files the Custodian shall deliver to the Trustee a Final Certification in the form annexed hereto as Exhibit Three evidencing the completeness of the Mortgage Files.

                  Upon receipt of written request from the Trustee, the Custodian shall as soon as practicable supply the Trustee with a list of all of the documents relating to the Mortgage Loans then contained in the Mortgage Files.

                  Section 2.4. NOTIFICATION OF BREACHES OF REPRESENTATIONS AND WARRANTIES. Upon discovery by the Custodian of a breach of any representation or warranty made by the Servicer or the Company as set forth in the Pooling Agreement with respect to a Mortgage Loan relating to a Mortgage File, the Custodian shall give prompt written notice to the Company, the Master Servicer, the Servicer and the Trustee.

                  Section 2.5. CUSTODIAN TO COOPERATE; RELEASE OF MORTGAGE FILES. Upon the repurchase or substitution of any Mortgage Loan pursuant to
Article II of the Pooling Agreement or payment in full of any Mortgage Loan, or the receipt by the Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes, the Servicer shall immediately notify the Custodian by a certification in the form of Exhibit E to the Pooling Agreement (which certification shall include a statement to the effect that all amounts received or to be received in connection with such payment which are required to be deposited in the Custodial Account pursuant to Section 3.10 of the Pooling Agreement have been or will be so deposited) of a Servicing Officer and shall request delivery to it of the Mortgage File. The Custodian agrees, upon receipt of such certification and request, promptly to release to the Servicer the related Mortgage File. The Servicer shall deliver to the Custodian and the Custodian agrees to accept the Mortgage Note and other documents constituting the Mortgage File with respect to any Qualified Substitute Mortgage Loan.

                  From time to time as is appropriate for the servicing or foreclosures of any Mortgage Loan, including, for this purpose, collection under any Primary Insurance Policy, the Servicer shall deliver to the Custodian a certificate in the form of Exhibit E to the Pooling Agreement of a Servicing Officer requesting that possession of all of the Mortgage File be released to the Servicer and certifying as to the reason for such release and that such release will not invalidate any insurance coverage provided in respect of the Mortgage Loan under any of the Insurance Policies. With such certificate, the Servicer shall deliver to the Custodian a trust receipt signed by a Servicing Officer on behalf of the Servicer, and upon receipt of the foregoing, the Custodian shall deliver the Mortgage File or such document to the Servicer. The Servicer shall cause each Mortgage File or any document therein so released to be returned to the Custodian when the need therefor by the Servicer no longer exists, unless (i) the Mortgage Loan has been liquidated and the Liquidation Proceeds relating to the Mortgage Loan have been deposited in the Custodial Account or (ii) the Mortgage File or such document has been delivered to an attorney, or to a public trustee or other public official as required by law, for purposes of initiating or pursuing legal action or other proceedings for the foreclosure of the Mortgaged Property either judicially or non-judicially, and the Servicer has delivered to the Custodian a certificate of a Servicing Officer certifying as to the name and address of the Person to which such Mortgage File or such document was delivered and the purpose or purposes of such delivery. In the event of the liquidation of a Mortgage Loan, the Custodian shall deliver the trust receipt with respect thereto to the Servicer upon deposit of the related Liquidation Proceeds in the Custodial Account as provided in the Pooling Agreement.

                  Section 2.6. ASSUMPTION AGREEMENTS. In the event that any assumption agreement or substitution of liability agreement is entered into with respect to any Mortgage Loan subject to this Agreement in accordance with the terms and provisions of the Pooling Agreement, the Servicer shall notify the Custodian and the Master Servicer that such assumption or substitution agreement has been completed by forwarding to the Custodian the original of such assumption or substitution agreement, which shall be added to the related Mortgage File and, for all purposes, shall be considered a part of such Mortgage File to the same extent as all other documents and instruments constituting parts thereof.


                                   ARTICLE III

                            Concerning the Custodian

                  Section 3.1. CUSTODIAN A BAILEE AND AGENT OF THE TRUSTEE. With respect to each Mortgage Note, Mortgage and other documents constituting each Mortgage File which are delivered to the Custodian, the Custodian is exclusively the bailee and agent of the Trustee and has no instructions to hold any Mortgage Note or Mortgage for the benefit of any person other than the Trustee and the Certificateholders and undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. Except upon compliance with the provisions of Section 2.5 of this Agreement, no Mortgage Note, Mortgage or Mortgage File shall be delivered by the Custodian to the Company, the Servicer or the Master Servicer or otherwise released from the possession of the Custodian.

                  Section 3.2. INDEMNIFICATION. The Servicer hereby agrees to indemnify and hold the Custodian harmless from and against all claims, liabilities, losses, actions, suits or proceedings at law or in equity, or any other expenses, fees or charges of any character or nature, which the Custodian may incur or with which the Custodian may be threatened by reason of its acting as custodian under this Agreement, including indemnification of the Custodian against any and all expenses, including attorney's fees if counsel for the Custodian has been approved by the Servicer, and the cost of defending any action, suit or proceedings or resisting any claim. Notwithstanding the foregoing, it is specifically understood and agreed that in the event any such claim, liability, loss, action, suit or proceeding or other expense, fee or charge shall have been caused by reason of any negligent act, negligent failure to act or willful misconduct on the part of the Custodian, or which shall constitute a willful breach of its duties hereunder, the indemnification provisions of this Agreement shall not apply.

                  Section 3.3. CUSTODIAN MAY OWN CERTIFICATES. The Custodian in its individual or any other capacity may become the owner or pledgee of Certificates with the same rights it would have if it were not Custodian.

                  Section 3.4. MASTER SERVICER TO PAY CUSTODIAN'S FEES AND EXPENSES. The Master Servicer covenants and agrees to pay to the Custodian from time to time, and the Custodian shall be entitled to, reasonable compensation for all services rendered by it in the exercise and performance of any of the powers and duties hereunder of the Custodian, and the Master Servicer will pay or reimburse the Custodian upon its request for all reasonable expenses, disbursements and advances incurred or made by the Custodian in accordance with any of the provisions of this Agreement (including the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ), except any such expense, disbursement or advance as may arise from its negligence or bad faith.

                  Section 3.5. CUSTODIAN MAY RESIGN; TRUSTEE MAY REMOVE CUSTODIAN. The Custodian may resign from the obligations and duties hereby imposed upon it as such obligations and duties relate to its acting as Custodian of the Mortgage Loans. Upon receiving such notice of resignation, the Trustee shall either take custody of the Mortgage Files itself and give prompt notice thereof to the Company, the Master Servicer, the Servicer and the Custodian, or promptly appoint a successor Custodian by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Custodian and one copy to the successor Custodian. If the Trustee shall not have taken custody of the Mortgage Files and no successor Custodian shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Custodian may petition any court of competent jurisdiction for the appointment of a successor Custodian.

                  The Trustee may remove the Custodian at any time with the consent of the Master Servicer and the Servicer. In such event, the Trustee shall appoint, or petition a court of competent jurisdiction to appoint, a successor Custodian hereunder. Any successor Custodian shall be a depository institution subject to supervision or examination by federal or state authority shall be able to satisfy the other requirements contained in Section 3.7 and shall be unaffiliated with the Servicer or the Company.

                  Any resignation or removal of the Custodian and appointment of a successor Custodian pursuant to any of the provisions of this Section 3.5 shall become effective upon acceptance of appointment by the successor Custodian. The Trustee shall give prompt notice to the Company, the Master Servicer and the Servicer of the appointment of any successor Custodian. No successor Custodian shall be appointed by the Trustee without the prior approval of the Company, the Master Servicer and the Servicer.

                  Section 3.6. MERGER OR CONSOLIDATION OF CUSTODIAN. Any Person into which the Custodian may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Custodian shall be a party, or any Person succeeding to the business of the Custodian, shall be the successor of the Custodian hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

                  Section 3.7. REPRESENTATIONS OF THE CUSTODIAN. The Custodian hereby represents that it is a depository institution subject to supervision or examination by a federal or state authority, has a combined capital and surplus of at least $15,000,000 and is qualified to do business in the jurisdictions in which it will hold any Mortgage File.

                                   ARTICLE IV

                            Miscellaneous Provisions

                  Section 4.1. NOTICES. All notices, requests, consents and demands and other communications required under this Agreement or pursuant to any other instrument or document delivered hereunder shall be in writing and, unless otherwise specifically provided, may be delivered personally, by telegram or telex, or by registered or certified mail, postage prepaid, return receipt requested, at the addresses specified on the signature page hereof (unless changed by the particular party whose address is stated herein by similar notice in writing), in which case the notice will be deemed delivered when received.

                  Section 4.2. AMENDMENTS. No modification or amendment of or supplement to this Agreement shall be valid or effective unless the same is in writing and signed by all parties hereto, and neither the Company, the Master Servicer, the Servicer nor the Trustee shall enter into any amendment hereof except as permitted by the Pooling Agreement. The Trustee shall give prompt notice to the Custodian of any amendment or supplement to the Pooling Agreement and furnish the Custodian with written copies thereof.

                  SECTION 4.3. GOVERNING LAW. THIS AGREEMENT SHALL BE DEEMED A CONTRACT MADE UNDER THE LAWS OF THE STATE OF NEW YORK AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

                  Section 4.4. RECORDATION OF AGREEMENT. To the extent permitted by applicable law, this Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Servicer and at its expense on direction by the Trustee (pursuant to the request of holders of Certificates evidencing undivided interests in the aggregate of not less than 25% of the Trust Fund), but only upon direction accompanied by an Opinion of Counsel reasonably satisfactory to the Servicer to the effect that the failure to effect such recordation is likely to materially and adversely affect the interests of the Certificateholders.

                  For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

                  Section 4.5. SEVERABILITY OF PROVISIONS. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the holders thereof.

                  IN WITNESS WHEREOF, this Agreement is executed as of the date first above written.

Address:                                THE FIRST NATIONAL BANK OF CHICAGO as
                                        Trustee

One North State Street, 9th Floor
Chicago, Illinois  60602

Attention: Structured Asset Mortgage
           Investments Inc. Series
           1998-11
                                        By:_____________________________________
                                        Name:
                                        Title:


Address:                                STRUCTURED ASSET MORTGAGE
                                        INVESTMENTS INC.
245 Park Avenue
New York, New York  10167

                                        By:_____________________________________
                                        Name:
                                        Title:


Address:                                NORWEST BANK MINNESOTA,
                                        NATIONAL ASSOCIATION, as
                                        Master Servicer
11000 Broken Land Parkway
Columbia, Maryland  21044
                                        By:_____________________________________
                                        Name:
                                        Title:     Director


Address:                                NORWEST BANK MINNESOTA,
                                        NATIONAL ASSOCIATION, as Custodian
1015 10th Avenue S.E., MS 0031
Minneapolis, Minnesota  55414

                                        By:_____________________________________
                                        Name:
                                        Title:     Trust Officer

Address:                                PROVIDENT FUNDING ASSOCIATES, L.P.
                                        By: Provident Funding Group, Inc.
1633 Bayshore Highway, Suite 155        Its General Partner
Burlingame, California 94010

                                        By:_____________________________________
                                        Name:
                                        Title:

STATE OF ILLINOIS         )
                          ) ss:
COUNTY OF COOK            )


                  On the 30th day of November, 1998, before me, a notary public in and for said State, personally appeared ___________________, known to me to be a _________________ of The First National Bank of Chicago, a national banking association that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation and acknowledged to me that such corporation executed the within instrument.

                  IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.



                                            _______________________________
                                                     Notary Public


[SEAL]

STATE OF MINNESOTA        )
                          ) ss:
COUNTY OF HENNEPIN        )


                  On the 30th day of November, 1998, before me, a notary public in and for said State, personally appeared __________________ known to me to be a Trust Officer of Norwest Bank Minnesota, National Association, a national banking association that executed the within instrument, and also known to me to be the person who executed it on behalf of said national banking association, and acknowledged to me that such national banking association executed the within instrument.

                  IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.




                                   _____________________________________
                                              Notary Public


[SEAL]

STATE OF NEW YORK          )
                           ) ss:
COUNTY OF NEW YORK         )


                  On the 30th day of November, 1998, before me, a notary public in and for said State, personally appeared _____________, known to me to be a ___________of Structured Asset Mortgage Investments Inc., one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

                  IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                              ____________________________________
                                          Notary Public

[Notarial Seal]




STATE OF NEW YORK          )
                           ) ss:
COUNTY OF NEW YORK         )


                  On the 30th day of November, 1998, before me, a notary public in and for said State, personally appeared ______________, known to me to be a __________of Norwest Bank Minnesota, National Association, one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

                  IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                              ____________________________________
                                          Notary Public

[Notarial Seal]

STATE OF CALIFORNIA         )
                            ) ss:
COUNTY OF ___________       )


                  On the 30th day of November, 1998, before me, a notary public in and for said State, personally appeared __________________ known to me to be a ________________ of Provident Funding Group, Inc., the general partner of Provident Funding Associates, L.P., a California limited partnership that executed the within instrument, and also known to me to be the person who executed it on behalf of said California limited partnership, and acknowledged to me that such California limited partnership executed the within instrument.

                  IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.





                              ____________________________________
                                          Notary Public


[SEAL]

                                   EXHIBIT ONE

                                FORM OF CUSTODIAN
                              INITIAL CERTIFICATION


                                                              November 30, 1998


The First National Bank of Chicago
One North State Street, 9th Floor
Chicago, Illinois  60602

Attention:  Structured Asset Mortgage Investments Inc., Series 1998-11

  Re: Custodial Agreement, dated as of November 30, 1998, by and among The First National Bank of Chicago, Structured Asset Mortgage Investments Inc., Provident Funding Associates, L.P. and Norwest Bank Minnesota, National Association, Mortgage Pass-through Certificates, Series 1998-11
       ------------------------------------------------------------------------

Ladies and Gentlemen:

                  In accordance with Section 2.3 of the above-captioned Custodial Agreement, and subject to Section 2.02 of the Pooling Agreement, the undersigned, as Custodian, hereby certifies that it has received a Mortgage File (which contains an original Mortgage Note) to the extent required in Section
2.01 of the Pooling Agreement with respect to each Mortgage Loan listed in the Mortgage Loan Schedule.

                  Capitalized words and phrases used herein shall have the respective meanings assigned to them in the above-captioned Custodial Agreement.

                                      NORWEST BANK MINNESOTA,
                                      NATIONAL ASSOCIATION



                                      By:__________________________
                                      Name:________________________
                                      Title:_______________________

                                   EXHIBIT TWO

                     FORM OF CUSTODIAN INTERIM CERTIFICATION



                                                              November __, 1998


The First National Bank of Chicago
One North State Street, 9th Floor
Chicago, Illinois  60602

Attention:  Structured Asset Mortgage Investments Inc., Series 1998-11

       Re: Custodial Agreement, dated as of November 30, 1998, by and among The First National Bank of Chicago, Structured Asset Mortgage Investments Inc., Provident Funding Associates, L.P. and Norwest Bank Minnesota, National Association, Mortgage Pass-through Certificates, Series 1998-11
            --------------------------------------------------------------------


Ladies and Gentlemen:

                  In accordance with Section 2.3 of the above-captioned Custodial Agreement, the undersigned, as Custodian, hereby certifies that it has received a Mortgage File to the extent required pursuant to Section 2.01 of the Pooling Agreement with respect to each Mortgage Loan listed in the Mortgage Loan Schedule, and it has reviewed the Mortgage File and the Mortgage Loan Schedule and has determined that: all required documents have been executed and received and that such documents related to the Mortgage Loans identified on the Mortgage Loan Schedule, with any exceptions listed on Schedule A attached hereto.

                  Capitalized words and phrases used herein shall have the respective meanings assigned to them in the above-captioned Custodial Agreement.

                                             NORWEST BANK MINNESOTA,
                                             NATIONAL  ASSOCIATION



                                             By:_________________________
                                             Name:_______________________
                                             Title:______________________

                                  EXHIBIT THREE

                      FORM OF CUSTODIAN FINAL CERTIFICATION



                                                              November __, 1998



The First National Bank of Chicago
One North State Street, 9th Floor
Chicago, Illinois  60602

Attention:  Structured Asset Mortgage Investments Inc., Series 1998-11

    Re: Custodial Agreement, dated as of November 30, 1998, by and among The
        First National Bank of Chicago, Structured Asset Mortgage Investments Inc., Provident Funding Associates, L.P. and Norwest Bank Minnesota, National Association, Mortgage Pass-through Certificates, Series 1998-11

Ladies and Gentlemen:

                  In accordance with Section 2.3 of the above-captioned Custodial Agreement, the undersigned, as Custodian, hereby certifies that it has received a Mortgage File with respect to each Mortgage Loan listed in the Mortgage Loan Schedule containing with respect to each such Mortgage Loan:

                   (i) The original Mortgage Note, endorsed without recourse to the order of the Trustee and showing an unbroken chain of endorsements from the originator thereof to the Person endorsing it to the Trustee or an original lost note affidavit from the related Seller stating that the original Mortgage Note was lost, misplaced or destroyed, together with a copy of the related Mortgage Note;

                  (ii) The original Mortgage with evidence of recording indicated thereon or a copy of the Mortgage certified by the public recording office in which such mortgage has been recorded;

                 (iii) An original Assignment of the Mortgage to the Trustee with evidence of recording indicated thereon or a copy of such assignment certified by the public recording office in which such assignment has been recorded;

                  (iv) With respect to each Mortgage Loan, the original recorded assignment or assignments of the Mortgage showing an unbroken chain of title from the originator thereof to the Person assigning it to the Trustee or a copy of such assignment or assignments of the

         Mortgage certified by the public recording office in which such assignment or assignments have been recorded; and

                   (v) The original of each modification, assumption, extension or guaranty agreement, if any, relating to such Mortgage Loan or a copy of each modification, assumption, extension or guaranty agreement certified by the public recording office in which such document has been recorded.

                  Capitalized words and phrases used herein shall have the respective meanings assigned to them in the above-captioned Custodial Agreement.

                                   NORWEST BANK MINNESOTA, NATIONAL
                                   ASSOCIATION


                                   By:___________________________________
                                   Name:_________________________________
                                   Title:________________________________

                                    EXHIBIT D

                                Remittance Report

                                    EXHIBIT E

                        REQUEST FOR RELEASE OF DOCUMENTS


TO:      Norwest Bank Minnesota, N.A.
         1015  10th Avenue S.E.
         Minneapolis, MN  55414-0031

   Re: Custodial Agreement dated as of November 30, 1998, among Structured Asset Mortgage Investments Inc., as Company, Norwest Bank Minnesota, N.A., as Master Servicer, Provident Funding Associates, L.P., as Servicer, The First National Bank of Chicago, as Trustee and Norwest Bank Minnesota, N.A., as Custodian

         In connection with the administration of the Mortgage Loans held by you as Custodian for the Owner pursuant to the above-captioned Custodial Agreement, we request the release, and hereby acknowledge receipt, of the Custodian's Mortgage File for the Mortgage Loan described below, for the reason indicated.

Mortgage Loan Number:
--------------------

Mortgagor Name, Address & Zip Code:
----------------------------------

Reason For Requesting Documents: (Check One)
-------------------------------
_____    1.       Mortgage Paid in Full
_____    2.       Foreclosure
_____    3.       Substitution
_____    4.       Other Liquidation (Repurchases, etc.)
_____    5.       Nonliquidation            Reason:___________________

Address to which Custodian should
Deliver the Custodian's Mortgage File:  ______________________________
                                        ______________________________
                                        ______________________________

                                             By:______________________
                                                (authorized signer)

                                             Issuer:__________________
                                             Address:_________________
                                                     _________________

                                             Date:____________________

Custodian
---------
Norwest Bank Minnesota, N.A.

Please acknowledge the execution of the above request by your signature and date below:

_______________________                      __________________________
Signature                                    Date

Documents returned to Custodian:
_________________________________            __________________________
Custodian                                    Date

                                   EXHIBIT F-1

                     FORM OF INVESTOR REPRESENTATION LETTER

                                            ______________, 19__

Structured Asset Mortgage Investments Inc.
245 Park Avenue
New York, New York 10167

The First National Bank of Chicago
One North State Street
Chicago, Illinois  60602

Norwest Bank Minnesota, National Association
1100 Broken Lane Parkway
Columbia, Maryland 21044

Provident Funding Associates, L.P.
1633 Bayshore Highway, Suite 155
Burlingame, California 64010

Attention: Structured Asset Mortgage Investments Inc. Series 1998-11

                  Re:      Mortgage Pass-Through Certificates,
                           Series 1998-11, Class B-__
                           -----------------------------------

Ladies and Gentlemen:

                  _________________________ (the "Purchaser") intends to
purchase from ___________________________ (the "Seller") $_____________ Initial
Certificate Principal Balance of Mortgage Pass-Through Certificates, Series 1998-11, Class B-__ (the "Certificates"), issued pursuant to the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of November 1, 1998 among Structured Asset Mortgage Investments Inc., as depositor (the "Depositor"), Norwest Bank Minnesota, National Association, as master servicer (the "Master Servicer"), Provident Funding Associates, L.P., as servicer (the "Servicer"), and The First National Bank of Chicago, as trustee (the "Trustee"). All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement. The Purchaser hereby certifies, represents and warrants to, and covenants with, the Depositor, the Trustee, the Master Servicer and the Servicer that:

                           1. The Purchaser understands that (a) the
                  Certificates have not been and will not be registered or qualified under the Securities Act of 1933, as amended (the "Act") or any state securities law, (b) the Depositor is not required to so register or qualify the Certificates, (c) the Certificates may be resold only if registered and qualified pursuant to the provisions of the Act or any state securities law, or if an


                                      F-1-1
                  exemption from such registration and qualification is available, (d) the Pooling and Servicing Agreement contains restrictions regarding the transfer of the Certificates and
                  (e) the Certificates will bear a legend to the foregoing effect.

                           2. The Purchaser is acquiring the Certificates for
                  its own account for investment only and not with a view to or for sale in connection with any distribution thereof in any manner that would violate the Act or any applicable state securities laws.

                           3. The Purchaser is (a) a substantial, sophisticated
                  institutional investor having such knowledge and experience in financial and business matters, and, in particular, in such matters related to securities similar to the Certificates, such that it is capable of evaluating the merits and risks of investment in the Certificates, (b) able to bear the economic risks of such an investment and (c) an "accredited investor" within the meaning of Rule 501(a) promulgated pursuant to the Act.

                           4. The Purchaser has been furnished with, and has had
                  an opportunity to review (a) [a copy of the Private Placement Memorandum, dated ___________________, 19__, relating to the Certificates (b)] a copy of the Pooling and Servicing Agreement and [b] [c] such other information concerning the Certificates, the Mortgage Loans and the Depositor as has been requested by the Purchaser from the Depositor or the Seller and is relevant to the Purchaser's decision to purchase the Certificates. The Purchaser has had any questions arising from such review answered by the Depositor or the Seller to the satisfaction of the Purchaser. [If the Purchaser did not purchase the Certificates from the Seller in connection with the initial distribution of the Certificates and was provided with a copy of the Private Placement Memorandum (the "Memorandum") relating to the original sale (the "Original Sale") of the Certificates by the Depositor, the Purchaser acknowledges that such Memorandum was provided to it by the Seller, that the Memorandum was prepared by the Depositor solely for use in connection with the Original Sale and the Depositor did not participate in or facilitate in any way the purchase of the Certificates by the Purchaser from the Seller, and the Purchaser agrees that it will look solely to the Seller and not to the Depositor with respect to any damage, liability, claim or expense arising out of, resulting from or in connection with (a) error or omission, or alleged error or omission, contained in the Memorandum, or (b) any information, development or event arising after the date of the Memorandum.]

                           5. The Purchaser has not and will not nor has it
                  authorized or will it authorize any person to (a) offer, pledge, sell, dispose of or otherwise transfer any Certificate, any interest in any Certificate or any other similar security to any person in any manner, (b) solicit any offer to buy or to accept a pledge, disposition of other transfer of any Certificate, any interest in any Certificate or any other similar security from any person in any manner,
                  (c) otherwise approach or negotiate with respect to any Certificate, any interest in any Certificate or any other similar security with any person in any manner, (d) make any general solicitation by means


                                      F-1-2
                  of general advertising or in any other manner or (e) take any other action, that (as to any of (a) through (e) above) would constitute a distribution of any Certificate under the Act, that would render the disposition of any Certificate a violation of Section 5 of the Act or any state securities law, or that would require registration or qualification pursuant thereto. The Purchaser will not sell or otherwise transfer any of the Certificates, except in compliance with the provisions of the Pooling and Servicing Agreement.

                  6. The Purchaser hereby certifies, represents and warrants to, and covenants with the Depositor, the Trustee, the Master Servicer and the Servicer that the following statements in (a) or (b) are correct:

                           (a) it is not acquiring the Certificates directly or indirectly by, or on behalf of, an employee benefit plan or other retirement arrangement which is subject to Title I of the Employee Retirement Income Security Act of 1974, as amended, and/or section 4975 of the Internal Revenue Code of 1986, as amended, or

                           (b) it is providing a representation or an opinion of counsel to the effect that the proposed transfer and/or holding of the Certificates and the servicing, management and/or operation of the Trust and its assets: (I) will not result in any prohibited transaction which is not covered under an individual or class prohibited transaction exemption, including, but not limited to, Prohibited Transaction Exemption ("PTE") 84-14, PTE 91-38, PTE 90-1, PTE 95-60, PTE
                           96-23 or Section 401(c) of ERISA and the regulations promulgated thereunder and (II) will not give rise to any additional fiduciary duties on the part of the Depositor, the Master Servicer, the Servicer or the Trustee.


                  In addition, the Purchaser hereby certifies, represents and warrants to, and covenants with, the Depositor, the Trustee, the Master Servicer and the Servicer that the Purchaser will not transfer such Certificates to any Plan or person unless either such Plan or person meets the requirements set forth in either (a) or (b) above.


                                         Very truly yours,


                                         _______________________________________
                                         (Purchaser)

                                         By:____________________________________
                                         Name:__________________________________
                                         Title:_________________________________


                                      F-1-3

                                   EXHIBIT F-2

                    FORM OF TRANSFEROR REPRESENTATION LETTER




                                          ___________, 19__

Structured Asset Mortgage Investments Inc.
245 Park Avenue
New York, New York 10167

The First National Bank of Chicago
One North State Street
Chicago, Illinois 60602

Attention: Structured Asset Mortgage Investments Inc. 1998-11

        Re: Mortgage Pass-Through Certificates,
            Series 1998-11, Class B-__
            -----------------------------------

Ladies and Gentlemen:

                  In connection with the sale by ___________ (the "Seller") to ________________ (the "Purchaser") of $_______________ Initial Certificate
Principal Balance of Mortgage Pass-Through Certificates, Series 1998-11, Class B-__ (the "Certificates"), issued pursuant to the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of November 1, 1998 among Structured Asset Mortgage Investments Inc., as depositor (the "Depositor"), Norwest Bank Minnesota, National Association, as master servicer, Provident Funding Associates, L.P., as servicer, and The First National Bank of Chicago, as trustee (the "Trustee"). The Seller hereby certifies, represents and warrants to, and covenants with, the Depositor and the Trustee that:

                  Neither the Seller nor anyone acting on its behalf has (a) offered, pledged, sold, disposed of or otherwise transferred any Certificate, any interest in any Certificate or any other similar security to any person in any manner, (b) has solicited any offer to buy or to accept a pledge, disposition or other transfer of any Certificate, any interest in any Certificate or any other similar security from any person in any manner, (c) has otherwise approached or negotiated with respect to any Certificate, any interest in any Certificate or any other similar security with any person in any manner,
(d) has made any general solicitation by means of general advertising or in any other manner, or (e) has taken any other action, that (as to any of (a) through (e) above) would constitute a distribution of the Certificates under the Securities Act of 1933 (the "Act"), that would render the disposition of any Certificate a violation of Section 5 of the Act or any state securities law, or that would require registration or qualification pursuant thereto. The Seller will not act, in any manner set forth in the foregoing sentence with respect to any Certificate. The Seller has


                                      F-2-1
not and will not sell or otherwise transfer any of the Certificates, except in compliance with the provisions of the Pooling and Servicing Agreement.

                                            Very truly yours,


                                            _________________________
                                            (Seller)



                                            By:__________________________
                                            Name:________________________
                                            Title:_______________________


                                      F-2-2

                                   EXHIBIT F-3


                  [FORM OF RULE 144A INVESTMENT REPRESENTATION]


             Description of Rule 144A Securities, including numbers:
             _______________________________________________________
             _______________________________________________________
             _______________________________________________________

                  The undersigned seller, as registered holder (the "Seller"), intends to transfer the Rule 144A Securities described above to the undersigned buyer (the "Buyer").

                  1. In connection with such transfer and in accordance with the agreements pursuant to which the Rule 144A Securities were issued, the Seller hereby certifies the following facts: Neither the Seller nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security from, or otherwise approached or negotiated with respect to the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Rule 144A Securities under the Securities Act of 1933, as amended (the "1933 Act"), or that would render the disposition of the Rule 144A Securities a violation of Section 5 of the 1933 Act or require registration pursuant thereto, and that the Seller has not offered the Rule 144A Securities to any person other than the Buyer or another "qualified institutional buyer" as defined in Rule 144A under the 1933 Act.

                  2. The Buyer warrants and represents to, and covenants with, the Seller, the Depositor, the Trustee, the Master Servicer and the Servicer (as defined in the Pooling and Servicing Agreement (the "Agreement"), dated as of November 1, 1998 among Norwest Bank Minnesota, National Association as Master Servicer, Provident Funding Associates, L.P. as Servicer, Structured Asset Mortgage Investments Inc. as Depositor, and The First National Bank of Chicago, as trustee, pursuant to Section 5.02 of the Agreement as follows:

                           a. The Buyer understands that the Rule 144A
         Securities have not been registered under the 1933 Act or the securities laws of any state.

                           b. The Buyer considers itself a substantial, sophisticated institutional investor having such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of investment in the Rule 144A Securities.



                                      F-3-1

                           c. The Buyer has been furnished with all information regarding the Rule 144A Securities that it has requested from the Seller, the Trustee, the Master Servicer or the Servicer.

                           d. Neither the Buyer nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security from, or otherwise approached or negotiated with respect to the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Rule 144A Securities under the 1933 Act or that would render the disposition of the Rule 144A Securities a violation of Section 5 of the 1933 Act or require registration pursuant thereto, nor will it act, nor has it authorized or will it authorize any person to act, in such manner with respect to the Rule 144A Securities.

                           e. The Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the 1933 Act and has completed either of the forms of certification to that effect attached hereto as Annex 1 or Annex 2. The Buyer is aware that the sale to it is being made in reliance on Rule 144A. The Buyer is acquiring the Rule 144A Securities for its own account or the accounts of other qualified institutional buyers, understands that such Rule 144A Securities may be resold, pledged or transferred only (i) to a person reasonably believed to be a qualified institutional buyer that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, or (ii) pursuant to another exemption from registration under the 1933 Act.

                  3.       The Buyer

                           a. is not acquiring the Certificates directly or indirectly by, or on behalf of, an employee benefit plan or other retirement arrangement which is subject to Title I of the Employee Retirement Income Security Act of 1974, as amended, and/or section 4975 of the Internal Revenue Code of 1986, as amended, or

                           b. is providing a representation or an opinion of counsel to the effect that the proposed transfer and/or holding of the Certificates and the servicing, management and/or operation of the Trust and its assets: (I) will not result in any prohibited transaction which is not covered under an individual or class prohibited transaction exemption, including, but not limited to, Prohibited Transaction Exemption ("PTE") 84-14, PTE 91-38, PTE 90-1, PTE 95-60, PTE 96-23 or Section 401(c) of ERISA and the regulations promulgated thereunder and (II) will not give rise to any additional fiduciary duties on the part of the Seller, the Depositor, the Master Servicer, the Servicer or the Trustee.




                                      F-3-2

                  4. This document may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original; such counterparts, together, shall constitute one and the same document.


                  IN WITNESS WHEREOF, each of the parties has executed this document as of the date set forth below.


_________________________________       _________________________________
Print Name of Seller                    Print Name of Buyer

By:______________________________       By:______________________________
   Name:                                   Name:
   Title:                                  Title:

Taxpayer Identification:                Taxpayer Identification:

No.______________________________       No.______________________________

Date:____________________________       Date:____________________________






                                      F-3-3

                                                          ANNEX 1 TO EXHIBIT F-3
                                                          ----------------------


            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A
            --------------------------------------------------------

             [For Buyers Other Than Registered Investment Companies]

     The undersigned hereby certifies as follows in connection with the Rule 144A Investment Representation to which this Certification is attached:

         1. As indicated below, the undersigned is the President, Chief Financial Officer, Senior Vice President or other executive officer of the Buyer.

         2. In connection with purchases by the Buyer, the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933 ("Rule 144A") because (i) the Buyer owned and/or invested on a discretionary basis $______________________ in securities (except for the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A) and (ii) the Buyer satisfies the criteria in the category marked below.

     ___ CORPORATION, ETC. The Buyer is a corporation (other than a bank, savings and loan association or similar institution), Massachusetts or similar business trust, partnership, or charitable organization described in Section 501(c)(3) of the Internal Revenue Code.

     ___ BANK. The Buyer (a) is a national bank or banking institution organized under the laws of any State, territory or the District of Columbia, the business of which is substantially confined to banking and is supervised by the State or territorial banking commission or similar official or is a foreign bank or equivalent institution, and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, A COPY OF WHICH IS ATTACHED HERETO.


                                      F-3-4

     ___ SAVINGS AND LOAN. The Buyer (a) is a savings and loan association, building and loan association, cooperative bank, homestead association or similar institution, which is supervised and examined by a State or Federal authority having supervision over any such institutions or is a foreign savings and loan association or equivalent institution and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements.

     ___ BROKER-DEALER. The Buyer is a dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934.

     ___ INSURANCE COMPANY. The Buyer is an insurance company whose primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and which is subject to supervision by the insurance commissioner or a similar official or agency of a State or territory or the District of Columbia.

     ___ STATE OR LOCAL PLAN. The Buyer is a plan established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees.

     ___ ERISA PLAN. The Buyer is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974.

     ___ INVESTMENT ADVISER. The Buyer is an investment adviser registered under the Investment Advisers Act of 1940.

     ___ SBIC. The Buyer is a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.

     ___ BUSINESS DEVELOPMENT COMPANY. The Buyer is a business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940.

     ___ TRUST FUND. The Buyer is a trust fund whose trustee is a bank or trust company and whose participants are exclusively (a) plans established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees, or (b) employee benefit plans within the meaning of Title I of the Employee Retirement Income Security Act of 1974, but is not a trust fund that includes as participants individual retirement accounts or H.R. 10 plans.

             3. The term "SECURITIES" as used herein DOES NOT INCLUDE (i) securities of issuers that are affiliated with the Buyer, (ii) securities that are part of an unsold allotment to or subscription by the Buyer, if the Buyer is a dealer, (iii) bank deposit notes and certificates of deposit, (iv) loan participations, (v) repurchase agreements, (vi) securities owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps.



                                      F-3-5

             4. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Buyer, the Buyer used the cost of such securities to the Buyer and did not include any of the securities referred to in the preceding paragraph. Further, in determining such aggregate amount, the Buyer may have included securities owned by subsidiaries of the Buyer, but only if such subsidiaries are consolidated with the Buyer in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of such subsidiaries are managed under the Buyer's direction. However, such securities were not included if the Buyer is a majority-owned, consolidated subsidiary of another enterprise and the Buyer is not itself a reporting company under the Securities Exchange Act of 1934.

             5. The Buyer acknowledges that it is familiar with Rule 144A and understands that the seller to it and other parties related to the Certificates are relying and will continue to rely on the statements made herein because one or more sales to the Buyer may be in reliance on Rule
144A.

  ___         ___       Will the Buyer be purchasing the Rule 144A
  Yes         No        Securities only for the Buyer's own account?

             6. If the answer to the foregoing question is "no", the Buyer agrees that, in connection with any purchase of securities sold to the Buyer for the account of a third party (including any separate account) in reliance on Rule 144A, the Buyer will only purchase for the account of a third party that at the time is a "qualified institutional buyer" within the meaning of Rule 144A. In addition, the Buyer agrees that the Buyer will not purchase securities for a third party unless the Buyer has obtained a current representation letter from such third party or taken other appropriate steps contemplated by Rule 144A to conclude that such third party independently meets the definition of "qualified institutional buyer" set forth in Rule 144A.

             7. The Buyer will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice is given, the Buyer's purchase of Rule 144A Securities will constitute a reaffirmation of this certification as of the date of such purchase.


                                     ______________________________________
                                     Print Name of Buyer

                                     By:     ______________________________
                                             Name:
                                             Title:

                                     Date:_________________________________


                                      F-3-6

                                                          ANNEX 2 TO EXHIBIT F-3
                                                          ----------------------


            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A
            --------------------------------------------------------

              [For Buyers That Are Registered Investment Companies]


                  The undersigned hereby certifies as follows in connection with the Rule 144A Investment Representation to which this Certification is attached:

                   1. As indicated below, the undersigned is the President, Chief Financial Officer or Senior Vice President of the Buyer or, if the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933 ("Rule 144A") because Buyer is part of a Family of Investment Companies (as defined below), is such an officer of the Adviser.

                  2. In connection with purchases by Buyer, the Buyer is a "qualified institutional buyer" as defined in SEC Rule 144A because (i) the Buyer is an investment company registered under the Investment Company Act of 1940, and (ii) as marked below, the Buyer alone, or the Buyer's Family of Investment Companies, owned at least $100,000,000 in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year. For purposes of determining the amount of securities owned by the Buyer or the Buyer's Family of Investment Companies, the cost of such securities was used.

____ The Buyer owned $___________________ in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

____ The Buyer is part of a Family of Investment Companies which owned in the aggregate $______________ in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

                  3. The term "FAMILY OF INVESTMENT COMPANIES" as used herein means two or more registered investment companies (or series thereof) that have the same investment adviser or investment advisers that are affiliated (by virtue of being majority owned subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other).

                  4. The term "SECURITIES" as used herein does not include (i) securities of issuers that are affiliated with the Buyer or are part of the Buyer's Family of Investment Companies, (ii) bank deposit notes and certificates of deposit, (iii) loan participations, (iv) repurchase agreements, (v) securities owned but subject to a repurchase agreement and (vi) currency, interest rate and commodity swaps.

                  5. The Buyer is familiar with Rule 144A and understands that each of the parties to which this certification is made are relying and will continue to rely on the statements made


                                      F-3-7
herein because one or more sales to the Buyer will be in reliance on Rule 144A. In addition, the Buyer will only purchase for the Buyer's own account.

                  6. The undersigned will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice, the Buyer's purchase of Rule 144A Securities will constitute a reaffirmation of this certification by the undersigned as of the date of such purchase.


                                     _______________________________
                                     Print Name of Buyer


                                     By:____________________________
                                        Name:_______________________
                                        Title:______________________

                                     IF AN ADVISER:


                                     _______________________________
                                     Print Name of Buyer


                                      Date:



                                      F-3-8

                                   EXHIBIT F-4

                         FORM OF TRANSFEROR CERTIFICATE


                                                   __________________, 19__


Structured Asset Mortgage Investments Inc.
245 Park Avenue
New York, New York 10167

The First National Bank of Chicago
One North State Street
Chicago, Illinois 60602

Attention: Structured Asset Mortgage Investments Inc. Series 1998-11

                  Re: Mortgage Pass-Through Certificates,
                      Series 1998-11, Class R
                      -----------------------------------

Ladies and Gentlemen:

                  This letter is delivered to you in connection with the transfer by _______________________________ (the "Seller") to
_______________________________ (the "Purchaser") of $_____________ Initial
Certificate Principal Balance of Mortgage Pass-Through Certificates, Series 1998-11, Class R (the "Certificates"), pursuant to Section 5.02 of the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of November 1, 1998 among Structured Asset Mortgage Investments Inc., as depositor (the "Depositor"), Norwest Bank Minnesota, National Association, as master servicer (the "Master Servicer"), Provident Funding Associates, L.P., as servicer and The First National Bank of Chicago, as trustee (the "Trustee"). All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement. The Seller hereby certifies, represents and warrants to, and covenants with, the Depositor and the Trustee that:

                  1. No purpose of the Seller relating to the transfer of the Certificate by the Seller to the Purchaser is or will be to impede the assessment or collection of any tax.

                  2. The Seller understands that the Purchaser has delivered to the Trustee and the Master Servicer a transfer affidavit and agreement in the form attached to the Pooling and Servicing Agreement as Exhibit F-5. The Seller does not know or believe that any representation contained therein is false.

                  3. The Seller has at the time of the transfer conducted a reasonable investigation of the financial condition of the Purchaser as contemplated by Treasury Regulations Section 1.860E-1(c)(4)(i) and, as a result of that investigation, the Seller has determined that the Purchaser


                                      F-4-1
has historically paid its debts as they become due and has found no significant evidence to indicate that the Purchaser will not continue to pay its debts as they become due in the future. The Seller understands that the transfer of a Class R Certificate may not be respected for United States income tax purposes (and the Seller may continue to be liable for United States income taxes associated therewith) unless the Seller has conducted such an investigation.

                  4. The Seller has no actual knowledge that the proposed Transferee is not both a United States Person and a Permitted Transferee.

                                      Very truly yours,



                                      _____________________________________
                                      (Seller)


                                      By:__________________________________
                                      Name:________________________________
                                      Title:_______________________________



                                      F-4-2

                                   EXHIBIT F-5

                    FORM OF TRANSFER AFFIDAVIT AND AGREEMENT

STATE OF     )
             : ss.:
COUNTY OF    )

                  [NAME OF OFFICER], being first duly sworn, deposes and says:

                  1. That he/she is [Title of Officer] of [Name of Owner] (record or beneficial owner of the Mortgage Pass-Through Certificates, Series 1998-11, Class R (the "Class R Certificates") (the "Owner")), a [savings institution] [corporation] duly organized and existing under the laws of [the State of __________________] [the United States], on behalf of which he/she makes this affidavit and agreement.

                  2. That the Owner (i) is not and will not be as of [date of transfer] a "disqualified organization" within the meaning of Section 860E(e)(5) of the Internal Revenue Code of 1986, as amended (the "Code") or an "electing large partnership' within the meaning of Section 775 of the Code, (ii) will endeavor to remain other than a disqualified organization and an electing large partnership for so long as it retains its ownership interest in the Class R Certificates, and (iii) is acquiring the Class R Certificates for its own account or for the account of another Owner from which it has received an affidavit and agreement in substantially the same form as this affidavit and agreement. (For this purpose, a "disqualified organization" means the United States, any state or political subdivision thereof, any agency or instrumentality of any of the foregoing (other than an instrumentality all of the activities of which are subject to tax and, except for the Federal Home Loan Mortgage Corporation, a majority of whose board of directors is not selected by any such governmental entity) or any foreign government, international organization or any agency or instrumentality of such foreign government or organization, any rural electric or telephone cooperative, or any organization (other than certain farmers' cooperatives) that is generally exempt from federal income tax unless such organization is subject to the tax on unrelated business taxable income).

                  3. That the Owner is aware (i) of the tax that would be imposed on transfers of Class R Certificates to disqualified organizations under the Code, that applies to all transfers of Class R Certificates after March 31, 1988; (ii) that such tax would be on the transferor, or, if such transfer is through an agent (which person includes a broker, nominee or middleman) for a disqualified organization, on the agent; (iii) that the person otherwise liable for the tax shall be relieved of liability for the tax if the transferee furnishes to such person an affidavit that the transferee is not a disqualified organization and, at the time of transfer, such person does not have actual knowledge that the affidavit is false; and (iv) that the Class R Certificates may be "noneconomic residual interests" within the meaning of Treasury regulations promulgated pursuant to the Code and that the transferor of a noneconomic residual interest will remain liable for any taxes due with respect to the income on such residual interest, unless no significant purpose of the transfer was to impede the assessment or collection of tax.



                                      F-5-1

                  4. That the Owner is aware of the tax imposed on a "pass-through entity" holding Class R Certificates if at any time during the taxable year of the pass-through entity a disqualified organization is the record holder of an interest in such entity. (For this purpose, a "pass through entity" includes a regulated investment company, a real estate investment trust or common trust fund, a partnership, trust or estate, and certain cooperatives.)

                  5. That the Owner is aware that the Trustee will not register the transfer of any Class R Certificates unless the transferee, or the transferee's agent, delivers to it an affidavit and agreement, among other things, in substantially the same form as this affidavit and agreement. The Owner expressly agrees that it will not consummate any such transfer if it knows or believes that any of the representations contained in such affidavit and agreement are false.

                  6. That the Owner has reviewed the restrictions set forth on the face of the Class R Certificates and the provisions of Section 5.02(e) of the Pooling and Servicing Agreement under which the Class R Certificates were issued (in particular, clause (iii)(A) and (iii)(B) of Section 5.02(e) which authorize the Trustee to deliver payments to a person other than the Owner and negotiate a mandatory sale by the Trustee in the event the Owner holds such Certificates in violation of Section 5.02(e)). The Owner expressly agrees to be bound by and to comply with such restrictions and provisions.

                  7. That the Owner consents to any additional restrictions or arrangements that shall be deemed necessary upon advice of counsel to constitute a reasonable arrangement to ensure that the Class R Certificates will only be owned, directly or indirectly, by an Owner that is not a disqualified organization.

                  8. The Owner's Taxpayer Identification Number is ____________.

                  9. This affidavit and agreement relates only to the Class R Certificates held by the Owner and not to any other holder of the Class R Certificates. The Owner understands that the liabilities described herein relate only to the Class R Certificates.

                  10. That no purpose of the Owner relating to the transfer of any of the Class R Certificates by the Owner is or will be to impede the assessment or collection of any tax.

                  11. That the Owner has no present knowledge or expectation that it will be unable to pay any United States taxes owed by it so long as any of the Certificates remain outstanding. In this regard, the Owner hereby represents to and for the benefit of the person from whom it acquired the Class R Certificate that the Owner intends to pay taxes associated with holding such Class R Certificate as they become due, fully understanding that it may incur tax liabilities in excess of any cash flows generated by the Class R Certificate.

                  12. That the Owner has no present knowledge or expectation that it will become insolvent or subject to a bankruptcy proceeding for so long as any of the Class R Certificates remain outstanding.



                                      F-5-2

                  13. The Owner is a citizen or resident of the United States, a corporation, partnership (including an entity treated as a corporation or partnership for federal income tax purposes) other entity created or organized in, or under the laws of, the United States or any political subdivision thereof (except, in the case of a partnership, to the extent provided in regulations), an estate whose income from sources without the United States is includible in gross income for United States federal income tax purposes regardless of its connection with the conduct of a trade or business within the United States, or a trust other than a "foreign trust" as defined in Section 7701(a)(31) of the Code.

                  14. The Owner hereby certifies, represents and warrants to, and covenants with the Depositor, the Trustee, the Master Servicer and the Servicer that the following statements in (a) or (b) are accurate: the Owner (a) is not acquiring the Certificates directly or indirectly by, or on behalf of, an employee benefit plan or other retirement arrangement which is subject to Title I of the Employee Retirement Income Security Act of 1974, as amended, and/or section 4975 of the Internal Revenue Code of 1986, as amended, or

                  (b) is providing a representation or an opinion of counsel to the effect that the proposed transfer and/or holding of the Certificates and the servicing, management and/or operation of the Trust and its assets: (I) will not result in any prohibited transaction which is not covered under an individual or class prohibited transaction exemption, including, but not limited to, Prohibited Transaction Exemption ("PTE") 84-14, PTE 91-38, PTE 90-1, PTE 95-60, PTE 96-23 or Section 401(c) of ERISA and the regulations promulgated thereunder and (II) will not give rise to any additional fiduciary duties on the part of the Depositor, the Master Servicer, the Servicer or the Trustee.

         In addition, the Owner hereby certifies, represents and warrants to, and covenants with, the Depositor, the Trustee, the Master Servicer and the Servicer that the Owner will not transfer such Certificates to any Plan or person unless either such Plan or person meets the requirements set forth in either (a) or (b) above.

         Capitalized terms used but not defined herein shall have the meanings assigned in the Pooling and Servicing Agreement.


                                      F-5-3

                  IN WITNESS WHEREOF, the Owner has caused this instrument to be executed on its behalf, pursuant to the authority of its Board of Directors, by its [Title of Officer] and its corporate seal to be hereunto attached, attested by its [Assistant] Secretary, this ____ day of _______________, 199__.

                                 [NAME OF OWNER]


                                 By:__________________________________
                                    [Name of Officer]
                                    [Title of Officer]
[Corporate Seal]

ATTEST:


______________________________
[Assistant] Secretary



                  Personally appeared before me the above-named [Name of Officer], known or proved to me to be the same person who executed the foregoing instrument and to be the [Title of Officer] of the Owner, and acknowledged to me that he/she executed the same as his/her free act and deed and the free act and deed of the Owner.

                  Subscribed and sworn before me this ____ day of ________________, 199__.



                                       _________________________________
                                       NOTARY PUBLIC

                                       COUNTY OF________________________
                                       STATE OF_________________________
                                       My Commission expires the ____ day of
                                       _______________, 19__.


                                      F-5-4

                                   EXHIBIT F-6

                       FORM OF ERISA REPRESENTATION LETTER

                                                     ______________, 19__


Structured Asset Mortgage Investments Inc.
245 Park Avenue
New York, New York 10167

The First National Bank of Chicago
One North State Street
Chicago, Illinois  60602

Norwest Bank Minnesota, National Association
1100 Broken Lane Parkway
Columbia, Maryland 21044

Provident Funding Associates, L.P.
1633 Bayshore Highway, Suite 155
Burlingame, California 64010

Attention: Structured Asset Mortgage Investments Inc. Series 1998-11

                  Re: Mortgage Pass-Through Certificates,
                      Series 1998-11, Class [X][PO][B-__]

Ladies and Gentlemen:

                  _________________________ (the "Purchaser") intends to
purchase from ___________________________ (the "Seller") $_____________ Initial
Certificate Principal Balance of Mortgage Pass-Through Certificates, Series 1998-11, Class [X][PO][B-__] (the "Certificates"), issued pursuant to the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of November 1, 1998 among Structured Asset Mortgage Investments Inc., as depositor (the "Depositor"), Norwest Bank Minnesota, National Association, as master servicer (the "Master Servicer"), Provident Funding Associates, L.P., as servicer (the "Servicer") and The First National Bank of Chicago, as trustee (the "Trustee"). All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement. The Purchaser hereby certifies, represents and warrants to, and covenants with, the Depositor, the Trustee, Master Servicer and the Servicer that:

                  (a) it is not acquiring the Certificates directly or indirectly by, or on behalf of, an employee benefit plan or other retirement arrangement which is subject to Title I of the Employee Retirement Income Security Act of 1974, as amended, and/or section 4975 of the Internal Revenue Code of 1986, as amended, or

                  (b) it is providing a representation or an opinion of counsel to the effect that the proposed transfer and/or holding of the Certificates and the servicing, management and/or operation of the Trust and its assets: (I) will not result in any prohibited transaction which is not covered under an individual or class prohibited transaction exemption, including, but not limited to, Prohibited Transaction Exemption ("PTE") 84-14, PTE 91-38, PTE 90-1, PTE 95-60, PTE 96-23 or Section 401(c) of ERISA and the regulations promulgated thereunder and (II) will not give rise to any additional fiduciary duties on the part of the Depositor, the Master Servicer, the Servicer or the Trustee.

         In addition, the Purchaser hereby certifies, represents and warrants to, and covenants with, the Depositor, the Trustee, the Master Servicer and the Servicer that the Purchaser will not transfer such Certificates to any Plan or person unless such Plan or person meets the requirements set forth in either (a) or (b) above.
                                      Very truly yours,

                                      __________________________________
                                      (Purchaser)

                                      By:_______________________________
                                      Name:_____________________________
                                      Title:____________________________


                                      F-6-2

                                    EXHIBIT G

                             MORTGAGE LOAN SCHEDULE

                                                SAMI 1998-11 MORTGAGE LOAN SCHEDULE

  LOAN                     STREET                                                                  ORIG     ORIG          ORIG
 NUMBER     NAME           ADDRESS                              CITY                STATE  ZIP     TERM     BAL           RATE
----------------------------------------------------------------------------------------------------------------------------------
  20803466  Yu             982 Hamilton Avenue                  Milpitas              CA   95035    360     185,000.00    7.8750
  20804039  Miller         3110 Bayo Vista Avenue               Alameda               CA   94501    360     376,000.00    8.2500
  70804465  Stoll          1688 Monaco Parkway                  Denver                CO   80220    360     270,500.00    7.3750
 108060422  Vij            5335 Ligurian Drive                  San Jose              CA   95138    360     520,000.00    7.3750
 108060455  Carrade        927 Ortega Street                    San Francisco         CA   94122    360     280,000.00    7.1250
 108060576  Mahood         5213 Waller Avenue                   Fremont               CA   94536    360     300,000.00    7.1250
 108060699  Tang           31 La Ronda                          Irvine                CA   92606    360     251,750.00    7.1250
 108060712  Aplin          2861 Emerson Street                  Palo Alto             CA   94306    360     345,000.00    7.8750
 108060713  Basel          2500 Graham Avenue                   Redondo Beach         CA   90278    180     260,000.00    6.5000
 108070011  Hatefi         5339 Paso Del Rio Way                Concord               CA   94521    360     247,000.00    7.0000
 108070039  Kirtley Jr.    3043 Balata Court                    Meridian              ID   83642    360     300,000.00    7.3750
 108070070  Collins        66 Arroyo Coyote Road                Santa Fe              NM   87505    360     240,000.00    7.3750
 108070440  Collins        32844 Ne Chamberlain Road            Corbett               OR   97019    360     240,000.00    7.5000
 108070490  Teeter         22435 S. Parrot Creek Road           Oregon City           OR   97045    360     290,000.00    7.2500
 108070511  Agnello        6423 Shelterwood Drive               Oakland               CA   94611    360     252,000.00    7.0000
 108070521  Chase          11515 Se Mather Road                 Clackamas             OR   97015    360     316,000.00    6.8750
 108070651  Lewis          741 36Th Avenue                      Santa Cruz            CA   95062    360     150,000.00    7.2500
 108070664  Strapp         1426 Caddington Drive                Rancho Palos Verdes   CA   90275    360     289,000.00    7.5000
 108070775  Peters         3024 Via La Selva                    Palos Verdes Estates  CA   90274    360     450,000.00    7.6250
 108070830  Fischman       416 South Doheny                     Beverly Hills         CA   90210    360     496,000.00    7.3750
 108080006  Chatterjee     181 Ada Avenue                       Mountain View         CA   94043    360     287,850.00    7.7500
 108080154  Cook           380 Oak Crest Road                   San Anselmo           CA   94960    360     420,000.00    7.2500
 108080162  TaoFan Chen   14320 Nw Mcnamee Rd.                  Portland              OR   97231    360     400,000.00    7.1250
 108080211  Kozak          22006 Grant Avenue                   Torrance              CA   90503    360     279,900.00    7.7500
 108080252  Pentek         1223 Birch Avenue                    San Mateo             CA   94402    360     308,000.00    6.8750
 108080329  Coons          23236 West Savory Place              Valencia              CA   91354    360     296,000.00    7.3750
 108080342  Mc Nally       2233 Peak Place                      Thousand Oaks         CA   91362    360     352,000.00    7.5000
 108080385  Stewart        1321 Rebecca Drive                   Livermore             CA   94550    360     325,000.00    7.2500
 108080387  Finka          4249 Dauntless Drive                 Rancho Palos Verdes   CA   90275    360     381,100.00    7.3750
 108080408  Plomedahl      146 View Crest Drive                 Castle Rock           WA   98611    360     280,000.00    7.5000
 108080443  Taylor         76 Tourmaline Avenue                 Livermore             CA   94550    360     307,000.00    7.0000
 108080450  Parde          579 Curie Drive                      San Jose              CA   95123    360     300,000.00    7.2500
 108080472  Beheshti       515 Ravenscourt Road                 Hillsborough          CA   94010    360     650,000.00    6.8750
 108080499  Wilson         18444 Ne 199Th Street                Woodinville           WA   98072    360     323,000.00    7.2500
 108080510  Schick         6769 Olive Branch Court              San Jose              CA   95120    360     560,000.00    9.5000
 108080547  Sandhu         2101 Skyline Drive                   Milpitas              CA   95035    360     330,000.00    7.1250
 108080559  Wrath          7203 St. George Lane                 San Jose              CA   95120    360     650,000.00    7.2500
 108080589  Pittler        429 Shana Court                      Danville              CA   94526    360     308,000.00    7.2500
 108080612  Gerstenberger  19910 Ne 253Rd Circle                Battle Ground         WA   98604    360     238,400.00    6.8750
 108090025  Cantor         409 Portofino Drive                  San Carlos            CA   94070    360     429,100.00    7.3750
 108090039  Wible          1330 Koch Lane                       San Jose              CA   95125    360     345,000.00    7.5000
 108090072  Harman         124 Claremont Crest Court            San Ramon             CA   94583    360     324,000.00    7.2500
 108090122  Mccartney      132 Megan Court                      Alamo                 CA   94507    360     495,000.00    7.0000
 108090144  Blinn          9401 N.E.  27Th Street               Bellevue              WA   98004    360     480,000.00    7.0000
 108090185  Marinelli      1255 Bernal Avenue                   Burlingame            CA   94010    360     405,000.00    7.2500
 108090186  Chiu           5330 Reseda Circle                   Fremont               CA   94538    360     291,200.00    7.3750
 108090189  Li             5099 Forest View Drive               San Jose              CA   95129    360     312,000.00    7.0000
 108090222  Ashby          526 Calistoga Circle                 Fremont               CA   94536    360     319,500.00    6.8750
 108090257  Kramer         2312 Kenwood Avenue                  San Jose              CA   95128    360     248,000.00    7.2500
 108090270  Trujillo       2015 West Toscanini Drive            Rancho Palos Verdes   CA   90275    360     272,000.00    7.3750


  LOAN                                PROP                  CURR          GROSS     POOL          LOAN     APPR         INTEREST
 NUMBER     NAME             FPD      TYPE    PANDI         BAL           RATE      STRIP    OCC  PURP     VALUE        PAID TO
-----------------------------------------------------------------------------------------------------------------------------------
  20803466  Yu              08/01/98   SF     1,341.38      184,485.70    7.8750    0.7875     O     R      295,000.00   11/01/98
  20804039  Miller          12/01/98   SF     2,824.76      376,000.00    8.2500    1.1625     O     P      470,000.00   11/01/98
  70804465  Stoll           09/01/98   SF     1,868.28      269,878.71    7.3750    0.2875     O     C      345,000.00   11/01/98
 108060422  Vij             11/01/98   SF     3,591.51      519,604.32    7.3750    0.2875     O     C      650,000.00   11/01/98
 108060455  Carrade         12/01/98   SF     1,886.41      280,000.00    7.1250    0.0375     O     P      380,000.00   11/01/98
 108060576  Mahood          12/01/98   SF     2,021.16      300,000.00    7.1250    0.0375     O     P      425,000.00   11/01/98
 108060699  Tang            09/01/98   SF     1,696.09      251,142.44    7.1250    0.0375     O     P      265,000.00   11/01/98
 108060712  Aplin           09/01/98   SF     2,501.49      344,283.03    7.8750    0.7875     O     C      465,000.00   11/01/98
 108060713  Basel           09/01/98   SF     2,264.88      257,416.42    6.5000    0.0000     O     R      302,000.00   11/01/98
 108070011  Hatefi          09/01/98   SF     1,643.30      246,389.06    7.0000    0.0025     O     P      260,000.00   11/01/98
 108070039  Kirtley Jr.     10/01/98   SF     2,072.03      299,542.05    7.3750    0.2875     O     R      720,000.00   11/01/98
 108070070  Collins         09/01/98   SF     1,657.62      239,448.76    7.3750    0.2875     O     C      311,000.00   11/01/98
 108070440  Collins         10/01/98   SF     1,678.11      239,642.66    7.5000    0.4125     O     C      327,000.00   11/01/98
 108070490  Teeter          10/01/98   SF     1,978.31      289,546.18    7.2500    0.1625     O     C      385,000.00   11/01/98
 108070511  Agnello         12/01/98   SF     1,676.56      252,000.00    7.0000    0.0025     O     R      360,000.00   11/01/98
 108070521  Chase           10/01/98   SF     2,075.90      315,467.52    6.8750    0.0000     O     C      398,000.00   11/01/98
 108070651  Lewis           11/01/98   SF     1,023.26      149,882.99    7.2500    0.1625     N     C      200,000.00   11/01/98
 108070664  Strapp          11/01/98   SF     2,020.73      288,785.52    7.5000    0.4125     O     C      365,000.00   11/01/98
 108070775  Peters          10/01/98   SF     3,185.07      449,346.54    7.6250    0.5375     O     C      640,000.00   11/01/98
 108070830  Fischman        10/01/98   4F     3,425.75      495,242.85    7.3750    0.2875     O     P      620,000.00   11/01/98
 108080006  Chatterjee      12/01/98   CO     2,062.19      287,850.00    7.7500    0.6625     O     P      310,000.00   11/01/98
 108080154  Cook            12/01/98   SF     2,865.14      420,000.00    7.2500    0.1625     O     C      560,000.00   11/01/98
 108080162  TaoFan Chen     11/01/98   SF     2,694.87      399,680.13    7.1250    0.0375     O     C      505,000.00   11/01/98
 108080211  Kozak           10/01/98   SF     2,005.24      279,503.62    7.7500    0.6625     O     P      312,000.00   11/01/98
 108080252  Pentek          12/01/98   SF     2,023.34      308,000.00    6.8750    0.0000     O     P      385,000.00   11/01/98
 108080329  Coons           11/01/98   SF     2,044.40      295,774.77    7.3750    0.2875     O     R      385,000.00   11/01/98
 108080342  Mc Nally        11/01/98   SF     2,461.24      351,738.76    7.5000    0.4125     O     R      470,000.00   11/01/98
 108080385  Stewart         10/01/98   SF     2,217.07      324,491.41    7.2500    0.1625     O     C      417,000.00   11/01/98
 108080387  Finka           12/01/98   SF     2,632.16      381,100.00    7.3750    0.2875     O     R      500,000.00   11/01/98
 108080408  Plomedahl       11/01/98   SF     1,957.80      279,792.20    7.5000    0.4125     O     C      352,000.00   11/01/98
 108080443  Taylor          12/01/98   SF     2,042.48      307,000.00    7.0000    0.0025     O     R      465,000.00   11/01/98
 108080450  Parde           10/01/98   SF     2,046.53      299,530.53    7.2500    0.1625     O     C      380,000.00   11/01/98
 108080472  Beheshti        11/01/98   SF     4,270.04      649,453.92    6.8750    0.0000     O     P    1,600,000.00   11/01/98
 108080499  Wilson          10/01/98   SF     2,203.43      322,494.54    7.2500    0.1625     O     C      410,000.00   11/01/98
 108080510  Schick          11/01/98   SF     4,708.78      559,724.55    9.5000    2.4125     O     P      700,000.00   11/01/98
 108080547  Sandhu          12/01/98   SF     2,223.27      330,000.00    7.1250    0.0375     O     R      650,000.00   11/01/98
 108080559  Wrath           12/01/98   SF     4,434.15      650,000.00    7.2500    0.1625     O     P    1,150,000.00   11/01/98
 108080589  Pittler         11/01/98   SF     2,101.10      307,759.73    7.2500    0.1625     O     C      385,000.00   11/01/98
 108080612  Gerstenberger   12/01/98   SF     1,566.12      238,400.00    6.8750    0.0000     O     P      265,000.00   11/01/98
 108090025  Cantor          12/01/98   4F     2,963.69      429,100.00    7.3750    0.2875     O     C      675,000.00   11/01/98
 108090039  Wible           11/01/98   SF     2,412.29      344,743.96    7.5000    0.4125     O     R      450,000.00   11/01/98
 108090072  Harman          11/01/98   SF     2,210.25      323,747.25    7.2500    0.1625     O     C      405,000.00   11/01/98
 108090122  Mccartney       12/01/98   SF     3,293.25      495,000.00    7.0000    0.0025     O     R      700,000.00   11/01/98
 108090144  Blinn           12/01/98   SF     3,193.45      480,000.00    7.0000    0.0025     O     R      740,000.00   11/01/98
 108090185  Marinelli       12/01/98   SF     2,762.81      405,000.00    7.2500    0.1625     O     C      580,000.00   11/01/98
 108090186  Chiu            11/01/98   SF     2,011.25      290,978.42    7.3750    0.2875     O     C      364,000.00   11/01/98
 108090189  Li              12/01/98   SF     2,075.74      312,000.00    7.0000    0.0025     O     R      470,000.00   11/01/98
 108090222  Ashby           12/01/98   SF     2,098.89      319,500.00    6.8750    0.0000     O     P      355,000.00   11/01/98
 108090257  Kramer          11/01/98   SF     1,691.80      247,806.54    7.2500    0.1625     O     P      310,000.00   11/01/98
 108090270  Trujillo        12/01/98   SF     1,878.64      272,000.00    7.3750    0.2875     O     R      425,000.00   11/01/98


  LOAN                     SVG      NET     DOC
 NUMBER     NAME           FEE      RATE    TYPE
------------------------------------------------
  20803466  Yu             0.3250   7.5375   F
  20804039  Miller         0.3250   7.9125   I
  70804465  Stoll          0.3250   7.0375   F
 108060422  Vij            0.3250   7.0375   F
 108060455  Carrade        0.3250   6.7875   F
 108060576  Mahood         0.3250   6.7875   F
 108060699  Tang           0.3250   6.7875   F
 108060712  Aplin          0.3250   7.5375   F
 108060713  Basel          0.2000   6.2875   F
 108070011  Hatefi         0.2350   6.7525   F
 108070039  Kirtley Jr.    0.3250   7.0375   I
 108070070  Collins        0.3250   7.0375   F
 108070440  Collins        0.3250   7.1625   F
 108070490  Teeter         0.3250   6.9125   F
 108070511  Agnello        0.2350   6.7525   F
 108070521  Chase          0.2000   6.6625   F
 108070651  Lewis          0.3250   6.9125   R
 108070664  Strapp         0.3250   7.1625   F
 108070775  Peters         0.3250   7.2875   F
 108070830  Fischman       0.3250   7.0375   F
 108080006  Chatterjee     0.3250   7.4125   F
 108080154  Cook           0.3250   6.9125   F
 108080162  TaoFan Chen    0.3250   6.7875   F
 108080211  Kozak          0.3250   7.4125   F
 108080252  Pentek         0.2000   6.6625   F
 108080329  Coons          0.3250   7.0375   F
 108080342  Mc Nally       0.3250   7.1625   F
 108080385  Stewart        0.3250   6.9125   F
 108080387  Finka          0.3250   7.0375   F
 108080408  Plomedahl      0.3250   7.1625   F
 108080443  Taylor         0.2350   6.7525   F
 108080450  Parde          0.3250   6.9125   F
 108080472  Beheshti       0.2000   6.6625   F
 108080499  Wilson         0.3250   6.9125   F
 108080510  Schick         0.3250   9.1625   N
 108080547  Sandhu         0.3250   6.7875   F
 108080559  Wrath          0.3250   6.9125   F
 108080589  Pittler        0.3250   6.9125   F
 108080612  Gerstenberger  0.2000   6.6625   F
 108090025  Cantor         0.3250   7.0375   I
 108090039  Wible          0.3250   7.1625   F
 108090072  Harman         0.3250   6.9125   F
 108090122  Mccartney      0.2350   6.7525   F
 108090144  Blinn          0.2350   6.7525   F
 108090185  Marinelli      0.3250   6.9125   F
 108090186  Chiu           0.3250   7.0375   F
 108090189  Li             0.2350   6.7525   F
 108090222  Ashby          0.2000   6.6625   F
 108090257  Kramer         0.3250   6.9125   I
 108090270  Trujillo       0.3250   7.0375   F


  LOAN                     STREET                                                                  ORIG     ORIG          ORIG
 NUMBER     NAME           ADDRESS                              CITY                STATE  ZIP     TERM     BAL           RATE
-----------------------------------------------------------------------------------------------------------------------------------
 108090272  Hwang          7733 Oak Meadow Court                Cupertino             CA   95014    360     548,000.00    7.0000
 108090299  Eastland       2805 Calle Aventura                  Rancho Palos Verdes   CA   90275    360     344,000.00    7.5000
 108090319  Georgia        4186 Graydon Road                    San Diego             CA   92130    360     251,300.00    7.1250
 108090323  Cacabelos      2626 Maybury Square                  San Jose              CA   95133    360     248,000.00    7.2500
 108090353  Do             635 Pinot Blanc Way                  Fremont               CA   94539    360     269,500.00    7.2500
 108090357  Cliff          333 Molton Avenue                    San Carlos            CA   94070    360     284,000.00    7.5000
 108090359  Lynch          14633 Shake Ridge Road               Sutter Creek          CA   95685    360     277,000.00    7.0000
 108090360  Lai            40703 Rainwater Court                Fremont               CA   94539    360     396,500.00    7.2500
 108090383  Mastick        2646 Grand Summit Road               Torrance              CA   90505    360     272,000.00    7.2500
 108090385  Torgersen      3659 Mapleknoll Place                Thousand Oaks         CA   91362    360     344,000.00    7.5000
 108090386  Hendricker     15182 Stratford Drive                San Jose              CA   95124    360     246,800.00    7.2500
 108090389  Shaby          210 Camino Real #B                   Redondo Beach         CA   90277    360     261,000.00    7.3750
 108090393  Paul           10 Ryan Avenue                       Mill Valley           CA   94941    360     243,000.00    7.3750
 108090425  Blum           222 Elvia Court                      San Rafael            CA   94903    360     332,000.00    7.1250
 108090538  Ryan           3715 South Dolphin Street            (San Pedro Area), Lo  CA   90731    360     262,300.00    7.2500
 108090541  Faloon         18 Lopez Key                         Bellevue              WA   98006    360     260,000.00    7.2500
 108090549  Khoo           4643 Maritime Loop                   Union City            CA   94587    360     295,000.00    7.2500
 108090583  Lehrke         42 Humboldt Avenue                   San Anselmo           CA   94960    360     389,900.00    7.2500
 108090586  Combs          173 Dune Drift Close                 The Sea Ranch         CA   95497    360     296,000.00    7.0000
 108090589  Vaziri         43555 Puesta Del Sol                 Fremont               CA   94539    360     304,800.00    6.8750
 108090592  Sagdahl        320 210Th Court Southeast            Redmond               WA   98053    360     300,000.00    7.2500
 108090622  Bowie          207 Edgehill Drive                   San Carlos            CA   94070    360     475,000.00    7.0000
 108090661  Scharlau       890 W. Mckinley Avenue               Sunnyvale             CA   94086    360     303,000.00    7.3750
 108090664  Hamilton       7028 Via Valverde                    San Diego             CA   92037    360     610,000.00    7.1250
 108090688  Bushweiler     1734 Springsong Drive                San  Jose             CA   95131    360     281,250.00    7.2500
 108090695  Portillo       471 Doma Drive                       San Jose              CA   95117    360     241,000.00    7.2500
 108090697  Geddes         232 7Th Street                       Seal Beach            CA   90740    360     437,000.00    7.2500
 108090701  Wong           1443 Chavez Way                      San Jose              CA   95131    360     252,000.00    7.2500
 108090710  Bull           931 North Rose Street                Burbank               CA   91505    360     244,000.00    7.2500
 108090748  Warren         2725 226Th Place Ne                  Redmond               WA   98053    360     263,100.00    7.2500
 108090845  Fuller         2797 Mira Bella Circle               Morgan Hill           CA   95037    360     330,000.00    6.7500
 108090857  Wen            408 Peninsula Avenue                 Burlingame            CA   94010    360     350,000.00    7.0000
 108090873  Madrigal       2030 Avy Avenue                      Menlo Park            CA   94025    360     500,000.00    7.5000
 108090881  Chen           2101 Calle Vista Verde               Milpitas              CA   95035    360     287,200.00    7.5000
 108100003  Lerz           2347 Mcgilvra  Boulevard  Ea         Seattle               WA   98112    360     320,000.00    7.0000
 108100021  Logevall       618 Calle Granada                    Santa Barbara         CA   93105    360     255,000.00    6.8750
 108100038  Hallstein      861 Del Ganado Road                  San Rafael            CA   94903    360     264,000.00    7.0000
 108100050  Michalak       5340 Matthew Terrace                 Fremont               CA   94555    360     252,000.00    7.5000
 108100057  Rao            18950 Mc Farland Avenue              Saratoga              CA   95070    360     254,000.00    7.3750
 108100090  Robles         67 Tara Road                         Orinda                CA   94563    360     602,000.00    7.0000
 108100092  Brunnquell     761 Neal Avenue                      San Carlos            CA   94070    360     318,500.00    7.2500
 108100107  Montano  Jr.   3178 Diablo View Road                Lafayette             CA   94549    360     426,000.00    7.0000
 108100111  Petek          547 Monterey Road                    Pacifica              CA   94044    360     285,000.00    7.0000
 108100114  Quan           943 Fell Court                       San Jose              CA   95136    360     252,000.00    7.0000
 108100122  Clegg          3376 Via Alicante                    La Jolla              CA   92037    360     140,000.00    8.1250
 108100129  Roth           331 West Linden Avenue               Burbank               CA   91506    360     289,600.00    7.0000
 108100131  Mei            43326 Debrum Common                  Fremont               CA   94539    360     355,500.00    7.5000
 108100138  Lu             20264 Glen Brae Drive                Saratoga              CA   95070    360     393,000.00    7.0000
 108100208  Wade           2758 Dominici Drive                  Fremont               CA   94536    360     328,000.00    7.2500
 108100256  Russo          3276 Deluna Drive                    Rancho Palos Verdes   CA   90275    360     368,000.00    7.0000


  LOAN                              PROP                  CURR          GROSS    POOL           LOAN     APPR         INTEREST
 NUMBER     NAME          EFPD      TYPE    PANDI         BAL           RATE     STRIP    OCC   PURP     VALUE        PAID TO
---------------------------------------------------------------------------------------------------------------------------------
108090272  Hwang          12/01/98   SF     3,645.86      548,000.00    7.0000   0.0025     O     P      685,000.00   11/01/98
108090299  Eastland       11/01/98   SF     2,405.30      343,744.70    7.5000   0.4125     O     R      470,000.00   11/01/98
108090319  Georgia        12/01/98   SF     1,693.05      251,300.00    7.1250   0.0375     O     C      385,000.00   11/01/98
108090323  Cacabelos      12/01/98   SF     1,691.80      248,000.00    7.2500   0.1625     O     P      310,000.00   11/01/98
108090353  Do             12/01/98   SF     1,838.47      269,500.00    7.2500   0.1625     O     R      410,000.00   11/01/98
108090357  Cliff          11/01/98   SF     1,985.77      283,789.23    7.5000   0.4125     O     C      410,000.00   11/01/98
108090359  Lynch          12/01/98   SF     1,842.89      277,000.00    7.0000   0.0025     O     R      369,000.00   11/01/98
108090360  Lai            11/01/98   SF     2,704.83      396,190.69    7.2500   0.1625     O     R      670,000.00   11/01/98
108090383  Mastick        11/01/98   SF     1,855.52      271,787.81    7.2500   0.1625     O     R      345,000.00   11/01/98
108090385  Torgersen      11/01/98   SF     2,405.30      343,744.70    7.5000   0.4125     O     R      430,000.00   11/01/98
108090386  Hendricker     11/01/98   SF     1,683.61      246,607.47    7.2500   0.1625     O     P      308,500.00   11/01/98
108090389  Shaby          12/01/98   CO     1,802.66      261,000.00    7.3750   0.2875     O     R      327,000.00   11/01/98
108090393  Paul           12/01/98   SF     1,678.34      243,000.00    7.3750   0.2875     O     R      455,000.00   11/01/98
108090425  Blum           12/01/98   SF     2,236.75      332,000.00    7.1250   0.0375     O     R      415,000.00   11/01/98
108090538  Ryan           12/01/98   SF     1,789.35      262,300.00    7.2500   0.1625     O     R      400,000.00   11/01/98
108090541  Faloon         12/01/98   SF     1,773.66      260,000.00    7.2500   0.1625     O     R      610,000.00   11/01/98
108090549  Khoo           11/01/98   SF     2,012.42      294,769.87    7.2500   0.1625     O     R      450,000.00   11/01/98
108090583  Lehrke         12/01/98   2F     2,659.81      389,900.00    7.2500   0.1625     O     R      530,000.00   11/01/98
108090586  Combs          12/01/98   SF     1,969.30      296,000.00    7.0000   0.0025     O     P      640,000.00   11/01/98
108090589  Vaziri         12/01/98   SF     2,002.32      304,800.00    6.8750   0.0000     O     P      381,000.00   11/01/98
108090592  Sagdahl        12/01/98   SF     2,046.53      300,000.00    7.2500   0.1625     O     C      423,500.00   11/01/98
108090622  Bowie          12/01/98   SF     3,160.19      475,000.00    7.0000   0.0025     O     C      875,000.00   11/01/98
108090661  Scharlau       12/01/98   SF     2,092.75      303,000.00    7.3750   0.2875     O     R      495,000.00   11/01/98
108090664  Hamilton       12/01/98   SF     4,109.68      610,000.00    7.1250   0.0375     O     C      880,000.00   11/01/98
108090688  Bushweiler     12/01/98   SF     1,918.62      281,250.00    7.2500   0.1625     O     C      375,000.00   11/01/98
108090695  Portillo       12/01/98   SF     1,644.04      241,000.00    7.2500   0.1625     O     C      322,000.00   11/01/98
108090697  Geddes         12/01/98   SF     2,981.11      437,000.00    7.2500   0.1625     O     C      585,000.00   11/01/98
108090701  Wong           12/01/98   SF     1,719.08      252,000.00    7.2500   0.1625     O     R      335,000.00   11/01/98
108090710  Bull           12/01/98   SF     1,664.51      244,000.00    7.2500   0.1625     O     R      305,000.00   11/01/98
108090748  Warren         12/01/98   SF     1,794.81      263,100.00    7.2500   0.1625     O     C      355,000.00   11/01/98
108090845  Fuller         12/01/98   SF     2,140.37      330,000.00    6.7500   0.0000     O     R      532,000.00   11/01/98
108090857  Wen            12/01/98   SF     2,328.56      350,000.00    7.0000   0.0025     O     C      480,000.00   11/01/98
108090873  Madrigal       12/01/98   SF     3,496.07      500,000.00    7.5000   0.4125     N     C      950,000.00   11/01/98
108090881  Chen           12/01/98   SF     2,008.14      287,200.00    7.5000   0.4125     O     P      359,000.00   11/01/98
108100003  Lerz           12/01/98   SF     2,128.97      320,000.00    7.0000   0.0025     O     P      400,000.00   11/01/98
108100021  Logevall       12/01/98   SF     1,675.17      255,000.00    6.8750   0.0000     O     P      465,000.00   11/01/98
108100038  Hallstein      12/01/98   SF     1,756.40      264,000.00    7.0000   0.0025     O     R      380,000.00   11/01/98
108100050  Michalak       12/01/98   SF     1,762.02      252,000.00    7.5000   0.4125     O     C      315,000.00   11/01/98
108100057  Rao            12/01/98   SF     1,754.31      254,000.00    7.3750   0.2875     O     R      525,000.00   11/01/98
108100090  Robles         12/01/98   SF     4,005.12      602,000.00    7.0000   0.0025     O     R      845,000.00   11/01/98
108100092  Brunnquell     12/01/98   SF     2,172.73      318,500.00    7.2500   0.1625     O     R      445,000.00   11/01/98
108100107  Montano  Jr.   12/01/98   SF     2,834.19      426,000.00    7.0000   0.0025     O     R      635,000.00   11/01/98
108100111  Petek          12/01/98   SF     1,896.11      285,000.00    7.0000   0.0025     O     C      380,000.00   11/01/98
108100114  Quan           12/01/98   SF     1,676.56      252,000.00    7.0000   0.0025     O     P      315,000.00   11/01/98
108100122  Clegg          12/01/98   CO     1,039.50      140,000.00    8.1250   1.0375     N     C      190,000.00   11/01/98
108100129  Roth           12/01/98   SF     1,926.72      289,600.00    7.0000   0.0025     O     P      362,000.00   11/01/98
108100131  Mei            12/01/98   SF     2,485.71      355,500.00    7.5000   0.4125     O     P      410,000.00   11/01/98
108100138  Lu             12/01/98   SF     2,614.64      393,000.00    7.0000   0.0025     O     R      930,000.00   11/01/98
108100208  Wade           12/01/98   SF     2,237.54      328,000.00    7.2500   0.1625     O     P      424,000.00   11/01/98
108100256  Russo          12/01/98   SF     2,448.31      368,000.00    7.0000   0.0025     O     R      510,000.00   11/01/98


  LOAN                   SVG      NET     DOC
 NUMBER     NAME         FEE      RATE    TYPE
----------------------------------------------
108090272  Hwang         0.2350   6.7525   F
108090299  Eastland      0.3250   7.1625   F
108090319  Georgia       0.3250   6.7875   F
108090323  Cacabelos     0.3250   6.9125   F
108090353  Do            0.3250   6.9125   F
108090357  Cliff         0.3250   7.1625   F
108090359  Lynch         0.2350   6.7525   F
108090360  Lai           0.3250   6.9125   F
108090383  Mastick       0.3250   6.9125   F
108090385  Torgersen     0.3250   7.1625   F
108090386  Hendricker    0.3250   6.9125   F
108090389  Shaby         0.3250   7.0375   F
108090393  Paul          0.3250   7.0375   F
108090425  Blum          0.3250   6.7875   F
108090538  Ryan          0.3250   6.9125   F
108090541  Faloon        0.3250   6.9125   F
108090549  Khoo          0.3250   6.9125   F
108090583  Lehrke        0.3250   6.9125   F
108090586  Combs         0.2350   6.7525   F
108090589  Vaziri        0.2000   6.6625   F
108090592  Sagdahl       0.3250   6.9125   F
108090622  Bowie         0.2350   6.7525   F
108090661  Scharlau      0.3250   7.0375   F
108090664  Hamilton      0.3250   6.7875   F
108090688  Bushweiler    0.3250   6.9125   F
108090695  Portillo      0.3250   6.9125   F
108090697  Geddes        0.3250   6.9125   F
108090701  Wong          0.3250   6.9125   F
108090710  Bull          0.3250   6.9125   F
108090748  Warren        0.3250   6.9125   F
108090845  Fuller        0.2000   6.5375   F
108090857  Wen           0.2350   6.7525   F
108090873  Madrigal      0.3250   7.1625   F
108090881  Chen          0.3250   7.1625   F
108100003  Lerz          0.2350   6.7525   F
108100021  Logevall      0.2000   6.6625   I
108100038  Hallstein     0.2350   6.7525   F
108100050  Michalak      0.3250   7.1625   F
108100057  Rao           0.3250   7.0375   F
108100090  Robles        0.2350   6.7525   F
108100092  Brunnquell    0.3250   6.9125   F
108100107  Montano  Jr.  0.2350   6.7525   F
108100111  Petek         0.2350   6.7525   F
108100114  Quan          0.2350   6.7525   F
108100122  Clegg         0.3250   7.7875   F
108100129  Roth          0.2350   6.7525   F
108100131  Mei           0.3250   7.1625   F
108100138  Lu            0.2350   6.7525   F
108100208  Wade          0.3250   6.9125   F
108100256  Russo         0.2350   6.7525   F



  LOAN                     STREET                                                                  ORIG     ORIG          ORIG
 NUMBER     NAME           ADDRESS                              CITY                STATE  ZIP     TERM     BAL           RATE
-----------------------------------------------------------------------------------------------------------------------------------
 108100284  Vu             514 Angus Drive                      Milpitas              CA   95035    360     369,000.00    7.0000
 108100289  Tan            1412 Valdez Way                      Fremont               CA   94539    360     376,000.00    7.5000
 108100297  Olsen          760 Jeffrey Avenue                   Campbell              CA   95008    360     248,000.00    7.7500
 108100301  Young          1207 Prevost Street                  San Jose              CA   95125    360     261,600.00    7.5000
 108100364  Anderle        2245 Cloverfield Boulevard           Santa Monica          CA   90405    360     260,500.00    7.1250
 108100437  Miller         1 Rowland Court                      Novato                CA   94947    360     256,000.00    7.3750
 108100439  Bettencourt    4661 Richmond Avenue                 Fremont               CA   94536    360     300,000.00    7.0000
 108100450  Koenig         15 Cypress Point Court               Alamo                 CA   94507    360     443,200.00    7.0000
 108100502  Le             2418 Glen Duff Way                   San Jose              CA   95148    360     292,400.00    7.0000
 108100521  Kubo           1980 Spyglass Hill Court             La Habra              CA   90631    360     321,000.00    6.7500
 108100557  Robison        1350 Nathan Lane                     Ventura               CA   93001    360     232,000.00    7.3750
 108100559  Pham           140 Arcadia Avenue                   Santa Clara           CA   95050    360     340,000.00    7.0000
 108100617  Smetana        106 Ardith Drive                     Orinda                CA   94563    360     249,000.00    7.0000
 108100628  Zhou           1515 Stubbins Way                    San Jose              CA   95132    360     255,800.00    7.5000
 108100672  Tonkin         21 South Ridgewood Road              Kentfield             CA   94904    360     394,000.00    7.2500
 108100695  Walters        318 Avila Road                       San Mateo             CA   94402    360     515,000.00    7.1250
 108100765  Richardson     1141 Marlin Avenue                   Foster City           CA   94404    360     268,000.00    6.8750
 108100767  Nguyen         6220 Running Springs Road            San Jose              CA   95135    360     355,000.00    7.6250
 108100882  Nacht          16832 Northeast  128Th Street        Redmond               WA   98052    360     277,500.00    6.8750
 208060009  Sirdofsky      67 Platt Avenue                      Sausalito             CA   94965    360     273,000.00    7.8750
 208060211  Wilcox         705 Hibiscus Place                   San Jose              CA   95117    360     237,500.00    7.8750
 208060437  Nguyen         5094 Gazania Drive                   San Jose              CA   95111    360     217,000.00    7.6250
 208060730  Bismanovsky    2220 Loch Lane                       Walnut Creek          CA   94598    360     332,000.00    7.7500
 208060773  Avila          335 North Twentieth Street           San Jose              CA   95122    360     240,000.00    7.1250
 208070052  Spinrad        15 Oak Avenue                        Kentfield             CA   94904    360     424,200.00    6.8750
 208070059  Gaerlan        8714 Stockholm Avenue                Las Vegas             NV   89117    360     254,950.00    7.3750
 208070155  Drolet         634636  Church Street                San Francisco         CA   94114    360     383,000.00    7.0000
 208070171  Sip            1258 Littleton Drive                 San Jose              CA   95131    360     312,000.00    7.7500
 208070180  Feeney         781 Starlight Court                  San Jose              CA   95117    360     230,000.00    7.7500
 208070255  Hong           213 North Ninth Street               San Jose              CA   95112    360     248,000.00    7.2500
 208070411  Catolico       32625 Lake Mead Drive                Fremont               CA   94555    360     255,500.00    7.5000
 208070418  Thorbrogger    1126 Alameda De Las Pulgas           San Mateo             CA   94402    360     337,000.00    7.0000
 208070559  Liepold        1181 Beach Park Boulevard            Foster City           CA   94404    360     378,000.00    7.3750
 208070571  Matar  Jr.     3053 Ridgegate Drive                 San Jose              CA   95133    360     282,000.00    7.0000
 208070574  Kopansky       875 Erickson Lane                    Foster City           CA   94404    360     280,000.00    7.8750
 208070599  Singh          1150 Natalie Lane                    Watsonville           CA   95076    180     218,000.00    7.6250
 208070621  Mc Cormick     1430 Barbis Way                      Concord               CA   94518    360     230,300.00    7.5000
 208070650  Dhiman         2448 Corum Court                     Union City            CA   94587    360     293,500.00    7.6250
 208070706  Nguyen         1671 Canyon View Drive               San Jose              CA   95132    360     450,000.00    7.7500
 208080026  Allsbrook      1860 Lone Oak Road                   Brentwood             CA   94513    360     261,250.00    7.5000
 208080090  Lorenzini      210 Duck Court                       Foster City           CA   94404    360     351,000.00    7.8750
 208080103  Clark          2947 Piedmont Avenue                 Berkeley              CA   94705    360     310,000.00    7.0000
 208080127  Leung          1499 Tolteca Drive                   Fremont               CA   94539    360     572,600.00    7.3750
 208080134  Cohen          2008 North Serrano Avenue            Los Angeles           CA   90027    360     460,000.00    7.3750
 208080138  Norland        397 Upper Terrace                    San Francisco         CA   94117    360     328,000.00    7.7500
 208080168  Quan           2827 Rainview Drive                  San Jose              CA   95133    360     192,000.00    8.0000
 208080226  Finnigan       12308 Titus Avenue                   Saratoga              CA   95070    360     340,500.00    7.3750
 208080266  Kauffman       1089 Oak Hill Road                   Lafayette             CA   94549    180     195,000.00    6.8750
 208080279  Brown          39 Humboldt Road                     Burlingame            CA   94010    360     320,000.00    7.7500
 208080302  Bowling        1037 Ranleigh Way                    Piedmont              CA   94610    360     479,000.00    7.3750


  LOAN                               PROP                  CURR          GROSS    POOL          LOAN     APPR         INTEREST
 NUMBER     NAME           FPD       TYPE    PANDI         BAL           RATE     STRIP    OCC  PURP     VALUE        PAID TO
--------------------------------------------------------------------------------------------------------------------------------
 108100284  Vu           12/01/98   SF     2,454.97      369,000.00    7.0000   0.0025     O     C      615,000.00   11/01/98
 108100289  Tan          12/01/98   SF     2,629.05      376,000.00    7.5000   0.4125     O     P      470,000.00   11/01/98
 108100297  Olsen        12/01/98   SF     1,776.70      248,000.00    7.7500   0.6625     O     P      337,000.00   11/01/98
 108100301  Young        12/01/98   SF     1,829.15      261,600.00    7.5000   0.4125     O     P      327,000.00   11/01/98
 108100364  Anderle      12/01/98   SF     1,755.04      260,500.00    7.1250   0.0375     O     R      550,000.00   11/01/98
 108100437  Miller       12/01/98   SF     1,768.13      256,000.00    7.3750   0.2875     O     C      360,000.00   11/01/98
 108100439  Bettencourt  12/01/98   SF     1,995.91      300,000.00    7.0000   0.0025     O     C      455,000.00   11/01/98
 108100450  Koenig       12/01/98   SF     2,948.62      443,200.00    7.0000   0.0025     O     P      554,000.00   11/01/98
 108100502  Le           12/01/98   SF     1,945.34      292,400.00    7.0000   0.0025     O     R      420,000.00   11/01/98
 108100521  Kubo         12/01/98   SF     2,082.00      321,000.00    6.7500   0.0000     O     R      440,000.00   11/01/98
 108100557  Robison      01/01/99   SF     1,602.37      232,000.00    7.3750   0.2875     O     P      290,000.00   11/01/98
 108100559  Pham         12/01/98   SF     2,262.03      340,000.00    7.0000   0.0025     O     R      460,000.00   11/01/98
 108100617  Smetana      12/01/98   SF     1,656.60      249,000.00    7.0000   0.0025     O     R      545,000.00   11/01/98
 108100628  Zhou         12/01/98   SF     1,788.59      255,800.00    7.5000   0.4125     O     R      320,000.00   11/01/98
 108100672  Tonkin       12/01/98   SF     2,687.77      394,000.00    7.2500   0.1625     O     C    1,275,000.00   11/01/98
 108100695  Walters      12/01/98   SF     3,469.65      515,000.00    7.1250   0.0375     O     C      850,000.00   11/01/98
 108100765  Richardson   12/01/98   SF     1,760.57      268,000.00    6.8750   0.0000     O     R      475,000.00   11/01/98
 108100767  Nguyen       01/01/99   SF     2,512.67      355,000.00    7.6250   0.5375     O     P      495,000.00   11/01/98
 108100882  Nacht        01/01/99   SF     1,822.98      277,500.00    6.8750   0.0000     O     R      475,000.00   11/01/98
 208060009  Sirdofsky    09/01/98   SF     1,979.44      272,432.66    7.8750   0.7875     O     R      550,000.00   11/01/98
 208060211  Wilcox       09/01/98   SF     1,722.04      237,006.44    7.8750   0.7875     O     P      290,000.00   11/01/98
 208060437  Nguyen       10/01/98   SF     1,535.91      216,684.89    7.6250   0.5375     O     R      340,000.00   11/01/98
 208060730  Bismanovsky  09/01/98   SF     2,378.49      331,292.48    7.7500   0.6625     O     R      425,000.00   11/01/98
 208060773  Avila        10/01/98   SF     1,616.92      239,615.01    7.1250   0.0375     O     C      300,000.00   11/01/98
 208070052  Spinrad      12/01/98   SF     2,786.69      424,200.00    6.8750   0.0000     O     R      625,000.00   11/01/98
 208070059  Gaerlan      01/01/99   SF     1,760.88      254,950.00    7.3750   0.2875     O     P      284,000.00   11/01/98
 208070155  Drolet       09/01/98   2F     2,548.11      382,052.67    7.0000   0.0025     O     R      690,000.00   11/01/98
 208070171  Sip          09/01/98   SF     2,235.21      311,335.11    7.7500   0.6625     O     C      392,000.00   11/01/98
 208070180  Feeney       10/01/98   SF     1,647.75      229,674.29    7.7500   0.6625     O     P      390,500.00   11/01/98
 208070255  Hong         11/01/98   SF     1,691.80      247,806.54    7.2500   0.1625     O     C      325,000.00   11/01/98
 208070411  Catolico     10/01/98   SF     1,786.49      255,119.58    7.5000   0.4125     O     P      270,000.00   11/01/98
 208070418  Thorbrogger  10/01/98   SF     2,242.07      336,445.92    7.0000   0.0025     O     C      424,000.00   11/01/98
 208070559  Liepold      12/01/98   SF     2,610.75      378,000.00    7.3750   0.2875     O     P      472,500.00   11/01/98
 208070571  Matar  Jr.   12/01/98   SF     1,876.15      282,000.00    7.0000   0.0025     O     P      354,000.00   11/01/98
 208070574  Kopansky     10/01/98   SF     2,030.19      279,613.35    7.8750   0.7875     O     C      350,000.00   11/01/98
 208070599  Singh        10/01/98   SF     2,036.40      216,693.47    7.6250   0.5375     O     R      273,000.00   11/01/98
 208070621  Mc Cormick   10/01/98   SF     1,610.29      229,957.10    7.5000   0.4125     O     P      243,000.00   11/01/98
 208070650  Dhiman       10/01/98   SF     2,077.37      293,073.80    7.6250   0.5375     O     P      310,000.00   11/01/98
 208070706  Nguyen       10/01/98   SF     3,223.86      449,362.74    7.7500   0.6625     O     C      600,000.00   11/01/98
 208080026  Allsbrook    11/01/98   SF     1,826.70      261,056.11    7.5000   0.4125     O     P      275,000.00   11/01/98
 208080090  Lorenzini    10/01/98   SF     2,544.99      350,515.30    7.8750   0.7875     O     C      445,000.00   11/01/98
 208080103  Clark        10/01/98   2F     2,062.44      309,490.31    7.0000   0.0025     O     C      630,000.00   11/01/98
 208080127  Leung        10/01/98   SF     3,954.81      571,725.92    7.3750   0.2875     O     P      818,000.00   11/01/98
 208080134  Cohen        10/01/98   SF     3,177.11      459,297.80    7.3750   0.2875     O     C      600,000.00   11/01/98
 208080138  Norland      10/01/98   CO     2,349.83      327,535.51    7.7500   0.6625     O     C      410,000.00   11/01/98
 208080168  Quan         12/01/98   SF     1,408.83      192,000.00    8.0000   0.9125     N     C      310,000.00   11/01/98
 208080226  Finnigan     10/01/98   SF     2,351.75      339,980.22    7.3750   0.2875     O     R      845,000.00   11/01/98
 208080266  Kauffman     11/01/98   SF     1,739.12      194,378.07    6.8750   0.0000     O     C      410,000.00   11/01/98
 208080279  Brown        10/01/98   SF     2,292.52      319,546.84    7.7500   0.6625     O     C      400,000.00   11/01/98
 208080302  Bowling      11/01/98   SF     3,308.33      478,635.52    7.3750   0.2875     O     C      612,000.00   11/01/98

  LOAN                  SVG      NET     DOC
 NUMBER     NAME        FEE      RATE    TYPE
---------------------------------------------
 108100284  Vu          0.2350   6.7525   F
 108100289  Tan         0.3250   7.1625   F
 108100297  Olsen       0.3250   7.4125   F
 108100301  Young       0.3250   7.1625   I
 108100364  Anderle     0.3250   6.7875   F
 108100437  Miller      0.3250   7.0375   F
 108100439  Bettencourt 0.2350   6.7525   F
 108100450  Koenig      0.2350   6.7525   F
 108100502  Le          0.2350   6.7525   F
 108100521  Kubo        0.2000   6.5375   F
 108100557  Robison     0.3250   7.0375   F
 108100559  Pham        0.2350   6.7525   F
 108100617  Smetana     0.2350   6.7525   F
 108100628  Zhou        0.3250   7.1625   F
 108100672  Tonkin      0.3250   6.9125   F
 108100695  Walters     0.3250   6.7875   F
 108100765  Richardson  0.2000   6.6625   F
 108100767  Nguyen      0.3250   7.2875   F
 108100882  Nacht       0.2000   6.6625   F
 208060009  Sirdofsky   0.3250   7.5375   I
 208060211  Wilcox      0.3250   7.5375   F
 208060437  Nguyen      0.3250   7.2875   I
 208060730  Bismanovsky 0.3250   7.4125   I
 208060773  Avila       0.3250   6.7875   F
 208070052  Spinrad     0.2000   6.6625   I
 208070059  Gaerlan     0.3250   7.0375   F
 208070155  Drolet      0.2350   6.7525   F
 208070171  Sip         0.3250   7.4125   F
 208070180  Feeney      0.3250   7.4125   N
 208070255  Hong        0.3250   6.9125   F
 208070411  Catolico    0.3250   7.1625   F
 208070418  Thorbrogger 0.2350   6.7525   F
 208070559  Liepold     0.3250   7.0375   F
 208070571  Matar  Jr.  0.2350   6.7525   F
 208070574  Kopansky    0.3250   7.5375   F
 208070599  Singh       0.3250   7.2875   I
 208070621  Mc Cormick  0.3250   7.1625   F
 208070650  Dhiman      0.3250   7.2875   F
 208070706  Nguyen      0.3250   7.4125   F
 208080026  Allsbrook   0.3250   7.1625   F
 208080090  Lorenzini   0.3250   7.5375   F
 208080103  Clark       0.2350   6.7525   F
 208080127  Leung       0.3250   7.0375   I
 208080134  Cohen       0.3250   7.0375   F
 208080138  Norland     0.3250   7.4125   F
 208080168  Quan        0.3250   7.6625   R
 208080226  Finnigan    0.3250   7.0375   I
 208080266  Kauffman    0.2000   6.6625   N
 208080279  Brown       0.3250   7.4125   F
 208080302  Bowling     0.3250   7.0375   F


  LOAN                     STREET                                                                  ORIG     ORIG          ORIG
 NUMBER     NAME           ADDRESS                              CITY                STATE  ZIP     TERM     BAL           RATE
-----------------------------------------------------------------------------------------------------------------------------------
 208080306  Cummings       5348 Meadow Wood Place               Concord               CA   94521    360     232,000.00    7.3750
 208080315  Mcmahon        120 Gabarda Way                      Portola Valley        CA   94028    360     500,000.00    7.1250
 208080319  Intuprapa      3347 La Selva                        San Mateo             CA   94403    360     144,800.00    7.6250
 208080331  Lakes          2335 Mt. Davidson Drive              San Jose              CA   95124    360     248,800.00    7.7500
 208080336  Curameng       666 San Diego Avenue                 Daly City             CA   94014    360     196,000.00    7.8750
 208080339  Hettrich       126 San Felipe Avenue                San Francisco         CA   94127    360     500,000.00    7.2500
 208080363  Stouffer       9 Courtney Lane                      Danville              CA   94506    360     488,000.00    7.2500
 208080372  Meylan         150 Willow Avenue                    Corte Madera          CA   94925    360     313,000.00    6.8750
 208080373  Graybeal       470 Stonefield Court                 San Jose              CA   95136    360     300,000.00    7.5000
 208080411  Raaker         1465 Gable Court                     Tracy                 CA   95376    360     246,950.00    6.8750
 208080470  Barbour        647 Glenwood Avenue                  Mill Valley           CA   94941    360     280,000.00    7.8750
 208080489  Hansen         4600 Crow Canyon Place               Castro Valley         CA   94552    360     340,000.00    7.0000
 208080528  Farrow         730 Colusa Avenue                    El Cerrito            CA   94530    360     244,000.00    7.5000
 208080538  Tang           510 La Casa Avenue                   San Mateo             CA   94403    360     382,500.00    7.5000
 208080591  Brandt         544 Bayview Avenue                   Millbrae              CA   94030    360     295,000.00    7.2500
 208080623  Busot          408410  Waller Street                San Francisco         CA   94117    360     360,000.00    7.6250
 208090009  Cabico         1977 Marsh Creek Court               Santa Rosa            CA   94503    360     150,000.00    7.7500
 208090043  Nguyen         302 Coty Way                         San Jose              CA   95136    180     122,000.00    7.2500
 208090062  Fauss          3737 Sky Court                       San Mateo             CA   94403    360     292,500.00    6.8750
 208090067  Desuyo         9 Lycett Court                       Daly City             CA   94015    360     259,000.00    7.3750
 208090069  Tuscano        98 Menlo Avenue                      Daly City             CA   94015    360     213,500.00    7.6250
 208090079  Poling         987 Hawthorn Drive                   Lafayette             CA   94549    360     284,800.00    7.7500
 208090101  Sanchez        2013 Olivia Court                    Pleasanton            CA   94588    360     270,000.00    7.3750
 208090109  Blonigan       32478 Monterey Drive                 Union City            CA   94587    360     359,200.00    7.2500
 208090118  Wisler         1242 Dorchester Lane                 San Jose              CA   95118    360     250,000.00    7.1250
 208090119  Helmig         364 Devonshire Boulevard             San Carlos            CA   94070    360     540,000.00    8.2500
 208090120  Seshappan      5468 Shattuck Avenue                 Fremont               CA   94555    360     323,200.00    7.3750
 208090126  Rajala         12 Red Maple Place                   Danville              CA   94506    360     480,000.00    7.5000
 208090128  Duval          4335 Opal Cliff Drive                Santa Cruz            CA   95062    360     260,000.00    6.8750
 208090141  Boyenga        1010 25Th Avenue                     Oakland               CA   94601    180      54,000.00    7.6250
 208090158  Salinda  Jr.   2545 Ardee Lane                      South San Francisco   CA   94080    360     333,000.00    7.5000
 208090167  Rushmeyer      429 Colony Knoll Drive               San Jose              CA   95123    360     164,000.00    7.1250
 208090171  Schooley       480 Oakshire Place                   Alamo                 CA   94507    360     628,000.00    7.0000
 208090172  Davis          1280 Mountain Quail Circle           San Jose              CA   95120    360     394,400.00    7.2500
 208090175  Huynh          2987 Capewood Lane                   San Jose              CA   95132    360     216,250.00    7.8750
 208090177  Steere         4145 Segunda Drive                   Carmel                CA   93923    360     320,000.00    7.6250
 208090179  Judd           3534 Jefferson Avenue                Redwood City          CA   94062    360     270,000.00    7.2500
 208090185  Garcia         5920 Cabral Avenue                   San Jose              CA   95123    360     292,600.00    7.1250
 208090198  Connolly  Jr.  30093011  Van Ness Avenue            San Francisco         CA   94123    360     650,000.00    7.2500
 208090215  Le Blanc       4089 Amos Way                        San Jose              CA   95135    360     260,800.00    7.7500
 208090251  Kang           2121 Goldenrod Lane                  San Ramon             CA   94583    360     340,000.00    7.3750
 208090258  Johansen       2632 Bush Street                     San Francisco         CA   94115    360     308,000.00    7.2500
 208090260  Isaacson       17 Via Capistrano                    Tiburon               CA   94920    360     560,000.00    7.2500
 208090272  Bernhardt      845 Rebecca Circle                   Watsonville           CA   95076    360     204,400.00    7.5000
 208090302  Bergin         8584 Peachtree Avenue                Newark                CA   94560    360     260,000.00    7.2500
 208090305  Casquejo       25061 Sausalito Street               Laguna Hills          CA   92653    360     275,000.00    7.0000
 208090313  Pon            4643 Hampshire Way                   Fremont               CA   94538    360     261,000.00    7.2500
 208090314  Toney          3390 Awalt Drive                     Mountain View         CA   94040    360     455,000.00    7.3750
 208090325  Montague       3737 Cherryvale Avenue               Soquel                CA   95073    360     354,000.00    7.2500
 208090326  Allard         818 Sugarpine  Avenue                Sunnyvale             CA   94086    360     334,400.00    7.0000


  LOAN                               PROP                  CURR          GROSS    POOL          LOAN     APPR         INTEREST
 NUMBER     NAME           FPD       TYPE    PANDI         BAL           RATE     STRIP    OCC  PURP     VALUE        PAID TO
----------------------------------------------------------------------------------------------------------------------------------
 208080306  Cummings       10/01/98   SF     1,602.37      231,645.85    7.3750   0.2875     O     C      295,000.00   11/01/98
 208080315  Mcmahon        01/01/99   SF     3,368.59      500,000.00    7.1250   0.0375     O     C      675,000.00   11/01/98
 208080319  Intuprapa      11/01/98   CO     1,024.89      144,695.20    7.6250   0.5375     O     P      152,500.00   11/01/98
 208080331  Lakes          10/01/98   SF     1,782.43      248,447.67    7.7500   0.6625     O     C      311,000.00   11/01/98
 208080336  Curameng       12/01/98   SF     1,421.14      196,000.00    7.8750   0.7875     O     P      255,000.00   11/01/98
 208080339  Hettrich       10/01/98   SF     3,410.88      499,217.55    7.2500   0.1625     O     C      650,000.00   11/01/98
 208080363  Stouffer       11/01/98   SF     3,329.02      487,619.31    7.2500   0.1625     O     C      610,000.00   11/01/98
 208080372  Meylan         11/01/98   SF     2,056.19      312,737.04    6.8750   0.0000     O     R      430,000.00   11/01/98
 208080373  Graybeal       11/01/98   SF     2,097.64      299,777.36    7.5000   0.4125     O     C      375,000.00   11/01/98
 208080411  Raaker         12/01/98   SF     1,622.29      246,950.00    6.8750   0.0000     O     P      260,000.00   11/01/98
 208080470  Barbour        11/01/98   SF     2,030.19      279,807.31    7.8750   0.7875     O     P      350,000.00   11/01/98
 208080489  Hansen         11/01/98   SF     2,262.03      339,721.30    7.0000   0.0025     O     C      425,000.00   11/01/98
 208080528  Farrow         11/01/98   SF     1,706.08      243,818.92    7.5000   0.4125     N     C      305,000.00   11/01/98
 208080538  Tang           11/01/98   SF     2,674.50      382,216.13    7.5000   0.4125     O     P      510,000.00   11/01/98
 208080591  Brandt         11/01/98   SF     2,012.42      294,769.87    7.2500   0.1625     O     C      385,000.00   11/01/98
 208080623  Busot          11/01/98   2F     2,548.06      359,739.44    7.6250   0.5375     O     C      455,000.00   11/01/98
 208090009  Cabico         11/01/98   SF     1,074.62      149,894.13    7.7500   0.6625     O     C      225,000.00   11/01/98
 208090043  Nguyen         12/01/98   SF     1,113.69      122,000.00    7.2500   0.1625     N     R      299,000.00   11/01/98
 208090062  Fauss          12/01/98   SF     1,921.52      292,500.00    6.8750   0.0000     O     C      460,000.00   11/01/98
 208090067  Desuyo         12/01/98   SF     1,788.85      259,000.00    7.3750   0.2875     O     C      335,000.00   11/01/98
 208090069  Tuscano        11/01/98   SF     1,511.14      213,345.47    7.6250   0.5375     O     R      280,000.00   11/01/98
 208090079  Poling         11/01/98   SF     2,040.34      284,598.99    7.7500   0.6625     O     C      356,000.00   11/01/98
 208090101  Sanchez        12/01/98   SF     1,864.82      270,000.00    7.3750   0.2875     O     C      360,000.00   11/01/98
 208090109  Blonigan       11/01/98   SF     2,450.38      358,919.79    7.2500   0.1625     O     C      468,500.00   11/01/98
 208090118  Wisler         11/01/98   SF     1,684.30      249,800.08    7.1250   0.0375     O     C      320,000.00   11/01/98
 208090119  Helmig         12/01/98   SF     4,056.84      540,000.00    8.2500   1.1625     O     C    1,050,000.00   11/01/98
 208090120  Seshappan      12/01/98   SF     2,232.26      323,200.00    7.3750   0.2875     O     C      404,000.00   11/01/98
 208090126  Rajala         11/01/98   SF     3,356.23      479,643.77    7.5000   0.4125     O     C      600,000.00   11/01/98
 208090128  Duval          12/01/98   SF     1,708.01      260,000.00    6.8750   0.0000     O     C      375,000.00   11/01/98
 208090141  Boyenga        12/01/98   SF       504.43       54,000.00    7.6250   0.5375     N     P       72,000.00   11/01/98
 208090158  Salinda  Jr.   11/01/98   SF     2,328.38      332,752.87    7.5000   0.4125     O     R      370,000.00   11/01/98
 208090167  Rushmeyer      11/01/98   CO     1,104.90      163,868.85    7.1250   0.0375     O     C      205,000.00   11/01/98
 208090171  Schooley       12/01/98   SF     4,178.10      628,000.00    7.0000   0.0025     O     R    1,100,000.00   11/01/98
 208090172  Davis          11/01/98   SF     2,690.50      394,092.33    7.2500   0.1625     O     C      493,000.00   11/01/98
 208090175  Huynh          12/01/98   SF     1,567.96      216,250.00    7.8750   0.7875     N     C      280,000.00   11/01/98
 208090177  Steere         11/01/98   SF     2,264.94      319,768.39    7.6250   0.5375     O     C      400,000.00   11/01/98
 208090179  Judd           12/01/98   SF     1,841.88      270,000.00    7.2500   0.1625     O     C      460,000.00   11/01/98
 208090185  Garcia         12/01/98   SF     1,971.30      292,600.00    7.1250   0.0375     O     P      308,000.00   11/01/98
 208090198  Connolly  Jr.  11/01/98   2F     4,434.15      649,492.94    7.2500   0.1625     O     C      920,000.00   11/01/98
 208090215  Le Blanc       12/01/98   SF     1,868.40      260,800.00    7.7500   0.6625     O     C      326,000.00   11/01/98
 208090251  Kang           11/01/98   SF     2,348.30      339,741.29    7.3750   0.2875     O     C      425,000.00   11/01/98
 208090258  Johansen       12/01/98   SF     2,101.10      308,000.00    7.2500   0.1625     O     R      650,000.00   11/01/98
 208090260  Isaacson       12/01/98   SF     3,820.19      560,000.00    7.2500   0.1625     O     C    1,110,000.00   11/01/98
 208090272  Bernhardt      11/01/98   SF     1,429.19      204,248.31    7.5000   0.4125     O     P      292,000.00   11/01/98
 208090302  Bergin         12/01/98   SF     1,773.66      260,000.00    7.2500   0.1625     O     C      365,000.00   11/01/98
 208090305  Casquejo       12/01/98   SF     1,829.58      275,000.00    7.0000   0.0025     O     R      450,000.00   11/01/98
 208090313  Pon            12/01/98   SF     1,780.48      261,000.00    7.2500   0.1625     O     R      276,000.00   11/01/98
 208090314  Toney          12/01/98   SF     3,142.57      455,000.00    7.3750   0.2875     O     C      665,000.00   11/01/98
 208090325  Montague       11/01/98   SF     2,414.90      353,723.85    7.2500   0.1625     O     R      464,000.00   11/01/98
 208090326  Allard         12/01/98   SF     2,224.77      334,400.00    7.0000   0.0025     O     P      418,000.00   11/01/98

  LOAN                    SVG      NET     DOC
 NUMBER     NAME          FEE      RATE    TYPE
-----------------------------------------------
 208080306  Cummings      0.3250   7.0375   F
 208080315  Mcmahon       0.3250   6.7875   F
 208080319  Intuprapa     0.3250   7.2875   F
 208080331  Lakes         0.3250   7.4125   F
 208080336  Curameng      0.3250   7.5375   F
 208080339  Hettrich      0.3250   6.9125   F
 208080363  Stouffer      0.3250   6.9125   F
 208080372  Meylan        0.2000   6.6625   F
 208080373  Graybeal      0.3250   7.1625   F
 208080411  Raaker        0.2000   6.6625   F
 208080470  Barbour       0.3250   7.5375   I
 208080489  Hansen        0.2350   6.7525   F
 208080528  Farrow        0.3250   7.1625   F
 208080538  Tang          0.3250   7.1625   R
 208080591  Brandt        0.3250   6.9125   F
 208080623  Busot         0.3250   7.2875   F
 208090009  Cabico        0.3250   7.4125   N
 208090043  Nguyen        0.3250   6.9125   I
 208090062  Fauss         0.2000   6.6625   F
 208090067  Desuyo        0.3250   7.0375   F
 208090069  Tuscano       0.3250   7.2875   F
 208090079  Poling        0.3250   7.4125   F
 208090101  Sanchez       0.3250   7.0375   F
 208090109  Blonigan      0.3250   6.9125   F
 208090118  Wisler        0.3250   6.7875   F
 208090119  Helmig        0.3250   7.9125   I
 208090120  Seshappan     0.3250   7.0375   F
 208090126  Rajala        0.3250   7.1625   F
 208090128  Duval         0.2000   6.6625   F
 208090141  Boyenga       0.3250   7.2875   I
 208090158  Salinda  Jr.  0.3250   7.1625   F
 208090167  Rushmeyer     0.3250   6.7875   I
 208090171  Schooley      0.2350   6.7525   F
 208090172  Davis         0.3250   6.9125   F
 208090175  Huynh         0.3250   7.5375   F
 208090177  Steere        0.3250   7.2875   F
 208090179  Judd          0.3250   6.9125   F
 208090185  Garcia        0.3250   6.7875   F
 208090198  Connolly  Jr. 0.3250   6.9125   F
 208090215  Le Blanc      0.3250   7.4125   F
 208090251  Kang          0.3250   7.0375   F
 208090258  Johansen      0.3250   6.9125   F
 208090260  Isaacson      0.3250   6.9125   I
 208090272  Bernhardt     0.3250   7.1625   N
 208090302  Bergin        0.3250   6.9125   F
 208090305  Casquejo      0.2350   6.7525   F
 208090313  Pon           0.3250   6.9125   F
 208090314  Toney         0.3250   7.0375   F
 208090325  Montague      0.3250   6.9125   I
 208090326  Allard        0.2350   6.7525   F


  LOAN                     STREET                                                                  ORIG     ORIG          ORIG
 NUMBER     NAME           ADDRESS                              CITY                STATE  ZIP     TERM     BAL           RATE
-----------------------------------------------------------------------------------------------------------------------------------
 208090327  Benassini      500 Iris Lane                        San Ramon             CA   94583    360     400,000.00    7.8750
 208090328  Fryhoff        112 Barberry Lane                    San Ramon             CA   94583    360     445,000.00    6.8750
 208090356  Barker         3321 Dover Road                      Redwood City          CA   94061    360     298,500.00    7.5000
 208090368  Sirulnick      18 Bayview Avenue                    Mill Valley           CA   94941    360     312,500.00    7.3750
 208090371  Donovan        172 Chetwood Drive                   Mountain View         CA   94043    360     405,000.00    7.2500
 208090372  Ferrigno       1221 Swordfish Street                Foster City           CA   94404    360     256,000.00    7.1250
 208090379  Wilson         1634 Hallbrook Drive                 San Jose              CA   95124    360     293,600.00    7.2500
 208090391  Lu             3607 Slopeview Drive                 San Jose              CA   95148    360     288,000.00    6.8750
 208090395  Amores         7510 May Way                         San Ramon             CA   94583    360     255,000.00    7.5000
 208090447  Tadevich       2460 Scarlett Road                   Gilroy                CA   95020    360     332,400.00    7.1250
 208090448  Stenzel        5250 East Lakeshore Drive            San Ramon             CA   94583    360     300,000.00    7.0000
 208090450  Du             2690 Sycamore Grove Place            San Jose              CA   95121    360     466,000.00    7.7500
 208090457  Saunders       4580 Quarter Lane                    Oakley                CA   94561    360     256,000.00    7.5000
 208090459  Bautista       210 Santa Clara Avenue               Alameda               CA   94501    360     206,000.00    7.7500
 208090463  Gottlieb       1272 Simmons Lane                    Novato                CA   94945    360     313,000.00    7.3750
 208090480  Chotani        20361 Via San Marino                 Cupertino             CA   95014    360     450,000.00    7.2500
 208090490  Osterloh       341 Castle Crest Road                Alamo                 CA   94507    360     499,200.00    7.6250
 208090511  Ricco          1018 Nightfall Court                 San Jose              CA   95120    360     444,000.00    7.2500
 208090514  Simms          999 La Mesa Terrace                  Sunnyvale             CA   94086    360     316,000.00    6.8750
 208090524  Parish         614 Torwood Lane                     Los Altos             CA   94022    360     626,250.00    7.3750
 208090554  Shahab         311 Nob Hill Drive                   Walnut Creek          CA   94596    360     322,000.00    7.1250
 208090555  Soriano        1212 Mayberry Lane                   San Jose              CA   95131    360     367,500.00    7.2500
 208090570  Anderson       5861 Bridle Way                      San Jose              CA   95123    360     285,000.00    7.1250
 208090582  Vo             3921 Honolulu Court                  San Jose              CA   95119    360     242,000.00    7.3750
 208090583  Khorashadi     1548 Primrose Way                    Cupertino             CA   95014    360     360,000.00    7.1250
 208090588  Lang  Jr.      448 Knollcrest Avenue                San Jose              CA   95138    360     266,400.00    7.1250
 208090591  Gopinath       10 Chapparal Court                   San Ramon             CA   94583    360     346,700.00    7.2500
 208090600  Nguyen         1686 Via Campo Verde                 San Jose              CA   95120    360     367,000.00    7.2500
 208090620  Smith          237 Hermosa Avenue                   Oakland               CA   94618    360     320,000.00    7.0000
 208090622  Barreras       4380 Callan Boulevard                Daly City             CA   94015    360     276,000.00    7.1250
 208090624  Kang           6735 Elwood Road                     San Jose              CA   95120    360     300,000.00    7.0000
 208090628  Riley          2090 Braemar Road                    Oakland               CA   94602    360     376,000.00    7.5000
 208090632  Malloy         1695 Clovis Avenue                   San Jose              CA   95124    360     297,000.00    7.3750
 208090647  Vardaro        2300 Slater Street                   Santa Rosa            CA   95404    360     151,000.00    7.2500
 208090660  Shaposhnikov   736738  44Th Avenue                  San Francisco         CA   94121    360     364,000.00    7.3750
 208090676  Lambidakis     3900 Maybee Lane                     Santa Cruz            CA   95065    360     400,000.00    7.0000
 208090678  Robinson       27 Sheridan Road                     Oakland               CA   94618    360     335,150.00    7.2500
 208090704  Arbabaraghi    4331 Diavila Avenue                  Pleasanton            CA   94588    360     285,600.00    7.3750
 208090706  Wornum         1823 Alameda Avenue                  Alameda               CA   94501    360     440,000.00    7.2500
 208090709  Jen            568 Kelly Way                        Palo Alto             CA   94306    360     442,000.00    7.1250
 208090710  Abraham        5019 New Trier Avenue                San Jose              CA   95136    360     304,100.00    7.8750
 208090715  Jensen         3 Aster Court                        Mill Valley           CA   94941    360     300,000.00    7.3750
 208090723  Hicks          2805 Pleasant Vallley Road           Aptos                 CA   95003    360     470,000.00    7.3750
 208090726  Gu             686 Fairlane Avenue                  Santa Clara           CA   95051    360     260,000.00    7.3750
 208090732  Schnider       2804 Benvenue Avenue                 Berkeley              CA   94705    360     347,000.00    7.2500
 208090739  Brown          170 Walter Hays Drive                Palo Alto             CA   94303    360     545,000.00    7.0000
 208090745  Yu             34170 Audrey Court                   Fremont               CA   94555    360     195,000.00    8.2500
 208090746  Gebhart        110 Tanoak Drive                     Portola Valley        CA   94028    360     375,000.00    7.0000
 208090817  Kriscunas      916 Kennedy Drive                    Capitola              CA   95010    360     284,000.00    6.8750
 208090832  Blackford      225 Whitehaven Way                   Martinez              CA   94553    360     303,000.00    7.0000


  LOAN                               PROP                  CURR          GROSS    POOL          LOAN     APPR         INTEREST
 NUMBER     NAME           FPD       TYPE    PANDI         BAL           RATE     STRIP    OCC  PURP     VALUE        PAID TO
----------------------------------------------------------------------------------------------------------------------------------
 208090327  Benassini      11/01/98   SF     2,900.28      399,724.72    7.8750   0.7875     N     P      530,000.00   11/01/98
 208090328  Fryhoff        12/01/98   SF     2,923.33      445,000.00    6.8750   0.0000     O     R      640,000.00   11/01/98
 208090356  Barker         11/01/98   SF     2,087.16      298,278.47    7.5000   0.4125     O     R      410,000.00   11/01/98
 208090368  Sirulnick      11/01/98   SF     2,158.36      312,262.21    7.3750   0.2875     O     R      750,000.00   11/01/98
 208090371  Donovan        11/01/98   SF     2,762.81      404,684.06    7.2500   0.1625     O     C      544,000.00   11/01/98
 208090372  Ferrigno       12/01/98   SF     1,724.72      256,000.00    7.1250   0.0375     O     R      420,000.00   11/01/98
 208090379  Wilson         11/01/98   SF     2,002.87      293,370.96    7.2500   0.1625     O     C      367,000.00   11/01/98
 208090391  Lu             12/01/98   SF     1,891.96      288,000.00    6.8750   0.0000     O     P      375,000.00   11/01/98
 208090395  Amores         12/01/98   SF     1,783.00      255,000.00    7.5000   0.4125     O     P      372,000.00   11/01/98
 208090447  Tadevich       12/01/98   SF     2,239.44      332,400.00    7.1250   0.0375     O     R      425,000.00   11/01/98
 208090448  Stenzel        12/01/98   SF     1,995.91      300,000.00    7.0000   0.0025     O     P      398,500.00   11/01/98
 208090450  Du             11/01/98   SF     3,338.48      465,671.10    7.7500   0.6625     O     P      583,000.00   11/01/98
 208090457  Saunders       11/01/98   SF     1,789.99      255,810.01    7.5000   0.4125     O     P      320,000.00   11/01/98
 208090459  Bautista       12/01/98   SF     1,475.81      206,000.00    7.7500   0.6625     O     C      265,000.00   11/01/98
 208090463  Gottlieb       11/01/98   SF     2,161.81      312,761.83    7.3750   0.2875     O     R      405,000.00   11/01/98
 208090480  Chotani        12/01/98   SF     3,069.79      450,000.00    7.2500   0.1625     O     C      635,000.00   11/01/98
 208090490  Osterloh       12/01/98   SF     3,533.31      499,200.00    7.6250   0.5375     O     P      625,000.00   11/01/98
 208090511  Ricco          11/01/98   SF     3,028.86      443,653.64    7.2500   0.1625     O     C      630,000.00   11/01/98
 208090514  Simms          11/01/98   CO     2,075.90      315,734.52    6.8750   0.0000     O     C      395,000.00   11/01/98
 208090524  Parish         11/01/98   SF     4,325.35      625,773.48    7.3750   0.2875     O     R      835,000.00   11/01/98
 208090554  Shahab         12/01/98   SF     2,169.37      322,000.00    7.1250   0.0375     O     R      420,000.00   11/01/98
 208090555  Soriano        01/01/99   SF     2,507.00      367,500.00    7.2500   0.1625     O     P      460,000.00   11/01/98
 208090570  Anderson       11/01/98   SF     1,920.10      284,772.09    7.1250   0.0375     O     P      317,000.00   11/01/98
 208090582  Vo             12/01/98   SF     1,671.43      242,000.00    7.3750   0.2875     O     C      310,000.00   11/01/98
 208090583  Khorashadi     12/01/98   SF     2,425.39      360,000.00    7.1250   0.0375     O     C      580,000.00   11/01/98
 208090588  Lang  Jr.      12/01/98   SF     1,794.79      266,400.00    7.1250   0.0375     O     P      349,000.00   11/01/98
 208090591  Gopinath       11/01/98   SF     2,365.11      346,429.54    7.2500   0.1625     O     R      460,000.00   11/01/98
 208090600  Nguyen         12/01/98   SF     2,503.59      367,000.00    7.2500   0.1625     O     R      550,000.00   11/01/98
 208090620  Smith          12/01/98   SF     2,128.97      320,000.00    7.0000   0.0025     O     C      420,000.00   11/01/98
 208090622  Barreras       12/01/98   SF     1,859.46      276,000.00    7.1250   0.0375     O     C      345,000.00   11/01/98
 208090624  Kang           12/01/98   SF     1,995.91      300,000.00    7.0000   0.0025     O     R      597,000.00   11/01/98
 208090628  Riley          11/01/98   SF     2,629.05      375,720.95    7.5000   0.4125     O     C      470,000.00   11/01/98
 208090632  Malloy         12/01/98   SF     2,051.31      297,000.00    7.3750   0.2875     O     C      390,000.00   11/01/98
 208090647  Vardaro        12/01/98   SF     1,030.09      151,000.00    7.2500   0.1625     O     C      212,000.00   11/01/98
 208090660  Shaposhnikov   12/01/98   2F     2,514.06      364,000.00    7.3750   0.2875     O     R      580,000.00   11/01/98
 208090676  Lambidakis     12/01/98   SF     2,661.21      400,000.00    7.0000   0.0025     O     P      780,000.00   11/01/98
 208090678  Robinson       12/01/98   SF     2,286.31      335,150.00    7.2500   0.1625     O     R      500,000.00   11/01/98
 208090704  Arbabaraghi    12/01/98   SF     1,972.57      285,600.00    7.3750   0.2875     O     C      362,000.00   11/01/98
 208090706  Wornum         12/01/98   SF     3,001.58      440,000.00    7.2500   0.1625     O     C      550,000.00   11/01/98
 208090709  Jen            12/01/98   SF     2,977.84      442,000.00    7.1250   0.0375     O     C      552,500.00   11/01/98
 208090710  Abraham        12/01/98   SF     2,204.94      304,100.00    7.8750   0.7875     O     C      405,500.00   11/01/98
 208090715  Jensen         12/01/98   SF     2,072.03      300,000.00    7.3750   0.2875     O     C      720,000.00   11/01/98
 208090723  Hicks          12/01/98   SF     3,246.17      470,000.00    7.3750   0.2875     O     C      775,000.00   11/01/98
 208090726  Gu             12/01/98   SF     1,795.76      260,000.00    7.3750   0.2875     O     R      433,000.00   11/01/98
 208090732  Schnider       12/01/98   SF     2,367.15      347,000.00    7.2500   0.1625     O     R      470,000.00   11/01/98
 208090739  Brown          12/01/98   SF     3,625.90      545,000.00    7.0000   0.0025     O     R    1,100,000.00   11/01/98
 208090745  Yu             12/01/98   SF     1,464.97      195,000.00    8.2500   1.1625     N     C      260,000.00   11/01/98
 208090746  Gebhart        12/01/98   SF     2,494.88      375,000.00    7.0000   0.0025     O     C      850,000.00   11/01/98
 208090817  Kriscunas      12/01/98   SF     1,865.68      284,000.00    6.8750   0.0000     O     C      355,000.00   11/01/98
 208090832  Blackford      12/01/98   SF     2,015.87      303,000.00    7.0000   0.0025     O     R      950,000.00   11/01/98

  LOAN                    SVG      NET     DOC
 NUMBER     NAME          FEE      RATE    TYPE
-----------------------------------------------
 208090327  Benassini     0.3250   7.5375   F
 208090328  Fryhoff       0.2000   6.6625   F
 208090356  Barker        0.3250   7.1625   F
 208090368  Sirulnick     0.3250   7.0375   I
 208090371  Donovan       0.3250   6.9125   F
 208090372  Ferrigno      0.3250   6.7875   F
 208090379  Wilson        0.3250   6.9125   F
 208090391  Lu            0.2000   6.6625   I
 208090395  Amores        0.3250   7.1625   F
 208090447  Tadevich      0.3250   6.7875   F
 208090448  Stenzel       0.2350   6.7525   F
 208090450  Du            0.3250   7.4125   I
 208090457  Saunders      0.3250   7.1625   I
 208090459  Bautista      0.3250   7.4125   R
 208090463  Gottlieb      0.3250   7.0375   F
 208090480  Chotani       0.3250   6.9125   F
 208090490  Osterloh      0.3250   7.2875   I
 208090511  Ricco         0.3250   6.9125   F
 208090514  Simms         0.2000   6.6625   F
 208090524  Parish        0.3250   7.0375   F
 208090554  Shahab        0.3250   6.7875   F
 208090555  Soriano       0.3250   6.9125   F
 208090570  Anderson      0.3250   6.7875   F
 208090582  Vo            0.3250   7.0375   F
 208090583  Khorashadi    0.3250   6.7875   F
 208090588  Lang  Jr.     0.3250   6.7875   F
 208090591  Gopinath      0.3250   6.9125   F
 208090600  Nguyen        0.3250   6.9125   F
 208090620  Smith         0.2350   6.7525   F
 208090622  Barreras      0.3250   6.7875   F
 208090624  Kang          0.2350   6.7525   F
 208090628  Riley         0.3250   7.1625   F
 208090632  Malloy        0.3250   7.0375   F
 208090647  Vardaro       0.3250   6.9125   I
 208090660  Shaposhnikov  0.3250   7.0375   I
 208090676  Lambidakis    0.2350   6.7525   F
 208090678  Robinson      0.3250   6.9125   F
 208090704  Arbabaraghi   0.3250   7.0375   F
 208090706  Wornum        0.3250   6.9125   F
 208090709  Jen           0.3250   6.7875   F
 208090710  Abraham       0.3250   7.5375   R
 208090715  Jensen        0.3250   7.0375   F
 208090723  Hicks         0.3250   7.0375   F
 208090726  Gu            0.3250   7.0375   F
 208090732  Schnider      0.3250   6.9125   F
 208090739  Brown         0.2350   6.7525   F
 208090745  Yu            0.3250   7.9125   I
 208090746  Gebhart       0.2350   6.7525   F
 208090817  Kriscunas     0.2000   6.6625   F
 208090832  Blackford     0.2350   6.7525   I


  LOAN                     STREET                                                                  ORIG     ORIG          ORIG
 NUMBER     NAME           ADDRESS                              CITY                STATE  ZIP     TERM     BAL           RATE
-----------------------------------------------------------------------------------------------------------------------------------
 208090839  Norori         24 Santa Fe Avenue                   San Francisco         CA   94124    360     256,500.00    6.8750
 208090859  Tahriri        2812 Newlands Avenue                 Belmont               CA   94002    180     320,000.00    6.8750
 208090860  Chan           5124 Desmond Street                  Oakland               CA   94618    360     256,000.00    6.8750
 208090877  Panlasigui     2412 Villa Nueva Way                 Mountain View         CA   94040    360     300,000.00    7.2500
 208090893  Chavez         1625 Diel Drive                      Milpitas              CA   95035    360     200,000.00    8.0000
 208100013  Nguyen         5817 Chambertin Drive                San Jose              CA   95118    360     284,000.00    7.2500
 208100020  Bear           77 Crest Drive                       Watsonville           CA   95076    360     510,000.00    7.7500
 208100095  Duckering      285 Firestone Drive                  Walnut Creek          CA   94598    360     300,000.00    7.2500
 208100102  Tischer        611 Park Hill Road                   Danville              CA   94526    360     317,000.00    7.1250
 208100108  Davis          2066 Dublin Way                      San Mateo             CA   94403    360     265,000.00    7.2500
 208100109  Harden         360 S. Thirteenth  Street            San Jose              CA   95112    360     240,000.00    7.7500
 208100114  Makowsky       500 Magellan Avenue                  San Francisco         CA   94116    360     385,000.00    7.1250
 208100118  HeadGordon    710 Miner Road                        Orinda                CA   94563    360     444,000.00    7.2500
 208100159  Finer          21 Oakhaven Way                      Woodside              CA   94062    360     809,000.00    7.0000
 208100173  Tran           1837 Montage Court                   San Jose              CA   95131    360     275,000.00    7.1250
 208100176  Green          2 Hartwood Court                     Lafayette             CA   94549    360     471,600.00    7.1250
 208100195  Szeto          1410 Braebridge Road                 San Jose              CA   95131    360     254,000.00    7.5000
 208100215  Yang           2814 Monte Cresta Way                San Jose              CA   95132    360     190,000.00    7.2500
 208100219  Robinson       1676 Littleton Place                 Campbell              CA   95008    360     470,000.00    7.3750
 208100231  Dunham         20502052  Bush Street                San Francisco         CA   94115    360     320,000.00    7.0000
 208100233  Yakushi        241 Port Royal Avenue                Foster City           CA   94404    360     464,000.00    6.7500
 208100235  Wong           1522 Lawton Street                   San Francisco         CA   94122    360     323,000.00    7.3750
 208100238  Campbell       1218 Silva Lane                      Alameda               CA   94502    360     261,000.00    7.0000
 208100272  Pino           2535 Crestmoor Drive                 San Bruno             CA   94066    360     246,600.00    7.3750
 208100273  Carter         102 Dogwood Drive                    Walnut Creek          CA   94598    360     269,600.00    7.1250
 208100275  Edelman        2775 Mossy Oak Drive                 Danville              CA   94506    360     423,750.00    7.2500
 208100285  O'Brien        150 Hill Road                        Danville              CA   94526    360     645,000.00    6.8750
 208100289  Fleming        7380 Jaybrook Court                  Pleasanton            CA   94588    360     301,000.00    7.8750
 208100294  Rodgers        15520 Via Eduardo                    Morgan Hill           CA   95037    360     258,300.00    7.1250
 208100303  Parker         58 Wildwood Gardens                  Piedmont              CA   94611    360     378,000.00    7.2500
 208100315  O'Farrell      463 Waskow Drive                     San Jose              CA   95123    360     264,600.00    7.3750
 208100325  Hong           2527  Emerson Street                 San Francisco         CA   94118    360     485,000.00    7.3750
 208100327  Mac Leod       218 Pacific Avenue                   Piedmont              CA   94611    360     400,000.00    7.0000
 208100333  Arlie          36843 Dauphine Avenue                Fremont               CA   94536    360     270,250.00    7.1250
 208100334  Das            2917 Regent Street                   Berkeley              CA   94705    360     376,600.00    7.3750
 208100349  Robinson       3240 Blackhawk Meadow Drive          Danville              CA   94506    360     490,000.00    7.1250
 208100374  Ziedman        931 Mendocino Avenue                 Berkeley              CA   94707    360     493,000.00    7.2500
 208100390  Elliott        239 Harding Avenue                   Los Gatos             CA   95030    360     590,000.00    7.2500
 208100397  Bailowitz      911 Shattuck Avenue                  Berkeley              CA   94707    360     248,700.00    7.0000
 208100428  Tran           368 Moretti Lane                     Milpitas              CA   95035    360     278,350.00    7.2500
 208100432  Iida           110 Juanita Woods Road               Boulder Creek         CA   95006    360     240,000.00    7.0000
 208100438  Keefer         35 Primrose Way                      San Ramon             CA   94583    360     423,000.00    7.0000
 208100442  Oka            17870 Holiday Drive                  Morgan Hill           CA   95037    360     272,000.00    6.7500
 208100444  Lowe           2160 Vizcaya Circle                  San Jose              CA   95124    360     379,000.00    7.0000
 208100447  Chow           4006 West Rincon Avenue              Campbell              CA   95008    360     277,500.00    7.0000
 208100474  Raker          21 Oakdale Avenue                    Mill Valley           CA   94941    360     425,000.00    7.2500
 208100485  Brown          43921 Pine Court                     Fremont               CA   94539    360     362,000.00    7.1250
 208100489  Do             4814 Plainfield  Drive               San Jose              CA   95111    360     253,600.00    7.2500
 208100509  Sun            823 Ramona Avenue                    Albany                CA   94706    360     262,400.00    7.2500
 208100518  Cutler         134 Sunnyside Avenue                 Piedmont              CA   94611    360     263,200.00    7.3750


  LOAN                              PROP                  CURR          GROSS    POOL           LOAN     APPR         INTEREST
 NUMBER     NAME          FPD       TYPE    PANDI         BAL           RATE     STRIP    OCC   PURP     VALUE        PAID TO
---------------------------------------------------------------------------------------------------------------------------------
 208090839  Norori        12/01/98   SF     1,685.02      256,500.00    6.8750  0.0000      O     P      285,000.00   11/01/98
 208090859  Tahriri       12/01/98   SF     2,853.93      320,000.00    6.8750  0.0000      O     C      640,000.00   11/01/98
 208090860  Chan          12/01/98   SF     1,681.74      256,000.00    6.8750  0.0000      O     P      320,000.00   11/01/98
 208090877  Panlasigui    12/01/98   SF     2,046.53      300,000.00    7.2500  0.1625      O     C      560,000.00   11/01/98
 208090893  Chavez        12/01/98   SF     1,467.53      200,000.00    8.0000  0.9125      O     C      300,000.00   11/01/98
 208100013  Nguyen        12/01/98   SF     1,937.38      284,000.00    7.2500  0.1625      O     C      447,000.00   11/01/98
 208100020  Bear          12/01/98   SF     3,653.70      510,000.00    7.7500  0.6625      O     P      681,000.00   11/01/98
 208100095  Duckering     12/01/98   SF     2,046.53      300,000.00    7.2500  0.1625      O     R      450,000.00   11/01/98
 208100102  Tischer       12/01/98   SF     2,135.69      317,000.00    7.1250  0.0375      O     C      492,000.00   11/01/98
 208100108  Davis         12/01/98   SF     1,807.77      265,000.00    7.2500  0.1625      O     C      370,000.00   11/01/98
 208100109  Harden        12/01/98   SF     1,719.39      240,000.00    7.7500  0.6625      O     C      300,000.00   11/01/98
 208100114  Makowsky      12/01/98   SF     2,593.82      385,000.00    7.1250  0.0375      O     C      725,000.00   11/01/98
 208100118  HeadGordon    12/01/98   SF     3,028.86      444,000.00    7.2500  0.1625      O     R      555,000.00   11/01/98
 208100159  Finer         12/01/98   SF     5,382.30      809,000.00    7.0000  0.0025      O     R    1,165,000.00   11/01/98
 208100173  Tran          12/01/98   SF     1,852.73      275,000.00    7.1250  0.0375      O     R      438,000.00   11/01/98
 208100176  Green         12/01/98   SF     3,177.26      471,600.00    7.1250  0.0375      O     P      590,000.00   11/01/98
 208100195  Szeto         12/01/98   SF     1,776.00      254,000.00    7.5000  0.4125      O     C      343,000.00   11/01/98
 208100215  Yang          12/01/98   SF     1,296.13      190,000.00    7.2500  0.1625      O     C      311,000.00   11/01/98
 208100219  Robinson      12/01/98   SF     3,246.17      470,000.00    7.3750  0.2875      O     R      655,000.00   11/01/98
 208100231  Dunham        12/01/98   2F     2,128.97      320,000.00    7.0000  0.0025      O     R      710,000.00   11/01/98
 208100233  Yakushi       12/01/98   SF     3,009.50      464,000.00    6.7500  0.0000      O     P      585,000.00   11/01/98
 208100235  Wong          12/01/98   SF     2,230.88      323,000.00    7.3750  0.2875      O     C      443,000.00   11/01/98
 208100238  Campbell      01/01/99   SF     1,736.44      261,000.00    7.0000  0.0025      O     P      290,000.00   11/01/98
 208100272  Pino          12/01/98   SF     1,703.20      246,600.00    7.3750  0.2875      O     C      360,000.00   11/01/98
 208100273  Carter        12/01/98   SF     1,816.35      269,600.00    7.1250  0.0375      O     R      337,000.00   11/01/98
 208100275  Edelman       12/01/98   SF     2,890.72      423,750.00    7.2500  0.1625      O     R      565,000.00   11/01/98
 208100285  O'Brien       12/01/98   SF     4,237.19      645,000.00    6.8750  0.0000      O     R      860,000.00   11/01/98
 208100289  Fleming       12/01/98   SF     2,182.46      301,000.00    7.8750  0.7875      O     C      450,000.00   11/01/98
 208100294  Rodgers       12/01/98   SF     1,740.21      258,300.00    7.1250  0.0375      O     P      369,000.00   11/01/98
 208100303  Parker        12/01/98   SF     2,578.63      378,000.00    7.2500  0.1625      O     R      775,000.00   11/01/98
 208100315  O'Farrell     12/01/98   SF     1,827.53      264,600.00    7.3750  0.2875      O     R      294,000.00   11/01/98
 208100325  Hong          12/01/98   2F     3,349.77      485,000.00    7.3750  0.2875      O     C      730,000.00   11/01/98
 208100327  Mac Leod      12/01/98   SF     2,661.21      400,000.00    7.0000  0.0025      O     P      500,000.00   11/01/98
 208100333  Arlie         12/01/98   SF     1,820.72      270,250.00    7.1250  0.0375      O     P      288,000.00   11/01/98
 208100334  Das           12/01/98   SF     2,601.08      376,600.00    7.3750  0.2875      O     R      560,000.00   11/01/98
 208100349  Robinson      12/01/98   SF     3,301.22      490,000.00    7.1250  0.0375      O     C      666,000.00   11/01/98
 208100374  Ziedman       12/01/98   SF     3,363.13      493,000.00    7.2500  0.1625      O     C      750,000.00   11/01/98
 208100390  Elliott       12/01/98   SF     4,024.84      590,000.00    7.2500  0.1625      O     C      825,000.00   11/01/98
 208100397  Bailowitz     12/01/98   SF     1,654.61      248,700.00    7.0000  0.0025      O     R      370,000.00   11/01/98
 208100428  Tran          01/01/99   SF     1,898.84      278,350.00    7.2500  0.1625      O     P      300,000.00   11/01/98
 208100432  Iida          12/01/98   SF     1,596.73      240,000.00    7.0000  0.0025      O     C      320,000.00   11/01/98
 208100438  Keefer        12/01/98   SF     2,814.23      423,000.00    7.0000  0.0025      O     C      540,000.00   11/01/98
 208100442  Oka           12/01/98   SF     1,764.19      272,000.00    6.7500  0.0000      O     R      510,000.00   11/01/98
 208100444  Lowe          12/01/98   SF     2,521.50      379,000.00    7.0000  0.0025      O     R      507,500.00   11/01/98
 208100447  Chow          12/01/98   SF     1,846.21      277,500.00    7.0000  0.0025      O     R      370,000.00   11/01/98
 208100474  Raker         12/01/98   SF     2,899.25      425,000.00    7.2500  0.1625      O     R      610,000.00   11/01/98
 208100485  Brown         12/01/98   SF     2,438.86      362,000.00    7.1250  0.0375      O     R      600,000.00   11/01/98
 208100489  Do            12/01/98   SF     1,730.00      253,600.00    7.2500  0.1625      O     P      320,000.00   11/01/98
 208100509  Sun           01/01/99   SF     1,790.03      262,400.00    7.2500  0.1625      O     P      330,000.00   11/01/98
 208100518  Cutler        01/01/99   SF     1,817.86      263,200.00    7.3750  0.2875      O     P      329,000.00   11/01/98


  LOAN                   SVG      NET     DOC
 NUMBER     NAME         FEE      RATE    TYP
---------------------------------------------
 208090839  Norori       0.2000   6.6625   F
 208090859  Tahriri      0.2000   6.6625   I
 208090860  Chan         0.2000   6.6625   F
 208090877  Panlasigui   0.3250   6.9125   F
 208090893  Chavez       0.3250   7.6625   N
 208100013  Nguyen       0.3250   6.9125   F
 208100020  Bear         0.3250   7.4125   I
 208100095  Duckering    0.3250   6.9125   F
 208100102  Tischer      0.3250   6.7875   F
 208100108  Davis        0.3250   6.9125   I
 208100109  Harden       0.3250   7.4125   N
 208100114  Makowsky     0.3250   6.7875   F
 208100118  HeadGordon   0.3250   6.9125   F
 208100159  Finer        0.2350   6.7525   F
 208100173  Tran         0.3250   6.7875   F
 208100176  Green        0.3250   6.7875   F
 208100195  Szeto        0.3250   7.1625   F
 208100215  Yang         0.3250   6.9125   I
 208100219  Robinson     0.3250   7.0375   F
 208100231  Dunham       0.2350   6.7525   F
 208100233  Yakushi      0.2000   6.5375   F
 208100235  Wong         0.3250   7.0375   I
 208100238  Campbell     0.2350   6.7525   F
 208100272  Pino         0.3250   7.0375   F
 208100273  Carter       0.3250   6.7875   F
 208100275  Edelman      0.3250   6.9125   F
 208100285  O'Brien      0.2000   6.6625   F
 208100289  Fleming      0.3250   7.5375   F
 208100294  Rodgers      0.3250   6.7875   F
 208100303  Parker       0.3250   6.9125   F
 208100315  O'Farrell    0.3250   7.0375   F
 208100325  Hong         0.3250   7.0375   I
 208100327  Mac Leod     0.2350   6.7525   F
 208100333  Arlie        0.3250   6.7875   F
 208100334  Das          0.3250   7.0375   F
 208100349  Robinson     0.3250   6.7875   F
 208100374  Ziedman      0.3250   6.9125   F
 208100390  Elliott      0.3250   6.9125   F
 208100397  Bailowitz    0.2350   6.7525   F
 208100428  Tran         0.3250   6.9125   F
 208100432  Iida         0.2350   6.7525   F
 208100438  Keefer       0.2350   6.7525   F
 208100442  Oka          0.2000   6.5375   F
 208100444  Lowe         0.2350   6.7525   F
 208100447  Chow         0.2350   6.7525   F
 208100474  Raker        0.3250   6.9125   F
 208100485  Brown        0.3250   6.7875   F
 208100489  Do           0.3250   6.9125   F
 208100509  Sun          0.3250   6.9125   F
 208100518  Cutler       0.3250   7.0375   F


  LOAN                     STREET                                                                  ORIG     ORIG          ORIG
 NUMBER     NAME           ADDRESS                              CITY                STATE  ZIP     TERM     BAL           RATE
-----------------------------------------------------------------------------------------------------------------------------------
 208100522  Smith          1509 Darlene Avenue                  San Jose              CA   95125    360     272,000.00    7.0000
 208100555  Highman        18 Crest Road                        Piedmont              CA   94611    360     500,000.00    6.8750
 208100562  Christy        1067 Firth Court                     Sunnyvale             CA   94087    360     349,200.00    7.0000
 208100566  Reed           511 Pamlar Avenue                    San Jose              CA   95128    360     292,500.00    7.7500
 208100599  Gonzalez       394 Mt. Sequoia Place                Clayton               CA   94517    360     245,000.00    7.0000
 208100735  Ahmann         4407 Hendrix Court                   San Jose              CA   95124    360     279,950.00    7.3750
 208100749  Esteban        5268 Rio Lobo Drive                  San Jose              CA   95136    360     285,000.00    7.0000
 208100792  Birns          118 Palmetta Street                  Santa Cruz            CA   95060    360     256,000.00    7.3750
 208100794  Lamoly         550 Fiesta Way                       Watsonville           CA   95076    360     249,200.00    8.5000
 208100898  Lahanna        222 Panoramic Way                    Berkeley              CA   94704    360     336,000.00    7.7500
 208100914  Totah          1801 Yolanda Circle                  Clayton               CA   94517    360     300,000.00    6.8750
 208100961  Batchelder     189 Stonewall Road                   Berkeley              CA   94705    360     344,000.00    7.7500
 308070182  Camacho        5719 Sagewell Way                    San Jose              CA   95138    360     247,000.00    7.0000
 308080162  Podkomorka     857 Abbie Street                     Pleasanton            CA   94566    360     305,600.00    7.2500
 308080242  Razzano        9487 Crocker Road                    Granite Bay           CA   95746    360     300,000.00    7.6250
 308090018  Hillhouse      1422 Meek Avenue                     Napa                  CA   94559    360     256,000.00    7.2500
 308090191  Berry          2098 Bates Circle                    El Dorado Hills       CA   95762    360     200,500.00    7.5000
 308090192  Pinkard        17463 East Lone Oak Road             Sanger                CA   93657    360     237,500.00    7.2500
 308090221  Marrujo        10390 Sherman Oaks Court             Elk Grove             CA   95624    360     468,000.00    7.5000
 308090244  Klein          5315 Terrace Oak Circle              Fair Oaks             CA   95628    360     151,000.00    7.0000
 308090296  Holland        3996 Young Avenue                    Napa                  CA   94558    360     185,600.00    7.5000
 308090314  Robinson       2020 Summit Mine Court               Gold River            CA   95670    360     278,000.00    7.2500
 308090329  Wang           8644 Royal Estates Way               Fair Oaks             CA   95628    360     298,000.00    7.1250
 308090331  Dunlap         14684 Banner Quaker Hill Road        Nevada City           CA   95959    360     289,000.00    7.1250
 308090378  Daniel         3259 Collingswood Drive              El Dorado Hills       CA   95762    360     253,600.00    7.0000
 308090409  Mart           15164 Point Drive                    Truckee               CA   96161    360     376,000.00    7.0000
 308090410  Callahan       1364 Brickwell Way                   Carmichael            CA   95608    360     245,100.00    6.7500
 308090476  Barazi         70 Syar Drive                        Napa                  CA   94558    360     300,000.00    6.8750
 308100002  Brown  Jr.     1110 Discovery Bay Boulevard         Discovery Bay         CA   94514    360     290,400.00    7.2500
 308100025  Weaver         1157 Pinewood Drive                  Cambria               CA   93428    360     249,000.00    7.1250
 308100047  Cook           18719 Wildflower Drive               Penn Valley           CA   95946    360     300,000.00    7.2500
 308100085  Singh          5025 Northampton Court               Newark                CA   94560    360     286,400.00    7.2500
 308100087  Farr           5856 Granite Hills Drive             Granite Bay           CA   95746    360     611,250.00    7.0000
 308100103  Mart           44904 Sandy Circle                   El Macero             CA   95618    360     295,300.00    7.0000
 308100106  Ayala          26204 Clover Road                    Hayward               CA   94542    360     453,600.00    7.2500
 308100232  Schlenker      6801 Terreno Drive                   Rancho Murieta        CA   95683    360     252,000.00    7.0000
 308100233  Reeves         8770 Petite Creek Way                Roseville             CA   95661    360     425,000.00    7.0000
 308100234  Banes          7288 Hatboro Court                   Sacramento            CA   95828    180      80,000.00    7.1250
 308100260  Gevurtz        7632 Marina Cove Drive               Sacramento            CA   95831    360     285,000.00    7.2500
 308100310  MeinckeJechura 10705 Round Valley                   Grass Valley          CA   95949    360     354,000.00    7.3750
 308100382  Chambliss      2726 Curlew Court                    Pleasanton            CA   94566    360     322,000.00    7.2500
 308100392  Hedges         220 Oak Canyon Way                   Folsom                CA   95630    360     237,050.00    7.5000
 308100453  Grimes         1236 Elderberry Drive                Sunnyvale             CA   94087    360     316,000.00    7.2500
 308100477  Vaughan        4435 East Mosher Drive               Stockton              CA   95212    360     169,600.00    7.7500
 308100649  Lacey          43 Haskins Ranch Circle              Danville              CA   94506    360     260,000.00    7.0000
 408070106  Rowe           4801 East Mountain View Road         Paradise Valley       AZ   85253    360     338,200.00    7.3750
 408070302  Norten         22635 North 45Th Place               Phoenix               AZ   85024    360     254,250.00    7.1250
 408080224  Moore          2879 West Moore Road                 Tucson                AZ   85742    360     280,000.00    7.5000
 408080455  Rucker         683 Butterfield Trail                Gila Bend             AZ   85337    180      67,500.00    7.5000
 408080511  Juetten        16313 East Cholla Drive              Fountain Hills        AZ   85268    360     299,000.00    7.6250

  LOAN                                PROP                  CURR          GROSS    POOL          LOAN     APPR         INTEREST
 NUMBER     NAME            FPD       TYPE    PANDI         BAL           RATE     STRIP    OCC  PURP     VALUE        PAID TO
-----------------------------------------------------------------------------------------------------------------------------------
 208100522  Smith           01/01/99   SF     1,809.62      272,000.00    7.0000   0.0025     O     C      340,500.00   11/01/98
 208100555  Highman         12/01/98   SF     3,284.64      500,000.00    6.8750   0.0000     O     P      803,000.00   11/01/98
 208100562  Christy         12/01/98   SF     2,323.24      349,200.00    7.0000   0.0025     O     P      436,500.00   11/01/98
 208100566  Reed            12/01/98   SF     2,095.51      292,500.00    7.7500   0.6625     O     C      390,000.00   11/01/98
 208100599  Gonzalez        01/01/99   SF     1,629.99      245,000.00    7.0000   0.0025     O     C      326,500.00   11/01/98
 208100735  Ahmann          12/01/98   SF     1,933.55      279,950.00    7.3750   0.2875     O     C      352,000.00   11/01/98
 208100749  Esteban         01/01/99   SF     1,896.11      285,000.00    7.0000   0.0025     O     C      380,000.00   11/01/98
 208100792  Birns           12/01/98   SF     1,768.13      256,000.00    7.3750   0.2875     O     C      320,000.00   11/01/98
 208100794  Lamoly          01/01/99   SF     1,916.13      249,200.00    8.5000   1.4125     O     C      356,000.00   11/01/98
 208100898  Lahanna         01/01/99   SF     2,407.15      336,000.00    7.7500   0.6625     O     P      420,000.00   11/01/98
 208100914  Totah           12/01/98   SF     1,970.79      300,000.00    6.8750   0.0000     O     C      405,000.00   11/01/98
 208100961  Batchelder      01/01/99   SF     2,464.46      344,000.00    7.7500   0.6625     O     C      430,000.00   11/01/98
 308070182  Camacho         10/01/98   SF     1,643.30      246,593.89    7.0000   0.0025     O     C      318,000.00   11/01/98
 308080162  Podkomorka      10/01/98   SF     2,084.73      305,121.76    7.2500   0.1625     O     R      575,000.00   11/01/98
 308080242  Razzano         10/01/98   SF     2,123.38      299,564.36    7.6250   0.5375     O     C      400,000.00   11/01/98
 308090018  Hillhouse       11/01/98   SF     1,746.37      255,800.30    7.2500   0.1625     O     C      345,000.00   11/01/98
 308090191  Berry           11/01/98   SF     1,401.93      200,351.20    7.5000   0.4125     O     C      285,000.00   11/01/98
 308090192  Pinkard         11/01/98   SF     1,620.17      237,314.73    7.2500   0.1625     O     P      250,000.00   11/01/98
 308090221  Marrujo         11/01/98   SF     3,272.32      467,652.68    7.5000   0.4125     O     R      520,000.00   11/01/98
 308090244  Klein           12/01/98   SF     1,004.61      151,000.00    7.0000   0.0025     O     R      201,000.00   11/01/98
 308090296  Holland         11/01/98   SF     1,297.74      185,462.26    7.5000   0.4125     O     P      232,000.00   11/01/98
 308090314  Robinson        12/01/98   SF     1,896.45      278,000.00    7.2500   0.1625     O     R      375,000.00   11/01/98
 308090329  Wang            12/01/98   SF     2,007.68      298,000.00    7.1250   0.0375     O     R      380,000.00   11/01/98
 308090331  Dunlap          12/01/98   SF     1,947.05      289,000.00    7.1250   0.0375     O     C      368,000.00   11/01/98
 308090378  Daniel          12/01/98   SF     1,687.21      253,600.00    7.0000   0.0025     O     P      330,000.00   11/01/98
 308090409  Mart            12/01/98   SF     2,501.54      376,000.00    7.0000   0.0025     O     C      625,000.00   11/01/98
 308090410  Callahan        12/01/98   SF     1,589.71      245,100.00    6.7500   0.0000     O     P      265,000.00   11/01/98
 308090476  Barazi          12/01/98   SF     1,970.79      300,000.00    6.8750   0.0000     O     P      375,000.00   11/01/98
 308100002  Brown  Jr.      12/01/98   SF     1,981.04      290,400.00    7.2500   0.1625     O     R      363,000.00   11/01/98
 308100025  Weaver          12/01/98   SF     1,677.56      249,000.00    7.1250   0.0375     O     R      410,000.00   11/01/98
 308100047  Cook            12/01/98   SF     2,046.53      300,000.00    7.2500   0.1625     O     R      433,000.00   11/01/98
 308100085  Singh           12/01/98   SF     1,953.75      286,400.00    7.2500   0.1625     O     R      358,000.00   11/01/98
 308100087  Farr            12/01/98   SF     4,066.66      611,250.00    7.0000   0.0025     O     R      815,000.00   11/01/98
 308100103  Mart            12/01/98   SF     1,964.64      295,300.00    7.0000   0.0025     O     R      450,000.00   11/01/98
 308100106  Ayala           12/01/98   SF     3,094.35      453,600.00    7.2500   0.1625     O     P      567,000.00   11/01/98
 308100232  Schlenker       12/01/98   SF     1,676.56      252,000.00    7.0000   0.0025     O     R      315,000.00   11/01/98
 308100233  Reeves          12/01/98   SF     2,827.54      425,000.00    7.0000   0.0025     O     R      540,000.00   11/01/98
 308100234  Banes           12/01/98   SF       724.66       80,000.00    7.1250   0.0375     N     C      105,000.00   11/01/98
 308100260  Gevurtz         12/01/98   SF     1,944.20      285,000.00    7.2500   0.1625     O     R      505,000.00   11/01/98
 308100310  MeinckeJechura  12/01/98   SF     2,444.99      354,000.00    7.3750   0.2875     O     R      442,500.00   11/01/98
 308100382  Chambliss       12/01/98   SF     2,196.61      322,000.00    7.2500   0.1625     O     C      470,000.00   11/01/98
 308100392  Hedges          12/01/98   SF     1,657.49      237,050.00    7.5000   0.4125     O     R      290,000.00   11/01/98
 308100453  Grimes          12/01/98   SF     2,155.68      316,000.00    7.2500   0.1625     O     C      535,000.00   11/01/98
 308100477  Vaughan         01/01/99   SF     1,215.04      169,600.00    7.7500   0.6625     O     P      217,000.00   11/01/98
 308100649  Lacey           01/01/99   SF     1,729.79      260,000.00    7.0000   0.0025     O     R      377,000.00   11/01/98
 408070106  Rowe            09/01/98   SF     2,335.86      337,423.22    7.3750   0.2875     O     C      430,000.00   11/01/98
 408070302  Norten          09/01/98   SF     1,712.93      253,636.41    7.1250   0.0375     O     C      325,000.00   11/01/98
 408080224  Moore           10/01/98   SF     1,957.80      279,583.10    7.5000   0.4125     O     C      350,000.00   11/01/98
 408080455  Rucker          11/01/98   SF       625.73       67,296.14    7.5000   0.4125     O     C       90,000.00   11/01/98
 408080511  Juetten         11/01/98   SF     2,116.30      298,783.59    7.6250   0.5375     O     R      391,000.00   11/01/98


  LOAN                     SVG      NET     DOC
 NUMBER     NAME           FEE      RATE    TYPE
------------------------------------------------
 208100522  Smith          0.2350   6.7525   F
 208100555  Highman        0.2000   6.6625   F
 208100562  Christy        0.2350   6.7525   F
 208100566  Reed           0.3250   7.4125   I
 208100599  Gonzalez       0.2350   6.7525   F
 208100735  Ahmann         0.3250   7.0375   F
 208100749  Esteban        0.2350   6.7525   F
 208100792  Birns          0.3250   7.0375   F
 208100794  Lamoly         0.3250   8.1625   N
 208100898  Lahanna        0.3250   7.4125   N
 208100914  Totah          0.2000   6.6625   F
 208100961  Batchelder     0.3250   7.4125   F
 308070182  Camacho        0.2350   6.7525   F
 308080162  Podkomorka     0.3250   6.9125   I
 308080242  Razzano        0.3250   7.2875   F
 308090018  Hillhouse      0.3250   6.9125   I
 308090191  Berry          0.3250   7.1625   I
 308090192  Pinkard        0.3250   6.9125   F
 308090221  Marrujo        0.3250   7.1625   F
 308090244  Klein          0.2350   6.7525   I
 308090296  Holland        0.3250   7.1625   N
 308090314  Robinson       0.3250   6.9125   F
 308090329  Wang           0.3250   6.7875   F
 308090331  Dunlap         0.3250   6.7875   F
 308090378  Daniel         0.2350   6.7525   F
 308090409  Mart           0.2350   6.7525   F
 308090410  Callahan       0.2000   6.5375   F
 308090476  Barazi         0.2000   6.6625   F
 308100002  Brown  Jr.     0.3250   6.9125   F
 308100025  Weaver         0.3250   6.7875   F
 308100047  Cook           0.3250   6.9125   F
 308100085  Singh          0.3250   6.9125   F
 308100087  Farr           0.2350   6.7525   F
 308100103  Mart           0.2350   6.7525   F
 308100106  Ayala          0.3250   6.9125   F
 308100232  Schlenker      0.2350   6.7525   F
 308100233  Reeves         0.2350   6.7525   F
 308100234  Banes          0.3250   6.7875   F
 308100260  Gevurtz        0.3250   6.9125   F
 308100310  MeinckeJechura 0.3250   7.0375   F
 308100382  Chambliss      0.3250   6.9125   F
 308100392  Hedges         0.3250   7.1625   F
 308100453  Grimes         0.3250   6.9125   F
 308100477  Vaughan        0.3250   7.4125   N
 308100649  Lacey          0.2350   6.7525   F
 408070106  Rowe           0.3250   7.0375   F
 408070302  Norten         0.3250   6.7875   F
 408080224  Moore          0.3250   7.1625   F
 408080455  Rucker         0.3250   7.1625   I
 408080511  Juetten        0.3250   7.2875   I


  LOAN                     STREET                                                                  ORIG     ORIG          ORIG
 NUMBER     NAME           ADDRESS                              CITY                STATE  ZIP     TERM     BAL           RATE
-----------------------------------------------------------------------------------------------------------------------------------
 408080579  Mannino        1841 East Washington Avenue          Gilbert               AZ   85234    360     241,000.00    7.2500
 408090034  Ross           5923 East Calle Del Norte            Phoenix               AZ   85018    360     310,400.00    7.5000
 408090050  Orwin          13672 South Bridle Trail Road        Draper                UT   84020    360     259,000.00    7.0000
 408090056  Foulger        285 North Ski Court                  Gilbert               AZ   85233    360     473,750.00    7.2500
 408090063  Robertson      6501 East Rockaway Hills Dri         Cave Creek            AZ   85331    360     465,000.00    7.2500
 408090092  Friedman       5501 East Gelding Drive              Phoenix               AZ   85254    360     189,000.00    7.5000
 408090115  Tulin          12112 North 120Th Way                Scottsdale            AZ   85259    360     486,400.00    7.2500
 408090128  Davis          1925 South Wasatch Drive             Salt Lake City        UT   84108    360     309,600.00    7.3750
 408090145  Woodyatt       9920 East Paradise Drive             Scottsdale            AZ   85260    360     200,000.00    7.0000
 408090167  Wright         1785 East Millcreek Way              Salt Lake City        UT   84106    360     270,000.00    6.8750
 408090263  Robinette      12474 North 80Th Place               Scottsdale            AZ   85260    360     246,500.00    7.5000
 408090288  Marshall       2114 East Fort Union                 Salt Lake City        UT   84121    360     198,900.00    8.2500
 408090293  Bair           9164 South Wedgefield Drive          Sandy                 UT   84093    360     258,350.00    7.2500
 408090299  Friederich     5500 West Chaos Canyon               Tucson                AZ   85745    360     490,000.00    7.5000
 408090335  Moore  Iii     1542 Cutter Lane                     Park City             UT   84098    360     324,800.00    7.2500
 408090337  Grimes Jr.     5926 East Placita De Las Luc         Tucson                AZ   85750    360     291,600.00    7.7500
 408090425  Bernstein      7323 East Gainey Ranch               Scottsdale            AZ   85258    360     395,000.00    7.2500
 408090437  Fredrickson    6319 East Calle Rosa                 Phoenix               AZ   85251    360     250,000.00    7.7500
 408090457  Bala           8738 East Whispering Wind Dr         Scottsdale            AZ   85255    360     500,000.00    7.2500
 408090467  Miller         2522 North Robin Lane                Mesa                  AZ   85213    360     163,200.00    7.2500
 408090473  Mason          3481 Pleasant View Lane              Shingle Springs       CA   95682    360     237,750.00    7.1250
 408100116  Morton         2604 West Central Park Way           Taylorsville          UT   84118    180      91,900.00    7.1250
 408100258  Fountain       188 South Country Manor Lan          Alpine                UT   84004    360     300,000.00    7.7500
 508060187  Morrow         744 Montezuma Drive                  Pacifica              CA   94044    360     263,500.00    7.7500
 508060350  Cohen          1448 Laurel Way                      Los Angeles           CA   90210    360     581,250.00    7.7500
 508060381  Lim            20387 Portside Drive                 Walnut                CA   91789    360     246,000.00    7.8750
 508060387  Lepore         4037 Woodman Canyon                  Sherman Oaks          CA   91423    360     319,000.00    7.8750
 508060423  Thiel          15945 Miami Way                      Pacific Palisades     CA   90272    360     550,000.00    7.5000
 508070048  Arnold Iii     109,341,093,610,9310940  Bloomfield  North Hollywood       CA   91602    360     175,000.00    7.8750
 508070106  Rokerya        14263 Walnut Creek Drive             Chino Hills           CA   91709    360     200,000.00    7.2500
 508070368  Foland         4535 White Oak Place                 Encino                CA   91316    360     264,000.00    7.7500
 508070373  Lewis          2258 Barbara Drive                   Camarillo             CA   93012    360     281,500.00    7.2500
 508070383  Druce          840   842  North Harper Avenue       Los Angeles           CA   90046    360     223,000.00    7.7500
 508070423  Mirzaian       22450 Cairnloch Street               Calabasas             CA   91302    360     243,000.00    7.3750
 508080013  Szarkowski     27743 Sutters Pointe Drive           Saugus                CA   91350    360     256,500.00    7.7500
 508080031  Broussard      4118 San Martin Way                  Santa Barbara         CA   93110    360     170,000.00    7.7500
 508080047  Zorc           1044 East Angeleno Avenue            Burbank               CA   91501    360     420,000.00    7.5000
 508080141  Ferry Iii      11134 Cabriole Avenue                Northridge            CA   91326    360     252,000.00    7.5000
 508080150  Selden         3901 Hilton Head Way                 Tarzana               CA   91356    360     379,000.00    7.1250
 508080190  Molloy         10211 Falun Drive                    Sun Valley            CA   91352    360     205,200.00    7.2500
 508080201  Mc Donald      1356 Winchester Avenue               Glendale              CA   91201    360     186,500.00    7.6250
 508080207  Bassi          13529 Chandler Boulevard             Sherman Oaks          CA   91401    360     375,000.00    7.0000
 508080271  Tataryan       2353 North Vermont Avenue            Los Angeles           CA   90027    360     240,000.00    7.3750
 508080300  Badeau         2467 North Catalina Street           Los Angeles           CA   90027    360     395,000.00    7.3750
 508080314  Barnes         4403 Ocean Front Walk                Marina Del Rey        CA   90292    360     481,250.00    7.1250
 508080325  Van Niekerk    5633 Tanner Ridge Avenue             Thousand Oaks         CA   91362    360     300,000.00    7.7500
 508080340  Sellers        151 West Avenida  De Los Lo          San Clemente          CA   92672    360     320,000.00    7.1250
 508080356  Berrios        17730 Romar Street                   Northridge            CA   91325    360     280,000.00    7.7500
 508080402  Chen           1715 South Los Robles Avenue         San Marino            CA   91108    360     310,000.00    7.0000
 508080433  Chung          21162 Poston Lane                    Huntington Beach      CA   92646    360     380,000.00    7.7500

  LOAN                              PROP                  CURR          GROSS    POOL          LOAN     APPR         INTEREST
 NUMBER     NAME          FPD       TYPE    PANDI         BAL           RATE     STRIP    OCC  PURP     VALUE        PAID TO
---------------------------------------------------------------------------------------------------------------------------------
 408080579  Mannino       11/01/98   SF     1,644.04      240,812.00    7.2500   0.1625     O     R      320,000.00   11/01/98
 408090034  Ross          11/01/98   SF     2,170.36      310,169.64    7.5000   0.4125     O     C      388,000.00   11/01/98
 408090050  Orwin         12/01/98   SF     1,723.13      259,000.00    7.0000   0.0025     O     C      324,000.00   11/01/98
 408090056  Foulger       11/01/98   SF     3,231.81      473,380.43    7.2500   0.1625     O     C      600,000.00   11/01/98
 408090063  Robertson     11/01/98   SF     3,172.12      464,637.26    7.2500   0.1625     O     C      585,000.00   11/01/98
 408090092  Friedman      11/01/98   SF     1,321.52      188,859.73    7.5000   0.4125     O     C      252,000.00   11/01/98
 408090115  Tulin         11/01/98   SF     3,318.11      486,020.56    7.2500   0.1625     O     C      608,000.00   11/01/98
 408090128  Davis         11/01/98   SF     2,138.33      309,364.42    7.3750   0.2875     O     C      387,000.00   11/01/98
 408090145  Woodyatt      11/01/98   SF     1,330.61      199,836.06    7.0000   0.0025     O     P      287,000.00   11/01/98
 408090167  Wright        12/01/98   SF     1,773.71      270,000.00    6.8750   0.0000     O     C      338,000.00   11/01/98
 408090263  Robinette     11/01/98   SF     1,723.56      246,317.06    7.5000   0.4125     O     P      272,000.00   11/01/98
 408090288  Marshall      11/01/98   SF     1,494.27      198,773.17    8.2500   1.1625     N     C      306,000.00   11/01/98
 408090293  Bair          11/01/98   SF     1,762.40      258,148.46    7.2500   0.1625     O     R      335,000.00   11/01/98
 408090299  Friederich    11/01/98   SF     3,426.15      489,636.35    7.5000   0.4125     O     C      685,000.00   11/01/98
 408090335  Moore  Iii    12/01/98   SF     2,215.71      324,800.00    7.2500   0.1625     O     R      406,000.00   11/01/98
 408090337  Grimes Jr.    12/01/98   SF     2,089.06      291,600.00    7.7500   0.6625     O     C      368,000.00   11/01/98
 408090425  Bernstein     11/01/98   SF     2,694.60      394,691.86    7.2500   0.1625     O     R      545,000.00   11/01/98
 408090437  Fredrickson   11/01/98   SF     1,791.03      249,823.55    7.7500   0.6625     O     P      325,000.00   11/01/98
 408090457  Bala          12/01/98   SF     3,410.88      500,000.00    7.2500   0.1625     O     R      643,000.00   11/01/98
 408090467  Miller        12/01/98   SF     1,113.31      163,200.00    7.2500   0.1625     O     C      212,000.00   11/01/98
 408090473  Mason         12/01/98   SF     1,601.77      237,750.00    7.1250   0.0375     O     C      317,000.00   11/01/98
 408100116  Morton        12/01/98   CO       832.46       91,900.00    7.1250   0.0375     O     R      131,000.00   11/01/98
 408100258  Fountain      01/01/99   SF     2,149.24      300,000.00    7.7500   0.6625     O     P      350,000.00   11/01/98
 508060187  Morrow        10/01/98   SF     1,887.75      263,126.85    7.7500   0.6625     O     R      282,000.00   11/01/98
 508060350  Cohen         11/01/98   SF     4,164.15      580,839.76    7.7500   0.6625     O     P      775,000.00   11/01/98
 508060381  Lim           10/01/98   SF     1,783.67      245,660.30    7.8750   0.7875     O     R      259,000.00   11/01/98
 508060387  Lepore        10/01/98   SF     2,312.97      318,559.49    7.8750   0.7875     O     R      450,000.00   11/01/98
 508060423  Thiel         11/01/98   SF     3,845.68      549,591.82    7.5000   0.4125     O     C      800,000.00   11/01/98
 508070048  Arnold Iii    09/01/98   4F     1,268.87      174,636.32    7.8750   0.7875     N     P      335,000.00   11/01/98
 508070106  Rokerya       10/01/98   SF     1,364.35      199,687.02    7.2500   0.1625     O     C      275,990.00   11/01/98
 508070368  Foland        10/01/98   SF     1,891.33      263,626.14    7.7500   0.6625     O     C      390,000.00   11/01/98
 508070373  Lewis         10/01/98   2F     1,920.33      281,059.48    7.2500   0.1625     O     R      375,000.00   11/01/98
 508070383  Druce         10/01/98   2F     1,597.60      222,684.20    7.7500   0.6625     N     R      365,000.00   11/01/98
 508070423  Mirzaian      10/01/98   SF     1,678.34      242,629.06    7.3750   0.2875     O     R      425,000.00   11/01/98
 508080013  Szarkowski    10/01/98   SF     1,837.60      256,136.76    7.7500   0.6625     O     P      270,000.00   11/01/98
 508080031  Broussard     10/01/98   2F     1,217.90      169,759.26    7.7500   0.6625     O     C      375,000.00   11/01/98
 508080047  Zorc          10/01/98   SF     2,936.70      419,374.65    7.5000   0.4125     O     C      525,000.00   11/01/98
 508080141  Ferry Iii     10/01/98   SF     1,762.02      251,624.79    7.5000   0.4125     O     C      315,000.00   11/01/98
 508080150  Selden        10/01/98   SF     2,553.39      378,392.04    7.1250   0.0375     O     R      800,000.00   11/01/98
 508080190  Molloy        11/01/98   SF     1,399.83      205,039.92    7.2500   0.1625     O     P      256,500.00   11/01/98
 508080201  Mc Donald     11/01/98   SF     1,320.04      186,365.02    7.6250   0.5375     N     P      295,000.00   11/01/98
 508080207  Bassi         12/01/98   SF     2,494.88      375,000.00    7.0000   0.0025     O     C      475,000.00   11/01/98
 508080271  Tataryan      10/01/98   SF     1,657.62      239,633.64    7.3750   0.2875     O     R      605,000.00   11/01/98
 508080300  Badeau        11/01/98   SF     2,728.17      394,699.44    7.3750   0.2875     O     C      525,000.00   11/01/98
 508080314  Barnes        10/01/98   CO     3,242.27      480,478.02    7.1250   0.0375     O     P      687,500.00   11/01/98
 508080325  Van Niekerk   01/01/99   CO     2,149.24      300,000.00    7.7500   0.6625     O     P      320,000.00   11/01/98
 508080340  Sellers       12/01/98   SF     2,155.90      320,000.00    7.1250   0.0375     O     R      400,000.00   11/01/98
 508080356  Berrios       11/01/98   SF     2,005.95      279,802.38    7.7500   0.6625     O     R      361,000.00   11/01/98
 508080402  Chen          11/01/98   SF     2,062.44      309,745.90    7.0000   0.0025     O     C      625,000.00   11/01/98
 508080433  Chung         11/01/98   SF     2,722.37      379,731.80    7.7500   0.6625     O     P      475,000.00   11/01/98

  LOAN                   SVG      NET     DOC
 NUMBER     NAME         FEE      RATE    TYPE
----------------------------------------------
 408080579  Mannino      0.3250   6.9125   F
 408090034  Ross         0.3250   7.1625   F
 408090050  Orwin        0.2350   6.7525   F
 408090056  Foulger      0.3250   6.9125   F
 408090063  Robertson    0.3250   6.9125   F
 408090092  Friedman     0.3250   7.1625   I
 408090115  Tulin        0.3250   6.9125   F
 408090128  Davis        0.3250   7.0375   F
 408090145  Woodyatt     0.2350   6.7525   I
 408090167  Wright       0.2000   6.6625   F
 408090263  Robinette    0.3250   7.1625   F
 408090288  Marshall     0.3250   7.9125   I
 408090293  Bair         0.3250   6.9125   F
 408090299  Friederich   0.3250   7.1625   R
 408090335  Moore  Iii   0.3250   6.9125   F
 408090337  Grimes Jr.   0.3250   7.4125   I
 408090425  Bernstein    0.3250   6.9125   F
 408090437  Fredrickson  0.3250   7.4125   R
 408090457  Bala         0.3250   6.9125   F
 408090467  Miller       0.3250   6.9125   I
 408090473  Mason        0.3250   6.7875   F
 408100116  Morton       0.3250   6.7875   I
 408100258  Fountain     0.3250   7.4125   F
 508060187  Morrow       0.3250   7.4125   F
 508060350  Cohen        0.3250   7.4125   I
 508060381  Lim          0.3250   7.5375   F
 508060387  Lepore       0.3250   7.5375   I
 508060423  Thiel        0.3250   7.1625   F
 508070048  Arnold Iii   0.3250   7.5375   I
 508070106  Rokerya      0.3250   6.9125   I
 508070368  Foland       0.3250   7.4125   F
 508070373  Lewis        0.3250   6.9125   F
 508070383  Druce        0.3250   7.4125   I
 508070423  Mirzaian     0.3250   7.0375   I
 508080013  Szarkowski   0.3250   7.4125   F
 508080031  Broussard    0.3250   7.4125   I
 508080047  Zorc         0.3250   7.1625   F
 508080141  Ferry Iii    0.3250   7.1625   F
 508080150  Selden       0.3250   6.7875   I
 508080190  Molloy       0.3250   6.9125   R
 508080201  Mc Donald    0.3250   7.2875   F
 508080207  Bassi        0.2350   6.7525   F
 508080271  Tataryan     0.3250   7.0375   I
 508080300  Badeau       0.3250   7.0375   F
 508080314  Barnes       0.3250   6.7875   F
 508080325  Van Niekerk  0.3250   7.4125   F
 508080340  Sellers      0.3250   6.7875   F
 508080356  Berrios      0.3250   7.4125   I
 508080402  Chen         0.2350   6.7525   I
 508080433  Chung        0.3250   7.4125   I


  LOAN                     STREET                                                                  ORIG     ORIG          ORIG
 NUMBER     NAME           ADDRESS                              CITY                STATE  ZIP     TERM     BAL           RATE
-----------------------------------------------------------------------------------------------------------------------------------
 508080438  Kimball        6325 Paseo Canyon Drive              Malibu                CA   90265    360     496,000.00    7.6250
 508080478  Graham         3029 Markridge Road                  La Crescenta          CA   91214    360     253,650.00    7.6250
 508080523  Rosenfield     4225 Laurelview Drive                Moorpark              CA   93021    360     380,000.00    7.2500
 508080531  White  Iii     562 Vista Montana                    Camarillo             CA   93010    360     444,000.00    7.2500
 508090007  Vizireanu      1181 Kelsford Court                  Westlake Village      CA   91361    360     320,000.00    7.5000
 508090011  Blomer         7843 West 80Th Street                Playa Del Rey         CA   90293    360     398,000.00    6.8750
 508090016  Parr           23201 Sylvan Street                  Woodland Hills        CA   91367    360     372,000.00    7.7500
 508090028  Bankston       5388 Vista Lejana Lane               La CanadaFlintridge   CA   91011    360     230,000.00    7.2500
 508090029  Kwong          5535 Burning Tree Drive              La Canada Flintridge  CA   91011    360     520,700.00    7.1250
 508090045  OseiAkoto      10756 Ayres Avenue                   Los Angeles           CA   90064    360     310,000.00    7.3750
 508090059  Green          4076 Lemonberry Place                Thousand Oaks         CA   91362    360     261,600.00    7.5000
 508090112  Feldman        24301 Belford Court                  West Hills            CA   91304    360     436,000.00    7.1250
 508090132  Liu            887 Hanley Avenue                    Los Angeles           CA   90049    360     300,000.00    7.5000
 508090134  Kho            5826 Wheelhouse Lane                 Agoura Hills          CA   91301    360     240,000.00    7.0000
 508090204  Hameed         1755 Stonegate Street                Westlake Village      CA   91361    360     283,000.00    7.5000
 508090240  Orenstein      12938 Bloomfield Street              Studio City           CA   91604    360     325,000.00    7.5000
 508090243  Scott          1208 South Genesee Avenue            Los Angeles           CA   90019    360     367,500.00    7.6250
 508090244  Lam            10548 Live Oak Avenue                Arcadia               CA   91007    360     267,000.00    7.0000
 508090245  Fulmis         4373 Beck Avenue                     Studio City           CA   91604    360     400,000.00    7.0000
 508090265  Briganti       19646 Eagle Ridge Lane               Northridge            CA   91326    360     235,200.00    7.2500
 508090292  Montoya        24128 Tossano Drive                  Valencia              CA   91355    360     246,000.00    7.2500
 508090346  Guttman        11716 Louise Avenue                  Granada Hills         CA   91344    360     239,000.00    7.3750
 508090350  Riffenburgh    3742 Scadlock Lane                   Sherman Oaks          CA   91403    360     344,000.00    7.2500
 508090362  Bonnot         1344 North Orange Grove Aven         Los Angeles           CA   90046    360     310,000.00    7.2500
 508090364  Aroditis       914 Via Amadeo                       San Dimas             CA   91773    360     328,000.00    7.6250
 508090374  Lee            11746 Woodbine Street                Los Angeles           CA   90066    360     264,000.00    7.5000
 508090377  Storms         59 Marin Avenue                      Sausalito             CA   94965    360     348,000.00    7.1250
 508090379  Jung           1235 Justin Avenue                   Glendale              CA   91201    360     185,250.00    7.1250
 508090401  Ply            5440 Liverpool Court                 Agoura                CA   91301    360     450,000.00    7.3750
 508090415  Singh          751 Parkbrook Lane                   Glendora              CA   91741    360     284,000.00    7.3750
 508090418  Cruce          1974 Via Esperanza                   San Dimas             CA   91773    360     325,000.00    7.2500
 508090419  Caplan         32080 Avenida Donari                 Agua Dulce            CA   91350    360     442,500.00    7.2500
 508090425  Arcia          10226 Woodruff Avenue                Downey                CA   90241    360     236,000.00    6.7500
 508090515  Jacobs         3050 Greentree Court                 Los Angeles           CA   90077    360     620,000.00    7.0000
 508090521  Futch          26017 Singer Place                   Stevenson Ranch       CA   91381    360     255,900.00    7.2500
 508090523  Pollack        174176 1/2  North Sycamore Avenue    Los Angeles           CA   90036    360     500,000.00    7.1250
 508090541  Robinson       1646 South Fairfax  Avenue           Los Angeles           CA   90019    360     273,000.00    7.1250
 508090542  Shamban        4610 Ethel Avenue                    Sherman Oaks          CA   91423    360     315,000.00    7.1250
 508090559  Avivi          5126 Balboa Boulevard                Encino                CA   91316    360     204,000.00    7.5000
 508090591  Swan           1648 Idlewood Road                   Glendale              CA   91202    360     301,000.00    6.8750
 508090632  Selvarajah     25688 Leticia Drive                  Valencia              CA   91355    360     150,000.00    8.2500
 508090642  Maranga        31849 Saddletree Drive               Westlake Village      CA   91361    360     622,000.00    7.3750
 508090652  Iorgulescu     22037 Ybarra Road                    Woodland Hills        CA   91364    360     274,000.00    7.2500
 508090654  Trilling       23538 Hearthside Court               Valencia              CA   91354    360     292,500.00    7.5000
 508090659  Rivera         12764 Meadowlark Avenue              Granada Hills         CA   91344    360     273,600.00    7.3750
 508090766  Levin          1349 Londonderry Place               Los Angeles           CA   90069    360     375,000.00    7.1250
 508090770  Tornell        124 Maynard Avenue                   Newbury Park          CA   91320    360     176,250.00    7.5000
 508100064  Mendoza        526 South Maria Avenue               Redondo Beach         CA   90277    360     271,900.00    7.7500
 508100067  Duff           934 Camino Viejo Road                Santa Barbara         CA   93108    360     276,000.00    7.1250
 508100122  Masonagahi     6895 East Georgetown Circle          Anaheim               CA   92807    360     261,150.00    7.7500


  LOAN                              PROP                  CURR          GROSS    POOL           LOAN     APPR         INTEREST
 NUMBER     NAME          FPD       TYPE    PANDI         BAL           RATE     STRIP     OCC  PURP     VALUE        PAID TO
---------------------------------------------------------------------------------------------------------------------------------
 508080438  Kimball       12/01/98   SF     3,510.66      496,000.00    7.6250   0.5375     O     P      620,000.00   11/01/98
 508080478  Graham        11/01/98   SF     1,795.32      253,466.42    7.6250   0.5375     O     P      267,000.00   11/01/98
 508080523  Rosenfield    12/01/98   SF     2,592.27      380,000.00    7.2500   0.1625     O     R      475,000.00   11/01/98
 508080531  White  Iii    12/01/98   SF     3,028.86      444,000.00    7.2500   0.1625     O     C      555,000.00   11/01/98
 508090007  Vizireanu     11/01/98   SF     2,237.49      319,762.51    7.5000   0.4125     O     C      400,000.00   11/01/98
 508090011  Blomer        12/01/98   SF     2,614.58      398,000.00    6.8750   0.0000     O     C      525,000.00   11/01/98
 508090016  Parr          12/01/98   SF     2,665.05      372,000.00    7.7500   0.6625     O     C      475,000.00   11/01/98
 508090028  Bankston      11/01/98   SF     1,569.01      229,820.58    7.2500   0.1625     O     C      455,000.00   11/01/98
 508090029  Kwong         12/01/98   SF     3,508.05      520,700.00    7.1250   0.0375     O     C      730,000.00   11/01/98
 508090045  OseiAkoto     12/01/98   SF     2,141.09      310,000.00    7.3750   0.2875     O     C      425,000.00   11/01/98
 508090059  Green         11/01/98   SF     1,829.15      261,405.85    7.5000   0.4125     O     C      327,000.00   11/01/98
 508090112  Feldman       12/01/98   SF     2,937.41      436,000.00    7.1250   0.0375     O     R      545,000.00   11/01/98
 508090132  Liu           11/01/98   SF     2,097.64      299,777.36    7.5000   0.4125     O     R    1,050,000.00   11/01/98
 508090134  Kho           11/01/98   SF     1,596.73      239,803.27    7.0000   0.0025     O     P      253,000.00   11/01/98
 508090204  Hameed        12/01/98   SF     1,978.78      283,000.00    7.5000   0.4125     O     R      375,000.00   11/01/98
 508090240  Orenstein     11/01/98   SF     2,272.45      324,758.80    7.5000   0.4125     O     R      545,000.00   11/01/98
 508090243  Scott         11/01/98   SF     2,601.14      367,234.01    7.6250   0.5375     O     C      490,000.00   11/01/98
 508090244  Lam           12/01/98   SF     1,776.36      267,000.00    7.0000   0.0025     O     C      398,000.00   11/01/98
 508090245  Fulmis        12/01/98   SF     2,661.21      400,000.00    7.0000   0.0025     O     R      500,000.00   11/01/98
 508090265  Briganti      11/01/98   SF     1,604.48      235,016.52    7.2500   0.1625     O     P      294,000.00   11/01/98
 508090292  Montoya       12/01/98   SF     1,678.15      246,000.00    7.2500   0.1625     O     P      259,000.00   11/01/98
 508090346  Guttman       11/01/98   SF     1,650.71      238,818.14    7.3750   0.2875     O     R      300,000.00   11/01/98
 508090350  Riffenburgh   11/01/98   SF     2,346.69      343,731.65    7.2500   0.1625     O     C      455,000.00   11/01/98
 508090362  Bonnot        12/01/98   SF     2,114.75      310,000.00    7.2500   0.1625     O     R      450,000.00   11/01/98
 508090364  Aroditis      12/01/98   SF     2,321.56      328,000.00    7.6250   0.5375     O     C      410,000.00   11/01/98
 508090374  Lee           11/01/98   SF     1,845.93      263,804.07    7.5000   0.4125     O     R      340,000.00   11/01/98
 508090377  Storms        12/01/98   CO     2,344.54      348,000.00    7.1250   0.0375     O     C      450,000.00   11/01/98
 508090379  Jung          12/01/98   SF     1,248.06      185,250.00    7.1250   0.0375     O     C      247,000.00   11/01/98
 508090401  Ply           11/01/98   SF     3,108.04      449,657.59    7.3750   0.2875     O     R      655,000.00   11/01/98
 508090415  Singh         12/01/98   SF     1,961.52      284,000.00    7.3750   0.2875     O     P      300,000.00   11/01/98
 508090418  Cruce         12/01/98   SF     2,217.07      325,000.00    7.2500   0.1625     O     C      425,000.00   11/01/98
 508090419  Caplan        11/01/98   SF     3,018.63      442,154.81    7.2500   0.1625     O     C      590,000.00   11/01/98
 508090425  Arcia         12/01/98   SF     1,530.69      236,000.00    6.7500   0.0000     O     C      295,000.00   11/01/98
 508090515  Jacobs        12/01/98   CO     4,124.88      620,000.00    7.0000   0.0025     O     R      850,000.00   11/01/98
 508090521  Futch         12/01/98   SF     1,745.69      255,900.00    7.2500   0.1625     O     P      320,000.00   11/01/98
 508090523  Pollack       11/01/98   4F     3,368.59      499,600.16    7.1250   0.0375     O     R      650,000.00   11/01/98
 508090541  Robinson      12/01/98   SF     1,839.25      273,000.00    7.1250   0.0375     O     R      321,000.00   11/01/98
 508090542  Shamban       12/01/98   SF     2,122.21      315,000.00    7.1250   0.0375     O     R      515,000.00   11/01/98
 508090559  Avivi         12/01/98   SF     1,426.40      204,000.00    7.5000   0.4125     O     R      255,000.00   11/01/98
 508090591  Swan          12/01/98   SF     1,977.36      301,000.00    6.8750   0.0000     O     R      405,000.00   11/01/98
 508090632  Selvarajah    12/01/98   SF     1,126.90      150,000.00    8.2500   1.1625     N     R      177,000.00   11/01/98
 508090642  Maranga       12/01/98   SF     4,296.00      622,000.00    7.3750   0.2875     O     R      830,000.00   11/01/98
 508090652  Iorgulescu    12/01/98   SF     1,869.16      274,000.00    7.2500   0.1625     O     R      450,000.00   11/01/98
 508090654  Trilling      12/01/98   SF     2,045.20      292,500.00    7.5000   0.4125     O     R      390,000.00   11/01/98
 508090659  Rivera        12/01/98   SF     1,889.69      273,600.00    7.3750   0.2875     O     P      345,000.00   11/01/98
 508090766  Levin         12/01/98   SF     2,526.44      375,000.00    7.1250   0.0375     O     C      600,000.00   11/01/98
 508090770  Tornell       12/01/98   SF     1,232.37      176,250.00    7.5000   0.4125     N     P      235,000.00   11/01/98
 508100064  Mendoza       12/01/98   CO     1,947.92      271,900.00    7.7500   0.6625     O     P      339,900.00   11/01/98
 508100067  Duff          12/01/98   SF     1,859.46      276,000.00    7.1250   0.0375     O     R      645,000.00   11/01/98
 508100122  Masonagahi    12/01/98   SF     1,870.91      261,150.00    7.7500   0.6625     O     P      274,900.00   11/01/98

  LOAN                   SVG      NET     DOC
 NUMBER     NAME         FEE      RATE    TYPE
----------------------------------------------
 508080438  Kimball      0.3250   7.2875   I
 508080478  Graham       0.3250   7.2875   F
 508080523  Rosenfield   0.3250   6.9125   F
 508080531  White  Iii   0.3250   6.9125   F
 508090007  Vizireanu    0.3250   7.1625   F
 508090011  Blomer       0.2000   6.6625   F
 508090016  Parr         0.3250   7.4125   I
 508090028  Bankston     0.3250   6.9125   I
 508090029  Kwong        0.3250   6.7875   I
 508090045  OseiAkoto    0.3250   7.0375   F
 508090059  Green        0.3250   7.1625   F
 508090112  Feldman      0.3250   6.7875   F
 508090132  Liu          0.3250   7.1625   I
 508090134  Kho          0.2350   6.7525   F
 508090204  Hameed       0.3250   7.1625   F
 508090240  Orenstein    0.3250   7.1625   F
 508090243  Scott        0.3250   7.2875   F
 508090244  Lam          0.2350   6.7525   F
 508090245  Fulmis       0.2350   6.7525   F
 508090265  Briganti     0.3250   6.9125   F
 508090292  Montoya      0.3250   6.9125   F
 508090346  Guttman      0.3250   7.0375   F
 508090350  Riffenburgh  0.3250   6.9125   F
 508090362  Bonnot       0.3250   6.9125   I
 508090364  Aroditis     0.3250   7.2875   I
 508090374  Lee          0.3250   7.1625   F
 508090377  Storms       0.3250   6.7875   F
 508090379  Jung         0.3250   6.7875   I
 508090401  Ply          0.3250   7.0375   I
 508090415  Singh        0.3250   7.0375   F
 508090418  Cruce        0.3250   6.9125   F
 508090419  Caplan       0.3250   6.9125   I
 508090425  Arcia        0.2000   6.5375   I
 508090515  Jacobs       0.2350   6.7525   F
 508090521  Futch        0.3250   6.9125   F
 508090523  Pollack      0.3250   6.7875   F
 508090541  Robinson     0.3250   6.7875   F
 508090542  Shamban      0.3250   6.7875   F
 508090559  Avivi        0.3250   7.1625   I
 508090591  Swan         0.2000   6.6625   F
 508090632  Selvarajah   0.3250   7.9125   F
 508090642  Maranga      0.3250   7.0375   F
 508090652  Iorgulescu   0.3250   6.9125   F
 508090654  Trilling     0.3250   7.1625   F
 508090659  Rivera       0.3250   7.0375   F
 508090766  Levin        0.3250   6.7875   F
 508090770  Tornell      0.3250   7.1625   I
 508100064  Mendoza      0.3250   7.4125   F
 508100067  Duff         0.3250   6.7875   I
 508100122  Masonagahi   0.3250   7.4125   F

  LOAN                     STREET                                                                  ORIG     ORIG          ORIG
 NUMBER     NAME           ADDRESS                              CITY                STATE  ZIP     TERM     BAL           RATE
-----------------------------------------------------------------------------------------------------------------------------------
 508100125  Cohoon         11228 Blix Street                    West Toluca Lake      CA   91602    360     224,000.00    7.3750
 508100201  Cuckler        3544 Rathbone Way                    Pleasanton            CA   94588    360     412,000.00    7.2500
 508100217  Simpson        17 Haverhill Road                    Laguna Niguel         CA   92677    360     284,000.00    7.2500
 508100232  Gershick       10064 Claire Avenue                  Northridge            CA   91324    360     396,000.00    7.0000
 508100292  Veal           15601 Saddleback Road                Santa Clarita         CA   91351    360     261,000.00    7.1250
 508100333  Moscovitz      415 North Spaulding Avenue           Los Angeles           CA   90036    360     380,000.00    7.2500
 508100334  Wong           946 Palo Alto Drive                  Arcadia               CA   91007    360     246,000.00    7.1250
 508100347  Harper         27150 Colebrook Place                Valencia              CA   91354    360     288,000.00    7.1250
 508100355  Vom Steeg      121 Clara  Vista Court               Santa Barbara         CA   93110    360     295,000.00    6.7500
 508100458  Hollosy        4434 Moorpark Way                    Toluca Lake           CA   91602    360     264,000.00    7.1250
 508100515  Sallenbach     23212323  Clark Avenue               Long Beach            CA   90815    360     160,000.00    7.3750
 508100562  Fletcher       840 Harvard Street                   Santa Monica          CA   90403    360     546,000.00    6.8750
 508100654  Wagar          4176 Gettysburg Street               Ventura               CA   93003    360     242,000.00    7.1250
 508100675  Cain           5051 Bayonne Circle                  Irvine                CA   92604    360     224,000.00    7.6250
 608060405  Saia           850 State Street                     San Diego             CA   92101    360     154,000.00    8.2500
 608060441  Katata         2101 Monteverde Drive                Chino Hills           CA   91709    360     282,000.00    7.1250
 608060484  Bobrick        2842 East Wyecliff Way               Highlands Ranch       CO   80126    360     300,000.00    7.7500
 608060498  Pidal          22152 Crane Street                   Lake Forest           CA   92630    360     246,900.00    7.6250
 608060582  Kimball        12 Via Cancha                        San Clemente          CA   92672    360     392,850.00    7.7500
 608070071  Glancey        1310 Rexford Avenue                  Pasadena              CA   91107    360     278,500.00    7.8750
 608070091  Miller         11674 Port Road                      Culver City           CA   90230    360     248,000.00    7.2500
 608070177  Goldberg       133 South Hobart  Boulevard          Los Angeles           CA   90004    360     195,000.00    7.6250
 608070179  Nero           8107 Jennet Street                   Rancho Cucamonga      CA   91701    360     207,000.00    7.6250
 608070220  Naik           6916 Orozco Drive                    Riverside             CA   92506    360     399,900.00    8.1250
 608070282  Berardino      5550 Camino Vista                    Yorba Linda           CA   92887    180     268,000.00    6.8750
 608070322  Khan           14008 Crescenta Way                  Rancho Cucamonga      CA   91730    360     160,000.00    7.3750
 608070378  Perkins        13552 And 13556  Portsmouth Circle   Westminster           CA   92683    360     147,000.00    8.0000
 608070421  Cupp           8141 Suffield Street                 La Palma              CA   90623    360     237,500.00    7.2500
 608070441  Mckee          28191 Calle San Remo                 San Juan Capistrano   CA   92675    360     325,000.00    7.8750
 608070449  Soni           1307 Olive Lane                      La Canada Flintridge  CA   91011    360     400,000.00    7.5000
 608070450  Baker          2203 Cedar Ridge Court               Oxnard                CA   93030    360     227,500.00    7.5000
 608070481  Hemmati        6362 La Jolla Boulevard              San Diego, La Jolla   CA   92037    360     399,750.00    7.8750
 608080038  Hosseinabadi   18155 Mollie Lane                    Yorba Linda           CA   92886    360     233,700.00    7.5000
 608080070  Trautman       43812 Fenner Avenue                  Lancaster             CA   93536    360     280,000.00    7.7500
 608080092  Davis          2426 Badajoz Place                   Carlsbad              CA   92009    360     325,000.00    7.5000
 608080100  Davis          29 Carnelian                         Irvine                CA   92614    360     246,500.00    7.7500
 608080101  Gillette       2464 Amherst Avenue                  Los Angeles           CA   90064    360     253,750.00    7.1250
 608080126  Mcfadden       1 Treethorne Circle                  Laguna Niguel         CA   92677    360     250,000.00    7.7500
 608080127  Crutcher       6282 Barbados Avenue                 Cypress               CA   90630    360     280,000.00    7.7500
 608080155  Michel         125 Spindrift Drive                  Rancho Palos Verdes   CA   90275    360     431,250.00    7.3750
 608080189  Zacuto         2306 Via Clavel                      San Clemente          CA   92673    360     310,000.00    7.5000
 608080233  Netherton      4 Rockrose Court                     Coto De Caza (Area)   CA   92679    360     268,000.00    7.3750
 608080235  Rojo           512 Ocean Breeze Way                 Chula Vista           CA   91914    360     247,950.00    7.3750
 608080270  Bonk           431 South Canyon Ridge Driv          Anaheim               CA   92807    360     440,000.00    7.5000
 608080275  Howarth        402 Canyon Country Road              Brea                  CA   92821    360     285,000.00    7.2500
 608080279  Spaulding      31092 Via Cristal                    San Juan Capistrano   CA   92675    360     278,000.00    7.5000
 608080285  Swingholm      27655 Carballo                       Mission Viejo         CA   92692    360     260,000.00    7.5000
 608080288  Hallock        3750 San Ramon Drive                 Corona                CA   91720    360     268,550.00    7.6250
 608080289  Czerniak       24312 Via San Clemente               Mission Viejo         CA   92692    360     265,000.00    7.1250
 608080308  Paz            44 Ascension                         Irvine                CA   92612    360     597,300.00    7.5000


  LOAN                               PROP                  CURR          GROSS    POOL           LOAN     APPR         INTEREST
 NUMBER     NAME           FPD       TYPE    PANDI         BAL           RATE     STRIP     OCC  PURP     VALUE        PAID TO
----------------------------------------------------------------------------------------------------------------------------------
 508100125  Cohoon         12/01/98   SF     1,547.11      224,000.00    7.3750  0.2875      O     C      280,000.00   11/01/98
 508100201  Cuckler        12/01/98   SF     2,810.57      412,000.00    7.2500  0.1625      O     C      515,000.00   11/01/98
 508100217  Simpson        12/01/98   SF     1,937.38      284,000.00    7.2500  0.1625      O     P      355,000.00   11/01/98
 508100232  Gershick       12/01/98   SF     2,634.60      396,000.00    7.0000  0.0025      O     R      811,000.00   11/01/98
 508100292  Veal           12/01/98   SF     1,758.41      261,000.00    7.1250  0.0375      O     C      530,000.00   11/01/98
 508100333  Moscovitz      01/01/99   4F     2,592.27      380,000.00    7.2500  0.1625      O     R      540,000.00   11/01/98
 508100334  Wong           12/01/98   SF     1,657.35      246,000.00    7.1250  0.0375      O     R      322,000.00   11/01/98
 508100347  Harper         12/01/98   SF     1,940.31      288,000.00    7.1250  0.0375      O     P      360,000.00   11/01/98
 508100355  Vom Steeg      12/01/98   SF     1,913.36      295,000.00    6.7500  0.0000      O     P      565,000.00   11/01/98
 508100458  Hollosy        01/01/99   CO     1,778.62      264,000.00    7.1250  0.0375      O     P      330,000.00   11/01/98
 508100515  Sallenbach     12/01/98   2F     1,105.08      160,000.00    7.3750  0.2875      N     R      200,000.00   11/01/98
 508100562  Fletcher       01/01/99   SF     3,586.83      546,000.00    6.8750  0.0000      O     C      785,000.00   11/01/98
 508100654  Wagar          12/01/98   SF     1,630.40      242,000.00    7.1250  0.0375      O     P      305,000.00   11/01/98
 508100675  Cain           01/01/99   SF     1,585.46      224,000.00    7.6250  0.5375      O     P      285,000.00   11/01/98
 608060405  Saia           10/01/98   CO     1,156.95      153,802.92    8.2500  1.1625      N     C      220,000.00   11/01/98
 608060441  Katata         09/01/98   SF     1,899.89      281,319.44    7.1250  0.0375      O     R      300,000.00   11/01/98
 608060484  Bobrick        09/01/98   SF     2,149.24      299,360.68    7.7500  0.6625      O     R      320,000.00   11/01/98
 608060498  Pidal          09/01/98   SF     1,747.54      246,360.49    7.6250  0.5375      O     P      260,000.00   11/01/98
 608060582  Kimball        10/01/98   SF     2,814.43      392,293.67    7.7500  0.6625      O     R      627,000.00   11/01/98
 608070071  Glancey        09/01/98   SF     2,019.32      277,921.23    7.8750  0.7875      O     R      300,000.00   11/01/98
 608070091  Miller         09/01/98   SF     1,691.80      247,416.09    7.2500  0.1625      O     R      310,000.00   11/01/98
 608070177  Goldberg       10/01/98   SF     1,380.20      194,716.83    7.6250  0.5375      O     C      278,000.00   11/01/98
 608070179  Nero           10/01/98   SF     1,465.13      206,699.41    7.6250  0.5375      O     P      390,000.00   11/01/98
 608070220  Naik           09/01/98   SF     2,969.25      399,109.90    8.1250  1.0375      O     P      500,000.00   11/01/98
 608070282  Berardino      11/01/98   SF     2,390.17      267,145.25    6.8750  0.0000      O     R      420,000.00   11/01/98
 608070322  Khan           11/01/98   SF     1,105.08      159,878.25    7.3750  0.2875      O     R      200,000.00   11/01/98
 608070378  Perkins        10/01/98   2F     1,078.63      146,802.07    8.0000  0.9125      O     R      210,000.00   11/01/98
 608070421  Cupp           10/01/98   SF     1,620.17      237,128.33    7.2500  0.1625      O     P      253,000.00   11/01/98
 608070441  Mckee          10/01/98   SF     2,356.48      324,551.21    7.8750  0.7875      O     C      440,000.00   11/01/98
 608070449  Soni           10/01/98   SF     2,796.86      399,404.43    7.5000  0.4125      O     C      550,000.00   11/01/98
 608070450  Baker          10/01/98   SF     1,590.71      227,161.27    7.5000  0.4125      O     P      360,000.00   11/01/98
 608070481  Hemmati        10/01/98   SF     2,898.46      399,197.98    7.8750  0.7875      O     C      615,000.00   11/01/98
 608080038  Hosseinabadi   10/01/98   SF     1,634.06      233,352.04    7.5000  0.4125      O     P      248,000.00   11/01/98
 608080070  Trautman       11/01/98   SF     2,005.95      279,802.38    7.7500  0.6625      O     C      350,000.00   11/01/98
 608080092  Davis          11/01/98   CO     2,272.45      324,758.80    7.5000  0.4125      O     C      410,000.00   11/01/98
 608080100  Davis          10/01/98   SF     1,765.96      246,150.92    7.7500  0.6625      O     R      380,000.00   11/01/98
 608080101  Gillette       10/01/98   SF     1,709.56      253,342.95    7.1250  0.0375      O     C      322,000.00   11/01/98
 608080126  Mcfadden       10/01/98   SF     1,791.03      249,645.97    7.7500  0.6625      O     C      340,000.00   11/01/98
 608080127  Crutcher       10/01/98   SF     2,005.95      279,603.48    7.7500  0.6625      O     C      350,000.00   11/01/98
 608080155  Michel         11/01/98   SF     2,978.54      430,921.85    7.3750  0.2875      O     C      575,000.00   11/01/98
 608080189  Zacuto         10/01/98   SF     2,167.57      309,538.43    7.5000  0.4125      O     C      410,000.00   11/01/98
 608080233  Netherton      10/01/98   SF     1,851.01      267,590.89    7.3750  0.2875      O     C      340,000.00   11/01/98
 608080235  Rojo           11/01/98   SF     1,712.53      247,761.33    7.3750  0.2875      O     R      261,000.00   11/01/98
 608080270  Bonk           11/01/98   SF     3,076.54      439,673.46    7.5000  0.4125      O     C      560,000.00   11/01/98
 608080275  Howarth        10/01/98   SF     1,944.20      284,554.00    7.2500  0.1625      O     P      300,000.00   11/01/98
 608080279  Spaulding      10/01/98   SF     1,943.82      277,586.08    7.5000  0.4125      O     C      360,000.00   11/01/98
 608080285  Swingholm      11/01/98   SF     1,817.96      259,807.04    7.5000  0.4125      O     C      340,000.00   11/01/98
 608080288  Hallock        12/01/98   SF     1,900.78      268,550.00    7.6250  0.5375      O     P      336,000.00   11/01/98
 608080289  Czerniak       11/01/98   SF     1,785.35      264,788.08    7.1250  0.0375      O     C      338,000.00   11/01/98
 608080308  Paz            11/01/98   SF     4,176.41      596,856.72    7.5000  0.4125      O     C      800,000.00   11/01/98


  LOAN                    SVG      NET     DOC
 NUMBER     NAME          FEE      RATE    TYPE
-----------------------------------------------
 508100125  Cohoon        0.3250   7.0375   I
 508100201  Cuckler       0.3250   6.9125   F
 508100217  Simpson       0.3250   6.9125   F
 508100232  Gershick      0.2350   6.7525   F
 508100292  Veal          0.3250   6.7875   F
 508100333  Moscovitz     0.3250   6.9125   I
 508100334  Wong          0.3250   6.7875   F
 508100347  Harper        0.3250   6.7875   F
 508100355  Vom Steeg     0.2000   6.5375   F
 508100458  Hollosy       0.3250   6.7875   F
 508100515  Sallenbach    0.3250   7.0375   F
 508100562  Fletcher      0.2000   6.6625   I
 508100654  Wagar         0.3250   6.7875   F
 508100675  Cain          0.3250   7.2875   F
 608060405  Saia          0.3250   7.9125   R
 608060441  Katata        0.3250   6.7875   F
 608060484  Bobrick       0.3250   7.4125   F
 608060498  Pidal         0.3250   7.2875   F
 608060582  Kimball       0.3250   7.4125   I
 608070071  Glancey       0.3250   7.5375   F
 608070091  Miller        0.3250   6.9125   I
 608070177  Goldberg      0.3250   7.2875   I
 608070179  Nero          0.3250   7.2875   I
 608070220  Naik          0.3250   7.7875   I
 608070282  Berardino     0.2000   6.6625   R
 608070322  Khan          0.3250   7.0375   I
 608070378  Perkins       0.3250   7.6625   N
 608070421  Cupp          0.3250   6.9125   F
 608070441  Mckee         0.3250   7.5375   F
 608070449  Soni          0.3250   7.1625   F
 608070450  Baker         0.3250   7.1625   I
 608070481  Hemmati       0.3250   7.5375   I
 608080038  Hosseinabadi  0.3250   7.1625   F
 608080070  Trautman      0.3250   7.4125   I
 608080092  Davis         0.3250   7.1625   F
 608080100  Davis         0.3250   7.4125   I
 608080101  Gillette      0.3250   6.7875   F
 608080126  Mcfadden      0.3250   7.4125   F
 608080127  Crutcher      0.3250   7.4125   F
 608080155  Michel        0.3250   7.0375   I
 608080189  Zacuto        0.3250   7.1625   F
 608080233  Netherton     0.3250   7.0375   F
 608080235  Rojo          0.3250   7.0375   F
 608080270  Bonk          0.3250   7.1625   F
 608080275  Howarth       0.3250   6.9125   F
 608080279  Spaulding     0.3250   7.1625   F
 608080285  Swingholm     0.3250   7.1625   F
 608080288  Hallock       0.3250   7.2875   F
 608080289  Czerniak      0.3250   6.7875   F
 608080308  Paz           0.3250   7.1625   F

  LOAN                     STREET                                                                  ORIG     ORIG          ORIG
 NUMBER     NAME           ADDRESS                              CITY                STATE  ZIP     TERM     BAL           RATE
-----------------------------------------------------------------------------------------------------------------------------------
 608080314  Honma          18172 Pamela Place                   Villa Park            CA   92861    360     419,000.00    7.0000
 608080316  Powers         11515 Wills Creek Road               San Diego             CA   92131    360     324,000.00    7.2500
 608080361  Phillips       1501 East Central Avenue             Fullerton             CA   92831    360     167,000.00    7.5000
 608080377  Rinaldi        13707 Walnut Street                  Whittier              CA   90602    360     189,000.00    7.5000
 608080393  Grewal         12949 Club Drive                     Redlands              CA   92373    360     494,500.00    7.7500
 608080421  Pareja         268 East Bay Street                  Costa Mesa            CA   92627    180     288,000.00    7.0000
 608080442  Coble          31711 Grand Canyon Drive             Laguna Niguel         CA   92677    360     274,000.00    7.0000
 608080469  Taha           25940 Pacific Point                  Mission Viejo         CA   92692    360     284,000.00    7.5000
 608080484  Smiley         8012 Dunfield Avenue, Los An         Westchester (Area)    CA   90045    360     376,000.00    7.5000
 608080494  Crivello       3322 Russell Street                  San Diego             CA   92106    360     313,000.00    7.3750
 608080500  Murie          1647 Calle Marcus                    Palm Springs          CA   92264    360     191,600.00    7.7500
 608080501  Stern          12909 Camino Del Valle               Poway                 CA   92064    360     258,500.00    7.2500
 608080502  Smith          15067 Calle La Paloma                Chino Hills           CA   91709    360     159,000.00    7.2500
 608080503  Yeghiayan      10 Meadowood                         Laguna Hills (Area)   CA   92656    360     135,000.00    7.5000
 608080506  Iglesias       39 Ledgewood Drive                   Las Flores            CA   92688    360     368,000.00    7.0000
 608080509  Brookshire     10947 Southland Road                 Manteca               CA   95336    360     256,500.00    7.1250
 608080513  Goldberg       5761 Waverly Avenue                  La Jolla              CA   92037    360     375,000.00    7.2500
 608080529  Brennan        27492 Via Redondo                    San Juan Capistrano   CA   92675    360     216,600.00    7.8750
 608080543  Mccray         7354 Celata Lane                     San Diego             CA   92129    360     275,000.00    6.8750
 608080547  Heard  Jr.     20752 Laguna Canyon Road             Laguna Beach          CA   92651    360     245,000.00    7.7500
 608090032  Finn           6328 Lake Como Avenue                San Diego             CA   92119    360     145,000.00    7.3750
 608090035  Cutchshaw      15651 Sunflower Lane                 Huntington Beach      CA   92647    360     336,000.00    7.3750
 608090039  Bonanno        17820 Doty Avenue                    Torrance              CA   90504    360     200,000.00    7.5000
 608090056  Patel          1101 Avenida Del Corto               Fullerton             CA   92833    360     304,000.00    7.6250
 608090060  Guerin         28951 Via Hacienda                   San Juan Capistrano   CA   92675    360     416,500.00    7.2500
 608090067  Dillard        19409 Redbeam Avenue                 Torrance              CA   90503    360     352,000.00    7.1250
 608090084  Spruce Iii     1962 Port Edward Place               Newport Beach         CA   92660    360     418,000.00    7.1250
 608090103  Perakis        3136 Stanford Avenue, Marina         Los Angeles           CA   90292    360     303,000.00    7.1250
 608090106  Loyd           2293 Hilton Head Road                Chula Vista           CA   91915    360     300,000.00    7.5000
 608090133  Woody          1734 Royal Boulevard                 Glendale              CA   91207    360     261,000.00    7.5000
 608090208  Amare          4600 Via Dolce, Marina Del R         Los Angeles           CA   90292    360     269,900.00    7.2500
 608090215  Ruland         3084 Corte Portofino                 Newport Beach         CA   92660    360     320,000.00    7.3750
 608090231  Windsor        30842 Olympic Place                  Laguna Niguel         CA   92677    360     400,000.00    7.1250
 608090235  Camacho  Jr.   356356A356B West Acacia Avenue       Glendale              CA   91204    360     194,750.00    7.3750
 608090236  Friest         3681 Oleander Street                 Seal Beach            CA   90740    360     267,000.00    7.5000
 608090257  Hamidzadeh     27385 Via Primero                    Mission Viejo         CA   92692    360     256,500.00    7.1250
 608090276  Decker         3041 Babb Street                     Costa Mesa            CA   92626    360     192,000.00    7.0000
 608090292  Buller         24802 Solano Court                   Laguna Hills          CA   92653    360     268,000.00    7.5000
 608090293  Matthews       2111 Camino Barranca                 Palm Springs          CA   92264    360     232,800.00    7.2500
 608090297  Gold           339 Granados Avenue                  Solana Beach          CA   92075    360     468,000.00    7.3750
 608090301  Davoodifard    9732 Mel Dar Avenue                  Downey                CA   90240    360     239,000.00    7.1250
 608090317  Andrews        32702 Rosemont Drive                 Trabuco Canyon        CA   92679    360     335,000.00    7.1250
 608090319  Hing           10290 El Monterey Avenue             Fountain Valley       CA   92708    360     292,500.00    7.0000
 608090322  Hickey         2049 North Acacia Avenue             Fullerton             CA   92831    360     510,000.00    7.0000
 608090324  Franklin       1212 Via Barranca, San Diego         La Jolla (Area)       CA   92037    360     342,900.00    7.2500
 608090338  O'Donnell      15 Blazing Star                      Irvine                CA   92604    360     280,000.00    7.0000
 608090345  Thornburgh     6 Butternut Lane                     Irvine                CA   92715    360     340,000.00    7.3750
 608090408  Stokes         4725 East Bradford Avenue            Orange                CA   92867    360     321,000.00    7.1250
 608090422  Gumm           2605 Alma Avenue                     Manhattan Beach       CA   90266    360     341,000.00    7.5000
 608090441  Rashidi        2212 Pebble Beach Trail              Oxnard                CA   93030    360     336,800.00    7.5000


  LOAN                              PROP                  CURR          GROSS    POOL           LOAN     APPR         INTEREST
 NUMBER     NAME          FPD       TYPE    PANDI         BAL           RATE     STRIP     OCC  PURP     VALUE        PAID TO
---------------------------------------------------------------------------------------------------------------------------------
 608080314  Honma         11/01/98   SF     2,787.62      418,656.55    7.0000   0.0025     O     C      530,000.00   11/01/98
 608080316  Powers        11/01/98   SF     2,210.25      323,747.25    7.2500   0.1625     O     C      405,000.00   11/01/98
 608080361  Phillips      11/01/98   SF     1,167.69      166,876.06    7.5000   0.4125     O     P      227,000.00   11/01/98
 608080377  Rinaldi       11/01/98   SF     1,321.52      188,859.73    7.5000   0.4125     O     R      240,000.00   11/01/98
 608080393  Grewal        11/01/98   SF     3,542.66      494,150.99    7.7500   0.6625     O     R      725,000.00   11/01/98
 608080421  Pareja        11/01/98   SF     2,588.63      287,091.37    7.0000   0.0025     O     C      360,000.00   11/01/98
 608080442  Coble         12/01/98   SF     1,822.93      274,000.00    7.0000   0.0025     O     P      399,000.00   11/01/98
 608080469  Taha          11/01/98   SF     1,985.77      283,789.23    7.5000   0.4125     O     R      425,000.00   11/01/98
 608080484  Smiley        11/01/98   SF     2,629.05      375,720.95    7.5000   0.4125     O     C      470,000.00   11/01/98
 608080494  Crivello      11/01/98   SF     2,161.81      312,761.83    7.3750   0.2875     O     C      420,000.00   11/01/98
 608080500  Murie         11/01/98   SF     1,372.65      191,464.77    7.7500   0.6625     O     P      240,000.00   11/01/98
 608080501  Stern         11/01/98   SF     1,763.43      258,298.35    7.2500   0.1625     O     C      435,000.00   11/01/98
 608080502  Smith         12/01/98   SF     1,084.66      159,000.00    7.2500   0.1625     O     R      300,000.00   11/01/98
 608080503  Yeghiayan     11/01/98   CO       943.94      134,899.81    7.5000   0.4125     N     R      183,000.00   11/01/98
 608080506  Iglesias      11/01/98   SF     2,448.31      367,698.35    7.0000   0.0025     O     C      460,000.00   11/01/98
 608080509  Brookshire    11/01/98   SF     1,728.09      256,294.88    7.1250   0.0375     O     P      270,000.00   11/01/98
 608080513  Goldberg      11/01/98   SF     2,558.16      374,707.46    7.2500   0.1625     O     R      550,000.00   11/01/98
 608080529  Brennan       12/01/98   CO     1,570.50      216,600.00    7.8750   0.7875     O     R      285,000.00   11/01/98
 608080543  Mccray        11/01/98   SF     1,806.55      274,768.97    6.8750   0.0000     O     R      395,000.00   11/01/98
 608080547  Heard  Jr.    12/01/98   SF     1,755.21      245,000.00    7.7500   0.6625     O     C      400,000.00   11/01/98
 608090032  Finn          11/01/98   SF     1,001.48      144,889.67    7.3750   0.2875     O     C      195,000.00   11/01/98
 608090035  Cutchshaw     11/01/98   SF     2,320.67      335,744.33    7.3750   0.2875     O     P      420,000.00   11/01/98
 608090039  Bonanno       11/01/98   SF     1,398.43      199,851.57    7.5000   0.4125     O     R      250,000.00   11/01/98
 608090056  Patel         11/01/98   SF     2,151.69      303,779.97    7.6250   0.5375     O     C      380,000.00   11/01/98
 608090060  Guerin        11/01/98   SF     2,841.26      416,175.09    7.2500   0.1625     O     C      595,000.00   11/01/98
 608090067  Dillard       12/01/98   SF     2,371.49      352,000.00    7.1250   0.0375     O     P      452,000.00   11/01/98
 608090084  Spruce Iii    12/01/98   SF     2,816.14      418,000.00    7.1250   0.0375     O     R      642,000.00   11/01/98
 608090103  Perakis       12/01/98   SF     2,041.37      303,000.00    7.1250   0.0375     O     C      400,000.00   11/01/98
 608090106  Loyd          11/01/98   SF     2,097.64      299,777.36    7.5000   0.4125     O     P      320,000.00   11/01/98
 608090133  Woody         12/01/98   SF     1,824.95      261,000.00    7.5000   0.4125     O     R      354,000.00   11/01/98
 608090208  Amare         12/01/98   CO     1,841.19      269,900.00    7.2500   0.1625     O     R      300,000.00   11/01/98
 608090215  Ruland        12/01/98   SF     2,210.16      320,000.00    7.3750   0.2875     O     R      450,000.00   11/01/98
 608090231  Windsor       12/01/98   SF     2,694.87      400,000.00    7.1250   0.0375     O     C      500,000.00   11/01/98
 608090235  Camacho  Jr.  12/01/98   3F     1,345.09      194,750.00    7.3750   0.2875     O     P      210,000.00   11/01/98
 608090236  Friest        11/01/98   SF     1,866.90      266,801.85    7.5000   0.4125     O     C      360,000.00   11/01/98
 608090257  Hamidzadeh    12/01/98   SF     1,728.09      256,500.00    7.1250   0.0375     O     P      285,000.00   11/01/98
 608090276  Decker        12/01/98   SF     1,277.38      192,000.00    7.0000   0.0025     O     C      240,000.00   11/01/98
 608090292  Buller        11/01/98   SF     1,873.89      267,801.11    7.5000   0.4125     O     C      335,000.00   11/01/98
 608090293  Matthews      12/01/98   SF     1,588.11      232,800.00    7.2500   0.1625     O     P      265,000.00   11/01/98
 608090297  Gold          12/01/98   SF     3,232.36      468,000.00    7.3750   0.2875     O     P      585,500.00   11/01/98
 608090301  Davoodifard   12/01/98   SF     1,610.19      239,000.00    7.1250   0.0375     O     R      345,000.00   11/01/98
 608090317  Andrews       11/01/98   SF     2,256.96      334,732.11    7.1250   0.0375     O     C      445,000.00   11/01/98
 608090319  Hing          12/01/98   SF     1,946.01      292,500.00    7.0000   0.0025     O     P      325,000.00   11/01/98
 608090322  Hickey        12/01/98   SF     3,393.04      510,000.00    7.0000   0.0025     O     R      650,000.00   11/01/98
 608090324  Franklin      12/01/98   SF     2,339.18      342,900.00    7.2500   0.1625     O     R      450,000.00   11/01/98
 608090338  O'Donnell     11/01/98   SF     1,862.85      279,770.49    7.0000   0.0025     O     C      354,000.00   11/01/98
 608090345  Thornburgh    12/01/98   SF     2,348.30      340,000.00    7.3750   0.2875     O     C      475,000.00   11/01/98
 608090408  Stokes        12/01/98   SF     2,162.64      321,000.00    7.1250   0.0375     O     P      357,000.00   11/01/98
 608090422  Gumm          12/01/98   CO     2,384.32      341,000.00    7.5000   0.4125     O     R      505,000.00   11/01/98
 608090441  Rashidi       12/01/98   SF     2,354.95      336,800.00    7.5000   0.4125     O     R      421,000.00   11/01/98

  LOAN                   SVG      NET     DOC
 NUMBER     NAME         FEE      RATE    TYPE
----------------------------------------------
 608080314  Honma        0.2350   6.7525   F
 608080316  Powers       0.3250   6.9125   F
 608080361  Phillips     0.3250   7.1625   R
 608080377  Rinaldi      0.3250   7.1625   I
 608080393  Grewal       0.3250   7.4125   I
 608080421  Pareja       0.2350   6.7525   I
 608080442  Coble        0.2350   6.7525   F
 608080469  Taha         0.3250   7.1625   I
 608080484  Smiley       0.3250   7.1625   F
 608080494  Crivello     0.3250   7.0375   I
 608080500  Murie        0.3250   7.4125   N
 608080501  Stern        0.3250   6.9125   I
 608080502  Smith        0.3250   6.9125   I
 608080503  Yeghiayan    0.3250   7.1625   I
 608080506  Iglesias     0.2350   6.7525   I
 608080509  Brookshire   0.3250   6.7875   F
 608080513  Goldberg     0.3250   6.9125   I
 608080529  Brennan      0.3250   7.5375   I
 608080543  Mccray       0.2000   6.6625   I
 608080547  Heard  Jr.   0.3250   7.4125   N
 608090032  Finn         0.3250   7.0375   I
 608090035  Cutchshaw    0.3250   7.0375   I
 608090039  Bonanno      0.3250   7.1625   F
 608090056  Patel        0.3250   7.2875   F
 608090060  Guerin       0.3250   6.9125   I
 608090067  Dillard      0.3250   6.7875   F
 608090084  Spruce Iii   0.3250   6.7875   F
 608090103  Perakis      0.3250   6.7875   F
 608090106  Loyd         0.3250   7.1625   F
 608090133  Woody        0.3250   7.1625   F
 608090208  Amare        0.3250   6.9125   F
 608090215  Ruland       0.3250   7.0375   F
 608090231  Windsor      0.3250   6.7875   F
 608090235  Camacho  Jr. 0.3250   7.0375   F
 608090236  Friest       0.3250   7.1625   F
 608090257  Hamidzadeh   0.3250   6.7875   F
 608090276  Decker       0.2350   6.7525   I
 608090292  Buller       0.3250   7.1625   F
 608090293  Matthews     0.3250   6.9125   F
 608090297  Gold         0.3250   7.0375   F
 608090301  Davoodifard  0.3250   6.7875   F
 608090317  Andrews      0.3250   6.7875   F
 608090319  Hing         0.2350   6.7525   F
 608090322  Hickey       0.2350   6.7525   F
 608090324  Franklin     0.3250   6.9125   F
 608090338  O'Donnell    0.2350   6.7525   F
 608090345  Thornburgh   0.3250   7.0375   F
 608090408  Stokes       0.3250   6.7875   F
 608090422  Gumm         0.3250   7.1625   I
 608090441  Rashidi      0.3250   7.1625   F

  LOAN                     STREET                                                                  ORIG     ORIG          ORIG
 NUMBER     NAME           ADDRESS                              CITY                STATE  ZIP     TERM     BAL           RATE
-----------------------------------------------------------------------------------------------------------------------------------
 608090444  Walley  Iii    33031 Pinnacle Drive                 Trabuco Canyon (Area  CA   92679    360     244,100.00    7.1250
 608090446  Parrott        31082 Paseo Ranchero                 San Juan Capistrano   CA   92675    360     325,900.00    7.2500
 608090483  Larsen         6665 East Canyon Hills Road          Anaheim               CA   92807    360     513,750.00    7.2500
 608090502  Vaninetti      25352 Bentley Lane                   Laguna Hills          CA   92653    360     234,000.00    7.3750
 608090509  Cianfrocca  Jr.718 South Corrida Drive              Covina                CA   91724    360     367,500.00    7.0000
 608090524  Tarvin         1621 Fairlawn Avenue                 San Jose              CA   95125    360     310,000.00    7.5000
 608090529  Place          5595 Via De Campo                    Yorba Linda           CA   92887    360     252,600.00    7.2500
 608090559  Brown          8600 East Canyon Vista Drive         Anaheim               CA   92808    360     300,000.00    7.5000
 608090563  Wilson         10520  10522  Haas Avenue            Los Angeles (Area)    CA   90047    180     130,000.00    7.3750
 608090585  Paz            414 Talbert Street, Playa D          Los Angeles           CA   90293    360     312,000.00    6.8750
 608090588  Stevenson      17418 Sara Lane                      Chino Hills           CA   91709    360     256,850.00    6.8750
 608090592  Imera          28318 Bryce Drive                    Castaic (Area)        CA   91384    360     196,000.00    7.1250
 608090629  Galhouse       126 East Laurel Avenue               Sierra Madre          CA   91024    360     150,000.00    7.3750
 608090649  Nadler         585 29Th Street                      Manhattan Beach       CA   90266    360     418,000.00    7.5000
 608090667  Ryan           21331 Autumnwood                     Lake Forest           CA   92630    360     231,000.00    7.2500
 608090669  Tartt          5351 East Rural Ridge Circle         Anheim                CA   92807    360     334,000.00    6.8750
 608100011  Myers          2207 East Sixteenth Street           Newport Beach         CA   92663    360     280,000.00    7.3750
 608100019  Wells          10 Saint Annes                       Trabucco Canyon       CA   92679    360     251,000.00    7.0000
 608100064  Lund           1259 Military West                   Benicia               CA   94510    360     265,500.00    7.1250
 608100066  Sexton         10092 Beverly Drive                  Huntington Beach      CA   92646    360     270,400.00    7.0000
 608100072  Mcconkie       32031 Lomita Drive                   Trabuco Canyon        CA   92679    360     223,000.00    7.2500
 608100104  Buck           2017 Orchard Drive                   Placentia             CA   92870    360     121,500.00    7.5000
 608100208  Tayenaka       6366 Jasmine Drive                   Huntington Beach      CA   92647    360     350,000.00    6.8750
 608100219  Micalizzi      17 Kennedy Court                     Coto De Caza (Area)   CA   92679    360     366,000.00    7.0000
 608100238  Brown          1574 Palisades Drive                 Pacific Palisades (A  CA   90272    360     334,400.00    7.3750
 608100248  Babazadeh      10141 Jon Day Drive                  Huntington Beach      CA   92646    360     326,250.00    7.6250
 608100349  Lincoln        8 Calle Marta                        Rancho Santa Margari  CA   92688    360     350,000.00    7.0000
 608100366  Black          12502 Labella Drive                  Santa Ana (Area)      CA   92705    360     300,000.00    7.1250
 608100387  Steinberg      11164 Kling Street                   North Hollywood       CA   91602    360     165,000.00    8.5000
 608100415  Schneider      4728 East Stetson Lane               Orange                CA   92869    360     452,550.00    6.8750
 608100550  Ratzlaff       12323 Ocaso Avenue                   La Mirada             CA   90638    360     304,000.00    7.7500
 608100596  Clark          140 North Cleveland Street           Orange                CA   92866    360     162,000.00    7.7500
 608110004  Mott           24011 Frigate Drive                  Laguna Niguel         CA   92677    360     340,000.00    8.2500
 708060287  Silva          637 East Bonds Street                Carson                CA   90745    180     137,600.00    7.3750
 708070053  Henry  Jr.     14247 Bernabe Court                  San Diego             CA   92129    360     246,900.00    7.1250
 708070144  Medak          114 Mayhew  Circle                   Incline Village       NV   89451    360     233,500.00    7.6250
 708080025  Stysis         12622 Senda Panacea                  San Diego             CA   92129    360     282,400.00    7.1250
 708080079  Molle          2304 Anabas Avenue                   Los Angeles (San Ped  CA   90732    360     330,000.00    7.5000
 708080105  French         4305 Admirable Drive                 Rancho Palos Verdes   CA   90275    360     404,800.00    7.0000
 708080130  Kasten         123 Rocket                           Lakeway               TX   78734    360     305,100.00    7.1250
 708080156  Dunnavant      2630 Thomas Jefferson Drive          Reno                  NV   89509    360     273,000.00    7.3750
 708080200  Adleson        20530 Almaden Road                   San Jose              CA   95120    360     750,000.00    7.2500
 708080224  Wood           3080 East Horse Thief Drive          Heber City            UT   84032    360     285,000.00    7.6250
 708080294  Mowery         55 Lakefront                         Irvine                CA   92604    360     365,625.00    7.6250
 708090026  Davenport      1020 North Second Street             San Jose              CA   95112    360     277,000.00    7.3750
 708090029  Helminiak      386 Cottonwood Court                 Incline Village       NV   89451    360     191,250.00    8.2500
 708090083  Smith          875 Aaron Park Drive                 Milpitas              CA   95035    360     308,000.00    7.3750
 708090122  Starr          3523 Meadowlands Lane                San Jose              CA   95135    360     523,000.00    7.2500
 708090146  Seiden         854 Seminole Way                     Redwood City          CA   94062    360     632,000.00    7.0000
 708090158  Ryan           28328 Palos Verdes Drive East        Rancho Palos Verdes   CA   90275    360     565,000.00    7.3750

  LOAN                                PROP                  CURR          GROSS    POOL           LOAN     APPR         INTEREST
 NUMBER     NAME            FPD       TYPE    PANDI         BAL           RATE     STRIP     OCC  PURP     VALUE        PAID TO
-----------------------------------------------------------------------------------------------------------------------------------
 608090444  Walley  Iii     11/01/98   SF     1,644.55      243,904.80    7.1250   0.0375     O     R      377,000.00   11/01/98
 608090446  Parrott         12/01/98   SF     2,223.21      325,900.00    7.2500   0.1625     O     R      590,000.00   11/01/98
 608090483  Larsen          12/01/98   SF     3,504.68      513,750.00    7.2500   0.1625     O     P      685,000.00   11/01/98
 608090502  Vaninetti       11/01/98   SF     1,616.18      233,821.95    7.3750   0.2875     O     R      249,000.00   11/01/98
 608090509  Cianfrocca  Jr. 12/01/98   SF     2,444.99      367,500.00    7.0000   0.0025     O     R      490,000.00   11/01/98
 608090524  Tarvin          12/01/98   SF     2,167.57      310,000.00    7.5000   0.4125     O     C      460,000.00   11/01/98
 608090529  Place           12/01/98   SF     1,723.18      252,600.00    7.2500   0.1625     O     R      355,000.00   11/01/98
 608090559  Brown           12/01/98   SF     2,097.64      300,000.00    7.5000   0.4125     O     R      392,000.00   11/01/98
 608090563  Wilson          12/01/98   2F     1,195.90      130,000.00    7.3750   0.2875     N     C      210,000.00   11/01/98
 608090585  Paz             12/01/98   SF     2,049.62      312,000.00    6.8750   0.0000     O     P      390,000.00   11/01/98
 608090588  Stevenson       12/01/98   SF     1,687.32      256,850.00    6.8750   0.0000     O     P      336,000.00   11/01/98
 608090592  Imera           12/01/98   SF     1,320.49      196,000.00    7.1250   0.0375     O     R      245,000.00   11/01/98
 608090629  Galhouse        12/01/98   SF     1,036.01      150,000.00    7.3750   0.2875     O     C      475,000.00   11/01/98
 608090649  Nadler          12/01/98   SF     2,922.72      418,000.00    7.5000   0.4125     O     R      655,000.00   11/01/98
 608090667  Ryan            12/01/98   SF     1,575.83      231,000.00    7.2500   0.1625     O     C      310,000.00   11/01/98
 608090669  Tartt           12/01/98   SF     2,194.14      334,000.00    6.8750   0.0000     O     R      375,000.00   11/01/98
 608100011  Myers           12/01/98   SF     1,933.89      280,000.00    7.3750   0.2875     O     C      420,000.00   11/01/98
 608100019  Wells           12/01/98   SF     1,669.91      251,000.00    7.0000   0.0025     O     R      372,000.00   11/01/98
 608100064  Lund            12/01/98   SF     1,788.72      265,500.00    7.1250   0.0375     O     P      320,000.00   11/01/98
 608100066  Sexton          12/01/98   SF     1,798.98      270,400.00    7.0000   0.0025     O     C      338,000.00   11/01/98
 608100072  Mcconkie        12/01/98   SF     1,521.25      223,000.00    7.2500   0.1625     O     R      375,000.00   11/01/98
 608100104  Buck            12/01/98   CO       849.55      121,500.00    7.5000   0.4125     O     P      153,000.00   11/01/98
 608100208  Tayenaka        12/01/98   SF     2,299.25      350,000.00    6.8750   0.0000     O     P      482,000.00   11/01/98
 608100219  Micalizzi       12/01/98   SF     2,435.01      366,000.00    7.0000   0.0025     O     C      535,000.00   11/01/98
 608100238  Brown           01/01/99   CO     2,309.62      334,400.00    7.3750   0.2875     O     C      418,000.00   11/01/98
 608100248  Babazadeh       12/01/98   SF     2,309.18      326,250.00    7.6250   0.5375     O     R      435,000.00   11/01/98
 608100349  Lincoln         12/01/98   SF     2,328.56      350,000.00    7.0000   0.0025     O     C      474,000.00   11/01/98
 608100366  Black           12/01/98   SF     2,021.16      300,000.00    7.1250   0.0375     O     C      420,000.00   11/01/98
 608100387  Steinberg       01/01/99   SF     1,268.71      165,000.00    8.5000   1.4125     O     C      240,000.00   11/01/98
 608100415  Schneider       01/01/99   SF     2,972.93      452,550.00    6.8750   0.0000     O     P      566,000.00   11/01/98
 608100550  Ratzlaff        01/01/99   SF     2,177.89      304,000.00    7.7500   0.6625     O     P      380,000.00   11/01/98
 608100596  Clark           01/01/99   SF     1,160.59      162,000.00    7.7500   0.6625     O     C      240,000.00   11/01/98
 608110004  Mott            01/01/99   SF     2,554.31      340,000.00    8.2500   1.1625     O     C      447,000.00   11/01/98
 708060287  Silva           10/01/98   SF     1,265.81      136,757.12    7.3750   0.2875     O     R      175,000.00   11/01/98
 708070053  Henry  Jr.      09/01/98   SF     1,663.41      246,304.15    7.1250   0.0375     O     P      260,000.00   11/01/98
 708070144  Medak           10/01/98   SF     1,652.70      233,160.93    7.6250   0.5375     O     R      350,000.00   11/01/98
 708080025  Stysis          10/01/98   SF     1,902.58      281,947.00    7.1250   0.0375     O     P      298,000.00   11/01/98
 708080079  Molle           10/01/98   SF     2,307.41      329,508.65    7.5000   0.4125     O     C      415,000.00   11/01/98
 708080105  French          12/01/98   SF     2,693.14      404,800.00    7.0000   0.0025     O     P      506,000.00   11/01/98
 708080130  Kasten          12/01/98   SF     2,055.52      305,100.00    7.1250   0.0375     O     R      460,000.00   11/01/98
 708080156  Dunnavant       10/01/98   SF     1,885.54      272,583.26    7.3750   0.2875     O     R      287,500.00   11/01/98
 708080200  Adleson         12/01/98   SF     5,116.32      750,000.00    7.2500   0.1625     O     R    1,100,000.00   11/01/98
 708080224  Wood            11/01/98   SF     2,017.21      284,793.73    7.6250   0.5375     O     R      380,000.00   11/01/98
 708080294  Mowery          11/01/98   CO     2,587.87      365,360.37    7.6250   0.5375     O     P      488,000.00   11/01/98
 708090026  Davenport       12/01/98   SF     1,913.17      277,000.00    7.3750   0.2875     O     C      367,000.00   11/01/98
 708090029  Helminiak       12/01/98   2F     1,436.80      191,250.00    8.2500   1.1625     N     C      255,000.00   11/01/98
 708090083  Smith           11/01/98   SF     2,127.28      307,765.64    7.3750   0.2875     O     C      385,000.00   11/01/98
 708090122  Starr           12/01/98   SF     3,567.78      523,000.00    7.2500   0.1625     O     C      700,000.00   11/01/98
 708090146  Seiden          12/01/98   SF     4,204.71      632,000.00    7.0000   0.0025     O     R      850,000.00   11/01/98
 708090158  Ryan            12/01/98   SF     3,902.31      565,000.00    7.3750   0.2875     O     R      900,000.00   11/01/98

  LOAN                     SVG      NET     DOC
 NUMBER     NAME           FEE      RATE    TYPE
------------------------------------------------
 608090444  Walley  Iii    0.3250   6.7875   F
 608090446  Parrott        0.3250   6.9125   F
 608090483  Larsen         0.3250   6.9125   I
 608090502  Vaninetti      0.3250   7.0375   F
 608090509  Cianfrocca  Jr.0.2350   6.7525   F
 608090524  Tarvin         0.3250   7.1625   F
 608090529  Place          0.3250   6.9125   F
 608090559  Brown          0.3250   7.1625   F
 608090563  Wilson         0.3250   7.0375   F
 608090585  Paz            0.2000   6.6625   F
 608090588  Stevenson      0.2000   6.6625   F
 608090592  Imera          0.3250   6.7875   F
 608090629  Galhouse       0.3250   7.0375   I
 608090649  Nadler         0.3250   7.1625   I
 608090667  Ryan           0.3250   6.9125   I
 608090669  Tartt          0.2000   6.6625   F
 608100011  Myers          0.3250   7.0375   I
 608100019  Wells          0.2350   6.7525   F
 608100064  Lund           0.3250   6.7875   F
 608100066  Sexton         0.2350   6.7525   F
 608100072  Mcconkie       0.3250   6.9125   I
 608100104  Buck           0.3250   7.1625   F
 608100208  Tayenaka       0.2000   6.6625   F
 608100219  Micalizzi      0.2350   6.7525   F
 608100238  Brown          0.3250   7.0375   F
 608100248  Babazadeh      0.3250   7.2875   F
 608100349  Lincoln        0.2350   6.7525   I
 608100366  Black          0.3250   6.7875   F
 608100387  Steinberg      0.3250   8.1625   N
 608100415  Schneider      0.2000   6.6625   F
 608100550  Ratzlaff       0.3250   7.4125   F
 608100596  Clark          0.3250   7.4125   N
 608110004  Mott           0.3250   7.9125   I
 708060287  Silva          0.3250   7.0375   I
 708070053  Henry  Jr.     0.3250   6.7875   F
 708070144  Medak          0.3250   7.2875   I
 708080025  Stysis         0.3250   6.7875   F
 708080079  Molle          0.3250   7.1625   F
 708080105  French         0.2350   6.7525   F
 708080130  Kasten         0.3250   6.7875   F
 708080156  Dunnavant      0.3250   7.0375   F
 708080200  Adleson        0.3250   6.9125   F
 708080224  Wood           0.3250   7.2875   I
 708080294  Mowery         0.3250   7.2875   R
 708090026  Davenport      0.3250   7.0375   F
 708090029  Helminiak      0.3250   7.9125   F
 708090083  Smith          0.3250   7.0375   F
 708090122  Starr          0.3250   6.9125   F
 708090146  Seiden         0.2350   6.7525   F
 708090158  Ryan           0.3250   7.0375   I


  LOAN                     STREET                                                                  ORIG     ORIG          ORIG
 NUMBER     NAME           ADDRESS                              CITY                STATE  ZIP     TERM     BAL           RATE
-----------------------------------------------------------------------------------------------------------------------------------
 708090183  Chu            105 Woodland Valley Drive            San Ramon             CA   94583    360     306,000.00    7.2500
 708090184  Jury           193 Coventry Drive                   Campbell              CA   95008    360     235,000.00    7.5000
 708090185  Kozlowski      8292 Robert Court                    Granite Bay           CA   95746    360     284,000.00    7.1250
 708090211  Garner         267 Hillview Avenue                  Redwood City          CA   94062    360     364,000.00    7.2500
 708090241  Earley         2475 Manchester Avenue               Encinitas             CA   92007    360     285,000.00    7.0000
 708090245  Lloyd          12824 Brendel Drive                  Los Altos Hills       CA   94022    360     299,000.00    7.1250
 708090268  Amador         128 Camino De Amador Nw              Albuquerque           NM   87107    360     240,000.00    7.0000
 708090273  Balaji         1064 Moffett Circle                  Palo Alto             CA   94303    360     470,000.00    7.3750
 708090276  Comeau         15445 Karl Avenue                    Monte Sereno          CA   95030    360     445,000.00    7.2500
 708090277  Breaux         595 Clyde Court                      Milpitas              CA   95035    360     325,000.00    7.2500
 708090303  Shen           1018 Windfield Street                Redwood City          CA   94065    360     285,000.00    7.1250
 708090313  Desai          1138 Cameo Drive                     Campbell              CA   95008    360     381,000.00    7.2500
 708090319  Lau            430 Grenadine Way                    Hercules              CA   94547    360     250,000.00    7.3750
 708090320  Pinto          13901 Upper Hill Drive               Saratoga              CA   95070    360     349,000.00    7.2500
 708090335  Buczek         208 Dantley Way                      Walnut Creek          CA   94598    360     343,000.00    7.2500
 708090351  Bates          13961 South Prairie Road             Herriman              UT   84065    360     295,400.00    7.0000
 708100013  Nguyen         831 Wooded Hills Court               Fremont               CA   94539    360     499,000.00    7.2500
 708100066  Giessler       1035 Whitney Drive                   Menlo Park            CA   94025    360     452,000.00    7.0000
 708100070  Yang           1528 Via Boronada                    Palos Verdes Estates  CA   90274    360     380,000.00    7.0000
 708100106  Red            1604 Troon Drive                     San Jose              CA   95116    360     236,500.00    7.0000
 708100166  Ho             218 Beaumere Way                     Milpitas              CA   95035    360     266,000.00    7.0000
 708100224  Bromberg       1736 South Mohawk Circle             Salt Lake City        UT   84108    360     281,000.00    7.0000
 708100226  Denton         2315 Benson Avenue                   Santa Cruz            CA   95065    360     366,000.00    7.0000
 708100312  Verhulp        3325 Vernon Terrace                  Palo Alto             CA   94303    360     425,000.00    7.0000
 708100375  Resewehr       14406 Wamblee Trail                  Conifer               CO   80433    360     220,000.00    7.2500
 808060144  Smith          689 Leong Drive                      Mountain View         CA   94043    360     244,000.00    7.2500
 808060291  Schuelke       4459 Abbey Lane                      Santa Rosa            CA   95401    360     257,000.00    7.0000
 808060528  Savage         2803 7Th Street                      Santa Monica          CA   90405    360     351,150.00    7.0000
 808070004  Marcinkowski   1713 Casita Court                    Santa Rosa            CA   95409    360     290,700.00    7.5000
 808070162  Larsen         2489 Oakmont Court                   Fairfield             CA   94533    360     241,300.00    7.1250
 808070217  Scott          5794 Cold Water Drive                Castro Valley         CA   94552    360     253,000.00    7.1250
 808070421  Mccannell      2214 Wheaton Court                   Santa Rosa            CA   95403    360     182,800.00    7.5000
 808070832  Golter         111 Jacklin Circle                   Milpitas              CA   95035    360     282,150.00    7.5000
 808080186  Saxon          9077 Grey Street                     Graton                CA   95444    360     160,000.00    7.2500
 808080378  Hosseinyoun    2472 Mar East Street                 Tiburon               CA   94920    360     550,000.00    6.8750
 808080387  Ramsey         2032 Orestes Way                     Campbell              CA   95008    360     273,750.00    7.5000
 808080459  Webb           612 Bobelaine Drive                  Santa Rosa            CA   95405    360     152,000.00    7.7500
 808080522  Sheeks         4774 Shade Tree Lane                 Santa Rosa            CA   95405    360     148,000.00    7.5000
 808080532  Kanahele       194 South 325 West                   Orem                  UT   84058    360     291,750.00    7.8750
 808080534  Duro           15 West Court                        San Anselmo           CA   94960    360     312,000.00    7.0000
 808080576  Doria          403 Stanwick Street                  Brentwood             CA   94513    360     280,250.00    6.8750
 808080592  Brandt         32 Dutch Valley Lane                 San Anselmo           CA   94960    360     335,000.00    7.3750
 808080698  Dorsett        2729 Somerset Avenue                 Castro Valley         CA   94546    360     250,800.00    7.5000
 808080764  Lehnert        2200 Mcnab Ranch Road                Ukiah                 CA   95482    360     450,000.00    7.5000
 808080782  Metcalfe       292 Oakvue Road                      Pleasant Hill         CA   94523    360     296,400.00    7.5000
 808080792  Ubay           857 Vasona Street                    Milpitas              CA   95035    360     208,800.00    7.7500
 808080814  Marason        477 Corbett Avenue                   San Francisco         CA   94114    360     387,000.00    6.8750
 808080841  Matsumoto      2335 Blucher Valley Road             Sebastopol            CA   95472    360     345,000.00    7.1250
 808080867  Upshaw   Jr.   10 Carrie Court                      Pleasant Hill         CA   94523    360     239,600.00    8.0000
 808080869  Skelley        141 Sedgefield Court                 San Ramon             CA   94583    360     320,000.00    8.0000

  LOAN                               PROP                  CURR          GROSS    POOL          LOAN     APPR         INTEREST
 NUMBER     NAME           FPD       TYPE    PANDI         BAL           RATE     STRIP    OCC  PURP     VALUE        PAID TO
----------------------------------------------------------------------------------------------------------------------------------
 708090183  Chu            12/01/98   SF     2,087.46      306,000.00    7.2500   0.1625     O     R      528,000.00   11/01/98
 708090184  Jury           12/01/98   SF     1,643.15      235,000.00    7.5000   0.4125     O     R      315,000.00   11/01/98
 708090185  Kozlowski      12/01/98   SF     1,913.36      284,000.00    7.1250   0.0375     O     P      365,000.00   11/01/98
 708090211  Garner         12/01/98   SF     2,483.12      364,000.00    7.2500   0.1625     O     P      458,000.00   11/01/98
 708090241  Earley         12/01/98   SF     1,896.11      285,000.00    7.0000   0.0025     O     R      400,000.00   11/01/98
 708090245  Lloyd          12/01/98   SF     2,014.42      299,000.00    7.1250   0.0375     O     R    1,350,000.00   11/01/98
 708090268  Amador         12/01/98   SF     1,596.73      240,000.00    7.0000   0.0025     O     R      300,000.00   11/01/98
 708090273  Balaji         12/01/98   SF     3,246.17      470,000.00    7.3750   0.2875     O     C      655,000.00   11/01/98
 708090276  Comeau         12/01/98   SF     3,035.68      445,000.00    7.2500   0.1625     O     R      805,000.00   11/01/98
 708090277  Breaux         12/01/98   SF     2,217.07      325,000.00    7.2500   0.1625     O     R      560,000.00   11/01/98
 708090303  Shen           12/01/98   SF     1,920.10      285,000.00    7.1250   0.0375     O     R      450,000.00   11/01/98
 708090313  Desai          12/01/98   SF     2,599.09      381,000.00    7.2500   0.1625     O     R      530,000.00   11/01/98
 708090319  Lau            12/01/98   SF     1,726.69      250,000.00    7.3750   0.2875     O     R      290,000.00   11/01/98
 708090320  Pinto          12/01/98   SF     2,380.80      349,000.00    7.2500   0.1625     O     R    1,500,000.00   11/01/98
 708090335  Buczek         12/01/98   SF     2,339.86      343,000.00    7.2500   0.1625     O     R      563,000.00   11/01/98
 708090351  Bates          12/01/98   SF     1,965.30      295,400.00    7.0000   0.0025     O     C      375,000.00   11/01/98
 708100013  Nguyen         12/01/98   SF     3,404.06      499,000.00    7.2500   0.1625     O     R    1,225,000.00   11/01/98
 708100066  Giessler       12/01/98   SF     3,007.17      452,000.00    7.0000   0.0025     O     R      879,000.00   11/01/98
 708100070  Yang           12/01/98   SF     2,528.15      380,000.00    7.0000   0.0025     O     R      675,000.00   11/01/98
 708100106  Red            12/01/98   SF     1,573.44      236,500.00    7.0000   0.0025     O     P      249,000.00   11/01/98
 708100166  Ho             12/01/98   SF     1,769.70      266,000.00    7.0000   0.0025     O     R      425,000.00   11/01/98
 708100224  Bromberg       12/01/98   SF     1,869.50      281,000.00    7.0000   0.0025     O     R      353,000.00   11/01/98
 708100226  Denton         12/01/98   SF     2,435.01      366,000.00    7.0000   0.0025     O     R      585,000.00   11/01/98
 708100312  Verhulp        12/01/98   SF     2,827.54      425,000.00    7.0000   0.0025     O     R      540,000.00   11/01/98
 708100375  Resewehr       01/01/99   SF     1,500.79      220,000.00    7.2500   0.1625     O     C      365,000.00   11/01/98
 808060144  Smith          01/01/99   SF     1,664.51      244,000.00    7.2500   0.1625     O     P      305,000.00   11/01/98
 808060291  Schuelke       12/01/98   SF     1,709.83      257,000.00    7.0000   0.0025     O     C      355,000.00   11/01/98
 808060528  Savage         08/01/98   3F     2,336.21      349,988.55    7.0000   0.0025     O     C      498,500.00   11/01/98
 808070004  Marcinkowski   10/01/98   SF     2,032.62      290,267.17    7.5000   0.4125     O     P      319,000.00   11/01/98
 808070162  Larsen         09/01/98   SF     1,625.68      240,717.66    7.1250   0.0375     O     P      254,000.00   11/01/98
 808070217  Scott          12/01/98   SF     1,704.51      253,000.00    7.1250   0.0375     O     R      365,000.00   11/01/98
 808070421  Mccannell      10/01/98   SF     1,278.16      182,527.82    7.5000   0.4125     O     P      228,500.00   11/01/98
 808070832  Golter         11/01/98   SF     1,972.83      281,940.60    7.5000   0.4125     O     P      297,000.00   11/01/98
 808080186  Saxon          11/01/98   SF     1,091.48      159,875.18    7.2500   0.1625     O     C      230,000.00   11/01/98
 808080378  Hosseinyoun    12/01/98   SF     3,613.11      550,000.00    6.8750   0.0000     O     C    1,550,000.00   11/01/98
 808080387  Ramsey         10/01/98   SF     1,914.10      273,342.41    7.5000   0.4125     O     C      365,000.00   11/01/98
 808080459  Webb           11/01/98   SF     1,088.95      151,892.72    7.7500   0.6625     N     C      190,000.00   11/01/98
 808080522  Sheeks         10/01/98   SF     1,034.84      147,779.64    7.5000   0.4125     O     P      185,000.00   11/01/98
 808080532  Kanahele       11/01/98   SF     2,115.39      291,549.22    7.8750   0.7875     O     C      389,000.00   11/01/98
 808080534  Duro           12/01/98   SF     2,075.74      312,000.00    7.0000   0.0025     O     P      390,000.00   11/01/98
 808080576  Doria          11/01/98   SF     1,841.04      280,014.56    6.8750   0.0000     O     P      295,000.00   11/01/98
 808080592  Brandt         10/01/98   SF     2,313.76      334,488.62    7.3750   0.2875     O     R      650,000.00   11/01/98
 808080698  Dorsett        11/01/98   SF     1,753.63      250,613.87    7.5000   0.4125     O     P      264,000.00   11/01/98
 808080764  Lehnert        11/01/98   SF     3,146.47      449,666.03    7.5000   0.4125     O     C      600,000.00   11/01/98
 808080782  Metcalfe       11/01/98   SF     2,072.47      296,180.03    7.5000   0.4125     O     P      324,000.00   11/01/98
 808080792  Ubay           11/01/98   SF     1,495.87      208,652.63    7.7500   0.6625     N     C      261,000.00   11/01/98
 808080814  Marason        11/01/98   SF     2,542.31      386,674.87    6.8750   0.0000     O     R      597,500.00   11/01/98
 808080841  Matsumoto      11/01/98   SF     2,324.33      344,724.11    7.1250   0.0375     O     C      610,000.00   11/01/98
 808080867  Upshaw   Jr.   11/01/98   SF     1,758.10      239,439.23    8.0000   0.9125     O     P      300,000.00   11/01/98
 808080869  Skelley        11/01/98   SF     2,348.05      319,785.29    8.0000   0.9125     O     P      400,000.00   11/01/98

  LOAN                    SVG      NET     DOC
 NUMBER     NAME          FEE      RATE    TYPE
-----------------------------------------------
 708090183  Chu           0.3250   6.9125   F
 708090184  Jury          0.3250   7.1625   R
 708090185  Kozlowski     0.3250   6.7875   F
 708090211  Garner        0.3250   6.9125   F
 708090241  Earley        0.2350   6.7525   F
 708090245  Lloyd         0.3250   6.7875   F
 708090268  Amador        0.2350   6.7525   F
 708090273  Balaji        0.3250   7.0375   F
 708090276  Comeau        0.3250   6.9125   F
 708090277  Breaux        0.3250   6.9125   F
 708090303  Shen          0.3250   6.7875   F
 708090313  Desai         0.3250   6.9125   F
 708090319  Lau           0.3250   7.0375   F
 708090320  Pinto         0.3250   6.9125   F
 708090335  Buczek        0.3250   6.9125   F
 708090351  Bates         0.2350   6.7525   F
 708100013  Nguyen        0.3250   6.9125   F
 708100066  Giessler      0.2350   6.7525   F
 708100070  Yang          0.2350   6.7525   F
 708100106  Red           0.2350   6.7525   F
 708100166  Ho            0.2350   6.7525   F
 708100224  Bromberg      0.2350   6.7525   F
 708100226  Denton        0.2350   6.7525   F
 708100312  Verhulp       0.2350   6.7525   F
 708100375  Resewehr      0.3250   6.9125   N
 808060144  Smith         0.3250   6.9125   F
 808060291  Schuelke      0.2350   6.7525   F
 808060528  Savage        0.2350   6.7525   F
 808070004  Marcinkowski  0.3250   7.1625   F
 808070162  Larsen        0.3250   6.7875   F
 808070217  Scott         0.3250   6.7875   F
 808070421  Mccannell     0.3250   7.1625   F
 808070832  Golter        0.3250   7.1625   F
 808080186  Saxon         0.3250   6.9125   I
 808080378  Hosseinyoun   0.2000   6.6625   R
 808080387  Ramsey        0.3250   7.1625   F
 808080459  Webb          0.3250   7.4125   F
 808080522  Sheeks        0.3250   7.1625   I
 808080532  Kanahele      0.3250   7.5375   F
 808080534  Duro          0.2350   6.7525   F
 808080576  Doria         0.2000   6.6625   F
 808080592  Brandt        0.3250   7.0375   I
 808080698  Dorsett       0.3250   7.1625   F
 808080764  Lehnert       0.3250   7.1625   I
 808080782  Metcalfe      0.3250   7.1625   F
 808080792  Ubay          0.3250   7.4125   F
 808080814  Marason       0.2000   6.6625   F
 808080841  Matsumoto     0.3250   6.7875   F
 808080867  Upshaw   Jr.  0.3250   7.6625   I
 808080869  Skelley       0.3250   7.6625   R

  LOAN                     STREET                                                                  ORIG     ORIG          ORIG
 NUMBER     NAME           ADDRESS                              CITY                STATE  ZIP     TERM     BAL           RATE
-----------------------------------------------------------------------------------------------------------------------------------
 808080871  Adams          3058 Cafeto Drive                    Walnut Creek          CA   94598    360     296,000.00    6.8750
 808080896  Salo           2425 Sunrise Place                   Santa Rosa            CA   95409    360     301,800.00    7.7500
 808080901  Fernandez      2445 Delevan Way                     Santa Rosa            CA   95404    360     286,000.00    7.1250
 808080932  Bang           5025 Pressley Road                   Santa Rosa            CA   95404    360     401,250.00    7.6250
 808080933  Visscher       701 Woodlake Drive                   Santa Rosa            CA   95405    360     165,000.00    7.1250
 808080951  Hagan          203 Quarry Lane                      Santa Cruz            CA   95060    360     481,000.00    7.3750
 808080963  Anderson       7486 Monique Place                   Rohnert Park          CA   94928    360     199,600.00    7.8750
 808080991  White          1853 Adobe Creek Drive               Petaluma              CA   94954    360     318,000.00    7.5000
 808090029  Barthold       156 Broadmoor Court                  San Anselmo           CA   94960    360     400,000.00    7.7500
 808090030  Stenburg       314 Valley Street                    Sausalito             CA   94965    360     248,500.00    7.1250
 808090033  Canellakis     111 Bay View Avenue                  Belvedere             CA   94920    360     623,000.00    7.3750
 808090048  Moore  Jr.     1565 Laguna Road                     Santa Rosa            CA   95401    360     300,000.00    7.5000
 808090057  Hightower      342 Niblick Avenue                   Santa Rosa            CA   95403    360     267,700.00    7.1250
 808090067  Weber Jr       324 Singing Brook Circle             Santa Rosa            CA   95409    360     300,000.00    7.7500
 808090082  Affinito       777 Snyder Lane                      Walnut Creek          CA   94598    360     235,000.00    7.0000
 808090086  Nagalingam     126 Belridge Drive                   Los Gatos             CA   95032    360     496,000.00    7.5000
 808090119  Baldassari     101 Eastman Court                    Petaluma              CA   94952    360     292,000.00    7.1250
 808090120  Stephenson     33 Everett Road                      Petaluma              CA   94952    360     344,000.00    6.7500
 808090144  Petiti         304 Park Boulevard                   Millbrae              CA   94030    360     328,500.00    7.5000
 808090186  Holt           1007 West 1770 North                 Orem                  UT   84057    360     226,400.00    6.8750
 808090208  Tomka          729 San Simeon Street                Sunnyvale             CA   94086    360     303,500.00    7.3750
 808090220  Mcneal         2035 El Prado Street                 Redwood City          CA   94061    360     385,000.00    7.0000
 808090235  Stanfield      1960 Windward Point                  Byron                 CA   94514    360     284,000.00    7.5000
 808090249  Chang          9333 Se Hunters Bluff                Portland              OR   97266    360     278,000.00    7.5000
 808090293  Cornell        1601 Sunset Drive                    Pacific Grove         CA   93950    360     445,000.00    7.2500
 808090300  Metcalf        3331 La Mesa Drive                   San Carlos            CA   94070    360     188,000.00    7.7500
 808090321  Lograsso       3367 Lubich Drive                    Mountain View         CA   94040    360     320,000.00    6.8750
 808090357  Mitnick        1077 Tilton Road                     Sebastopol            CA   95472    360     314,400.00    7.0000
 808090367  Kavanagh       320 Summerview Court                 San Ramon             CA   94583    360     294,000.00    7.3750
 808090371  Shroff         4965 Wellington Park Drive           San Jose              CA   95136    360     276,000.00    7.3750
 808090399  Regan  Jr.     1208 Chiquita Road                   Healdsburg            CA   95448    360     295,000.00    6.8750
 808090458  Parker         1547 Garden Glen Way                 San Jose              CA   95125    360     280,000.00    7.2500
 808090475  Miller         425 Tamalpais Avenue                 Mill Valley           CA   94941    360     390,000.00    7.2500
 808090478  Spears         22 Nokomis Avenue                    San Anselmo           CA   94960    360     345,775.00    7.2500
 808090542  Madrid         3223 San Pedro Way                   Union City            CA   94587    360     242,200.00    7.5000
 808090562  Mc Mullin      1027 Alpine Court                    Napa                  CA   94558    360     246,000.00    7.1250
 808090618  Dotson         14861 Armstrong Woods Road           Guerneville           CA   95446    360     324,800.00    7.0000
 808090619  Delmonte       39 Cameron Court                     Danville              CA   94506    360     553,300.00    7.6250
 808090687  Stoeger        4200 Petaluma Hill Road              Santa Rosa            CA   95404    360     592,000.00    7.3750
 808090697  Niderost       19060 Stanton Avenue                 Castro Valley         CA   94546    360     257,000.00    7.5000
 808090761  Wencel         15975 Cerro Vista Drive              Los Gatos             CA   95032    360     795,000.00    7.6250
 808090764  Mayo           3473 Rambow Drive                    Palo Alto             CA   94306    360     240,000.00    7.2500
 808090769  Craik          520 Oak Park Drive                   San Francisco         CA   94131    360     385,000.00    6.8750
 808090830  Simpson        4715 Golf View Court                 Santa Rosa            CA   95405    360     253,000.00    7.3750
 808090833  Cacao          121123  Fanyon Street                Milpitas              CA   95035    360     235,100.00    7.0000
 808090856  Trammell       1943 Adams Court                     Mountain View         CA   94040    360     500,000.00    7.1250
 808090858  Skvarna        28252 Paseo Corrales                 San Juan Capistrano   CA   92675    360     320,000.00    7.2500
 808090868  Callander      30 16Th Avenue                       San Francisco         CA   94118    360     650,000.00    7.5000
 808090889  York           1018 Capitol Avenue                  San Francisco         CA   94112    360     238,000.00    7.0000
 808090914  Rogers         1901 Mar West                        Tiburon               CA   94920    360     600,000.00    7.0000


  LOAN                               PROP                  CURR          GROSS    POOL           LOAN     APPR         INTEREST
 NUMBER     NAME           FPD       TYPE    PANDI         BAL           RATE     STRIP     OCC  PURP     VALUE        PAID TO
----------------------------------------------------------------------------------------------------------------------------------
 808080871  Adams          12/01/98   SF     1,944.51      296,000.00    6.8750   0.0000     O     P      370,000.00   11/01/98
 808080896  Salo           11/01/98   SF     2,162.13      301,586.99    7.7500   0.6625     O     C      450,000.00   11/01/98
 808080901  Fernandez      11/01/98   SF     1,926.84      285,771.29    7.1250   0.0375     O     C      367,000.00   11/01/98
 808080932  Bang           11/01/98   SF     2,840.02      400,959.59    7.6250   0.5375     O     C      535,000.00   11/01/98
 808080933  Visscher       11/01/98   SF     1,111.64      164,868.05    7.1250   0.0375     O     C      220,000.00   11/01/98
 808080951  Hagan          11/01/98   SF     3,322.15      480,634.00    7.3750   0.2875     O     C      642,000.00   11/01/98
 808080963  Anderson       11/01/98   SF     1,447.24      199,462.64    7.8750   0.7875     N     P      222,000.00   11/01/98
 808080991  White          11/01/98   SF     2,223.50      317,764.00    7.5000   0.4125     O     R      410,000.00   11/01/98
 808090029  Barthold       12/01/98   SF     2,865.65      400,000.00    7.7500   0.6625     O     C      565,000.00   11/01/98
 808090030  Stenburg       12/01/98   SF     1,674.19      248,500.00    7.1250   0.0375     O     C      450,000.00   11/01/98
 808090033  Canellakis     12/01/98   SF     4,302.91      623,000.00    7.3750   0.2875     O     R    1,400,000.00   11/01/98
 808090048  Moore  Jr.     12/01/98   SF     2,097.64      300,000.00    7.5000   0.4125     N     R      375,000.00   11/01/98
 808090057  Hightower      11/01/98   SF     1,803.54      267,485.92    7.1250   0.0375     O     P      315,000.00   11/01/98
 808090067  Weber Jr       11/01/98   SF     2,149.24      299,788.26    7.7500   0.6625     O     P      410,000.00   11/01/98
 808090082  Affinito       11/01/98   SF     1,563.46      234,807.37    7.0000   0.0025     O     R      435,000.00   11/01/98
 808090086  Nagalingam     11/01/98   SF     3,468.10      495,631.90    7.5000   0.4125     O     C      670,000.00   11/01/98
 808090119  Baldassari     11/01/98   SF     1,967.26      291,766.49    7.1250   0.0375     O     R      520,000.00   11/01/98
 808090120  Stephenson     11/01/98   SF     2,231.18      343,703.82    6.7500   0.0000     O     C      430,000.00   11/01/98
 808090144  Petiti         11/01/98   SF     2,296.92      328,256.21    7.5000   0.4125     O     R      505,000.00   11/01/98
 808090186  Holt           12/01/98   SF     1,487.29      226,400.00    6.8750   0.0000     O     C      285,000.00   11/01/98
 808090208  Tomka          11/01/98   SF     2,096.20      303,269.06    7.3750   0.2875     O     C      380,000.00   11/01/98
 808090220  Mcneal         12/01/98   SF     2,561.41      385,000.00    7.0000   0.0025     O     R      560,000.00   11/01/98
 808090235  Stanfield      12/01/98   SF     1,985.77      284,000.00    7.5000   0.4125     O     R      385,000.00   11/01/98
 808090249  Chang          11/01/98   SF     1,943.82      277,793.68    7.5000   0.4125     O     C      390,000.00   11/01/98
 808090293  Cornell        11/01/98   SF     3,035.68      444,652.86    7.2500   0.1625     O     R      900,000.00   11/01/98
 808090300  Metcalf        11/01/98   CO     1,346.86      187,867.31    7.7500   0.6625     N     P      263,000.00   11/01/98
 808090321  Lograsso       11/01/98   SF     2,102.17      319,731.16    6.8750   0.0000     O     P      490,000.00   11/01/98
 808090357  Mitnick        12/01/98   SF     2,091.71      314,400.00    7.0000   0.0025     O     P      425,000.00   11/01/98
 808090367  Kavanagh       12/01/98   SF     2,030.58      294,000.00    7.3750   0.2875     O     C      410,000.00   11/01/98
 808090371  Shroff         12/01/98   SF     1,906.26      276,000.00    7.3750   0.2875     O     C      360,000.00   11/01/98
 808090399  Regan  Jr.     12/01/98   SF     1,937.94      295,000.00    6.8750   0.0000     O     C      430,000.00   11/01/98
 808090458  Parker         12/01/98   SF     1,910.09      280,000.00    7.2500   0.1625     O     C      380,000.00   11/01/98
 808090475  Miller         12/01/98   SF     2,660.49      390,000.00    7.2500   0.1625     O     R      825,000.00   11/01/98
 808090478  Spears         12/01/98   SF     2,358.80      345,775.00    7.2500   0.1625     O     R      835,000.00   11/01/98
 808090542  Madrid         12/01/98   SF     1,693.50      242,200.00    7.5000   0.4125     O     P      255,000.00   11/01/98
 808090562  Mc Mullin      12/01/98   SF     1,657.35      246,000.00    7.1250   0.0375     O     R      350,000.00   11/01/98
 808090618  Dotson         12/01/98   SF     2,160.90      324,800.00    7.0000   0.0025     O     P      406,000.00   11/01/98
 808090619  Delmonte       11/01/98   SF     3,916.22      552,899.54    7.6250   0.5375     O     R      800,000.00   11/01/98
 808090687  Stoeger        01/01/99   SF     4,088.80      592,000.00    7.3750   0.2875     O     C      740,000.00   11/01/98
 808090697  Niderost       11/01/98   SF     1,796.98      256,809.27    7.5000   0.4125     O     R      325,000.00   11/01/98
 808090761  Wencel         12/01/98   SF     5,626.96      795,000.00    7.6250   0.5375     O     R    1,725,000.00   11/01/98
 808090764  Mayo           11/01/98   SF     1,637.22      239,812.78    7.2500   0.1625     O     C      655,000.00   11/01/98
 808090769  Craik          12/01/98   SF     2,529.18      385,000.00    6.8750   0.0000     O     R      500,000.00   11/01/98
 808090830  Simpson        12/01/98   SF     1,747.41      253,000.00    7.3750   0.2875     O     R      380,000.00   11/01/98
 808090833  Cacao          12/01/98   2F     1,564.13      235,100.00    7.0000   0.0025     N     C      313,500.00   11/01/98
 808090856  Trammell       12/01/98   SF     3,368.59      500,000.00    7.1250   0.0375     O     P      675,000.00   11/01/98
 808090858  Skvarna        12/01/98   SF     2,182.96      320,000.00    7.2500   0.1625     O     C      400,000.00   11/01/98
 808090868  Callander      12/01/98   SF     4,544.89      650,000.00    7.5000   0.4125     O     C    1,025,000.00   11/01/98
 808090889  York           12/01/98   SF     1,583.42      238,000.00    7.0000   0.0025     O     R      315,000.00   11/01/98
 808090914  Rogers         12/01/98   SF     3,991.82      600,000.00    7.0000   0.0025     O     R      800,000.00   11/01/98

  LOAN                    SVG      NET     DOC
 NUMBER     NAME          FEE      RATE    TYP
----------------------------------------------
 808080871  Adams         0.2000   6.6625   F
 808080896  Salo          0.3250   7.4125   F
 808080901  Fernandez     0.3250   6.7875   F
 808080932  Bang          0.3250   7.2875   R
 808080933  Visscher      0.3250   6.7875   I
 808080951  Hagan         0.3250   7.0375   R
 808080963  Anderson      0.3250   7.5375   F
 808080991  White         0.3250   7.1625   F
 808090029  Barthold      0.3250   7.4125   F
 808090030  Stenburg      0.3250   6.7875   F
 808090033  Canellakis    0.3250   7.0375   I
 808090048  Moore  Jr.    0.3250   7.1625   F
 808090057  Hightower     0.3250   6.7875   F
 808090067  Weber Jr      0.3250   7.4125   R
 808090082  Affinito      0.2350   6.7525   I
 808090086  Nagalingam    0.3250   7.1625   F
 808090119  Baldassari    0.3250   6.7875   F
 808090120  Stephenson    0.2000   6.5375   F
 808090144  Petiti        0.3250   7.1625   I
 808090186  Holt          0.2000   6.6625   F
 808090208  Tomka         0.3250   7.0375   F
 808090220  Mcneal        0.2350   6.7525   F
 808090235  Stanfield     0.3250   7.1625   F
 808090249  Chang         0.3250   7.1625   F
 808090293  Cornell       0.3250   6.9125   I
 808090300  Metcalf       0.3250   7.4125   R
 808090321  Lograsso      0.2000   6.6625   F
 808090357  Mitnick       0.2350   6.7525   F
 808090367  Kavanagh      0.3250   7.0375   F
 808090371  Shroff        0.3250   7.0375   F
 808090399  Regan  Jr.    0.2000   6.6625   F
 808090458  Parker        0.3250   6.9125   F
 808090475  Miller        0.3250   6.9125   F
 808090478  Spears        0.3250   6.9125   F
 808090542  Madrid        0.3250   7.1625   F
 808090562  Mc Mullin     0.3250   6.7875   F
 808090618  Dotson        0.2350   6.7525   F
 808090619  Delmonte      0.3250   7.2875   I
 808090687  Stoeger       0.3250   7.0375   F
 808090697  Niderost      0.3250   7.1625   F
 808090761  Wencel        0.3250   7.2875   R
 808090764  Mayo          0.3250   6.9125   R
 808090769  Craik         0.2000   6.6625   F
 808090830  Simpson       0.3250   7.0375   F
 808090833  Cacao         0.2350   6.7525   F
 808090856  Trammell      0.3250   6.7875   F
 808090858  Skvarna       0.3250   6.9125   F
 808090868  Callander     0.3250   7.1625   I
 808090889  York          0.2350   6.7525   F
 808090914  Rogers        0.2350   6.7525   F

  LOAN                     STREET                                                                  ORIG     ORIG          ORIG
 NUMBER     NAME           ADDRESS                              CITY                STATE  ZIP     TERM     BAL           RATE
-----------------------------------------------------------------------------------------------------------------------------------
 808090918  Wengert        533 Liberty Street                   San Francisco         CA   94114    360     500,000.00    7.0000
 808090929  Beasley        4539 Elinora Avenue                  Oakland               CA   94619    360     273,000.00    7.2500
 808090943  Carpio         3941 Fleetwood Drive                 San Bruno             CA   94006    360     328,000.00    7.6250
 808090947  Morgan Jr.     141 Gemini Court                     Los Gatos             CA   95032    360     460,000.00    6.8750
 808091071  GoreMann      4238 Ridgemont Court                  Oakland               CA   94619    360     339,000.00    7.5000
 808091075  Frey           1879 Elderwood Drive                 Concord               CA   94519    360     151,200.00    7.2500
 808091082  Framsted       5292 Fairweather Court               Castro Valley         CA   94552    360     309,500.00    6.7500
 808091121  Avila          5943 Marshwell Way                   San Jose              CA   95138    360     250,200.00    7.0000
 808091155  Fattore        1052 Feather Circle                  Clayton               CA   94517    360     164,000.00    7.2500
 808091209  Cacao          781 Calero Street                    Milpitas              CA   95035    360     216,000.00    7.5000
 808091212  Reardon        3118 Arbor Drive                     Pleasanton            CA   94566    360     368,000.00    7.2500
 808100029  Huff           2360 Center Road                     Novato                CA   94947    360     260,800.00    7.3750
 808100035  Edridge        25 Manor View                        Fairfax               CA   94930    360     280,000.00    7.0000
 808100042  Ham            211 Alamos Place                     San Ramon             CA   94583    360     267,500.00    7.0000
 808100061  Plumley        1804 Brewster Avenue                 Redwood City          CA   94062    360     380,000.00    7.0000
 808100063  Semmelmayer    7429 Aspen Court                     Pleasanton            CA   94588    360     320,000.00    7.2500
 808100065  Diaz           4306 Hatteras Court                  Rohnert Park          CA   94928    360     323,800.00    7.0000
 808100084  With           2055 Mohawk Drive                    Pleasant Hill         CA   94523    360     266,000.00    6.8750
 808100087  Garcia         6364 Altamar Circle                  Livermore             CA   94550    360     268,550.00    7.7500
 808100096  Skyhawk        277 Las Lomas Way                    Walnut Creek          CA   94598    360     275,000.00    7.1250
 808100118  Jacoby         380 Gazania Court                    Santa Rosa            CA   95403    360     220,000.00    7.2500
 808100170  Sinton         21 Somerset Place                    Palo Alto             CA   94301    360     440,000.00    7.0000
 808100190  Webb           3217 Brookwood Drive                 Lafayette             CA   94549    360     308,000.00    7.0000
 808100198  Balcerak       1025 Burbank Avenue                  Santa Rosa            CA   95407    360     140,000.00    7.5000
 808100295  Yarger         1821 Rainier Circle                  Petaluma              CA   94954    360     249,800.00    7.3750
 808100297  Ramos          2240 Gadwall Court                   San Leandro           CA   94579    360     239,600.00    7.0000
 808100329  Bruce          3836 Glen Park Road                  Oakland               CA   94602    360     168,000.00    7.6250
 808100411  Skoog          306 Schiappino Street                Santa Rosa            CA   95409    360     244,000.00    7.2500
 808100434  Morrison       3870 Rocky Point Way                 Santa Rosa            CA   95404    360     270,000.00    7.0000
 808100440  August         1091 Country Lane                    Pleasanton            CA   94588    360     395,000.00    6.8750
 808100496  Cruz           2220 Warbler Court                   San Leandro           CA   94579    360     242,200.00    7.0000
 808100500  Ysunza         1007 River Rock Lane                 Danville              CA   94526    360     275,000.00    6.7500
 808100501  Estebez        2310 Redwood Road                    Hercules              CA   94547    360     254,100.00    7.3750
 808100530  Srinivasan     385 Daisy Drive                      San Jose              CA   95123    360     393,600.00    7.0000
 808100574  Hemphill       47081 Pirates Drive                  Anchor Bay            CA   95445    360     350,000.00    7.2500
 808100592  Workman        8806 Old Country Road                Roseville             CA   95661    360     376,700.00    7.0000
 808100599  Mleczko        4868 Kingdale Drive                  San Jose              CA   95124    360     294,600.00    7.1250
 808100613  Wilcsinszky    3671 Arizona Drive                   Santa Rosa            CA   95405    180     138,750.00    7.1250
 808100670  Stuhr          513 San Juan Street                  Santa Rosa            CA   95409    360     357,500.00    7.2500
 808100768  Smith          855 Wildwood Trail                   Santa Rosa            CA   95409    360     271,200.00    7.7500
 808100867  Despotakis     7756 Country Lane                    Pleasanton            CA   94566    360     398,200.00    7.3750
 808100868  Haller         131 Windsor Drive                    Petaluma              CA   94952    360     236,000.00    7.0000
 808100996  Oates          5056 Oak Mello Court                 Elk Grove             CA   95758    360     298,000.00    7.1250
 808101006  Ledbetter      644 Westridge Drive                  San Jose              CA   95117    360     280,000.00    7.3750
 808101114  Shah           43245 Luzon Drive                    Fremont               CA   94539    360     405,000.00    7.1250
 808101388  Palmer         614 Rudd Road                        Vista                 CA   92084    360     165,000.00    6.8750
 808101475  Paupst         721 Mountain View Avenue             Petaluma              CA   94952    360     292,000.00    8.5000
 908070122  Said           230 Camden Drive                     Zionsville            IN   46077    360     279,300.00    7.2500
 908070213  Blake          10602 Country Squire Court           Matthews              NC   28105    360     298,300.00    7.0000
 908070230  Czajka         5287 Oakhill                         Commerce Twp          MI   48382    360     320,000.00    7.5000


  LOAN                               PROP                  CURR          GROSS    POOL           LOAN     APPR         INTEREST
 NUMBER     NAME           FPD       TYPE    PANDI         BAL           RATE     STRIP     OCC  PURP     VALUE        PAID TO
----------------------------------------------------------------------------------------------------------------------------------
 808090918  Wengert        12/01/98   SF     3,326.51      500,000.00    7.0000   0.0025     O     R      780,000.00   11/01/98
 808090929  Beasley        12/01/98   SF     1,862.34      273,000.00    7.2500   0.1625     O     C      342,000.00   11/01/98
 808090943  Carpio         12/01/98   SF     2,321.56      328,000.00    7.6250   0.5375     O     C      410,000.00   11/01/98
 808090947  Morgan Jr.     12/01/98   SF     3,021.87      460,000.00    6.8750   0.0000     O     C      690,000.00   11/01/98
 808091071  GoreMann       12/01/98   SF     2,370.34      339,000.00    7.5000   0.4125     O     R      478,000.00   11/01/98
 808091075  Frey           12/01/98   SF     1,031.45      151,200.00    7.2500   0.1625     O     R      189,000.00   11/01/98
 808091082  Framsted       12/01/98   SF     2,007.41      309,500.00    6.7500   0.0000     O     P      387,000.00   11/01/98
 808091121  Avila          12/01/98   SF     1,664.59      250,200.00    7.0000   0.0025     O     P      278,000.00   11/01/98
 808091155  Fattore        12/01/98   SF     1,118.77      164,000.00    7.2500   0.1625     O     P      244,500.00   11/01/98
 808091209  Cacao          12/01/98   SF     1,510.30      216,000.00    7.5000   0.4125     N     C      270,000.00   11/01/98
 808091212  Reardon        12/01/98   SF     2,510.41      368,000.00    7.2500   0.1625     O     C      510,000.00   11/01/98
 808100029  Huff           12/01/98   SF     1,801.28      260,800.00    7.3750   0.2875     O     R      395,000.00   11/01/98
 808100035  Edridge        12/01/98   SF     1,862.85      280,000.00    7.0000   0.0025     O     C      350,000.00   11/01/98
 808100042  Ham            12/01/98   SF     1,779.68      267,500.00    7.0000   0.0025     O     R      350,000.00   11/01/98
 808100061  Plumley        12/01/98   SF     2,528.15      380,000.00    7.0000   0.0025     O     R      540,000.00   11/01/98
 808100063  Semmelmayer    12/01/98   SF     2,182.96      320,000.00    7.2500   0.1625     O     C      400,000.00   11/01/98
 808100065  Diaz           12/01/98   SF     2,154.25      323,800.00    7.0000   0.0025     O     R      410,000.00   11/01/98
 808100084  With           12/01/98   SF     1,747.43      266,000.00    6.8750   0.0000     O     C      380,000.00   11/01/98
 808100087  Garcia         12/01/98   SF     1,923.93      268,550.00    7.7500   0.6625     N     P      298,500.00   11/01/98
 808100096  Skyhawk        12/01/98   SF     1,852.73      275,000.00    7.1250   0.0375     O     C      365,000.00   11/01/98
 808100118  Jacoby         12/01/98   SF     1,500.79      220,000.00    7.2500   0.1625     O     C      275,000.00   11/01/98
 808100170  Sinton         12/01/98   SF     2,927.33      440,000.00    7.0000   0.0025     O     R      745,000.00   11/01/98
 808100190  Webb           12/01/98   SF     2,049.13      308,000.00    7.0000   0.0025     O     R      460,000.00   11/01/98
 808100198  Balcerak       01/01/99   SF       978.90      140,000.00    7.5000   0.4125     O     R      181,000.00   11/01/98
 808100295  Yarger         12/01/98   SF     1,725.31      249,800.00    7.3750   0.2875     O     R      346,500.00   11/01/98
 808100297  Ramos          12/01/98   CO     1,594.06      239,600.00    7.0000   0.0025     O     P      253,000.00   11/01/98
 808100329  Bruce          12/01/98   SF     1,189.09      168,000.00    7.6250   0.5375     O     P      210,000.00   11/01/98
 808100411  Skoog          12/01/98   SF     1,664.51      244,000.00    7.2500   0.1625     O     R      330,000.00   11/01/98
 808100434  Morrison       12/01/98   SF     1,796.32      270,000.00    7.0000   0.0025     O     R      605,000.00   11/01/98
 808100440  August         12/01/98   SF     2,594.87      395,000.00    6.8750   0.0000     O     R      750,000.00   11/01/98
 808100496  Cruz           12/01/98   CO     1,611.36      242,200.00    7.0000   0.0025     O     P      269,125.00   11/01/98
 808100500  Ysunza         12/01/98   SF     1,783.64      275,000.00    6.7500   0.0000     O     C      395,000.00   11/01/98
 808100501  Estebez        01/01/99   SF     1,755.01      254,100.00    7.3750   0.2875     O     P      278,000.00   11/01/98
 808100530  Srinivasan     12/01/98   SF     2,618.63      393,600.00    7.0000   0.0025     O     R      492,000.00   11/01/98
 808100574  Hemphill       12/01/98   SF     2,387.62      350,000.00    7.2500   0.1625     O     R      450,000.00   11/01/98
 808100592  Workman        12/01/98   SF     2,506.19      376,700.00    7.0000   0.0025     O     R      510,000.00   11/01/98
 808100599  Mleczko        12/01/98   SF     1,984.77      294,600.00    7.1250   0.0375     O     C      360,000.00   11/01/98
 808100613  Wilcsinszky    12/01/98   SF     1,256.84      138,750.00    7.1250   0.0375     N     R      185,000.00   11/01/98
 808100670  Stuhr          01/01/99   SF     2,438.78      357,500.00    7.2500   0.1625     O     R      450,000.00   11/01/98
 808100768  Smith          12/01/98   SF     1,942.91      271,200.00    7.7500   0.6625     O     P      350,000.00   11/01/98
 808100867  Despotakis     12/01/98   SF     2,750.27      398,200.00    7.3750   0.2875     O     R      850,000.00   11/01/98
 808100868  Haller         01/01/99   SF     1,570.11      236,000.00    7.0000   0.0025     O     R      300,000.00   11/01/98
 808100996  Oates          12/01/98   SF     2,007.68      298,000.00    7.1250   0.0375     O     R      350,000.00   11/01/98
 808101006  Ledbetter      01/01/99   SF     1,933.89      280,000.00    7.3750   0.2875     O     P      350,000.00   11/01/98
 808101114  Shah           12/01/98   SF     2,728.56      405,000.00    7.1250   0.0375     O     R      620,000.00   11/01/98
 808101388  Palmer         12/01/98   SF     1,083.93      165,000.00    6.8750   0.0000     O     C      220,000.00   11/01/98
 808101475  Paupst         01/01/99   SF     2,245.23      292,000.00    8.5000   1.4125     O     P      390,000.00   11/01/98
 908070122  Said           09/01/98   SF     1,905.32      278,642.40    7.2500   0.1625     O     P      309,000.00   11/01/98
 908070213  Blake          09/01/98   SF     1,984.60      297,562.17    7.0000   0.0025     O     P      314,000.00   11/01/98
 908070230  Czajka         09/01/98   SF     2,237.49      319,283.08    7.5000   0.4125     O     C      450,000.00   11/01/98

  LOAN                    SVG      NET     DOC
 NUMBER     NAME          FEE      RATE    TYPE
-----------------------------------------------
 808090918  Wengert       0.2350   6.7525   F
 808090929  Beasley       0.3250   6.9125   R
 808090943  Carpio        0.3250   7.2875   F
 808090947  Morgan Jr.    0.2000   6.6625   F
 808091071  GoreMann      0.3250   7.1625   F
 808091075  Frey          0.3250   6.9125   I
 808091082  Framsted      0.2000   6.5375   F
 808091121  Avila         0.2350   6.7525   F
 808091155  Fattore       0.3250   6.9125   I
 808091209  Cacao         0.3250   7.1625   F
 808091212  Reardon       0.3250   6.9125   F
 808100029  Huff          0.3250   7.0375   F
 808100035  Edridge       0.2350   6.7525   I
 808100042  Ham           0.2350   6.7525   F
 808100061  Plumley       0.2350   6.7525   F
 808100063  Semmelmayer   0.3250   6.9125   F
 808100065  Diaz          0.2350   6.7525   F
 808100084  With          0.2000   6.6625   F
 808100087  Garcia        0.3250   7.4125   F
 808100096  Skyhawk       0.3250   6.7875   F
 808100118  Jacoby        0.3250   6.9125   I
 808100170  Sinton        0.2350   6.7525   F
 808100190  Webb          0.2350   6.7525   F
 808100198  Balcerak      0.3250   7.1625   I
 808100295  Yarger        0.3250   7.0375   F
 808100297  Ramos         0.2350   6.7525   F
 808100329  Bruce         0.3250   7.2875   I
 808100411  Skoog         0.3250   6.9125   F
 808100434  Morrison      0.2350   6.7525   F
 808100440  August        0.2000   6.6625   I
 808100496  Cruz          0.2350   6.7525   F
 808100500  Ysunza        0.2000   6.5375   F
 808100501  Estebez       0.3250   7.0375   F
 808100530  Srinivasan    0.2350   6.7525   F
 808100574  Hemphill      0.3250   6.9125   F
 808100592  Workman       0.2350   6.7525   F
 808100599  Mleczko       0.3250   6.7875   F
 808100613  Wilcsinszky   0.3250   6.7875   I
 808100670  Stuhr         0.3250   6.9125   F
 808100768  Smith         0.3250   7.4125   F
 808100867  Despotakis    0.3250   7.0375   F
 808100868  Haller        0.2350   6.7525   F
 808100996  Oates         0.3250   6.7875   F
 808101006  Ledbetter     0.3250   7.0375   F
 808101114  Shah          0.3250   6.7875   F
 808101388  Palmer        0.2000   6.6625   I
 808101475  Paupst        0.3250   8.1625   R
 908070122  Said          0.3250   6.9125   F
 908070213  Blake         0.2350   6.7525   F
 908070230  Czajka        0.3250   7.1625   F


  LOAN                     STREET                                                                  ORIG     ORIG          ORIG
 NUMBER     NAME           ADDRESS                              CITY                STATE  ZIP     TERM     BAL           RATE
-----------------------------------------------------------------------------------------------------------------------------------
 908070370  Waters         3553 Chippenham Drive                Birmingham            AL   35242    360     235,000.00    7.1250
 908080536  Saltzman       4386 Sunny Lake                      Hartland Twp.         MI   48353    360     371,200.00    7.0000
 908090079  Bartholomae    86 Kettle Creek Road                 Weston                CT   06883    360     510,000.00    7.3750
 908090128  Leithauser     4995 Deer Creek Circle North         Washington            MI   48094    360     300,000.00    7.7500
 908090173  Schmidt        2276 Avon Lane                       Birmingham            MI   48009    360     330,800.00    7.3750
 908090311  Soller         1833 Jason Circle                    Rochester             MI   48306    360     269,500.00    7.2500
 908090395  Downing        85028504  Colgate                    Oak Park              MI   48237    180      90,350.00    7.8750
 908100031  Fluery         28 Fluery Drive                      Stafford Springs      CT   06076    360     172,000.00    7.8750
 908100056  Maio           2818 Glazier Way                     Ann Arbor             MI   48150    360     288,000.00    7.0000
 908100110  Doklan         599 Long Hill Road                   Long Hill Twp         NJ   07933    360     346,500.00    7.5000
 908100166  Delcol         6698 Kings Mill Drive                Canton Township       MI   48187    360     256,000.00    7.2500
 908100198  Bobola         5230 Towbridge Drive                 Hudson                OH   44236    360     236,000.00    7.7500
 908100296  Oakley         181 Sherman Hill Rd                  Woodbury              CT   06798    360     248,000.00    6.8750
 908100360  Franceschiello 2203 Third Avenue                    Spring Lake           NJ   07719    360     335,000.00    7.2500
 908100391  Doyle Jr.      72911 Teal Court                     Bruce Township        MI   48065    360     260,000.00    7.1250
 908100436  Wilk           24036 Westmont Drive                 Novi                  MI   48374    360     273,000.00    7.0000
 908100446  Clemens        11872 Stoney Bay Circle              Carmel                IN   46033    360     272,800.00    7.5000
 908100447  Yakopec        408 Mumm Lane                        Raleigh               NC   27615    360     292,000.00    6.8750
1103130007  Dinhoble       2918 Rr 620 N Unit #202              Austin                TX   78734    360     135,950.00    7.1250
1108090009  Beck           5011 Selinda Lane                    San Jose              CA   95124    360     309,600.00    6.8750
1108090011  Kimmons        2918 Rr 620 N                        Austin                TX   78734    360     162,100.00    7.5000
1108090015  Cavender       2678 Sycamore Grove Pl.              San Jose              CA   95121    360     439,650.00    6.8750
1108090016  Savage         1648 Capitancillos Drive             San Jose              CA   95120    360     433,800.00    7.1250
1108090026  Connolly       6140 Franciscan Court                San Jose              CA   95120    360     325,000.00    7.1250
1108090028  Kruz           1025 Pinenut Court                   Sunnyvale             CA   94087    360     489,000.00    7.0000
1108100014  Small          1515 Castilleja Ave                  Palo Alto             CA   94306    360     490,000.00    7.1250
1408090010  Perlatti       3129 Pleasant Beach Drive No         Bainbridge Island     WA   98110    360     405,400.00    7.0000
1408090014  Bors           18201 Snow Creek Lane                Bend                  OR   97701    360     330,150.00    7.2500
1408090034  Kam            11979 Southwest Viewcrest Cou        Tigard                OR   97223    360     360,000.00    7.0000
1408090051  Liu            13551 Southwood Court                Lake Oswego           OR   97035    360     285,000.00    6.8750
1408100059  Phillips       58022 Winners Circle                 Sunriver              OR   97707    360     315,600.00    7.2500
1408100171  Singh          1429 233Rd Avenue Northeast          Redmond               WA   98053    360     268,700.00    7.0000
1408100326  Shaeffer       19228 Southeast 44Th Way             Issaquah              WA   98027    360     288,000.00    7.6250

 Total:                    783 Loans                                                                        247,681,650.00
 ------                    --- -----                                                                        --------------



  LOAN                                PROP                  CURR          GROSS    POOL           LOAN     APPR         INTEREST
 NUMBER     NAME            FPD       TYPE    PANDI         BAL           RATE     STRIP     OCC  PURP     VALUE        PAID TO
--------------------------------------------------------------------------------------------------------------------------------
 908070370  Waters          09/01/98   SF     1,583.24      234,432.87    7.1250   0.0375     O     C      300,000.00   11/01/98
 908080536  Saltzman        01/01/99   SF     2,469.60      371,200.00    7.0000   0.0025     O     P      464,000.00   11/01/98
 908090079  Bartholomae     12/01/98   SF     3,522.44      510,000.00    7.3750   0.2875     O     R      975,000.00   11/01/98
 908090128  Leithauser      11/01/98   SF     2,149.24      299,788.26    7.7500   0.6625     O     R      521,000.00   11/01/98
 908090173  Schmidt         12/01/98   SF     2,284.75      330,800.00    7.3750   0.2875     O     C      544,000.00   11/01/98
 908090311  Soller          01/01/99   SF     1,838.47      269,500.00    7.2500   0.1625     O     R      300,000.00   11/01/98
 908090395  Downing         12/01/98   SF       856.92       90,350.00    7.8750   0.7875     N     C      139,000.00   11/01/98
 908100031  Fluery          12/01/98   SF     1,247.12      172,000.00    7.8750   0.7875     O     C      257,000.00   11/01/98
 908100056  Maio            12/01/98   SF     1,916.07      288,000.00    7.0000   0.0025     O     R      360,000.00   11/01/98
 908100110  Doklan          12/01/98   SF     2,422.78      346,500.00    7.5000   0.4125     O     P      385,000.00   11/01/98
 908100166  Delcol          12/01/98   SF     1,746.37      256,000.00    7.2500   0.1625     O     R      327,000.00   11/01/98
 908100198  Bobola          12/01/98   SF     1,690.73      236,000.00    7.7500   0.6625     O     R      270,000.00   11/01/98
 908100296  Oakley          12/01/98   SF     1,629.18      248,000.00    6.8750   0.0000     O     R      310,000.00   11/01/98
 908100360  Franceschiello  01/01/99   SF     2,285.29      335,000.00    7.2500   0.1625     O     P      375,000.00   11/01/98
 908100391  Doyle Jr.       12/01/98   CO     1,751.67      260,000.00    7.1250   0.0375     O     R      348,000.00   11/01/98
 908100436  Wilk            12/01/98   SF     1,816.28      273,000.00    7.0000   0.0025     O     R      375,000.00   11/01/98
 908100446  Clemens         12/01/98   SF     1,907.46      272,800.00    7.5000   0.4125     O     P      354,000.00   11/01/98
 908100447  Yakopec         12/01/98   SF     1,918.23      292,000.00    6.8750   0.0000     O     R      438,000.00   11/01/98
1103130007  Dinhoble        10/01/98   CO       915.92      135,731.92    7.1250   0.0375     O     P      170,000.00   11/01/98
1108090009  Beck            11/01/98   SF     2,033.85      309,339.90    6.8750   0.0000     O     C      387,000.00   11/01/98
1108090011  Kimmons         11/01/98   CO     1,133.43      161,979.70    7.5000   0.4125     O     P      210,000.00   11/01/98
1108090015  Cavender        12/01/98   SF     2,888.19      439,650.00    6.8750   0.0000     O     P      549,574.00   11/01/98
1108090016  Savage          12/01/98   SF     2,922.59      433,800.00    7.1250   0.0375     O     R      585,000.00   11/01/98
1108090026  Connolly        12/01/98   SF     2,189.59      325,000.00    7.1250   0.0375     O     C      479,000.00   11/01/98
1108090028  Kruz            12/01/98   SF     3,253.33      489,000.00    7.0000   0.0025     O     R      625,000.00   11/01/98
1108100014  Small           12/01/98   SF     3,301.22      490,000.00    7.1250   0.0375     O     R    1,012,000.00   11/01/98
1408090010  Perlatti        12/01/98   SF     2,697.14      405,400.00    7.0000   0.0025     O     C      990,000.00   11/01/98
1408090014  Bors            11/01/98   SF     2,252.21      329,892.45    7.2500   0.1625     O     R      425,000.00   11/01/98
1408090034  Kam             12/01/98   SF     2,395.09      360,000.00    7.0000   0.0025     O     C      450,000.00   11/01/98
1408090051  Liu             12/01/98   SF     1,872.25      285,000.00    6.8750   0.0000     O     P      390,000.00   11/01/98
1408100059  Phillips        12/01/98   SF     2,152.95      315,600.00    7.2500   0.1625     O     C      411,000.00   11/01/98
1408100171  Singh           12/01/98   SF     1,787.67      268,700.00    7.0000   0.0025     O     C      355,000.00   11/01/98
1408100326  Shaeffer        12/01/98   SF     2,038.45      288,000.00    7.6250   0.5375     O     C      360,000.00   11/01/98

                                                         247,579,030.50   7.2900
                                                         --------------   ------
  LOAN                     SVG      NET     DOC
 NUMBER     NAME           FEE      RATE    TYPE
------------------------------------------------
 908070370  Waters         0.3250   6.7875   F
 908080536  Saltzman       0.2350   6.7525   F
 908090079  Bartholomae    0.3250   7.0375   I
 908090128  Leithauser     0.3250   7.4125   I
 908090173  Schmidt        0.3250   7.0375   F
 908090311  Soller         0.3250   6.9125   F
 908090395  Downing        0.3250   7.5375   F
 908100031  Fluery         0.3250   7.5375   N
 908100056  Maio           0.2350   6.7525   F
 908100110  Doklan         0.3250   7.1625   F
 908100166  Delcol         0.3250   6.9125   F
 908100198  Bobola         0.3250   7.4125   F
 908100296  Oakley         0.2000   6.6625   F
 908100360  Franceschiello 0.3250   6.9125   F
 908100391  Doyle Jr.      0.3250   6.7875   F
 908100436  Wilk           0.2350   6.7525   F
 908100446  Clemens        0.3250   7.1625   F
 908100447  Yakopec        0.2000   6.6625   F
1103130007  Dinhoble       0.3250   6.7875   I
1108090009  Beck           0.2000   6.6625   F
1108090011  Kimmons        0.3250   7.1625   I
1108090015  Cavender       0.2000   6.6625   F
1108090016  Savage         0.3250   6.7875   F
1108090026  Connolly       0.3250   6.7875   F
1108090028  Kruz           0.2350   6.7525   F
1108100014  Small          0.3250   6.7875   F
1408090010  Perlatti       0.2350   6.7525   F
1408090014  Bors           0.3250   6.9125   F
1408090034  Kam            0.2350   6.7525   F
1408090051  Liu            0.2000   6.6625   F
1408100059  Phillips       0.3250   6.9125   I
1408100171  Singh          0.2350   6.7525   F
1408100326  Shaeffer       0.3250   7.2875   F


                                     6.9793
                                     ------



Codes:

Property Type                   Occupancy           Loan Purpose                       Doc Type
-------------                   ---------           ------------                       --------
 SF      Single Family          N    Investor       P     Purchase                     F      Full Doc
 2F      2 Family               O    Owner          R     Rate/Term Refinance          I      No Income Verification
 3F      3 Family                                   C     Cashout Refinance            N      No Doc (Stated Income and Asset)
 4F      4 Family                                                                      R      No Ratio
 CO      Condo

                                    EXHIBIT H

                       Pricing and Prepayment Certificate

                                                    _______________, 1998


The First National Bank of Chicago
One North State Street
Chicago, Illinois  60602

Norwest Bank Minnesota, National Association
1100 Broken Lane Parkway
Columbia, Maryland 21044


                Re: Structured Asset Mortgage Investments Inc.,
                    Mortgage Pass-through Certificates, Series 1998-11
                    --------------------------------------------------

         Pursuant to Section 3.23 of the Pooling and Servicing Agreement dated November 1, 1998 among Structured Asset Mortgage Investments Inc. (the "Depositor"), Norwest Bank Minnesota, National Association (the "Master Servicer"), Provident Funding Associates, L.P. (the "Servicer") and The First National Bank of Chicago (the "Trustee") relating to the issuance of Structured Asset Mortgage Investments Inc. Mortgage Pass-Through Certificates (the "Pooling and Servicing Agreement"), the undersigned does hereby certify that:

         (a) The prepayment assumption used in pricing the Certificates was 275% SPA.

         (b) Set forth below is (i), the first price, as a percentage of the principal balance of each class of Certificates, at which 10% of the aggregate principal balance of each such class of Certificates was sold to the public at a single price, if applicable, or (ii) if more than 10% of a class of Certificates have been sold to the public but no single price is paid for at least 10% of the aggregate principal balance of such class of Certificates, then the weighted average price at which the Certificates of such class were sold expressed as a percentage of the principal balance of such class of Certificates, or (iii) if less than 10% of the aggregate principal balance of a class of Certificates has been sold to the public, the purchase price for each such class of Certificates paid expressed as a percentage of the principal balance of such class of Certificates calculated by: (1) estimating the fair market value of each such class of Certificates as of November 30, 1998; (2) adding such estimated fair market value to the aggregate purchase price of each class of Certificates described in clause (i) or (ii) above; (3) dividing each of the fair market values determined in clause (1) by the sum obtained in clause (2); (4) multiplying the quotient obtained for each class of Certificates in clause (3) by the purchase price paid for all the Certificates; and (5) for each class of Certificates, dividing the product obtained from such class of Certificates in clause (4) by the original principal balance of such class of Certificates:

        Class A-1: ____________                     Class A-15: ____________
        Class A-2: ____________                     Class A-16: ____________
        Class A-3: ____________                     Class A-17: ____________
        Class A-4: ____________                     Class A-18: ____________
        Class A-5: ____________                     Class X: ____________
        Class A-6: ____________                     Class PO:____________
        Class A-7: ____________                     Class R: ____________
        Class A-8: ____________                     Class B-1: ____________
        Class A-9: ____________                     Class B-2: ____________
        Class A-10: ____________                    Class B-3: ____________
        Class A-11: ____________                    Class B-4: ____________
        Class A-12: ____________                    Class B-5: ____________
        Class A-13: ____________                    Class B-6: ____________
        Class A-14: ____________

The prices set forth above do not include accrued interest with respect to periods before closing.


                                 STRUCTURED ASSET MORTGAGE
                                 INVESTMENTS INC.

                                 By:__________________________________
                                 Name:________________________________
                                 Title:_______________________________

                                    EXHIBIT I

                         Schedule of Discount Fractions



LOAN NUMBER                    NET RATE                   DISCOUNT FRACTION

108060713                      6.2875                     6.851852%
108070521                      6.6625                     1.296296%
108080252                      6.6625                     1.296296%
108080472                      6.6625                     1.296296%
108080612                      6.6625                     1.296296%
108090222                      6.6625                     1.296296%
108090589                      6.6625                     1.296296%
108090845                      6.5375                     3.148148%
108100021                      6.6625                     1.296296%
108100521                      6.5375                     3.148148%
108100765                      6.6625                     1.296296%
108100882                      6.6625                     1.296296%
208070052                      6.6625                     1.296296%
208080266                      6.6625                     1.296296%
208080372                      6.6625                     1.296296%
208080411                      6.6625                     1.296296%
208090062                      6.6625                     1.296296%
208090128                      6.6625                     1.296296%
208090328                      6.6625                     1.296296%
208090391                      6.6625                     1.296296%
208090514                      6.6625                     1.296296%
208090817                      6.6625                     1.296296%
208090839                      6.6625                     1.296296%
208090859                      6.6625                     1.296296%
208090860                      6.6625                     1.296296%

208100233                       6.5375                     3.148148%
208100285                       6.6625                     1.296296%
208100442                       6.5375                     3.148148%
208100555                       6.6625                     1.296296%
208100914                       6.6625                     1.296296%
308090410                       6.5375                     3.148148%
308090476                       6.6625                     1.296296%
408090167                       6.6625                     1.296296%
508090011                       6.6625                     1.296296%
508090425                       6.5375                     3.148148%
508090591                       6.6625                     1.296296%
508100355                       6.5375                     3.148148%
508100562                       6.6625                     1.296296%
608070282                       6.6625                     1.296296%
608080543                       6.6625                     1.296296%
608090585                       6.6625                     1.296296%
608090588                       6.6625                     1.296296%
608090669                       6.6625                     1.296296%
608100208                       6.6625                     1.296296%
608100415                       6.6625                     1.296296%
808080378                       6.6625                     1.296296%
808080576                       6.6625                     1.296296%
808080814                       6.6625                     1.296296%
808080871                       6.6625                     1.296296%
808090120                       6.5375                     3.148148%
808090186                       6.6625                     1.296296%
808090321                       6.6625                     1.296296%
808090399                       6.6625                     1.296296%
808090769                       6.6625                     1.296296%

808090947                       6.6625                     1.296296%
808091082                       6.5375                     3.148148%
808100084                       6.6625                     1.296296%
808100440                       6.6625                     1.296296%
808100500                       6.5375                     3.148148%
808101388                       6.6625                     1.296296%
908100296                       6.6625                     1.296296%
908100447                       6.6625                     1.296296%
1108090009                      6.6625                     1.296296%
1108090015                      6.6625                     1.296296%
1408090051                      6.6625                     1.296296%